                                 MET INVESTORS
                                 SERIES TRUST

                     J.P. Morgan Small Cap Stock Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     J.P. Morgan Enhanced Index Portfolio
                  J.P. Morgan International Equity Portfolio
                     Lord Abbett Bond Debenture Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                    Lord Abbett Developing Growth Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                    Lord Abbett Growth and Income Portfolio
                       Janus Aggressive Growth Portfolio
                         MFS Mid Cap Growth Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                          PIMCO Innovation Portfolio
                         Met/Putnam Research Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Met/AIM Mid Cap Core Equity Portfolio
          State Street Research Concentrated International Portfolio
                    Third Avenue Small Cap Value Portfolio


                                 ANNUAL REPORT

                               DECEMBER 31, 2002

--------------------------------------------------------------------------------

January 31, 2003

Letter to Policyholders

The past year has been challenging for many investors. It was characterized by corporate scandals, a weak economy and lackluster corporate earnings. Looking ahead there is uncertainty surrounding the potential conflict with Iraq, declining consumer confidence and rising unemployment. Diversification and discipline are critical in difficult market conditions like these.

The stock market recorded its third straight annual loss in 2002. The Dow Jones Industrial Average fell 16.8%, its sharpest decline since 1977. The broad Standard & Poor's 500 - Stock Index fell 22.1%, its worst year since 1974. One bright spot continued to be the bond market where the Lehman Aggregate Bond Index increased 10.3% for the year.

On the following pages you will find a complete review of your Portfolios and their investment performance.

We appreciate your trust and we will continue to focus our efforts to meet your investment needs.


Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Small cap stocks staged a small rally as the reporting period ended, following better than expected corporate profit reports and hopes of an end to downward earnings revisions among technology stocks. Technology stocks and companies with low quality characteristics such as highly leveraged balance sheets led the rally. By the end of the quarter, the S&P 600 Small Cap Index/1/ was up 4.9%, which compared with a rise of 8.4% for the S&P 500 Index/2/.

Portfolio Review
As the reporting period began, gains from the consumer staple, systems hardware, and capital markets sectors were offset by losses due to selection in the industrial cyclical, software & services, and basic materials sectors. Sector weightings to systems hardware and basic materials outweighed losses from weights to retail and pharmaceuticals.

Gains came from stock selection in the pharmaceutical, industrial cyclical, and software & services sectors and underweights to the systems hardware and semiconductors sectors, as the year progressed. These gains offset losses from stock selection in the retail, consumer cyclical, and energy sectors and an underweight to the utilities sector.

There were a number of strong performers as the year ended, including Crown
Cork & Seal Co., Inc. and eSpeed. Stock in Crown Cork & Seal Co., Inc., which manufactures and sells metal and plastic containers, rose after it announced the sale of a subsidiary company and improved operating performance. eSpeed stock rose as prospects appeared to advance for its capital markets trading technology solutions. From a negative perspective, there was poor performance from stocks such as Tier, Valmont Industries, Inc. and Spinnaker Exploration Co.

Outlook
Following the difficult market conditions of the past three years, small cap equities are now more appropriately valued and we expect positive returns in 2003. Additionally, we believe that a combination of lower valuations and higher estimated earnings per share growth will lead to small cap equities outperforming large caps.

Marian U. Pardo
Steven J. Rich
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    J.M. Smucker Co.                1.62%
                    ---------------------------------------
                    Atmos Energy Corp.              1.49%
                    ---------------------------------------
                    Crown Cork & Seal Co., Inc.     1.34%
                    ---------------------------------------
                    Sierra Pacific Resources        1.31%
                    ---------------------------------------
                    Alberto Culver Co.--Class B     1.25%
                    ---------------------------------------
                    EMCOR Group, Inc.               1.20%
                    ---------------------------------------
                    Net.B@nk, Inc.                  1.20%
                    ---------------------------------------
                    Lattice Semiconductor Corp.     1.20%
                    ---------------------------------------
                    Neurocrine Biosciences, Inc.    1.03%
                    ---------------------------------------
                    Borland Software Corp.          1.03%
                    ---------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Basic Materials      6.5%
Communications       3.3%
Cyclical            14.3%
Energy               6.0%
Financial           22.9%
Industrial          17.4%
Non-Cyclical        21.4%
Technology           6.5%
Utilities            1.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               J.P. Morgan Small Cap Stock Portfolio managed by
      J.P. Morgan Investment Management, Inc., vs. Russell 2000 Index/3/
                           Growth Based on $10,000+

                                    [CHART]


            Russell 2000       J.P. Morgan Small
               Index          Cap Stock Portfolio
            ------------     ---------------------
 5/96         $10,000            $10,000
 6/96           9,978              9,977
 9/96          10,012             10,149
12/96          10,533             10,859
 3/97           9,988             10,083
 6/97          11,607             11,623
 9/97          13,334             13,363
12/97          12,888             13,128
 3/98          14,184             14,730
 6/98          13,523             13,746
 9/98          10,798             10,791
12/98          12,559             12,419
 3/99          11,877             11,828
 6/99          13,724             13,165
 9/99          12,857             13,285
12/99          15,229             17,953
 3/00          16,307             19,471
 6/00          15,691             18,097
 9/00          15,865             18,484
12/00          14,769             16,058
 3/01          13,809             13,599
 6/01          15,781             15,845
 9/01          12,500             12,201
12/01          15,135             14,706
 3/02          15,739             15,232
 6/02          14,424             13,654
 9/02          11,338             11,112
12/02          12,035             11,612

    ---------------------------------------------------------------------
                                        Average Annual Return/4/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/5/
    ---------------------------------------------------------------------
    J.P. Morgan Small Cap
--  Stock Portfolio -- Class A  -21.05% -13.52% -2.42%       2.27%
              Class B           -21.19%      --     --      -7.55%
    ---------------------------------------------------------------------
- - Russell 2000 Index/3/       -20.48%  -7.55% -1.36%       2.80%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P SmallCap 600 Index is an unmanaged index consisting of 600 stocks chosen for market size, liquidity, and industry group representation. The Index includes U.S. companies with market a capitalization between $250 million and $900 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review
The financial markets were buffeted by contradictory economic indicators as the reporting period ended, which included a shifting consumer confidence index, a larger-than-expected Federal Funds rate cut and the departure of key figures in Washington. Following the election, the Federal Reserve cut the Federal Funds rate by 50 basis points, adopted a neutral bias, and reconfirmed its commitment to ensuring that the U.S. recovery finds firm footing. Interest rates rose towards the end of the year, with the front-end of the yield curve steepening as 2-year Treasuries outperformed. Treasury yields rose 16 to 21 basis points in the 5-year and 10-year maturity portions of the yield curve, respectively, as market sentiments improved and risk aversion abated.

Portfolio Review
Halfway through the reporting period, we reduced our sector risk exposures. In investment grade corporates we continued to diversify our holdings, moderating our exposure to event risk. It is these efforts that caused the impact of WorldCom, Inc. to be as modest as it was in our portfolios. The paring back in credit positions over the last few quarters resulted in corporate sector exposures in most portfolios that are underweight on a market value basis and about neutral on a weighted duration basis, a net plus to performance.

As the reporting period ended, our duration positioning had a slightly negative impact on performance. Because of the strong fourth-quarter credit market rally, our diversified portfolio of investment-grade bonds, as well as our modest exposure to high-yield and emerging market debt, added value. Our underweight to Treasuries and agencies was also a positive as these markets sold off. However, our positions in asset-backed and commercial mortgage-backed securities detracted slightly as sector weakness persisted and the credit sectors outperformed.

Outlook
We expect consumer spending to hold up strong enough to allow the economy to grow about 3% next year, notwithstanding the geopolitical risks to an economic recovery. Uncertainty surrounding a war with Iraq, a confrontation with North Korea, prolonged strikes in Venezuela and higher crude oil prices will weigh on the markets in 2003. Nonetheless, the Bush administration appears to be pro-growth going forward as evidenced by its proposed $600 billion economic package that would eliminate dividend taxes, accelerate tax rate cuts, create a parent tax rebate and grant necessary aid for states. Productivity has also increased at its fastest rate since 1973, which should allow businesses to pay higher wages and still maintain profitability. Capital spending and returning risk appetites will be the main indicators to watch in 2003.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)          16.54%
        ---------------------------------------------------------------
        U.S. Treasury Note (2.125%, 8/31/04)                   12.31%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.50%, TBA)          11.62%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 12/01/31)      6.31%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, TBA)           2.88%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 12/01/16)      2.68%
        ---------------------------------------------------------------
        Federal National Mortgage Assoc. (7.00%, 8/01/31)       2.63%
        ---------------------------------------------------------------
        Government National Mortgage Assoc. (6.00%, TBA)        2.20%
        ---------------------------------------------------------------
        Credit Suisse First Boston Mortgage Securities Corp.
         (7.29%, 9/15/41)                                       2.16%
        ---------------------------------------------------------------
        Daimler Chrysler Auto Trust (6.16%, 1/08/06)            1.91%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                    [CHART]

U.S. Agency and Corporate
  Mortgage Backed                       58.7%
Corporate Investment                    15.0%
U.S. Treasury                           16.7%
Asset Backed Securities                  6.0%
Foreign Market Debt                      3.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Quality Bond Portfolio, managed by
           J.P. Morgan Investment Management, Inc., vs. BIG Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Salomon Brothers        J.P. Morgan
                 Broad Investment       Quality Bond
               Grade Bond Index /1/       Portfolio
               --------------------       ---------
 5/96                $10,000               $10,000
 6/96                 10,122                10,096
 9/96                 10,311                10,270
12/96                 10,623                10,567
 3/97                 10,567                10,504
 6/97                 10,948                10,862
 9/97                 11,312                11,208
12/97                 11,646                11,524
 3/98                 11,834                11,724
 6/98                 12,107                12,001
 9/98                 12,609                12,500
12/98                 12,661                12,489
 3/99                 12,603                12,409
 6/99                 12,486                12,228
 9/99                 12,576                12,296
12/99                 12,555                12,296
 3/00                 12,830                12,561
 6/00                 13,049                12,745
 9/00                 13,447                13,100
12/00                 14,011                13,700
 3/01                 14,443                14,117
 6/01                 14,517                14,162
 9/01                 15,202                14,625
12/01                 15,205                14,664
 3/02                 15,215                14,715
 6/02                 15,751                15,114
 9/02                 16,475                15,744
12/02                 16,739                15,975


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/02)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    J.P. Morgan Quality Bond
--  Portfolio -- Class A      8.94%  9.11% 6.75%        7.27%
          Class B             8.59%     --    --        7.13%
    ----------------------------------------------------------------
    Salomon Brothers Broad
    Investment Grade Bond
- - Index/1/                 10.09% 10.06% 7.52%        8.04%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
The nation's equity markets hit a multi-year low on October 9th, and then rallied strongly until the end of November, as investors welcomed actual earnings that slightly exceeded reduced forecasts. They also applauded the Federal Reserve's (the "Fed") surprising 50 basis point rate cut on November 6. In December, however, equities gave back roughly half their October-November gains, as investors grew cautious over the slow pace of U.S. economic recovery and renewed geopolitical friction.

Portfolio Review
The Portfolio began the reporting period trailing its benchmark for the first quarter as solid stock selection in systems hardware, semiconductors and consumer staples was negated by difficulties in services, telecommunications and pharmaceuticals.

As the reporting period ended, strong stock selection within the software & services, health services & systems and insurance sectors were offset by weakness within the retail, consumer cyclicals and telecommunications sectors towards the end of the reporting period. At the stock specific level, overweight positions relative to the benchmark in Affiliated Computer Services, Inc., EchoStar Communications Corp. and First Data Corp. benefited performance, while overweights in Hotels.com, Liberty Media Corp. and Target Corp. negatively impacted results.

Outlook
It appears increasingly likely that the U.S. economy will find its footing over the course of 2003. Corporations have strengthened balance sheets and cut costs to the bone. The Fed is clearly committed to restoring growth. A fiscal stimulus package soon to be before Congress could unleash considerable liquidity. However, geopolitical risks will likely keep investors cautious until major, outstanding issues are resolved. If they are, 2003 could be the first positive year in four years for U.S. equities.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/02

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.             4.16%
                      -----------------------------------
                      Microsoft Corp.             3.83%
                      -----------------------------------
                      General Electric Co.        2.77%
                      -----------------------------------
                      Tyco International, Ltd.    2.55%
                      -----------------------------------
                      Cisco Systems, Inc.         2.28%
                      -----------------------------------
                      Pfizer, Inc.                1.98%
                      -----------------------------------
                      Mattel, Inc.                1.98%
                      -----------------------------------
                      Wal-Mart Stores, Inc.       1.94%
                      -----------------------------------
                      Procter & Gamble Co.        1.88%
                      -----------------------------------
                      Exxon Mobil Corp.           1.87%
                      -----------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Basic Materials      3.1%
Communications      12.5%
Cyclical            11.4%
Energy               7.3%
Financial           20.0%
Industrial          15.0%
Non-Cyclical        19.2%
Technology           8.1%
Utilities            3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


              S&P 500       J.P. Morgan Select
              Index/1/       Equity Portfolio
             ---------     -------------------
 5/96         $10,000           $10,000
 6/96          10,297             9,854
 9/96          10,615            10,073
12/96          11,499            10,852
 3/97          11,808            10,932
 6/97          13,869            12,966
 9/97          14,908            14,372
12/97          15,336            14,275
 3/98          17,475            15,931
 6/98          18,052            16,147
 9/98          16,256            14,385
12/98          19,718            17,497
 3/99          20,700            17,780
 6/99          22,160            19,477
 9/99          20,777            16,955
12/99          23,868            19,195
 3/00          24,415            19,815
 6/00          23,768            19,009
 9/00          23,540            19,419
12/00          21,699            18,008
 3/01          19,125            16,097
 6/01          20,244            17,669
 9/01          17,272            14,722
12/01          19,119            16,919
 3/02          19,172            16,577
 6/02          16,603            13,973
 9/02          13,734            11,473
12/02          14,893            12,580

    ----------------------------------------------------------------------
                                         Average Annual Return/2/
                                     (for the period ended 12/31/02)
    ----------------------------------------------------------------------
                                 1 Year  3 Year  5 Year Since Inception/3/
    ----------------------------------------------------------------------
    J.P. Morgan Select
--  Equity Portfolio -- Class A  -25.65% -13.14% -2.50%        3.50%
               Class B           -25.83%      --     --      -12.59%
    ----------------------------------------------------------------------
- - S&P 500 Index/1/             -22.10% -14.55% -0.59%        6.16%
    ----------------------------------------------------------------------


+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
Markets fell to new multi-year lows as the reporting period ended, amid renewed evidence of economic weakness and widespread company profit warnings. Shares then rallied strongly off of their October 2002 lows, as actual earnings slightly exceeded investors' diminished forecasts. Stocks gained, in addition, from an aggressive easing of monetary policy by the Federal Reserve. Unfortunately, however, half of the market's October-November gains were reversed before year end. Evidence of economic softness was widespread by the end of the year.

Portfolio Review
Following a strong end to 2001, the Portfolio began 2002 on a difficult note in January. Stock selection was mixed across sectors with health services and systems, utilities and network technology among the sectors in which stock selection contributed most positively to performance. Difficulties within industrial cyclicals, services and telecommunications, however, detracted from results. While strong stock selection within the network technology, software and services, and consumer staple sectors benefited performance as the year progressed, the gains were negated by difficulties within industrial cyclicals, energy, and pharmaceuticals.

The Portfolio's difficulties continued through September, though investments in capital markets, software and service and utilities sectors added value and helped soften losses from holdings in the finance, retail and health service and systems industries. At the end of the reporting period, however, the Portfolio outperformed its index for the month of December. Strong stock selection within the health, capital markets, and system hardware sectors benefited performance.

Outlook
Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four years for U.S. equity investors.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management, Inc.
Top Ten Holdings by Market Value
As of 12/31/02

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Microsoft Corp.                          4.14%
                ------------------------------------------------
                Citigroup, Inc.                          3.21%
                ------------------------------------------------
                General Electric Co.                     3.20%
                ------------------------------------------------
                Exxon Mobil Corp.                        2.43%
                ------------------------------------------------
                Wal-Mart Stores, Inc.                    2.43%
                ------------------------------------------------
                Procter & Gamble Co.                     2.26%
                ------------------------------------------------
                Pfizer, Inc.                             2.15%
                ------------------------------------------------
                Coca-Cola Co.                            2.10%
                ------------------------------------------------
                International Business Machines Corp.    1.77%
                ------------------------------------------------
                Verizon Communications, Inc.             1.60%
                ------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]



Non-Cyclical       23.9%
Financial          18.8%
Industrial         12.0%
Cyclical           11.3%
Technology          9.8%
Communications      9.7%
Energy              5.6%
Others              3.4%
Utilities           2.8%
Basic Materials     2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Enhanced Index Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                       [CHART]

                     J.P. Morgan
                       Enhanced                  S&P 500
                    Index Portfolio              Index/1/
                    ---------------              --------
  5/96                 $10,000                   $10,000
  6/96                  10,237                    10,297
  9/96                  10,488                    10,615
 12/96                  11,434                    11,499
  3/97                  11,722                    11,808
  6/97                  13,862                    13,869
  9/97                  14,901                    14,908
 12/97                  15,236                    15,336
  3/98                  17,514                    17,475
  6/98                  18,190                    18,052
  9/98                  16,399                    16,256
 12/98                  20,159                    19,718
  3/99                  20,838                    20,700
  6/99                  22,729                    22,160
  9/99                  21,167                    20,777
 12/99                  23,714                    23,868
  3/00                  24,173                    24,415
  6/00                  23,203                    23,768
  9/00                  22,678                    23,540
 12/00                  20,976                    21,699
  3/01                  18,560                    19,125
  6/01                  19,893                    20,244
  9/01                  16,726                    17,272
 12/01                  18,581                    19,119
  3/02                  18,430                    19,172
  6/02                  15,717                    16,603
  9/02                  12,916                    13,734
 12/02                  13,943                    14,624

    ---------------------------------------------------------------------
                                        Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/3/
    ---------------------------------------------------------------------
    J.P. Morgan Enhanced
--  Index Portfolio -- Class A  -24.96% -16.22% -1.76%        5.10%
               Class B          -25.12%      --     --      -14.67%
    ---------------------------------------------------------------------
- - S&P 500 Index/1/            -22.10% -14.55% -0.59%        6.16%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Market Review
The market moved higher as the year drew to a close, with the major international equity indices rising by more than 5 percent. The quarter began with further sell offs until posting a strong four-day rally in mid-October, since when the market has range traded. Many long-standing concerns dominated, such as deflation, excess capacity, and the potential double dip. The specter of war with Iraq hovered over the oil price resulting in the highest level in two years, while gold rose to a five-year high. Therefore, there was little help for valuations and investors sought clarification on earnings. Although recent earnings trends have been more positive, there is widespread uncertainty over 2003 and cleaner accounting, etc., which will depress earnings.

Portfolio Review
As the reporting period began, stock selection detracted from strong performance in the media, basic industry and energy sectors. In particular, three global media stocks suffered from concerns that their businesses had over expanded in the 1990s. Among oil stocks, the strategy suffered from being underweight the major integrated names and overweight a second line stock. On a more positive note, the strategy benefited from its bank stock selections in Europe, Japan and Southeast Asia. As the year progressed, exposure to emerging markets hurt performance, although such exposure has proved beneficial over the year to date. In developed markets, stock selection detracted from performance in media and transport. From a positive perspective, stock selection added to performance in healthcare and technology. In healthcare, the strategy was underweight U.K. pharmaceuticals relative to their continental European counterparts. In technology, the strategy was marginally underweight the sector and weighted toward Asian rather than European semiconductor stocks.

Over the second half of the reporting period, performance was stronger relative to the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) Index/1/ benchmark. This was achieved by avoiding the worst fallers in telecommunications, insurance and healthcare. The strategy also benefited from holding cheap emerging markets oil stocks. There was poor performance from stock selection in the banking, mining and paper sectors. As the year ended, stock selection within European financials such as ABN AMRO Holding NV and Dexia Banque SA was the principal driver of performance, as these holdings recovered from low levels. Holdings in Italian oil stock ENI SpA and French building materials company Compagnie De Saint-Gobain also contributed, as did an overweight position in information technology. Positions in the auto sector detracted.

Outlook
Substantial stimuli in the form of lower interest rates globally and fiscal injections make it likely that the global economy will strengthen. However, problems such as war with Iraq; deflation and a lack of pricing power; a dependence on the U.S. consumer; and a lack of earnings growth remain. There is little room for aggressive valuation expansion, so returns will come from those companies that can push profits higher.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management, Inc.
Top Ten Holdings by Market Value
As of 12/31/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Total Fina Elf S.A.                 3.18%
                  -------------------------------------------
                  Vodafone Group Plc                  2.94%
                  -------------------------------------------
                  GlaxoSmithKline Plc                 2.75%
                  -------------------------------------------
                  Novartis AG                         2.62%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc    2.58%
                  -------------------------------------------
                  BP Plc                              2.44%
                  -------------------------------------------
                  Unilever Plc                        2.37%
                  -------------------------------------------
                  Nokia Oyj                           2.22%
                  -------------------------------------------
                  UBS AG                              2.03%
                  -------------------------------------------
                  Iberdrola S.A.                      1.90%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

       [CHART]

United Kingdom   29.3%
Japan            18.4%
France           11.7%
Switzerland      10.5%
Others            7.6%
Netherlands       7.1%
Spain             4.5%
Australia         4.1%
Germany           3.5%
Italy             3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/02
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            J.P. Morgan International Equity Portfolio, managed by
        J.P. Morgan Investment Management Inc., vs. MSCI EAFE Index/1 /
                           Growth Based on $10,000+

                                    [CHART]

                                J.P. Morgan
                               International
             MSCI EAFE/1/    Equity Portfolio
             ------------    ----------------
 5/96          $10,000            $10,000
 6/96            9,880             10,172
 9/96            9,874             10,211
12/96           10,038             10,843
 3/97            9,887             11,031
 6/97           11,178             12,002
 9/97           11,105             12,089
12/97           10,243             11,490
 3/98           11,758             12,913
 6/98           11,891             13,188
 9/98           10,209             11,007
12/98           12,327             13,107
 3/99           12,508             13,372
 6/99           12,883             13,851
 9/99           13,407             14,230
12/99           15,694             16,845
 3/00           15,686             17,084
 6/00           15,075             16,158
 9/00           13,867             14,745
12/00           13,504             14,023
 3/01           11,659             11,988
 6/01           11,558             11,918
 9/01            9,945             10,360
12/01           10,640             11,171
 3/02           10,700             11,248
 6/02           10,494             11,029
 9/02            8,430              8,790
12/02            8,976              9,344

    ---------------------------------------------------------------------
                                        Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since inception/3/
    ---------------------------------------------------------------------
    J.P. Morgan International
--  Equity Portfolio -- Class A -16.36% -17.84% -4.05%       -1.01%
              Class B           -16.51%      --     --      -13.21%
    ---------------------------------------------------------------------
- - MSCI EAFE Index/1/          -15.64% -16.99% -2.61%       -1.61%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



In what was a very difficult environment for corporate bonds, the Portfolio benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds as well as in mortgage-backed securities (MBS). The Portfolio focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement. Cross-over bonds--bonds of formerly investment-grade companies that are currently out of favor--contributed substantially to performance in the second half of the year as the outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance.

Absolute yields remained low in the Treasury market, a sector we avoided for much of the year as the Fed aggressively cut short-term interest rates. We sold 10-year Treasury bonds early in the first quarter, realizing a modest profit, as investors in search of an alternative to the volatile equity markets drove prices higher.

Detracting from performance for the year was the Portfolio's overweight in the wireless or cellular phone business, which was caught up, we believe often without merit, in the general angst surrounding the telecommunications industry. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits--particularly in the wireless phone and cable industries--were among the best-performing areas for the portfolio as investors searched for higher yield. The Portfolio's best performers in the convertibles sector included the securities of less-than-investment grade technology and software companies.

Throughout the year, we were underweight the telecommunications sector as a whole, and did not participate in the fourth-quarter's sharp price improvement in the sector's worst credits, those rated "CCC" by Standard & Poor's, which we never owned. On the other hand, our absence from those credits during the market's steep decline preserved capital for our investors.
In the second half of the year, the Portfolio took profits in MBS across the maturity spectrum, trimming particularly some of its high-coupon mortgages from the Portfolio as declining interest rates increased the risk of prepayments.

As the year drew to a close, in a strategic move designed to capture the improving value opportunities in the equity markets, we increased the equity sensitivity of the Portfolio, adding the common stock of well-managed companies whose valuations have suffered in the three-year bear market. All together, the equity-sensitive portion of the Portfolio--consisting of convertible and convertible preferred securities and stocks--accounted for as much as 25% of the Portfolio's assets by the end of 2002, up from approximately 14% earlier in the year.

Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

Given this outlook, we will continue to emphasize the high-yield bond and convertibles securities portion of the Portfolio, where we believe the best total returns can be derived. The high-yield portion will remain the larger sector of the two (55%), and we will make additions to it cautiously. We believe the equity-sensitive portion of the Portfolio, including convertible securities, will benefit from an improved corporate earnings outlook. Our focus there will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Portfolio will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corp.                      2.74%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (7.00%, 5/01/32)     1.45%
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 12/01/32)    1.29%
         -------------------------------------------------------------
         L-3 Communications Holdings, Inc.                     0.98%
         -------------------------------------------------------------
         BISYS Group, Inc.                                     0.92%
         -------------------------------------------------------------
         First Data Corp.                                      0.84%
         -------------------------------------------------------------
         Danaher Corp.                                         0.84%
         -------------------------------------------------------------
         Abitibi-Consolidated, Inc.                            0.83%
         -------------------------------------------------------------
         PacifiCare Health Systems, Inc.                       0.80%
         -------------------------------------------------------------
         UniversalHealth Services, Inc.                        0.80%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                    [CHART]


Corporate Bonds                                            83.7%
U.S. Government Agency                                      6.5%
International Bonds & Debt                                  5.1%
Equity Securities                                           4.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]

                 Lord Abbett         Credit Suisse
                    Bond              First Boston    Lehman Brothers
                  Debenture            High Yield        Aggregate
                  Portfolio             Index*          Bond Index
                 ----------           -----------     ----------------
   5/96           10,000                 10,000           10,000
   6/96           10,201                 10,103           10,114
   9/96           10,790                 10,482           10,300
  12/96           11,288                 10,945           10,609
   3/97           11,432                 11,106           10,550
   6/97           12,147                 11,585           10,938
   9/97           12,778                 12,130           11,302
  12/97           13,052                 12,326           11,636
   3/98           13,709                 12,697           11,815
   6/98           13,791                 12,857           12,091
   9/98           13,197                 12,067           12,603
  12/98           13,869                 12,397           12,646
   3/99           14,082                 12,601           12,581
   6/99           14,004                 12,747           12,470
   9/99           13,812                 12,543           12,555
  12/99           14,341                 12,804           12,540
   3/00           14,479                 12,639           12,817
   6/00           14,551                 12,695           13,039
   9/00           14,871                 12,782           13,433
  12/00           14,465                 12,135           13,998
   3/01           14,859                 12,733           14,422
   6/01           14,782                 12,654           14,503
   9/01           14,180                 12,151           15,173
  12/01           15,010                 12,837           15,179
   3/02           15,089                 13,159           15,194
   6/02           14,585                 12,857           15,757
   9/02           14,264                 12,494           16,480
  12/02           14,950                 13,234           16,739

    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 12/31/02)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio -- Class A       -0.39%  1.40% 2.75%        6.21%
                 Class B       -0.57%     --    --        0.33%
                 Class E           --     --    --       -1.03%
    ------------------------------------------------------------------
    Lehman Brothers Aggregate
--  Bond Index/1/              10.27% 10.10% 7.54%        8.03%
    ------------------------------------------------------------------
    Credit Suisse First Boston
- - High Yield Index/2/         3.11%  1.12% 1.44%        4.30%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

/3"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

A primary factor adding relative and absolute value to your portfolio for the time period was stock selection in the healthcare sector. Boston Scientific Corp., a medical device maker, continued to build on strong returns based on testing and positive developments surrounding a new drug-coated stent product.

Performance was hurt by stock selection in the struggling utilities sector. Returns were generally negative for holdings in both the Portfolio and the index. A weak market for wholesale electricity has affected the sector as a whole, including performance of holding TECO Energy, Inc. Investors have shunned most utilities in the wake of the Enron collapse.

A contributor to outperformance for the time period was our relative underweight position in the technology sector. The Portfolio's only holding in this sector is Sybase, Inc., whose returns were against the industry grain. This software company's stock outpaced those represented in the Index. Our relative underweight position in this sector is in response to our research team's belief that the sector's risk/return profile is not consistent with our disciplined investment philosophy.

Detracting from portfolio performance for the time period was a relative underweight position in the financial services sector. In addition, a relative underweight position in the consumer staples sector was responsible for underperformance in relation to the benchmark.

In the producer durables sector, stock selection contributed to relative outperformance. Hubbell, Inc., a company that engineers, manufactures, and sells electrical and electronic products produced strong returns over the year adding to relative outperformance.

Outlook
Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks that have defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 12/31/02

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Halliburton Co.              2.82%
                      ------------------------------------
                      Hubbell, Inc.                2.59%
                      ------------------------------------
                      Genuine Parts Co.            2.56%
                      ------------------------------------
                      PartnerRe, Ltd.              2.55%
                      ------------------------------------
                      SAFECO Corp.                 2.54%
                      ------------------------------------
                      Snap-On, Inc.                2.53%
                      ------------------------------------
                      XL Capital, Ltd.--Class A    2.45%
                      ------------------------------------
                      Pactiv Corp.                 2.42%
                      ------------------------------------
                      Georgia-Pacific Group        2.36%
                      ------------------------------------
                      EOG Resources Inc            2.35%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Basic Materials     16.9%
Cyclical            21.8%
Energy              11.4%
Financial           17.2%
Industrial           7.4%
Non-Cyclical        17.7%
Technology           1.6%
Utilities            6.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]

                 Lord Abbett        S&P 400        Russell Mid
                Mid-Cap Value    Mid-Cap/BARRA     Cap Growth
                  Portfolio       Value Index        Index
                -------------   --------------     -----------
 8/97             $10,000          $10,000          $10,000
 9/97              10,440           10,630           10,440
12/97              10,490           11,204           10,556
 3/98              11,361           12,306           11,697
 6/98              11,308           11,797           11,520
 9/98               9,383           10,169            9,813
12/98              10,606           11,727           11,623
 3/99              10,125           10,783           11,568
 6/99              11,829           12,392           12,824
 9/99              10,940           11,185           11,723
12/99              11,211           12,000           13,724
 3/00              12,366           12,752           15,129
 6/00              13,198           12,413           14,447
 9/00              14,890           14,033           15,429
12/00              17,139           15,341           14,877
 3/01              16,703           14,811           13,316
 6/01              17,659           16,497           14,585
 9/01              16,267           14,351           11,980
12/01              18,527           16,436           14,041
 3/02              19,674           18,068           14,638
 6/02              18,472           17,007           13,241
 9/02              15,754           13,864           10,905
12/02              16,802           14,775           11,768

    -------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 12/31/02)
    -------------------------------------------------------------------
                               1 Year  3 Year 5 Year Since Inception/4/
-----------------------------------------------------------------------
    -------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio -- Class A  -9.31% 14.44% 9.88%       10.15%
                       Class B  -9.58%   --    --          0.38%
    -------------------------------------------------------------------
    S&P Mid-Cap 400/BARRA
--  Value Index/1/             -10.11%  7.18% 5.69%        7.47%
    -------------------------------------------------------------------
- - Russell Mid Cap Index/2/   -16.19% -5.04% 2.19%        3.07%
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 400/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------


2002 was a dismal year for the markets, with indexes across the board down sharply. Small cap benchmarks were generally in line with large cap benchmarks, although there was a sharp divergence between growth and value. Value benchmarks, while markedly lower in 2002, suffered only about half the losses seen by growth benchmarks.

Your portfolio underperformed for the year versus the Russell 2000 Index/1/ (the "Russell 2000") and outperformed the Russell 2000 Growth Index/2/. The principal detractor from relative performance was our underweight of the financial services industry. This sector is the benchmark's largest contributor: it constitutes nearly 24% of the Russell 2000's weight and had by far the strongest returns of any sector. Of the 850 basis points by which we underperformed the Russell 2000, the financial services sector cost us 560 basis points.

As a growth-oriented investor, it is difficult to maintain a high weighting in financial services stocks. Our underweight is driven by our belief that these names are not true "growth" vehicles, as well as our sense that they have achieved full valuations and are unlikely to continue to enjoy a positive macroeconomic backdrop. We continue to be underweight this sector, even versus our primary benchmark, the Russell 2000 Growth, which has an unusually high 17.6% weighting in this area. We are confident, however, that this positioning will benefit us in coming quarters as it began to near the end of 2002.

Our most significant contributor to relative performance last year was the healthcare industry. Our stock selection here--most notably our holdings of healthcare service names--helped performance throughout 2002. This sector added 60 basis points to relative performance.

While our growth bias caused us to underperform the broader Russell 2000 Index, we were able to outperform the Russell 2000 Growth Index. We were ahead of this benchmark by 200 basis points, with financial services again being our biggest detractor from relative performance, and healthcare and technology being our biggest contributors.

On the individual stock level, our biggest loser was SkillSoft Corp., an e-learning company that cost us 120 basis points. Our biggest contributor was Cray, Inc., a high-end computer systems developer, which added 70 basis points to the Portfolio.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Timberland Co.--Class A                     2.29%
              ---------------------------------------------------
              Quiksilver, Inc.                            2.17%
              ---------------------------------------------------
              Pharmaceutical Product Development, Inc.    2.00%
              ---------------------------------------------------
              Pacific Sunwear of California, Inc.         1.78%
              ---------------------------------------------------
              SICOR, Inc.                                 1.58%
              ---------------------------------------------------
              Matthews International Corp.--Class A       1.52%
              ---------------------------------------------------
              Medicis Pharmaceutical Corp.--Class A       1.44%
              ---------------------------------------------------
              Standard Pacific Corp.                      1.41%
              ---------------------------------------------------
              Intergraph Corp.                            1.38%
              ---------------------------------------------------
              Armor Holdings, Inc.                        1.37%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

           [CHART]

Basic Materials     2.2%
Communications      2.9%
Cyclical           23.2%
Energy              4.1%
Financial           3.3%
Industrial          7.6%
Non-Cyclical       39.7%
Technology         16.9%
Utilities           0.1%


--------------------------------------------------------------------------------
                                      15

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Developing Growth Portfolio, managed by
                 Lord, Abbett & Co., vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                               Lord Abbett Developing
        Russell 2000 Index      Growth Portfolio
        ------------------     ----------------------
 8/97        $10,000                 $10,000
 9/97         10,987                  11,190
12/97         10,619                  10,552
 3/98         11,687                  11,732
 6/98         11,143                  11,419
 9/98          8,897                   8,927
12/98         10,349                  11,248
 3/99          9,787                  11,509
 6/99         11,308                  13,020
 9/99         10,594                  12,289
12/99         12,548                  14,901
 3/00         13,437                  15,241
 6/00         12,929                  13,146
 9/00         13,072                  13,062
12/00         12,169                  12,089
 3/01         11,378                   9,987
 6/01         13,003                  11,614
 9/01         10,299                   8,962
12/01         12,471                  11,266
 3/02         12,968                  11,255
 6/02         11,885                   9,966
 9/02          9,342                   7,641
12/02          9,916                   8,000


    ---------------------------------------------------------------------
                                        Average Annual Return/3
                                    /(for the period ended 12/31/02)
    ---------------------------------------------------------------------
                                1 Year  3 Year  5 Year Since Inception/4/
    ---------------------------------------------------------------------
    Lord Abbett Developing
--  Growth Portfolio -- Class A -28.99% -18.73% -5.39%       -4.07%
                        Class B -29.14%      --     --      -10.20%
    ---------------------------------------------------------------------
- - Russell 2000 Index/1/       -20.48%  -7.55% -1.36%       -0.15%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Index returns are based on an inception date of 8/20/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

Although your Portfolio returned negative performance for the year-to-date period, it outperformed relative to its growth benchmark. Over half of the sectors in the Russell Mid Cap Growth Index/1/ were down for the year. While the Russell Mid Cap Growth Index was very heavily technology-weighted, your Portfolio was underweight in technology. Solid stock selection and our decision to underweight the technology sector--due to weak fundamentals and high valuations--helped your relative returns for the year.

Your Portfolio benefited from strong stock selection and overweight relative to the benchmark in the healthcare sector. The consolidation occurring in several healthcare industries has pushed operating costs down in many instances. Drug price inflation has remained relatively high, benefiting both pharmaceutical companies and drug distributors who can charge higher prices. Another trend that has emerged in the pharmaceutical industry is the number of large branded drugs from large companies with expiring patents. As a result, select mid cap companies, many of which manufacture generic drugs that compete with branded drugs when their patents expire, have gained market share and evolved into more of a competitive threat.

In addition, our strong selection and overweight position in the financial services sector benefited the Portfolio in 2002. Our financial services holdings, many of which are insurance companies, have performed well as a result of strong pricing in the property and casualty, general liability, workers compensation and reinsurance segments.

Stock selection in the utilities, producer durables and consumer discretionary sectors detracted from performance for the year. Due to the uncertainty and volatility of consumer spending in certain industries within the consumer discretionary sector, the stock prices of several holdings in your portfolio were negatively impacted. In the producer durables sector, your Portfolio was affected by the sustained inactivity of corporate capital spending. The utilities sector detracted from performance primarily due to investor concerns that growth in the telecommunications and cable industries would slow moving forward.

In our opinion, the mid cap growth stock universe remains a very exciting and fertile place for investors to put money to work today in the stock market. With the Federal Reserve looking to keep rates steady, and with inflation remaining muted, today's exceptionally low interest rates will continue to encourage companies to expand. We believe the U.S. economy will continue to recover in 2003, although the recovery will take place in a very choppy pattern. We continue to be overweight healthcare and financial services stocks in particular due to their strong fundamental outlooks. Our overweight in financials is mostly in the insurance industry. We remain underweight technology due to generally poor fundamentals, but are closely monitoring the group looking for attractive valuation entry-points to invest in select, strong companies.

Kevin P. Ferguson
Steven J. McGruder
Frederic D. Ohr
Portfolio Managers
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             New York Community Bancorp, Inc.               2.60%
             ------------------------------------------------------
             RenaissanceRe Holdings, Ltd.                   2.54%
             ------------------------------------------------------
             Caremark Rx, Inc.                              2.47%
             ------------------------------------------------------
             Anthem, Inc.                                   2.41%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.--Class A    2.41%
             ------------------------------------------------------
             Teva Pharmaceutical Industries, Ltd. (ADR)     2.34%
             ------------------------------------------------------
             Willis Group Holdings, Ltd.                    2.33%
             ------------------------------------------------------
             Harman International Industries, Inc.          2.32%
             ------------------------------------------------------
             Boston Scientific Corp.                        2.21%
             ------------------------------------------------------
             BJ Services Co.                                2.11%
             ------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]


Communications                   4.9%
Financial                       15.0%
Non-Cyclical                    38.3%
Technology                       9.3%
Energy                          12.1%
Cyclical                        12.8%
Diversified                      1.2%
Industrial                       6.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 1, 2, 3
                           Growth Based on $10,000+

                                    [CHART]


         Lord Abbett
           Growth       Russell Mid   Russell
        Opportunities    Cap Growth   Mid Cap      S&P Mid
          Portfolio        Index       Index    Cap 400 Index
        -------------   -----------   --------  ------------
 2/01     $10,000         $10,000     $10,000     $10,000
 3/01       8,440           7,729       9,003       9,591
 6/01       9,640           8,979       9,861      10,682
 9/01       7,710           6,483       8,100       9,293
12/01       8,930           8,237       9,493      10,643
 3/02       8,720           8,092       9,896      11,700
 6/02       7,800           6,614       8,952      11,013
 9/02       6,570           5,478       7,373       8,978
12/02       6,750           5,980       7,957       9,568

     -----------------------------------------------------------------
                                      Average Annual Return/4/
                                      (for the period ended 12/31/02)
     -----------------------------------------------------------------
                                      1 Year     Since Inception/5/
     -----------------------------------------------------------------
     Lord Abbett Growth Opportunities
--   Portfolio -- Class A             -24.25%         -18.69%
                  Class B             -24.41%         -18.82%
     -----------------------------------------------------------------
- -  Russell Mid Cap Growth Index/1/  -27.40%         -23.87%
     -----------------------------------------------------------------
--   Russell Mid Cap Index/2/         -16.19%         -11.42%
     -----------------------------------------------------------------
     S&P Mid-Cap 400/BARRA Value
---- Index/3/                         -10.10%          -2.56%
     -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P Mid-Cap 400/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indicies cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. The Russell Mid Cap Growth Index and the Russell Mid Cap Index returns are based on an inception date of 2/12/01. The S&P Mid-Cap 400/BARRA Value Index returns are based on an inception date of 2/28/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------

Strong stock selection in the consumer discretionary sector benefited the Portfolio throughout the year. In particular, retail holdings gained on positive earnings reports during 2002, while media stocks benefited from an expected strengthening of advertising sales. Within the industrials sector, an aerospace & defense company holding aided year-to-date performance, as defense spending increased early in the year, as a result of international conflicts. Additionally, several transportation stocks within this sector have gained on optimism that the economic recovery is underway. In the utilities sector, strong stock selection added to quarterly performance as several electrical companies increased from improving earnings prospects.

Select stocks within the health care sector hurt relative performance. In particular, a pharmaceutical holding suffered after the company issued a profit warning, due largely to the company's patent expiration for its top-selling prescription allergy drug. Stock selection in the information technology sector also detracted from performance for the year. Many technology companies experienced slow demand during the year as a result of muted capital spending. Select consumer staples stocks had a negative impact on performance over the year. Particularly, a food and drug retailer experienced a stock price decline after the company forecast lower earnings for 2003, citing a soft economy and rising costs.

While the end of 2002 has brought another down year in the equity market, we believe the groundwork is laid for a positive 2003. We expect the corporate profit cycle, which showed momentum in the latter part of 2002, to continue to increase, and we expect strong consumer spending to support the economic recovery. Subsequently, we will continue to maintain a cyclical bias in the Portfolio--focusing on retail, transportation and basic material stocks. Going forward, we will remain steadfast to the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our clients.

W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                     4.18%
                 ---------------------------------------------
                 Deere & Co.                           2.76%
                 ---------------------------------------------
                 Citigroup, Inc.                       2.73%
                 ---------------------------------------------
                 American International Group, Inc.    2.29%
                 ---------------------------------------------
                 Target Corp.                          2.29%
                 ---------------------------------------------
                 Walt Disney Co.                       2.22%
                 ---------------------------------------------
                 Mellon Financial Corp.                2.16%
                 ---------------------------------------------
                 Apple Computer, Inc.                  2.06%
                 ---------------------------------------------
                 Xerox Corp                            1.99%
                 ---------------------------------------------
                 Verizon Communications, Inc.          1.97%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]


Industrial                      17.6%
Cyclical                        15.5%
Financials                      20.2%
Non-Cyclical                    11.6%
Basic Materials                 10.1%
Communications                  10.0%
Technology                       5.1%
Utilities                        3.5%
Energy                           6.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio
                                                    For the year ended 12/31/02
Managed by Lord Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                    Lord Abbett & Co., vs. Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]

       S&P Mid-Cap 500/BARRA   Lord Abbett Growth
           Value Index         & Income Portfolio        S&P 500 Index
          --------------       ------------------        -------------
12/89        $10,000                $10,000                10,000
 3/90          9,922                 10,160                 9,908
 6/90         10,152                 10,510                10,531
 9/90          8,831                  9,350                 9,084
12/90          9,511                 10,291                 9,898
 3/91         10,706                 11,504                11,335
 6/91         10,744                 11,504                11,309
 9/91         11,213                 12,115                11,914
12/91         11,656                 13,074                12,913
 3/92         11,706                 13,434                12,587
 6/92         12,211                 13,772                12,826
 9/92         12,419                 14,099                13,230
12/92         12,883                 15,106                13,897
 3/93         14,073                 16,066                14,504
 6/93         14,467                 16,288                14,575
 9/93         15,215                 16,941                14,951
12/93         15,279                 17,344                15,298
 3/94         14,779                 16,738                14,718
 6/94         14,917                 17,067                14,780
 9/94         15,299                 18,017                15,503
12/94         15,182                 17,826                15,500
 3/95         16,646                 19,579                17,009
 6/95         18,096                 20,939                18,634
 9/95         19,536                 22,103                20,115
12/95         20,800                 23,141                21,326
 3/96         22,129                 24,356                22,471
 6/96         22,583                 24,766                23,480
 9/96         23,179                 25,707                24,205
12/96         25,374                 27,642                26,224
 3/97         25,821                 28,259                26,927
 6/97         29,557                 32,252                31,628
 9/97         32,267                 34,443                33,997
12/97         32,984                 34,441                34,973
 3/98         36,793                 38,060                39,852
 6/98         36,985                 37,866                41,167
 9/98         32,210                 33,223                37,071
12/98         37,824                 38,879                44,967
 3/99         38,902                 39,990                47,206
 6/99         43,104                 44,584                50,534
 9/99         39,130                 41,026                47,376
12/99         42,639                 45,319                54,426
 3/00         42,738                 45,130                55,672
 6/00         40,904                 44,336                54,191
 9/00         44,508                 47,921                53,665
12/00         45,233                 51,971                49,463
 3/01         42,279                 47,127                43,597
 6/01         44,144                 49,814                46,148
 9/01         36,993                 42,989                39,373
12/01         39,937                 48,973                43,582
 3/02         40,464                 50,927                43,704
 6/02         36,155                 45,397                37,848
 9/02         36,155                 36,408                31,308
12/02         36,155                 40,184                33,950

    -----------------------------------------------------------------------
                                         Average Annual Return/3/
                                     (for the period ended 12/31/02)
    -----------------------------------------------------------------------
                                                                  Since
                                1 Year  3 Year  5 Year 10 Year Inception/4/
    -----------------------------------------------------------------------
    Lord Abbett Growth and
--  Income Portfolio -- Class A -17.95%  -3.92%  3.14% 10.28%    11.24%
                        Class B -18.12%      --     --     --    -7.17%
    S&P Mid-Cap 500/BARRA
--  Value Index/1/              -20.85%  -9.50% -0.85%  9.39%     9.21%
- - S&P 500 Index/2/            -22.10% -14.55% -0.59%  9.34%     9.81%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P Mid-Cap 500/BARRA Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/1/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------

The markets started the year with a bounce off the lows that followed the September 11 terrorist attacks. Stocks lost steam in the second and third quarters, however, amid fears of new attacks, ongoing corporate scandals and a lackluster economy.

A "relief rally" managed to develop in the fourth quarter as news of corporate misconduct faded from the headlines and the threat of potential bankruptcies receded. Technology and telecommunications shares enjoyed a welcomed bounce in October and November as a result, providing a strong tailwind for many stocks. In December, however, equities gave back some of those long-awaited gains.

Meanwhile, unemployment reached an eight-year high of 6%, signaling that a rebound in underlying demand had yet to materialize. This, in turn, heightened concern that consumers, whose confidence in the economy plunged sharply at year-end, would curtail their spending after being so resilient for most of the year. Preliminary holiday sales figures, as well as recent automobile sales data, seemed to bear this out. And while home sales stayed on track to top last year's record, pockets of regional weakness emerged.

Business spending, which the Federal Reserve pointed to as a necessary catalyst for a healthy economic recovery, remained anemic for the year as well. To spur corporate investment and sustain the economy through its current "soft spot," in November central bankers surprised investors by cutting short-term interest rates a half-point to 1.25%, the lowest in over 40 years. The Portfolio declined against this backdrop and ended the year trailing its benchmark, the S&P 500 Index/1/. I am not pleased with this performance and find little solace in the fact that the investing environment has been particularly difficult during the bear market of the last three years.

Though it saw a nice bounce in October and November along with many technology names, Maxim Integrated Products, Inc. ("Maxim"), a leading manufacturer of analog and mixed-signal semiconductors, detracted from our performance. Nonetheless, our research shows that the company's broad product line gives it exposure to diverse areas of the economy, which has insulated it somewhat from a record slump in chip sales. Also working in Maxim's favor is the fact that its earnings are less dependent on "turns" orders, or those placed and shipped within the quarter, than its peers. Equally important, Maxim has successfully managed through the two-year downturn by keeping close tabs on its customers' inventory levels and distribution channels, enabling it to forecast profit growth despite an outlook for flat revenues.

Shares of Harley-Davidson, Inc. also lagged as weak holiday retail sales were reported. Nonetheless, the motorcycle manufacturer continued to enjoy strong demand for its bikes, parts and accessories as it entered its 100/th/ anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits with a 10% to 12% growth in annual motorcycle sales.

A major disappointment during the year was Tenet Healthcare Corp. ("Tenet"). The hospital operator's stock plunged when federal agents raided one of its California facilities as part of an investigation into allegations of unnecessary surgeries and possible billing fraud. Further pressuring the stock were questions surrounding the higher-than-average percentage of revenues the company derives from Medicare "outlier" payments, which cover expenses above normal Medicare reimbursement rates. Later, the government announced it would revise its compensation policy for outliers. Tenet decided to overhaul its pricing guidelines as well and consequently cut its 2003 earnings forecast. With the company under a growing cloud of negative sentiment, we elected to liquidate our Tenet holdings.

Despite Tenet's missteps, the healthcare industry performed well for most of the year as demand for medical products and services was unhindered by the slower economy. Consequently, Zimmer Holdings, Inc., a manufacturer of reconstructive orthopedic implants, rose as it benefitted from strong demand for its minimally invasive knee- and hip-replacement products. Since being spun off from Bristol-Myers Squibb Co., the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.

Two new names that also gained ground were Whole Foods Market, Inc. ("Whole Foods") and Avon Products, Inc. ("Avon"). Whole Foods, which owns a chain of natural and organic foods supermarkets, has grown as people become increasingly aware of the benefits of eating organic products and improving the safety and quality of the foods they consume. Whole Foods has continued to expand its store base while showing better-than-expected sales from existing locations open at least a year. Together, these factors helped the company boost earnings in its most recent quarter.

Avon, best known as a global manufacturer and marketer of cosmetics and toiletries, first attracted our attention when our research uncovered an impressive upward trend in sales. Key to this growth is a recent reorganization of Avon's sales force that focuses on leadership. Senior sales people are responsible for recruiting and training new representatives, which has led to rapid expansion of the company's sales personnel--and, ultimately, robust sales growth. International sales, especially in Latin America, have been particularly strong despite the devaluation of Argentina's currency and political turmoil in Brazil. In addition to reorganizing its sales force, Avon is cutting costs by eliminating redundant manufacturing facilities and consolidating distribution centers. All in all, Avon has won our confidence as the company's customers continue to purchase its reasonably priced cosmetics and skin care products, even in recessionary times.

Going forward, with business inventories and interest rates at very low levels and demand no longer deteriorating, I am more optimistic as we head into 2003. Signs the economy is improving, however, likely will be tempered by ongoing fears of a U.S. invasion of Iraq. Given that, the market could be in for a choppy period. Our strategy, therefore, is to look beyond the fear and noise and use it as an opportunity to buy attractively valued stocks.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Medtronic, Inc.                          3.16%
                ------------------------------------------------
                Maxim Integrated Products, Inc.          2.96%
                ------------------------------------------------
                Avon Products, Inc.                      2.92%
                ------------------------------------------------
                Harley-Davidson, Inc.                    2.84%
                ------------------------------------------------
                Pactiv Corp.                             2.49%
                ------------------------------------------------
                Pfizer, Inc.                             2.41%
                ------------------------------------------------
                Whole Foods Market, Inc.                 2.29%
                ------------------------------------------------
                Federal National Mortgage Association    2.10%
                ------------------------------------------------
                General Dynamics Corp.                   2.03%
                ------------------------------------------------
                Goldman Sachs Group, Inc.                2.03%
                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]

                            Janus Aggressive
          S&P 500 Index     Growth Portfolio
          -------------     ----------------
 2/01        $10,000            $10,000
 3/01          9,298              7,970
 6/01          9,842              8,300
 9/01          8,397              6,220
12/01          9,295              7,400
 3/02          9,321              7,430
 6/02          8,072              6,260
 9/02          6,677              5,250
12/02          7,241              5,341

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

         [CHART]

Communications   10.3%
Cyclical         13.6%
Energy            5.0%
Financial        16.5%
Industrial       18.8%
Non-Cyclical     31.3%
Technology        4.5%

    --------------------------------------------------------
                            Average Annual Return/2/
                            (for the period ended 12/31/02)
    --------------------------------------------------------
                            1 Year     Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
--  Portfolio -- Class A         --         -27.78%
          Class B           -27.83%         -28.31%
    --------------------------------------------------------
- - S&P 500 Index/1/        -22.10%         -15.81%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


Dear Shareholders,
For the 12 months ended December 31, 2002, the Class B shares of the Portfolio provided a total return of -44.04%. This compares to the return of -27.40% over the same period for the Portfolio's benchmark, the Russell MidCap Growth Index/1/ (the "Russell Index"). The Russell Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

An unfavorable market environment
Despite a fourth-quarter rally, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals--key business factors such as earnings, profits, and cash flow--deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's woes.

Detractors from performance
Most of the Portfolio's underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign, Inc. and Citrix Systems, Inc., business services firm CSG Systems International, Inc., telecom company American Tower Corp., and health care firms Cytyc Corp. and Genzyme Corp.

As mentioned in the Portfolio's June 2002 semiannual report, the management team and the strategy of the Portfolio were changed in June. We began a transition to a more diversified and less concentrated portfolio, with more companies represented in the series and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will see how this new strategy will perform.

Bright spots in a difficult year
In the first half of the period, one of the few areas that benefited performance was our large energy position. After President Bush made his "axis of evil" speech, we believe the market began to price in a war premium, and energy stocks rose. We sold into that strength and took some profits.

In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the Portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002; this helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers.

Our increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

Looking ahead
We have taken a relatively diversified approach entering the New Year, positioning the Portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services.

Respectfully,
David E. Sette-Ducati
Eric Fischman
Portfolio Managers
Massachusetts Financial Services Company

Note to investors: In June 2002, David E. Sette-Ducati became lead manager of the portfolio, and Eric Fischman became a manager of the portfolio, replacing Mark Regan. Mr. Sette-Ducati had previously worked with Mr. Regan as a manager of the portfolio.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               McGraw-Hill Companies, Inc.               1.99%
               -------------------------------------------------
               EchoStar Communications Corp.--Class A    1.91%
               -------------------------------------------------
               Caremark Rx, Inc.                         1.78%
               -------------------------------------------------
               Mylan Laboratories, Inc.                  1.72%
               -------------------------------------------------
               Cytyc Corp.                               1.62%
               -------------------------------------------------
               Sungard Data Systems, Inc.                1.58%
               -------------------------------------------------
               Guidant Corp.                             1.58%
               -------------------------------------------------
               Medimmune, Inc.                           1.55%
               -------------------------------------------------
               Peoplesoft, Inc.                          1.53%
               -------------------------------------------------
               Genzyme, Corp.                            1.50%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02
          [CHART]

Non-Cyclical        32.8%
Communication       18.1%
Cyclical            14.9%
Technology          11.5%
Financial            9.3%
Industrial          11.4%
Energy               1.5%
Basic Materials      0.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   MFS Mid Cap Growth Portfolio, managed by
 Massachusetts Financial Services Company, vs. Russell Mid Cap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Russell Mid              MFS Mid
            Cap Growth Index     Cap Growth Portfolio
            ----------------    --------------------
 2/01          $10,000               $10,000
 3/01            7,729                 7,950
 6/01            8,980                 9,500
 9/01            6,483                 6,570
12/01            8,238                 8,340
 3/02            8,092                 7,701
 6/02            6,614                 5,340
 9/02            5,478                 4,350
12/02            5,981                 4,668

    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                    (for the period ended 12/31/02)
    ----------------------------------------------------------------
                                    1 Year     Since Inception/3/
    ----------------------------------------------------------------
    MFS Mid Cap Growth
    Portfolio -- Class A            -44.00%         -35.52%
--               Class B            -44.04%         -33.25%
                 Class E            -44.05%         -32.66%
    ----------------------------------------------------------------
- - Russell Mid Cap Growth Index/1/ -27.40%         -23.87%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


Management Review and Outlook
For the 12 months ended December 31, 2002, the Portfolio Class B shares provided a total return of -11.80%. This compares with the return over the same period of -15.65% for the Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/1/. Over the same period, the average international portfolio tracked by Lipper, Inc. returned -16.67%.

For the third year in a row, equity markets finished on a down note. The year was marked by volatile markets worldwide, corporate accounting scandals, and lack of corporate spending, as well as concerns about Iraq and North Korea. The series outperformed its benchmark index because of the opportunities our analysts uncovered.

Benefits from financials and consumer staples
Financials, consumer staples, and selected stocks helped performance through much of the year. In financials, we favored local, consumer-based banks and avoided the large money center banks that typically have exposure to stock markets, which were depressed for the year. The Royal Bank of Scotland Group Plc is a good example of the type of bank stock we owned. The bank's earnings grew as it continued to realize benefits from cost cutting initiatives related to its recent acquisitions and consumer loan business. Another bank, Alliance & Leicester Plc also helped performance in the third quarter because of stronger than expected earnings growth related to the strong U.K. mortgage market.

Consumer staples helped the Portfolio's performance throughout the year. These companies are defensive in nature and do well in difficult markets. The Portfolio's holdings in this area included Uni-Charm Corp., a Japanese diaper maker, and Reckitt Benckiser Plc, a British household products manufacturer.

In the leisure sector, a U.K.-based publisher, Reed Elsevier Plc, was also representative of the types of companies we owned during 2002. The firm generated good revenues and reliable earnings streams from its educational textbooks, scientific journals, and its Lexis Nexis database.

Disappointments in health care
The largest detractor from performance was our overweight position in the health care industry, particularly in pharmaceutical companies. Some of the companies' stocks suffered due to expiring patent protection of a number of their drugs, increasing patent challenges from generic drug companies, and not getting the approval required for the public release of new drugs. For example, the stock price of French pharmaceutical company, Aventis S.A., dropped as a result of investor concerns regarding the potential for generic competition on Allegra, its popular allergy medication. Fresenius Medical Care AG, which runs dialysis centers and is a manufacturer of dialysis products, was another health disappointment. The company introduced a new dialysis procedure in its U.S. centers that was costly to implement and required lengthy training.

Opportunities in emerging markets
Our holdings in emerging markets such as South Korea helped investment performance throughout the year. Standouts included Samsung Electronics and Hyundai Motor Co. Samsung, the world's third largest chipmaker, rose during the beginning of the year on hopes of a semiconductor recovery. Earnings at Hyundai Motor Co. rose as a result of improved manufacturing efficiencies and strong auto sales.

We continue to find opportunities in emerging market stocks for three reasons.
    1. In our view, they are attractively valued. Many are trading at approximately a 50% discount to their counterparts in developed countries.
    2. The current low interest rate environment gives firms in these countries easier, less expensive access to capital.
    3. They provide excellent diversification because their performance does not move in step with developed markets.

Outlook
We remain cautiously optimistic about the prospects for global equity markets in 2003. In our view, worldwide monetary and fiscal policies are more accommodative now than perhaps they have ever been. Across the globe stock prices have become more reasonable. Companies everywhere continue to restructure and cut costs to improve their strength and competitiveness.

Although economic and geopolitical concerns about Iraq and North Korea hang over the markets, we believe our focus on bottom-up, fundamental research will enable us to find good companies with good prospects. We believe that 2003 should be a better year for equity investors.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  BP Plc (ADR)                        4.04%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc    3.61%
                  -------------------------------------------
                  Novartis AG                         3.03%
                  -------------------------------------------
                  Aventis S.A.                        2.44%
                  -------------------------------------------
                  Tokyo Gas Co., Ltd.                 2.35%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.              2.34%
                  -------------------------------------------
                  Diageo Plc                          2.29%
                  -------------------------------------------
                  Unilever N.V.                       2.08%
                  -------------------------------------------
                  Total Fina Elf S.A.                 1.96%
                  -------------------------------------------
                  Reed Elsevier Plc                   1.93%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

                                    [CHART]

United Kingdom  26.9%
Japan           19.1%
Others          13.5%
France          10.0%
Switzerland     10.5%
Netherlands      7.7%
Germany          4.8%
Spain            2.6%
Australia        2.6%
Canada           2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/02
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
        Massachusetts Financial Services Company, vs MSCI EAFE Index/2/
                           Growth Based on $10,000+

                                    [CHART]

           MSCI EAFE*  MFS Research International
             Index           Portfolio
           ---------   --------------------------
 2/01       $10,000             $10,000
 3/01         8,991               8,830
 6/01         8,913               9,150
 9/01         7,669               8,040
12/01         8,205               8,486
 3/02         8,251               8,516
 6/02         8,092               8,375
 9/02         6,499               7,154
12/02         6,920               7,484

    -----------------------------------------------------------
                               Average Annual Return/3/
                               (for the period ended 12/31/02)
    -----------------------------------------------------------
                                                Since
                               1 Year        Inception/4/
    -----------------------------------------------------------
    MFS Research International
    Portfolio -- Class A       -11.52%         -13.35%
--        Class B              -11.80%         -14.25%
          Class E              -11.65%          -6.83%
    -----------------------------------------------------------
- - MSCI EAFE Index/2/         -15.65%         -17.74%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Lipper, Inc., a Reuters company, is a global leader in supplying mutual fund information, analytical tools, and commentary. Lipper's benchmarking provides the trusted guidepost to asset managers, fund companies, financial intermediaries, traditional media, websites, and individual investors.

/2/The Morgan Stanley Capital International Europe, Australia and Far
East (MSCI EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

While, of course, we would have preferred to provide positive performance and our recent one-year returns (for the year ended 12/31/02) have suffered under tough market conditions, the Portfolio continues to provide investors with strong long-term performance.

During 2002, equity markets were buffeted by conflicting economic and political forces. Although we began to see indications that the U.S. economy was emerging from recession, the pace of recovery proved slower than forecast. As a result, a wide variety of companies in various industries and market sectors failed to meet earnings and revenue expectations. The war on terrorism and conflict in the Middle East exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at several prominent corporations undermined confidence in the accuracy of financial statements. These conditions combined to drive stock prices broadly lower during most of the period. Despite these problems, markets rallied during the last quarter of the year as improving economic indicators (as well as hopes for dividend taxation relief and tort reform) led many investors to anticipate improving profit growth in 2003.

Throughout the period, our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. In light of the volatile market conditions that prevailed, defensive stocks provided the Portfolio's best returns. Most significantly, the Portfolio benefited from our relatively large exposure to government sponsored financial agencies that offered predictable earnings and relatively little risk, an investment profile that served them well during the period. We generated above-average returns with investments in a variety of energy companies, particularly among drillers and other industry service companies that benefited from rising oil and gas prices and increasing demand. The Portfolio also enjoyed good returns in the consumer staples area.

On the other hand, declines in technology stocks hurt the Portfolio's performance. We lost ground primarily due to weakness within the semiconductor industry, an area in which we gradually increased the Portfolio's holdings during the period. That's because we believed--and continue to believe--that this area is likely to be among the earliest and strongest beneficiaries of improving economic fundamentals. The bulk of the Portfolio's technology holdings remained diversified among core technology names, such as Microsoft, and Dell Computer, which are gaining market share.

Looking ahead, we continue to see favorable prospects for growth. Although markets have been slow to respond to the improving economic environment of late, business fundamentals have firmed in many industries, and appear poised for recovery in others. As a result, we have slowly shifted the Portfolio's holdings to emphasize stocks we believe are most likely to benefit from reasonably strong economic growth in the coming months. For example, we have trimmed our holdings in traditionally defensive areas, such as health care, and cautiously increased exposure in more aggressive areas, such as technology. At the same time, we remain fully committed to a balanced investment approach that seeks growth opportunistically with sensitivity to valuations.

To put it another way, we have chosen to place slightly greater emphasis on the kinds of stocks we believe are most likely to benefit from prevailing conditions. Nevertheless, we continue to invest one company at a time, allocating the Portfolio's assets among a broadly diversified selection of stocks that we believe offer good prospects for growth at a reasonable price. It is this disciplined approach that has served our investors so well in the past.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Microsoft Corp.                  4.30%
                   -----------------------------------------
                   Viacom, Inc.--Class B            3.69%
                   -----------------------------------------
                   Comcast Corp.--Class A Special   3.10%
                   -----------------------------------------
                   Citigroup, Inc.                  2.36%
                   -----------------------------------------
                   AOL Time Warner, Inc.            2.18%
                   -----------------------------------------
                   Anheuser-Busch Co., Inc.         2.11%
                   -----------------------------------------
                   Nokia Oyj (ADR)                  1.93%
                   -----------------------------------------
                   Pfizer, Inc.                     1.92%
                   -----------------------------------------
                   McGraw-Hill Companies, Inc.      1.82%
                   -----------------------------------------
                   Exxon Mobil Corp.                1.79%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

         [CHART]

Basic Materials    3.1%
Communications    24.4%
Cyclical          10.9%
Energy             7.8%
Financial         16.8%
Industrial         9.7%
Non-Cyclical      17.4%
Technology         9.1%
Utilities          0.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/02
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]

        Oppenheimer Capital
      Appreciation Portfolio     S&P 500 Index
      -----------------------    -------------
 2/01         $10,000               $10,000
 3/01           8,740                 9,298
 6/01           9,350                 9,842
 9/01           7,750                 8,397
12/01           8,573                 9,295
 3/02           8,314                 9,321
 6/02           7,023                 8,072
 9/02           6,013                 6,677
12/02           6,453                 7,241

         ------------------------------------------------------------------
                                           Average Annual Return/2/
                                           (for the period ended 12/31/02)
         ------------------------------------------------------------------
                                           1 Year     Since Inception/3/
         ------------------------------------------------------------------
         Oppenheimer Capital
         Appreciation Portfolio -- Class A     --          -24.47%
  --                  Class B              -24.73%         -20.74%
         ------------------------------------------------------------------
  - -    S&P 500 Index/1/                  -22.10%         -15.81%
         ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's performance

In 2002, money market securities provided safety and stability in an otherwise difficult period for financial assets.

Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. U.S. monetary policy remained accommodative as the Federal Reserve lowered the Federal Funds rate to 11/4 percent in the fourth quarter.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark

In 2002, the Met Investors Series Trust PIMCO Money Market Portfolio performed in line with its benchmark, the Salomon 3-Month Treasury Bill Index/1/.

The Portfolio maintained a AAA credit rating by investing in high quality short-term securities; holdings remained very liquid, which helped to protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

Market/Portfolio outlook

The global economy is in transition; U.S. fiscal and monetary stimulus will reduce near term deflation risk and shift the global economy toward reflation over the long term. Moderate growth, mild inflation and range-bound interest rates will prevail in 2003; over the next few years inflation will rise to highs of 3-4 percent and rates will trend upward. This transition will not mean a bear market for money market securities, which will still offer attractive yields and low volatility.

We will seek to generate an attractive yield by using high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than Treasury bills. The Portfolio will maintain a AAA credit rating by investing in liquid securities that provide principal protection for the Portfolio. We will retain a modest allocation to short maturity corporate issues and floating rate notes to enhance portfolio yield; these securities pose minimal interest rate and credit risk.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC

Top Ten Holdings by Market Value
As of 12/31/02

                                                          Percent of
            Description                                   Net Assets
            --------------------------------------------------------
            Abbott Laboratories                              3.58%
            --------------------------------------------------------
            Washington Post Co.                              3.26%
            --------------------------------------------------------
            Forenings Sparbanken AB                          3.18%
            --------------------------------------------------------
            CDC Commercial Paper, Inc.                       3.11%
            --------------------------------------------------------
            GlaxoSmithkline Finance Plc (1.30%, 01/06/03)    3.11%
            --------------------------------------------------------
            UBN (Delaware) Inc.                              3.11%
            --------------------------------------------------------
            KFW International Finance, Inc.                  3.11%
            --------------------------------------------------------
            Svenska Handelsbanken AB                         3.11%
            --------------------------------------------------------
            Rabobank Nederland NV                            3.11%
            --------------------------------------------------------
            Toyota Motor Credit Corp.                        3.11%
            --------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02
               [CHART]

Commercial Papers                     85.6%
Corporate Notes                        8.6%
U.S. Government & Agency               5.6%
Repurchase Agreement                   0.2%


--------------------------------------------------------------------------------
                                      29

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   PIMCO Money Market Portfolio, managed by
 Pacific Investment Management Company, LLC, vs. Salomon 3-Month Treasury Bill
                                   Index/1/
                           Growth Based on $10,000+
         [CHART]

         Fund          Benchmark
       ---------       ---------
2/01    $10,000         $10,000
3/01    $10,060         $10,060
6/01    $10,157         $10,168
9/01    $10,235         $10,260
12/01   $10,282         $10,327
3/02    $10,310         $10,372
6/02    $10,341         $10,418
9/02    $10,368         $10,463
12/02   $10,393         $10,504


    ------------------------------------------------------------------------
                                            Average Annual Return/2/
                                            (for the period ended 12/31/02)
    ------------------------------------------------------------------------
                                            1 Year     Since Inception/3/
    ------------------------------------------------------------------------
    PIMCO Money Market Portfolio -- Class A    --            1.31%
--                                  Class B 1.09%            2.07%
    ------------------------------------------------------------------------
- - Salomon 3-Month Treasury Bill Index/1/  1.70%            2.62%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Salomon 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/''Average Annual Return'' is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's performance
While 2002 was a relatively difficult period for financial assets, fixed income securities weathered the storm relatively well.

Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 147 basis points by the end of the third quarter, with the 10-year plunging to 3.59 percent, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 22 basis points during the quarter, though still down 124 basis points for the full year.

Other factors attributed to the Portfolio's positive/negative performance vs. the benchmark
Over the course of the year, the Met Investors Series Trust PIMCO Total Return Portfolio performed in line with its benchmark, the Lehman Brothers Aggregate Bond Index/1/.

A below benchmark duration over much of the year was negative for relative performance as Treasury yields rallied. A focus on short/intermediate maturities, including use of Eurodollar futures, was positive as the short end of the yield curve declined sharply. While an underweight to corporates was positive, selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades. A mortgage overweight was positive as mortgages outperformed similar duration Treasuries during the year. An allocation to non-U.S. bonds, focused on Eurozone issues, detracted from returns as rates fell further in the U.S. amid the flight to quality that occurred in the second and third quarter.

Market Outlook/Strategy
The global economy, and hence the bond market, are in a transition phase. In the U.S., monetary and fiscal stimulus will reduce deflation risk and sustain moderate growth of about 3 percent over the next year. Inflation will remain mild and interest rates will be range-bound near current levels. Over the longer term, these stimulative policies will help shift the global economy toward reflation.

Looking out over the next 3 to 5 years, this transition will mean modestly higher inflation of 3-4 percent at cyclical peaks and upward pressure on U.S. rates. It will not, however, usher in a bear market in bonds. While opportunities for price gains will be limited, bonds will still offer relatively attractive yields with less volatility than most asset classes. With the global economy in transition, we will look to add value by protecting portfolios against both deflation and reflation. Our portfolios will target duration near or slightly above benchmark because of exposure to Europe, where weaker growth should cause rates to fall toward or below U.S. levels. Yield curve exposure will focus on short and long maturities since the middle of the curve will bear the brunt of rate increases.

Sector strategies will combine yield enhancement and a conservative credit stance. Mortgages will continue to be an effective means to enhance credit quality and yield in portfolios, despite diminished potential for capital gains in light of their recent strong rally. We will underweight corporates because the risk/reward trade-off is unappealing for many issues, but we will add value by selecting corporates with attractive yield premiums and solid fundamentals. High quality emerging market bonds are another source of incremental yield and should perform well as growth in the U.S. bolsters global economic fundamentals.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (6.50%, TBA)         13.70%
         --------------------------------------------------------------
         U.S.Treasury Bond (5.50%, 08/15/28)                    4.09%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.50%, 03/15/18)     2.48%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.00%, 02/15/29)     2.23%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)          1.78%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 03/25/09)     1.70%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.75%, 12/15/16)     1.69%
         --------------------------------------------------------------
         Republic of Germany (4.25%, 03/14/03)                  1.46%
         --------------------------------------------------------------
         U.S.Treasury Bond (7.50%, 11/15/16)                    1.45%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (5.625%, 07/15/28)    1.40%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Asset Backed Securities                      0.7%
Collateralized Mortgage Obligations          6.3%
Commercial Paper                            10.1%
Corporate Bonds & Debt Securities            6.9%
Municipals                                   0.8%
Foreign Government                           7.4%
Foreign Bonds & Debt Securities              1.4%
U.S. Agencies                               57.2%
U.S. Treasuries                              9.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/02
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company, LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

               Lehman Brothers      PIMCO Total
            Aggregate Bond Index  Return Portfolio
            --------------------  ----------------
 2/01             $10,000             $10,000
 3/01              10,082              10,100
 6/01              10,138              10,110
 9/01              10,606              10,640
12/01              10,611              10,669
 3/02              10,622              10,669
 6/02              11,015              11,041
 9/02              11,520              11,444
12/02              11,701              11,661

    ----------------------------------------------------------------------------
                                                Average Annual Return/2/
                                                (for the period ended 12/31/02)
    ----------------------------------------------------------------------------
                                                1 Year     Since Inception/3/
    ----------------------------------------------------------------------------
    PIMCO Total Return Portfolio -- Class A      9.57%           9.79%
--                    Class B                    9.29%           8.49%
                      Class E                    9.39%           6.32%
    ----------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/     10.27%           8.75%
    ----------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/02
Managed by PIMCO Equity Advisors

Letter to Policyholders

--------------------------------------------------------------------------------

The Portfolio underperformed its benchmark during this period
For the year ended December 31, 2002, PIMCO Innovation Portfolio's Class B shares return of -50.65% underperformed the S&P 500 Index's/1/ return of -22.10% and the NASDAQ Composite Index's/2/ return of -30.69%.

Semiconductor industry exposure provides mixed results in first half of 2002 The Portfolio's significant overweight position in the semiconductor industry enhanced performance in the first quarter, as investors discounted an economic recovery and bid up these cyclical stocks. However, when signs of an economic recovery did not materialize quickly enough, investors punished cyclical issues, particularly semiconductor stocks, which significantly hindered the Portfolio's performance during the second quarter of 2002.

Software stocks also help in first quarter, hinder in second quarter
Similarly, software industry exposure resulted in a boost to performance in the first quarter but a drag on performance during the second quarter. In the first quarter, investors anticipated that Fortune 500/3 /companies would start recommitting dollars to new software projects and consequently reward software stocks. In the second quarter, however, software stocks were effected by the sluggish economic recovery, as software companies reported that interest levels were increasing, but deal sizes and the ability to close deals declined.

Portfolio hurt by semiconductors and software in third quarter
The third quarter proved to be a difficult period for equities, especially technology issues. The Portfolio's overweighting of more cyclical areas of technology caused it to underperform its benchmark index. While cyclical tech stocks such as semiconductors performed well earlier in the year, these stocks posted significant losses in the third quarter as signs of an economic slowdown caused investors to be wary of these issues. The Portfolio's software holdings also adversely affected performance, as uncertainty concerning the economy left companies reluctant to purchase new software. However, the Portfolio's exposure to internet stocks, such as eBay, aided performance. Many internet companies that survived the tech rout of the last several years emerged stronger, with improved business fundamentals, and were rewarded by investors. Non-tech innovators, especially biotech stocks, also performed relatively well in the third quarter, serving as another source of strength for the Portfolio.

Portfolio outperforms in fourth quarter due to cyclical positioning
The Portfolio's cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform during the last quarter of the year. Semiconductors showed particular strength during the period, with stocks such as Atmel Corp. experiencing substantial gains. Storage stocks also performed well, with Qlogic Corp. and Network Appliance, Inc. rising. Telecom equipment makers such as Juniper Networks, Inc. also saw gains during the quarter. Conversely, the areas that proved weakest during the fourth quarter were many of those that had been strongest during the difficult third quarter. For instance, consumer electronics stocks posted losses, as did defense stocks. Even the fundamentally strong internet space did not participate in the rally.

Long-term outlook very positive
In the short term, we believe the tech sector needs to digest its recent gains. With many tech stocks well off their bottoms, valuations have expanded--and the economy remains a concern. As a result, we anticipate volatility in the short term. In the intermediate term, we see traction coming, albeit gradually. Over the longer term, however, our outlook remains very positive as we believe information technology spending is likely to grow substantially over the next several years.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/02

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Oracle Corp.                                          2.99%
         -------------------------------------------------------------
         Dell Computer Corp.                                   2.96%
         -------------------------------------------------------------
         Microsoft Corp.                                       2.92%
         -------------------------------------------------------------
         Accenture, Ltd.--Class A                              2.74%
         -------------------------------------------------------------
         International Business Machines Corp.                 2.59%
         -------------------------------------------------------------
         Mercury Interactive Corp.                             2.55%
         -------------------------------------------------------------
         eBay, Inc.                                            2.54%
         -------------------------------------------------------------
         Emulex Corp.                                          2.43%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)    2.42%
         -------------------------------------------------------------
         BEA System, Inc.                                      2.39%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Communications   9.3%
Cyclical         5.7%
Industrial      20.1%
Non-Cyclical    12.0%
Technology      52.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/02
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                    PIMCO Innovation Portfolio, managed by
                  PIMCO Equity Advisors vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                             PIMCO Innovation
         S&P 500 Index/3/        Portfolio
         ----------------    ----------------
 2/01       $10,000              $10,000
 3/01         9,298                7,070
 6/01         9,842                7,590
 9/01         8,397                4,210
12/01         9,295                6,160
 3/02         9,321                5,880
 6/02         8,072                3,850
 9/02         6,677                2,510
12/02         7,241                3,040

    ----------------------------------------------------------------------------
                                              Average Annual Return/4/
                                              (for the period ended 12/31/2002)
    ----------------------------------------------------------------------------
                                              1 Year      Since Inception/5/
    ----------------------------------------------------------------------------
    PIMCO Innovation Portfolio -- Class A     -50.49%          -43.98%
--                    Class B                 -50.65%          -46.83%
                      Class E                 -50.57%          -37.10%
    ----------------------------------------------------------------------------
- - S&P 500 Index/1/                          -22.10%          -15.81%
    ----------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The Fortune 500 is a listing published by Fortune Magazine of the largest publicly traded U.S. companies based on revenues.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/Putnam Research Portfolio
                                                    For the year ended 12/31/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Performance
The Met/Putnam Research Portfolio Class B shares outperformed the S&P 500 Index/1/ (the "Index") during the year ending December 31, 2002, returning -20.81%, versus a decline of 22.10% for the Index.

The Portfolio represents the strongest stock recommendations of Putnam's equity research team. The Portfolio's strategy is founded on detailed, disciplined research that assesses the value of a stock relative to its price and determines the variables that can affect both. For the most part, the Portfolio is sector- and style-neutral to the Index, relying instead on a bottom-up stock selection process.

The Portfolio outperformed the Index largely due to its strong relative performance in consumer cyclicals, particularly in retail cyclicals and media.

Best-performing names in retail were TJX Companies, Inc. and Limited Brands. Not holding Home Depot, Inc. also greatly enhanced relative performance, as did the utilities sector, particularly independent power producer Reliant. Technology also contributed--primarily in the Portfolio's not holding two weak names, International Business Machines Corp. and Sun MicroSystems, Inc.

The conglomerates sector was the greatest detractor from relative performance, from the Portfolio's overweight in Tyco Industrial, Ltd., a stock severely weakened over the year by the market's response to accounting irregularities and the indictment of the company's former CEO. In addition, an underweight in chemicals, an area that outperformed the market, also proved a significant detractor. The financial sector detracted from returns because of weak holdings in the consumer finance area, in Capital One Financial Corp. and Household International, Inc.

Outlook: U.S. Equity Markets
Despite a setback in December, the fourth-quarter equity market rally may prove more durable than those earlier in the year. Recent economic reports have been more encouraging, and both fiscal and monetary policymakers favor stimulus. Geopolitical concerns--tensions with Iraq and North Korea, global terrorism--and uncertainty about the outlook for corporate profits and spending still weigh on the markets.

Portfolio Strategy
The strategy of the Portfolio remains selecting the best investment ideas from our analyst group, to build a diversified portfolio that is benchmarked against the S&P 500 Index. At the end of the year the Portfolio's greatest overweight was to the capital goods sector, in particular machinery. Transportation is also an overweight, as is communication services. The Portfolio is underweight in consumer staples, technology, and conglomerates.

Putnam Global Equity Research Committee

Putman Investment Management, LLC.

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                     4.44%
                 ---------------------------------------------
                 Citigroup, Inc.                       3.98%
                 ---------------------------------------------
                 Microsoft Corp.                       3.87%
                 ---------------------------------------------
                 American International Group, Inc.    3.60%
                 ---------------------------------------------
                 Johnson & Johnson                     2.43%
                 ---------------------------------------------
                 Hewlett-Packard Co.                   2.36%
                 ---------------------------------------------
                 Philip Morris Co., Inc.               2.33%
                 ---------------------------------------------
                 Pharmacia Corp.                       2.33%
                 ---------------------------------------------
                 PepsiCo, Inc.                         2.14%
                 ---------------------------------------------
                 U.S. Bancorp                          2.09%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]



Basic Materials     4.4%
Communications      8.0%
Cyclical           12.2%
Energy              6.5%
Financial          20.7%
Industrial         12.3%
Non-Cyclical       22.3%
Technology         10.1%
Utilities           3.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/Putnam Research Portfolio
                                                    For the year ended 12/31/02
Managed by Putnam Investment Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

       Met/Putnam Research
           Portfolio           S&P 500 Index/1/
       -------------------     -------------
 2/01      $10,000               $10,000
 3/01        8,350                 9,298
 6/01        9,000                 9,842
 9/01        7,229                 8,397
12/01        8,166                 9,295
 3/02        8,106                 9,321
 6/02        6,991                 8,072
 9/02        5,896                 6,677
12/02        6,467                 7,241

    ----------------------------------------------------
                         Average Annual Return/2/
                         (for the period ended 12/31/02
    ----------------------------------------------------
                         1 Year     Since Inception/3/
    ----------------------------------------------------
    Met/Putnam Research
    Portfolio -- Class A -20.61%         -12.36%
--        Class B        -20.81%         -20.64%
    ----------------------------------------------------
- - S&P 500 Index/1/     -22.10%         -15.81%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/28/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


During 2002, the U.S. financial markets recorded a third consecutive year of annual declines, and the economy continued to show signs of strength as it made its way through a somewhat choppy recovery. The losses for the major indices this year were even greater than in 2001, and most of the damage occurred within the first half of the year. The NASDAQ Composite Index/1/ declined -31.53%, the S&P 500 Index/2/ (the "S&P") was down -22.10%, and the Dow Jones Industrial Average/3/ posted a return of -16.76%, its worst annual performance in 25 years. The major negative influences on the markets during 2002 included investor concern over a possible war with Iraq, other heightened geopolitical issues, and repeated reports of scandalous activity in corporate America. The positive news during the year related mostly to the economy, with real GDP growth expected at a healthy 3% for all of 2002, productivity rates at levels not seen in 50 years, relatively nonexistent inflation, a low interest rate environment that fueled consumer spending, and a booming housing market. In addition, although the employment rate is currently rather high in terms of recent history, it is still below the average annual unemployment rate recorded over the last 30 years. During the year, all of the sectors within the S&P posted large declines, with telecom services and information technology performing the worst. The consumer staples and materials sectors declined the least during the year. Growth stocks remained out of favor in 2002, as value stocks strongly outperformed them for the year. Small cap growth stocks suffered the greatest losses, while mid cap value-oriented stocks had the best performance. Since the market's apparent low in October, telecom services and information technology have been the best performing sectors within the S&P, and small cap growth-oriented stocks have outperformed small cap value.

Portfolio Overview
Since January 1, 2002, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of -27.50%, compared to its benchmark, the Russell 2000 Index/4/, which posted a return of -20.48%. Much of the Portfolio's relative underperformance can be attributed to its strong growth bias, and the Portfolio outperformed when compared to the Russell 2000 Growth Index/5/, which returned -30.26%.

An overweight position in the information technology sector detracted from the Portfolio, and by the end of the year, portfolio managers had reduced their exposure to the sector by nearly 10%. Technology was the second worst performing sector of the Russell 2000 Index in 2002, and it was the largest detractor from the Portfolio's relative performance. Managers had concentrated positions in the semiconductor & software industries; however, those stocks were hit particularly hard. Performance was also penalized due to an underweight position in the Financials sector, especially since banks and real estate stocks performed well. During the year, portfolio managers increased their exposure to the consumer discretionary and healthcare sectors, resulting in overweight positions, which positively contributed to the Portfolio. The Portfolio also benefited from an underweight in telecommunications, which was the worst performing sector in the Russell 2000 Index, returning -61.27% for the year. In addition, portfolio managers maintained a well-diversified portfolio of over 200 stocks, and they decreased their concentration of assets in the top ten holdings.

Small and mid-sized stocks have historically had the sharpest rebounds coming out of recessions, but to date, the recovery has rewarded small and mid cap value securities. The Met/AIM Small Cap Growth Portfolio continues to be well positioned to take advantage of a rebound. Managers remain diversified to lower volatility, but they are positioned offensively to take advantage of the anticipated improvement in 2003.

Outlook
Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve cut the Federal Funds rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the New Year.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Values
As of 12/31/02

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Accredo Health, Inc.                   0.95%
                 ----------------------------------------------
                 Cal Dive International, Inc.           0.82%
                 ----------------------------------------------
                 LifePoint Hospitals, Inc.              0.81%
                 ----------------------------------------------
                 Chico's FAS, Inc.                      0.81%
                 ----------------------------------------------
                 Patterson-UTI Energy, Inc.             0.79%
                 ----------------------------------------------
                 Getty Images, Inc.                     0.76%
                 ----------------------------------------------
                 Wilson Greatbatch Techologies, Inc.    0.73%
                 ----------------------------------------------
                 P.F. Chang's China Bistro, Inc.        0.72%
                 ----------------------------------------------
                 Varian, Inc.                           0.72%
                 ----------------------------------------------
                 Rent-A-Center, Inc.                    0.70%
                 ----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02
      [CHART]

Basic Materials      0.7%
Communications       5.2%
Cyclical            16.4%
Energy               7.0%
Financial            5.8%
Industrial          17.0%
Non Cyclical        36.0%
Technology          11.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                              Met/AIM Small Cap
          Russell 2000 Index  Growth Portfolio
          ------------------  -----------------
10/01            $10,000          $10,000
12/01             11,891           11,890
 3/02             12,365           11,540
 6/02             11,333           10,040
 9/02              8,908            8,190
12/02              9,456            8,620

    -------------------------------------------------------------
                                   Average Annual Return
                                 (for the period ended 12/31/02)
    -------------------------------------------------------------
                                 1 Year     Since Inception/7/
    -------------------------------------------------------------
    Met/AIM Small Cap
    Growth Portfolio -- Class A       --         -27.00%
--             Class B           -27.50%         -11.37%
               Class E                --         -25.13%
    -------------------------------------------------------------
- - Russell 2000 Index/4/        -20.48%          -4.45%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/7/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

During 2002, in an uncertain geopolitical environment, the U.S. equity markets experienced the worst bear market in over 70 years, and the U.S. economy experienced a choppy recovery. Gross Domestic Product ("GDP") growth for the year is estimated at 3%, but the quarterly measures varied widely. First quarter GDP was reported at 5.0% growth, while the fourth quarter was estimated at only 1-2% growth. Employment growth was essentially nonexistent, and the unemployment rate increased to 6% by the end of the year. In addition, weak corporate expenditures kept economic growth at moderate levels. It appears that corporations wanted to put off hiring and capital spending until the geopolitical environment stabilized. Manufacturing indicators were mixed, but the widely recognized ISM showed signs of expansion by the end of the year.

The Federal Reserve (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. The rate cut was needed to help the economy out of a "soft patch" as Fed Chairman Alan Greenspan remarked. The American consumer, enticed by record low interest rates, fueled the economy as they purchased automobiles and homes in record numbers. The low interest rates created a favorable home buying environment and helped increase the rate of refinancing as well. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending.

Headlines from several fronts rattled investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. By the second half, war with Iraq appeared inevitable, and tensions spread to other areas of the globe as a major terror attack occurred in Bali, and North Korea reactivated their nuclear weapons facilities.

The major market indices were down for the year, with the Dow Jones Industrial Average/1/ losing 16.76%, the NASDAQ Composite Index/2/ down 31.53%, and the S&P 500 Index/3/ falling by 22.10%. This marked a dubious record for the Dow; its third down year in a row, an event that had not occurred since 1939-1941. In addition, for the first time since the Standard & Poors began tracking such data in 1981, all ten sectors of the S&P 500 Index were down in 2002.

Portfolio Overview
In 2002, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of -10.73%, strongly outperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of -16.19%. For much of the year, portfolio managers held overweight positions in the industrials and information technology sectors, and underweight positions in the financials and consumer discretionary sectors.

Stock selection in the Technology sector was the largest positive contributor to the Portfolio's performance, relative to the Russell Mid Cap Index. Stock selection in healthcare also benefited the Portfolio as holdings in pharmaceutical stocks held up well during the year. The consumer discretionary and consumer staples sectors were also positive contributors to the Portfolio's relative performance. Within the consumer staples sector, household and personal products stocks in the Portfolio performed especially well. Stock selection in the industrials and materials sectors detracted from the Portfolio's performance, as portfolio holdings in chemicals and construction materials industries particularly suffered.

Managers slightly reduced the number of holdings in the Portfolio, bringing the total to 75 by the end of the year. During 2002, portfolio managers took steps to reduce exposure to industrials, financials and energy stocks, and increase their positions in technology and consumer discretionary stocks.

Outlook
Although volatility could linger in the equity markets for some time, the current outlook continues to be favorable as interest rates remain low, and the economy continues to recover. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------

Top Ten Holdings by Market Value
As of 12/31/02

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Computer Associates International, Inc.    2.49%
               --------------------------------------------------
               Dover Corp.                                2.38%
               --------------------------------------------------
               Ceridian Corp.                             2.32%
               --------------------------------------------------
               Wisconsin Energy Corp.                     2.01%
               --------------------------------------------------
               Apogent Technologies, Inc.                 1.99%
               --------------------------------------------------
               Brunswick Corp.                            1.99%
               --------------------------------------------------
               Waters Corp.                               1.81%
               --------------------------------------------------
               IMS Health, Inc.                           1.80%
               --------------------------------------------------
               Republic Services, Inc.                    1.79%
               --------------------------------------------------
               Herman Miller, Inc.                        1.46%
               --------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]




Basic Materials       3.4%
Communications        2.9%
Cyclical             16.8%
Utilities             3.0%
Energy                4.0%
Financial             5.8%
Industrial           26.8%
Non Cyclical         29.0%
Technology            8.3%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio
                                                    For the year ended 12/31/02
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Met/AIM Mid Cap Core Equity Portfolio, managed by
          AIM Capital Management, Inc., vs. Russell Mid Cap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

       Russell Mid         Met/AIM Mid Cap
        Cap Index       Core Equity Portfolio
       -----------      ---------------------
10/01    $10,000              $10,000
12/01     11,463               11,026
 3/02     11,950               11,606
 6/02     10,810               10,826
 9/02      8,904                9,275
12/02      9,609                9,843

    -------------------------------------------------------------
                                 Average Annual Return/5/
                                 (for the period ended 12/31/02)
    -------------------------------------------------------------
                                 1 Year     Since inception/6/
    -------------------------------------------------------------
    MET/AIM Mid Cap
    Core Equity
    Portfolio -- Class A             --          -10.18%
 --            Class B           -10.73%          -1.27%
               Class E               --          -15.17%
    -------------------------------------------------------------
    Russell Mid Cap
- -  Index/4/                    -16.19%          -3.21%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/5"/Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/02
Managed by State Street Research & Management Company

Letter to Policyholders

--------------------------------------------------------------------------------

Performance Summary and Review
In 2002, the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index/1/ returned -15.65% as no sector posted positive returns for the year. Within the Index, energy, driven by increasing commodity prices, and the defensive consumer staples sector posted the highest returns. Despite a fourth quarter rally, telecommunications and technology posted the weakest returns in the index. While international markets on the whole outperformed the domestic market, returns in Europe tended to be weaker than those in the Pacific Basin and Far East. In this environment, the Concentrated International Portfolio marginally trailed the benchmark as strong stock selection in energy and healthcare were unable to offset the weak performing stocks in the industrial and information technology sectors.

Within the energy sector, portfolio returns benefited as Saipem SpA (38.8%) and Norsk Hydro ASA (9.4%) posted especially strong returns given the difficult economic climate during the year. Positive stock selection in healthcare was bolstered by Japanese pharmaceutical companies Fujisawa Pharmaceutical Co. Ltd. and Takeda Chemical Industries, Inc. Our holdings in British Sky Broadcasting Group Plc, Skandinaviska Enskilda Banken AB, and BHP Billiton, Ltd. also contributed to the Portfolio's performance.

In contrast, weak stock selection in information technology detracted from relative return comparisons. Nokia, which fell nearly 50%, semiconductor-related Advantest Corp., and software manufacturer Sage Group Plc, were among our biggest disappointments during the year. Additionally, Vodafone, Koninklijke (Royal) Philips Electronics N.V., and Big Food Group also detracted from performance causing the Portfolio to lag the Index.

Portfolio Positioning
For most of the year, we remained neutral in Japan and Asia, overweight in Canada, and underweight in the UK and Europe. We were most overweight in materials and most underweight in financials. We remained significantly underweight in financial services, utilities, and telecommunications at year end.

We continue to believe that the U.S. will lead a global recovery, albeit much later than we had originally forecasted. Although Japan outperformed during the year, there was not significant improvement in the country's economic condition. As a result, we do not expect Japan to continue to outperform. We expect industrial related companies to benefit with an improvement in the global economic environment.

After thoughtful review and consideration, State Street Research has decided to exit from the international business and has resigned as portfolio manager of the Concentrated International Portfolio as of December 31, 2002.

Eleanor H. Marsh
Portfolio Manager
State Street Research & Management Company

Top Ten Holdings by Market Value
As of 12/31/02

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Groupe Danone                         5.23%
                 ---------------------------------------------
                 QBE Insurance Group, Ltd.             5.20%
                 ---------------------------------------------
                 Takeda Chemical Industries, Ltd.      5.01%
                 ---------------------------------------------
                 Sagem S.A.                            3.78%
                 ---------------------------------------------
                 Huhtamaki Oyj                         3.54%
                 ---------------------------------------------
                 Saipem SpA                            3.45%
                 ---------------------------------------------
                 British Sky Broadcasting Group Plc    3.29%
                 ---------------------------------------------
                 Autoliv, Inc. (SDR)                   3.27%
                 ---------------------------------------------
                 Denso Corp.                           3.26%
                 ---------------------------------------------
                 Swatch Group AG                       3.05%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/02

                                    [CHART]



Japan            22.1%
France           17.6%
Sweden           14.2%
United Kingdom   10.2%
Australia         8.0%
Hong Kong         6.4%
Switzerland       6.0%
Finland           4.9%
Italy             4.8%
Others            5.8%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/02
Managed by State Street Research & Management Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

    State Street Research Concentrated International Portfolio, managed by
       State Street Research & Management Company, vs MSCI EAFE Index/1/
                           Growth Based on $10,000+

                  [CHART]

                       State Street Research
          MSCI EAFE*       Concentrated
            Index      International Portfolio
          ---------    -----------------------
10/01      $10,000           $10,000
12/01       10,391            10,969
 3/02       10,450            10,787
 6/02       10,249            10,473
 9/02        8,231             8,713
12/02        8,765             8,984


    -----------------------------------------------------------
                               Average Annual Return/2/
                               (for the period ended 12/31/02)
    -----------------------------------------------------------
                               1 Year     Since Inception/3/
    -----------------------------------------------------------
    State Street Research
    Concentrated International
    Portfolio -- Class A            --         -17.64%
--        Class B              -18.09%          -8.33%
          Class E                   --         -16.99%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         -15.65%         -10.14%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australia and Far
East (MSCI EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02 (not annualized). Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02 (not annualized). Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Third Avenue Management, LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Since May 1, 2002, when the Third Avenue Small Cap Value Portfolio was launched, the Portfolio's Class A shares have fallen by 16.78%, compared to declines of 24% and 22% for the Russell 2000 Index/1/ and Russell 2000 Value Index/2/, respectively. Although our performance was better than that of the relative indexes, we are disappointed with the overall negative returns in the Portfolio. The major contributors to the decline were technology issues, such as KEMET Corp, TriQuint Semiconductor, Inc. and Credence Systems Corp., as well as Trammell Crow Co., a real estate operating company. The declines were partially offset by appreciation from telecommunications equipment providers, including CIENA and Ulticom, Inc., and several other companies, including PAREXEL International Corp., Roxio, Inc. and Alexander & Baldwin, Inc.

Although the market values of many of the securities that we have purchased have declined, we believe that the long-term values of these businesses have not been compromised, due to their financial strength and competitive positions. We are encouraged that most of the Portfolio continues to be invested in issues of companies that are extremely well financed. At Third Avenue Management, we always focus on the balance sheet first. Unlike the overall market, which is increasingly burdened by problems at large debt laden companies, most of the companies in our portfolio have significant excess cash.

Therefore, the companies in our portfolio have the staying power to not only survive a multi-year downturn but to take market share and/or participate favorably in consolidation. Recently, a number of our cash rich companies, particularly in technology, have begun to convert their cash resources into more productive uses. For example, TriQuint Semiconductor, Inc., a maker of specialized semiconductors with diversified applications, purchased assets from Agere at distressed prices.

Our Portfolio holdings seem to have been acquired at attractive prices based on long-term outlooks. The Portfolio trades at only a modest premium to book value, compared to roughly 4 times book for the overall market. Prices are now so low for some companies that they might seek to go private, in whole or in part, financing transactions largely with the businesses' surplus cash. Alternatively, strategic buyers may acquire our companies if valuations remain at current levels. Therefore, we believe that the Portfolio has TWO WAYS TO
WIN: resource conversion (i.e. going private or selling to a strategic buyer) or value recognition by the public markets.

In closing, despite the market depreciation, we are very excited about the long-term investment potential in our portfolio. The recent discussion about tax relief on dividends could benefit many of our cash rich companies by enabling them to increase pay-outs or make special distributions, especially in cases where insider ownership is high. Additionally, we would expect many of our companies to continue to utilize their financial strength to buy valuable assets at depressed prices. Finally, our portfolio companies continue to trade at valuations well below both the general market and our estimate of their private market values, implying attractive long term price appreciation potential.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

Top Ten Holdings by Market Value
As of 12/31/02

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Trammell Crow Co.                                          3.91%
       ------------------------------------------------------------------
       Westwood Holdings Group, Inc.                              3.67%
       ------------------------------------------------------------------
       Wellsford Real Properties, Inc.                            3.48%
       ------------------------------------------------------------------
       KEMET Corp.                                                3.45%
       ------------------------------------------------------------------
       Forest City Enterprises, Inc.--Class A                     3.20%
       ------------------------------------------------------------------
       CommScope, Inc.                                            3.07%
       ------------------------------------------------------------------
       Maxwell Shoe Co., Inc.--Class A                            3.04%
       ------------------------------------------------------------------
       Instinet Group, Inc.                                       2.92%
       ------------------------------------------------------------------
       Comverse Technology, Inc.                                  2.90%
       ------------------------------------------------------------------
       Alamo Group, Inc.                                          2.88%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/02

                                    [CHART]

Communications    11.5%
Cyclical           5.1%
Non-Cyclical       4.1%
Basic Materials    7.7%
Utilities          0.2%
Financial         37.7%
Industrial        29.6%
Technology         4.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio
                                                    For the year ended 12/31/02
Managed by Third Avenue Management, LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management, LLC, vs. Russell 2000 Value Index/2/
                           Growth Based on $10,000+

             [CHART]

                           Third Avenue
         Russell 2000    Small Cap Value
            Index          Portfolio
         ------------    ---------------
 5/02       $10,000         $10,000
 6/02         9,455           9,240
 9/02         7,442           7,380
12/02         7,808           8,322

    -----------------------------------------------------------
                                     Cumulative Return/3/
                                (for the period ended 12/31/02)
    -----------------------------------------------------------
                                      Since Inception/4/
    -----------------------------------------------------------
    Third Avenue Small Cap
 -- Value Portfolio -- Class A              -16.78%
              Class B                       -16.90%
    -----------------------------------------------------------
- - Russell 2000 Value Index/2/             -21.92%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/''Cumulative Return'' is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 96.3%
       Aerospace & Defense - 2.0%
       DRS Technologies, Inc.*......................  6,770 $    212,104
       Precision Castparts Corp..................... 10,200      247,350
       Triumph Group, Inc.*......................... 12,367      395,002
       Veridian Corp.*..............................  6,125      130,708
                                                            ------------
                                                                 985,164
                                                            ------------
       Automotive - 2.5%
       American Axle & Manufacturing Holdings, Inc.*  6,069      142,136
       Monaco Coach Corp.*(a).......................  9,750      161,362
       National R.V. Holdings, Inc.*(a)............. 16,575       99,119
       Navistar International Corp..................  9,775      237,630
       Oshkosh Truck Corp...........................  4,400      270,600
       Superior Industries International, Inc.......  4,955      204,939
       Wabash National Corp.*(a).................... 14,025      117,530
                                                            ------------
                                                               1,233,316
                                                            ------------
       Banking - 7.6%
       Allegiant Bancorp, Inc.......................  2,615       47,669
       American Capital Strategies, Ltd.(a).........  9,600      207,264
       AmeriCredit Corp.*(a)........................  5,890       45,589
       Bank of Hawaii Corp..........................  9,460      287,489
       Banner Corp.................................. 10,249      193,296
       City National Corp...........................  6,410      281,976
       Community Bank System, Inc.(a)...............  4,195      131,513
       Cullen/Frost Bankers, Inc....................  6,105      199,634
       First State Bancorporation...................  3,025       75,020
       Irwin Financial Corp.(a)..................... 14,830      244,695
       MicroFinancial, Inc..........................  1,558        2,306
       Net.B@nk, Inc.*.............................. 61,100      591,448
       R&G Financial Corp. - Class B................ 12,590      292,718
       Silicon Valley Bancshares*...................  7,877      143,755
       Southwest Bancorp. of Texas, Inc.*...........  3,525      101,555
       Sterling Bancshares, Inc..................... 10,605      129,593
       Taylor Capital Group, Inc....................  2,968       55,205
       Waypoint Financial Corp......................  6,550      116,590
       West Coast Bancorp........................... 13,346      202,192
       Westamerica Bancorp..........................  9,675      388,741
                                                            ------------
                                                               3,738,248
                                                            ------------
       Beverages, Food & Tobacco - 2.0%
       J.M. Smucker Co.............................. 19,980      795,404
       Robert Mondavi Corp. - Class A*..............  5,575      172,825
                                                            ------------
                                                                 968,229
                                                            ------------
       Biotechnology - 1.1%
       Inveresk Research Group, Inc.*............... 12,428      268,196
       Protein Design Labs, Inc.*................... 26,070      221,595
       Telik, Inc.*(a)..............................  4,750       55,385
                                                            ------------
                                                                 545,176
                                                            ------------

           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Building Materials - 1.6%
           ElkCorp(a)............................ 17,105 $    295,916
           Insight Enterprises, Inc.*............ 12,650      105,122
           Omnicare, Inc......................... 17,245      410,948
                                                         ------------
                                                              811,986
                                                         ------------
           Chemicals - 1.9%
           Cytec Industries, Inc.*............... 14,305      390,240
           Georgia Gulf Corp.....................  2,775       64,213
           Millennium Chemicals, Inc............. 23,240      221,245
           Solutia, Inc.......................... 21,625       78,499
           Wellman, Inc.......................... 13,646      184,085
                                                         ------------
                                                              938,282
                                                         ------------
           Commercial Services - 5.5%
           Advanced Marketing Services, Inc...... 12,645      185,881
           AMN Healthcare Services, Inc.*(a)..... 12,675      214,334
           EMCOR Group, Inc.*.................... 11,170      592,122
           G & K Services, Inc. - Class A........  3,250      115,053
           ITT Educational Services, Inc.*....... 11,815      278,243
           Kennametal, Inc.......................  7,200      248,256
           Spherion Corp.*....................... 21,795      146,027
           Stericycle, Inc.*.....................  8,313      269,167
           Tier Technologies, Inc. - Class B*.... 17,758      284,128
           Trimeris, Inc.*(a)....................  2,965      127,762
           Waste Connections, Inc.*(a)...........  6,125      236,486
                                                         ------------
                                                            2,697,459
                                                         ------------
           Communications - 1.3%
           Advanced Fibre Communications, Inc.*.. 23,940      399,319
           C-COR.net Corp.*...................... 13,900       46,148
           CIENA Corp.*.......................... 25,825      132,740
           IDT Corp. - Class B*..................  5,605       86,934
                                                         ------------
                                                              665,141
                                                         ------------
           Computer Software & Processing - 4.2%
           Activision, Inc.*..................... 10,375      151,371
           Alliance Data Systems Corp.*..........  9,950      176,314
           Borland Software Corp.*............... 41,130      505,899
           CompuCom Systems, Inc.*............... 15,125       84,851
           Computer Programs & Systems, Inc.*....  5,175      128,133
           Documentum, Inc.*.....................  3,875       60,683
           Imation Corp.*........................  3,175      111,379
           Internet Security Systems, Inc.*......  2,900       53,157
           Intrado, Inc.*........................ 13,450      131,810
           ManTech International Corp. - Class A* 11,950      227,886
           NetIQ Corp.*.......................... 13,050      161,167
           ProQuest Co.*.........................  3,250       63,700
           TIBCO Software, Inc.*................. 19,325      119,429
           Verisity Ltd.*........................  5,300      101,018
                                                         ------------
                                                            2,076,797
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

      --------------------------------------------------------------------
      Security                                                   Value
      Description                                      Shares   (Note 2)
      --------------------------------------------------------------------

      Computers & Information - 1.9%
      Anteon International Corp.*.....................  4,375 $    105,000
      CACI International, Inc. - Class A*.............  6,650      237,006
      Maxtor Corp.*................................... 34,725      175,708
      SRA International, Inc. - Class A*..............  6,275      169,990
      Synaptics, Inc.*................................ 17,215      130,834
      Western Digital Corp.*.......................... 21,425      136,906
                                                              ------------
                                                                   955,444
                                                              ------------
      Containers & Packaging - 2.2%
      Crown Cork & Seal Co., Inc.(a).................. 83,000      659,850
      Silgan Holdings, Inc.*.......................... 16,770      413,884
                                                              ------------
                                                                 1,073,734
                                                              ------------
      Cosmetics & Personal Care - 1.2%
      Alberto Culver Co. - Class B(a)................. 12,245      617,148
                                                              ------------
      Electric Utilities - 1.7%
      Great Plains Energy, Inc........................  7,900      180,752
      Sierra Pacific Resources(a)..................... 99,245      645,092
                                                              ------------
                                                                   825,844
                                                              ------------
      Electrical Equipment - 1.3%
      Ametek, Inc.....................................  3,125      120,281
      Encore Wire Corp.*..............................  6,400       57,920
      Regal-Beloit Corp............................... 17,525      362,768
      REMEC, Inc.*.................................... 22,600       87,688
                                                              ------------
                                                                   628,657
                                                              ------------
      Electronics - 4.7%
      ATMI, Inc.*(a).................................. 14,475      268,077
      Axcelis Technologies, Inc.*.....................  6,725       37,721
      Cree, Inc.*(a)..................................  5,700       93,195
      hi/fn, Inc.*(a)................................. 14,525       83,954
      Integrated Circuit Systems, Inc.*............... 17,550      320,287
      Intersil Corp. - Class A*.......................  2,450       34,153
      InVision Technologies, Inc.*(a).................  3,175       83,693
      Lattice Semiconductor Corp.*(a)................. 67,130      588,730
      Monolithic System Technology, Inc.*(a).......... 21,133      255,287
      Power-One, Inc.*................................ 14,225       80,656
      Semtech Corp.*.................................. 16,200      176,904
      Varian Semiconductor Equipment Associates, Inc.*  5,460      129,735
      Wilson Greatbatch Techologies, Inc.*............  4,875      142,350
                                                              ------------
                                                                 2,294,742
                                                              ------------
      Entertainment & Leisure - 2.3%
      JAKKS Pacific, Inc.*(a)......................... 21,675      291,962
      Penn National Gaming, Inc.*..................... 15,050      238,693
      Scientific Games Corp. - Class A*............... 53,125      385,688
      WMS Industries, Inc.*(a)........................ 14,900      223,202
                                                              ------------
                                                                 1,139,545
                                                              ------------
      Financial Services - 4.5%
      American Home Mortgage Holdings, Inc.(a)........ 11,994      131,934

     ---------------------------------------------------------------------
     Security                                                    Value
     Description                                       Shares   (Note 2)
     ---------------------------------------------------------------------

     Financial Services - continued
     Ameritrade Holding Corp.*(a)..................... 30,695 $    173,734
     Doral Financial Corp............................. 17,337      495,838
     eSPEED, Inc. - Class A*.......................... 27,750      470,113
     Federal Agricultural Mortgage Corp. - Class C*(a) 11,525      353,126
     Gladstone Capital Corp...........................  9,175      151,112
     LendingTree, Inc.*(a)............................ 22,925      295,274
     New Century Financial Corp.(a)...................  6,230      158,180
                                                              ------------
                                                                 2,229,311
                                                              ------------
     Forest Products & Paper - 2.8%
     Aracruz Celulose S.A. (ADR)...................... 17,100      317,376
     Buckeye Technologies, Inc.*(a)................... 39,375      242,156
     Caraustar Industries, Inc........................ 38,649      366,393
     Domtar, Inc. (Canada)............................    850        8,551
     Universal Forest Products, Inc................... 20,050      427,486
                                                              ------------
                                                                 1,361,962
                                                              ------------
     Health Care Products - 3.7%
     Advanced Neuromodulation Systems, Inc.*(a).......  4,325      151,808
     August Technology Corp.*......................... 19,025       96,267
     Coherent, Inc.*.................................. 12,795      255,260
     Conceptus, Inc.*(a).............................. 17,925      214,741
     CTI Molecular Imaging, Inc.*(a)..................  6,600      162,756
     Integra LifeSciences Holdings*...................  8,360      147,554
     Priority Healthcare Corp.--Class B*..............  9,950      230,840
     SangStat Medical Corp.*.......................... 10,150      114,695
     SurModics, Inc.*(a)..............................  1,550       44,454
     Techne Corp.*(a)................................. 10,550      301,392
     Varian Medical Systems, Inc.*....................  1,900       94,240
                                                              ------------
                                                                 1,814,007
                                                              ------------
     Health Care Providers & Services - 2.1%
     Centene Corp.*................................... 14,850      498,812
     LifePoint Hospitals, Inc.*(a)....................  4,375      130,948
     Odyssey Healthcare, Inc.*........................  5,433      188,525
     United Surgical Partners International, Inc.*(a). 13,975      218,303
                                                              ------------
                                                                 1,036,588
                                                              ------------
     Heavy Machinery - 2.9%
     Applied Industrial Technologies, Inc............. 19,920      376,488
     IDEX Corp........................................ 14,630      478,401
     Nordson Corp.....................................  7,026      174,456
     Unova, Inc.*..................................... 11,625       69,750
     W-H Energy Services, Inc.*.......................  7,680      112,051
     WD-40 Co.........................................  7,425      196,168
                                                              ------------
                                                                 1,407,314
                                                              ------------
     Home Construction, Furnishings & Appliances - 1.0%
     Herman Miller, Inc............................... 16,490      303,416
     York International Corp..........................  7,025      179,629
                                                              ------------
                                                                   483,045
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Household Products - 0.1%
          Yankee Candle Co., Inc.*(a).............  2,581 $     41,296
                                                          ------------
          Industrial - Diversified - 1.4%
          Symyx Technologies, Inc.*............... 17,075      214,974
          Valmont Industries, Inc................. 25,842      501,335
                                                          ------------
                                                               716,309
                                                          ------------
          Insurance - 4.2%
          HCC Insurance Holdings, Inc.(a).........  9,750      239,850
          Hooper Holmes, Inc.(a).................. 34,428      211,388
          Platinum Underwriters Holdings, Ltd.*...  7,150      188,403
          Protective Life Corp.................... 15,550      427,936
          Scottish Annuity & Life Holdings, Ltd... 11,190      195,265
          StanCorp Financial Group, Inc...........  7,400      361,490
          W.R. Berkley Corp....................... 11,187      443,117
                                                          ------------
                                                             2,067,449
                                                          ------------
          Lodging - 0.3%
          Orient-Express Hotels, Inc.*(a)......... 10,100      136,350
                                                          ------------
          Media - Broadcasting & Publishing - 1.2%
          Hearst-Argyle Television, Inc.*.........  7,750      186,852
          Journal Register Co.*................... 22,891      407,002
                                                          ------------
                                                               593,854
                                                          ------------
          Metals - 1.7%
          Mueller Industries, Inc.*............... 17,490      476,603
          Reliance Steel & Aluminum Co............ 16,493      343,714
                                                          ------------
                                                               820,317
                                                          ------------
          Office Equipment - 0.8%
          Global Imaging Systems, Inc.*........... 20,725      380,926
                                                          ------------
          Oil & Gas - 5.8%
          Atmos Energy Corp....................... 31,435      733,064
          Energen Corp............................ 11,375      331,012
          Global Industries, Ltd.*................ 29,595      123,411
          Gulf Island Fabrication, Inc.*.......... 10,695      173,794
          Lone Star Technologies, Inc.*...........  7,985      118,897
          Patterson-UTI Energy, Inc.*.............  4,300      129,731
          Premcor, Inc.*(a).......................  8,060      179,174
          Spinnaker Exploration Co.*.............. 21,150      466,357
          Stone Energy Corp.*.....................  9,120      304,243
          Westport Resources Corp.*...............  3,880       80,704
          Willbros Group, Inc.*...................  5,650       46,443
          XTO Energy, Inc.........................  6,925      171,048
                                                          ------------
                                                             2,857,878
                                                          ------------
          Pharmaceuticals - 5.2%
          aaiPharma, Inc.*(a).....................  4,300       60,286
          Abgenix, Inc.*..........................    600        4,422
          Adolor Corp.*(a)........................  9,800      134,456
          Amylin Pharmaceuticals, Inc.*(a)........ 10,335      166,807
          AtheroGenics, Inc.*..................... 19,122      141,694

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Pharmaceuticals - continued
        Atrix Laboratories, Inc.*(a)...............  3,075 $     47,167
        Charles River Laboratories Intl., Inc.*....  8,575      329,966
        First Horizon Pharmaceutical Corp.*(a)..... 31,847      238,152
        La Jolla Pharmaceutical Co.*...............  3,925       25,512
        Medicines Co.*(a).......................... 10,050      161,001
        Neurocrine Biosciences, Inc.*(a)........... 11,100      506,826
        Scios, Inc.*(a)............................  9,770      318,307
        Taro Pharmaceutical Industries, Ltd.
          (Israel) - Class A*(a)................... 11,075      416,420
                                                           ------------
                                                              2,551,016
                                                           ------------
        Real Estate - 5.7%
        Centerpoint Properties Corp. (REIT)........  5,882      336,156
        Chelsea Property Group, Inc. (REIT)........  3,235      107,758
        Cousins Properties, Inc. (REIT)............ 15,461      381,887
        Developers Diversified Realty Corp. (REIT).  5,300      116,547
        FBR Asset Investment Corp. (REIT)..........  7,590      257,301
        General Growth Properties, Inc. (REIT).....  4,655      242,060
        Post Properties, Inc. (REIT)...............  5,475      130,852
        Prentiss Properties Trust (REIT)........... 16,628      470,240
        United Dominion Realty Trust, Inc. (REIT).. 21,060      344,542
        Ventas, Inc. (REIT)........................ 10,294      117,866
        Weingarten Realty Investors (REIT).........  8,453      311,578
                                                           ------------
                                                              2,816,787
                                                           ------------
        Restaurants - 1.3%
        AFC Enterprises, Inc.*..................... 10,056      211,277
        CEC Entertainment, Inc.*...................  7,825      240,227
        P.F. Chang's China Bistro, Inc.*(a)........  2,675       97,102
        Panera Bread Co. - Class A*(a).............  2,875      100,079
                                                           ------------
                                                                648,685
                                                           ------------
        Retailers - 4.2%
        1-800-FLOWERS.COM, Inc. - Class A*.........  7,302       45,637
        Alloy Online, Inc.*(a)..................... 25,150      275,392
        Big 5 Sporting Goods Corp.*................ 23,025      248,440
        GameStop Corp. - Class A*.................. 17,525      171,745
        Insight Communications Co., Inc. - Class A* 34,770      430,453
        Linens 'n Things, Inc.*....................  8,320      188,032
        Lithia Motors, Inc. - Class A*............. 14,100      221,229
        School Specialty, Inc.*(a)................. 14,250      284,715
        Shoe Carnival, Inc.*....................... 14,335      200,848
                                                           ------------
                                                              2,066,491
                                                           ------------
        Telephone Systems - 0.7%
        Citizens Communications Co.*(a)............ 24,755      261,165
        ITXC Corp.*................................ 33,567       77,876
                                                           ------------
                                                                339,041
                                                           ------------

        Textiles, Clothing & Fabrics - 0.8%
        Columbia Sportswear Co.*...................  6,786      301,434
        Tommy Hilfiger Corp.*...................... 13,185       91,636
                                                           ------------
                                                                393,070
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           -------------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           -------------------------------------------------------------

           Transportation - 0.9%
           GATX Corp.(a)......................... 12,775 $    291,525
           Werner Enterprises, Inc...............  7,758      167,030
                                                         ------------
                                                              458,555
                                                         ------------
           Total Common Stocks (Cost $50,874,673)          47,415,163
                                                         ------------

           Preferred Stock - 0.7%

           Entertainment & Leisure - 0.7%
           Six Flags, Inc., 7.25%
             (Cost $267,052)..................... 19,835      322,319
                                                         ------------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 18.9%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at .15% to be repurchased
        at $1,897,016 on 01/02/03
        collateralized by $1,490,000 USTB
        6.875% due 08/15/25 with a value of
        $1,938,863................................ $1,897,000 $ 1,897,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  7,414,733   7,414,733
                                                              -----------
      Total Short-Term Investments
      (Cost $9,311,733)                                         9,311,733
                                                              -----------

      TOTAL INVESTMENTS - 115.9%
      (Cost $60,453,458)                                       57,049,215

      Other Assets and Liabilities (net) - (15.9%)             (7,819,642)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $49,229,573
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


     ---------------------------------------------------------------------------
     Security                                       Par            Value
     Description                                   Amount         (Note 2)
     ---------------------------------------------------------------------------

     Domestic Bonds & Debt Securities - 95.2%
     Aerospace & Defense - 0.1%
     Northrop Grumman Corp. 7.750%, due
       02/15/31................................ $     55,000    $      66,147
     Raytheon Co. 6.550%, due 03/15/10(a)......      125,000          135,685
                                                                -------------
                                                                      201,832
                                                                -------------
     Agricultural Machinery - 0.2%
     Deere & Co. 6.950%, due 04/25/14..........      105,000          123,953
     Lockheed Martin Corp. 8.500%, due
       12/01/29................................      100,000          134,584
                                                                -------------
                                                                      258,537
                                                                -------------
     Asset Backed Securities - 5.9%
     AmeriCredit Auto Receivable Trust 1999-B
       A4 5.960%, due 03/12/06.................    1,185,770        1,200,773
     Bank One Issuance Trust 3.590%, due
       05/15/10................................    1,210,000        1,231,108
     Citibank Credit Card Master Trust
      6.150%, due 03/10/11.....................    1,230,000        1,352,202
      5.500%, due 02/15/06.....................      360,000          375,887
     Daimler Chrysler Auto Trust 6.160%, due
       01/08/06................................    3,000,000        3,164,575
     Fleet Credit Card Master Trust 7.020%, due
       02/15/08(a).............................      340,000          378,136
     Lehman Brothers, Inc. TRAINS
      6.858%, due 01/15/12 (144A)(b)(f)^.......      591,300          653,448
      5.890%, due 01/25/07 (144A)(b)(f)^.......      311,440          331,244
     Peco Energy Transition Trust 5.800%, due
       03/01/07(b).............................      500,000          531,236
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)......................      150,000          174,104
     UBS Preferred Funding Trust 8.622%, due
       10/01/10^...............................      345,000          417,749
                                                                -------------
                                                                    9,810,462
                                                                -------------
     Automotive - 1.4%
     Daimler Chrysler North America Holdings
       8.500%, due 01/18/31....................       85,000          104,928
     Ford Motor Co. 7.450%, due 07/16/31.......      125,000          109,026
     Ford Motor Credit Co......................
      7.875%, due 06/15/10.....................    1,020,000        1,027,817
      7.375%, due 02/01/11.....................      315,000          306,760
     General Motors Corp.......................
      7.200%, due 01/15/11.....................      555,000          558,167
      6.875%, due 09/15/11.....................      275,000          274,690
                                                                -------------
                                                                    2,381,388
                                                                -------------
     Banking - 2.9%
     Abbey National Capital Trust I 8.963%, due
       12/29/49^...............................      150,000          186,623

      -----------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -----------------------------------------------------------------------

      Banking - continued
      ABN Amro NA Holding Capital 6.523%, due
        12/31/49 (144A)(b)^.................... $    425,000 $     436,715
      Bank of America Corp.....................
       7.400%, due 01/15/11....................      535,000       631,191
       4.875%, due 09/15/12(a).................      205,000       207,610
      Bank One Capital III 8.750%, due
        09/01/30...............................      195,000       246,225
      BNP Paribas Capital Trust 9.003%, due
        12/29/49 (144A)(b)^....................      355,000       434,472
      Fleet Boston Corp. 7.375%, due
        12/01/09...............................       70,000        80,110
      Household Finance Corp...................
       6.750%, due 05/15/11....................      395,000       421,819
       7.000%, due 05/15/12....................      160,000       175,551
      HSBC Capital Funding LP..................
       10.176%, due 12/31/49 (144A)(b)^........      100,000       140,795
       9.547%, due 11/29/49 (144A)(b)^.........      350,000       431,192
      ING Capital Funding Trust III 8.439%, due
        12/29/49...............................      215,000       250,457
      KBC Bank Funding Trust III, Secs
        9.860%, due 11/03/09 (144A)(b)^........      215,000       261,621
      Suntrust Bank 6.375%, due 04/01/11.......      205,000       228,988
      U.S. Bank NA 6.375%, due 08/01/11........      185,000       207,835
      Washington Mutual Bank FA 6.875%, due
        06/15/11...............................      215,000       241,468
      Washington Mutual Inc. 4.375%, due
        01/15/08...............................      160,000       163,218
                                                             -------------
                                                                 4,745,890
                                                             -------------
      Beverages, Food & Tobacco - 0.3%
      Archer-Daniels-Midland Co. 5.935%, due
        10/01/32...............................      180,000       180,233
      Kellogg Co. 6.600%, due 04/01/11.........       85,000        95,885
      Kraft Foods, Inc. 6.250%, due 06/01/12...      140,000       156,841
                                                             -------------
                                                                   432,959
                                                             -------------
      Chemicals - 0.1%
      Dow Chemical Co. 7.375%, due
        11/01/29...............................      145,000       157,380
                                                             -------------
      Collateralized Mortgage Obligations - 3.9%
      Credit Suisse First Boston Mortgage
        Securities Corp. 7.290%, due
        09/15/41...............................    3,070,000     3,584,424
      Morgan Stanley Dean Witter Capital I
        6.390%, due 10/15/35...................       75,000        84,240
      Wachovia Bank Commercial Mortgage Trust
        4.980%, due 11/15/34...................    2,790,000     2,854,914
                                                             -------------
                                                                 6,523,578
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Commercial Services - 0.0%
      Iron Mountain, Inc. 8.625%, due
        04/01/13............................... $     60,000 $      63,000
                                                             -------------
      Communications - 0.5%
      Cingular Wireless LLC 6.500%, due
        12/15/11...............................      140,000       151,266
      SBC Communications, Inc. 5.875%, due
        08/15/12...............................      275,000       297,615
      Tele-Communications TCI Group 7.875%,
        due 02/15/26...........................      320,000       325,442
                                                             -------------
                                                                   774,323
                                                             -------------
      Containers - 0.0%
      Owens-Brockway Glass Container 8.875%,
        due 02/15/09...........................       55,000        56,925
                                                             -------------
      Electric Services - 0.2%
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10...................      335,000       390,408
                                                             -------------
      Electric Utilities - 0.4%
      Constellation Energy Group, Inc. 7.000%,
        due 04/01/12(a)........................       60,000        63,168
      Duke Energy Corp. 6.250%, due
        01/15/12...............................      115,000       120,270
      MidAmerican Energy Holdings Co. 6.750%,
        due 12/30/31...........................      115,000       120,149
      Pepco Holdings, Inc. 6.450%, due
        08/15/12 (144A)(b).....................      185,000       196,254
      Progress Energy, Inc. 6.850%, due
        04/15/12...............................      100,000       109,725
                                                             -------------
                                                                   609,566
                                                             -------------
      Electronics - 0.0%
      Fairchild Semiconductor Corp. 10.500%,
        due 02/01/09...........................       55,000        59,675
                                                             -------------
      Environmental Controls - 0.1%
      Allied Waste North America, Inc. 10.000%,
        due 08/01/09...........................       70,000        69,825
                                                             -------------
      Financial Services - 3.2%
      American General Finance
       4.500%, due 11/15/07....................       80,000        82,453
       5.375%, due 10/01/12....................      185,000       189,455
      CIT Group, Inc. 7.750%, due 04/02/12.....      230,000       258,760
      Citigroup, Inc. 7.250%, due 10/01/10.....      740,000       860,344
      Countrywide Home Loans, Inc. 5.625%,
        due 05/15/07...........................      305,000       326,551
      Credit Suisse First Boston USA, Inc.
       6.125%, due 11/15/11(a).................       15,000        15,677
       6.500%, due 01/15/12....................      155,000       165,942
       7.125%, due 07/15/32....................       95,000       101,240

    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Financial Services - continued
    General Electric Capital Corp., Series A
     5.875%, due 02/15/12....................... $    680,000 $     728,268
     6.750%, due 03/15/32.......................      240,000       266,234
    General Motors Acceptance Corp. 8.000%,
      due 11/01/31..............................      220,000       221,821
    Goldman Sachs Group, Inc.
     6.600%, due 01/15/12.......................      175,000       193,707
     5.700%, due 09/01/12.......................       55,000        57,309
    Household Finance Corp.
     8.000%, due 07/15/10.......................      155,000       175,353
     6.375%, due 11/27/12.......................      130,000       135,961
    John Hancock 6.500%, due 03/01/11
      (144A)(b).................................      245,000       265,507
    Lehman Brothers Holdings, Inc. 6.625%,
      due 01/18/12..............................      170,000       188,485
    Morgan Stanley
     6.750%, due 04/15/11.......................      245,000       272,698
     6.600%, due 04/01/12.......................      195,000       216,501
    National Rural Utilities Cooperative Finance
      Corp. 7.250%, due 03/01/12(a).............      175,000       201,054
    RH Donnelley Finance Corp. I 8.875%, due
      12/15/10 (144A)(b)........................       30,000        32,250
    Wells Fargo & Co.
     5.125%, due 09/01/12.......................      240,000       248,669
     5.000%, due 11/15/14.......................      120,000       121,478
                                                              -------------
                                                                  5,325,717
                                                              -------------
    Food Retailers - 0.5%
    Ahold Finance USA, Inc. 6.875%, due
      05/01/29(a)...............................       40,000        36,027
    Albertson's, Inc. 7.500%, due 02/15/11......       80,000        92,184
    ConAgra Foods, Inc. 6.750%, due
      09/15/11..................................      125,000       142,383
    Kroger Co.
     7.250%, due 06/01/09.......................      135,000       153,256
     6.800%, due 04/01/11.......................       45,000        49,406
     7.500%, due 04/01/31.......................      125,000       140,261
    Safeway, Inc. 6.500%, due 03/01/11..........      200,000       218,076
                                                              -------------
                                                                    831,593
                                                              -------------
    Forest Products & Paper - 0.5%
    International Paper Co. 6.750%, due
      09/01/11..................................      105,000       117,029
    MeadWestvaco Corp. 6.850%, due
      04/01/12..................................       20,000        22,231
    Westvaco Corp.
     8.200%, due 01/15/30.......................       20,000        23,316
     7.950%, due 02/15/31.......................      110,000       128,466

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                     Par         Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Forest Products & Paper - continued
      Weyerhaeuser Co.
       6.750%, due 03/15/12................... $    225,000 $     245,750
       7.375%, due 03/15/32...................      200,000       217,587
                                                            -------------
                                                                  754,379
                                                            -------------
      Home Construction, Furnishings & Appliances - 0.0%
      D.R. Horton, Inc. 8.500%, due 04/15/12
        (144A)(b).............................       60,000        60,600
                                                            -------------
      Insurance - 0.2%
      AIG Sunamerica Global Finance IX 6.900%,
        due 03/15/32 (144A)(b)................      125,000       145,901
      Nationwide Financial Services, Inc.
       6.250%, due 11/15/11(a)................       55,000        57,456
       5.900%, due 07/01/12...................       60,000        61,288
      UnumProvident Corp. 7.375%, due
        06/15/32..............................       90,000        76,043
                                                            -------------
                                                                  340,688
                                                            -------------
      Lodging - 0.0%
      MGM Mirage, Inc. 8.375%, due
        02/01/11(a)...........................       55,000        59,537
                                                            -------------
      Media - Broadcasting & Publishing - 0.8%
      AOL Time Warner, Inc. 7.625%, due
        04/15/31..............................      590,000       608,534
      Comcast Cable Communications 7.125%,
        due 06/15/13..........................      130,000       138,662
      Cox Communications, Inc.
       7.750%, due 11/01/10...................      180,000       205,318
       7.125%, due 10/01/12...................       55,000        61,200
      EchoStar DBS Corp. 9.375%, due 02/01/09
        (144A)(b).............................       60,000        63,750
      News America Holdings, Inc. 8.250%, due
        08/10/18..............................      110,000       120,824
      Viacom, Inc. 7.875%, due 07/30/30.......       90,000       112,392
                                                            -------------
                                                                1,310,680
                                                            -------------
      Metals - 0.0%
      AK Steel Corp. 7.750%, due 06/15/12
        (144A)(b).............................       60,000        60,750
                                                            -------------
      Oil & Gas - 1.6%
      Amerada Hess Corp. 7.875%, due
        10/01/29..............................       95,000       110,170
      Anadarko Finance Co., Series B 7.500%,
        due 05/01/31..........................       85,000       101,397
      Apache Corp. 7.700%, due 03/15/26.......      155,000       189,652
      Chesapeake Energy Corp. 8.125%, due
        04/01/11..............................       60,000        62,100
      Devon Financing Corp. ULC 7.875%, due
        09/30/31..............................      255,000       301,260
      Kinder Morgan Energy Partners LP 7.400%,
        due 03/15/31..........................       65,000        70,591

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Kinder Morgan Inc. 6.500%, due 09/01/12
        (144A)(b).............................. $    175,000 $     183,215
      Lasmo (USA), Inc. 7.300%, due 11/15/27...      200,000       236,900
      Occidental Petroleum Corp. 6.750%, due
        01/15/12...............................      145,000       165,449
      Texaco Capital, Inc. (The) 5.500%, due
        01/15/09...............................      220,000       240,957
      Tosco Corp. 8.125%, due 02/15/30.........      530,000       677,720
      Transocean Sedco Forex, Inc. 7.500%, due
        04/15/31...............................      120,000       138,092
      Valero Energy Corp. 6.875%, due
        04/15/12...............................      225,000       234,718
                                                             -------------
                                                                 2,712,221
                                                             -------------
      Real Estate - 0.0%
      Host Marriott LP, (REIT) 9.500%, due
        01/15/07...............................       60,000        61,200
                                                             -------------
      Retailers - 0.1%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/09...........................       60,000        64,104
      Lowe's Co., Inc. 6.875%, due 02/15/28....       40,000        44,697
      May Department Stores Co. 6.900%, due
        01/15/32...............................       40,000        41,727
      Sears Roebuck Acceptance Corp. 7.000%,
        due 06/01/32...........................       75,000        63,046
                                                             -------------
                                                                   213,574
                                                             -------------
      Telephone - 0.2%
      AT&T Corp. 8.000%, due 11/15/31..........       50,000        55,301
      Citizens Communications Co. 9.250%, due
        05/15/11...............................      155,000       184,941
                                                             -------------
                                                                   240,242
                                                             -------------
      Telephone Systems - 1.1%
      AT&T Broadband Corp. 8.375%, due
        03/15/13...............................       21,000        23,905
      AT&T Corp.
       6.000%, due 03/15/09....................        2,000         2,000
       6.500%, due 03/15/13....................      280,000       281,498
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11....................      160,000       161,087
       8.125%, due 05/01/12....................       50,000        50,348
      Sprint Capital Corp.
       7.625%, due 01/30/11....................      355,000       337,846
       8.750%, due 03/15/32....................       20,000        19,058
      Verizon Global Funding Corp.
       7.375%, due 09/01/12....................      140,000       161,418
       7.750%, due 12/01/30....................      160,000       187,027
      Verizon New York, Inc. 6.875%, due
        04/01/12...............................      515,000       579,753
                                                             -------------
                                                                 1,803,940
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                               Par         Value
         Description                           Amount      (Note 2)
         -------------------------------------------------------------

         Transportation - 0.6%
         Burlington Northern Santa Fe Corp.
          6.750%, due 07/15/11............. $    130,000 $     147,807
          7.082%, due 05/13/29.............      105,000       119,707
         CSX Corp. 6.300%, due 03/15/12....      180,000       197,685
         Norfolk Southern Corp.
          6.750%, due 02/15/11.............       60,000        68,021
          7.800%, due 05/15/27.............      100,000       121,866
         Union Pacific Corp.
          6.500%, due 04/15/12.............      170,000       191,346
          6.625%, due 02/01/29.............       70,000        77,057
                                                         -------------
                                                               923,489
                                                         -------------
         U.S. Government Agency Mortgage Backed Securities - 53.9%
         Federal Home Loan Mortgage Corp.
          8.000%, due 09/01/08.............        3,917         4,068
          5.750%, due 01/15/12(a)..........      130,000       144,909
          9.500%, due 04/01/19.............        7,842         8,726
          9.000%, due 06/01/19.............        5,865         6,538
          6.000%, due 12/01/31.............   10,103,889    10,465,836
          6.250%, due 07/15/32(a)..........      285,000       324,015
                                                         -------------
                                                            10,954,092
                                                         -------------
         Federal National Mortgage Assoc.
          6.625%, due 11/15/10(a)..........       20,000        23,519
          4.375%, due 09/15/12(a)..........    1,850,000     1,858,756
          6.000%, due 12/01/16.............    4,236,211     4,435,852
          8.500%, due 07/01/19.............        9,652        10,320
          7.000%, due 06/01/28.............      540,970       569,956
          7.000%, due 08/01/28.............      256,916       270,682
          7.000%, due 09/01/28.............      384,554       405,775
          7.125%, due 01/15/30.............      777,000       962,057
          6.625%, due 11/15/30(a)..........      335,000       394,363
          6.000%, due 04/01/31.............      482,802       499,952
          6.000%, due 05/01/31.............      390,622       404,497
          6.000%, due 05/01/31.............      272,177       281,845
          6.000%, due 05/01/31.............      532,512       551,427
          6.000%, due 06/01/31.............      642,764       665,596
          6.000%, due 07/01/31.............      638,731       661,419
          6.000%, due 07/01/31.............       39,128        40,527
          7.000%, due 08/01/31.............    4,147,711     4,364,041
          6.000%, due 10/01/31.............       37,503        38,835
          6.000%, due 11/01/31.............       25,156        26,049
          6.000%, due 11/01/31.............       88,941        92,100
          6.000%, due 11/01/31.............      460,751       477,118
          6.000%, due 12/01/31.............       47,921        49,623
          6.000%, due 12/01/31.............      307,231       318,143
          6.000%, due 12/01/31.............      854,397       884,746
          6.000%, due 12/01/31.............       28,974        30,003
          6.000%, due 01/01/32.............    1,259,818     1,304,568
          5.500%, due TBA(c)...............    2,500,000     2,590,625

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     U.S. Government Agency Mortgage Backed Securities - continued
     Federal National Mortgage Assoc. - continued
      5.500%, due TBA(c)....................... $ 27,000,000 $  27,421,875
      6.000%, due TBA(c).......................    4,625,000     4,781,094
      6.500%, due TBA(c).......................   18,500,000    19,263,125
      7.000%, due TBA(c).......................       70,000        73,631
                                                             -------------
                                                                73,752,119
                                                             -------------
     Government National Mortgage Assoc.
      9.000%, due 04/15/09.....................        1,133         1,234
      9.000%, due 05/15/09.....................        7,633         8,316
      9.000%, due 05/15/09.....................        1,781         1,940
      9.000%, due 05/15/09.....................          848           923
      9.000%, due 05/15/09.....................          779           849
      11.500%, due 11/15/15....................        8,769        10,243
      9.250%, due 07/15/17.....................        6,531         7,297
      10.000%, due 11/15/17....................        7,184         8,268
      11.500%, due 02/15/18....................        3,090         3,641
      10.000%, due 03/15/19....................        9,380        10,804
      9.000%, due 01/15/20.....................       18,202        20,239
      9.250%, due 05/15/21.....................       37,129        41,541
      9.250%, due 06/15/21.....................       20,247        22,654
      9.500%, due 01/15/25.....................        8,207         9,207
      8.000%, due 05/15/27.....................       59,633        64,831
      8.000%, due 09/15/29.....................       74,657        80,853
      8.000%, due 10/15/29.....................      167,338       181,243
      8.000%, due 05/15/30.....................       15,359        16,618
      8.000%, due 05/15/30.....................       30,758        33,281
      8.000%, due 06/15/30.....................       56,863        61,527
      8.000%, due 06/15/30.....................       44,078        47,694
      8.000%, due 07/15/30.....................       17,162        18,569
      8.000%, due 07/15/30.....................      138,840       150,229
      8.000%, due 07/15/30.....................      133,340       144,277
      8.000%, due 07/15/30.....................       54,537        59,011
      6.000%, due TBA (c)......................    3,500,000     3,641,092
                                                             -------------
                                                                 4,646,381
                                                             -------------
                                                                89,352,592
                                                             -------------

     U.S. Treasury Securities - 16.5%
     U.S. Treasury Bond
      8.875%, due 02/15/19(a)..................    1,610,000     2,377,896
      6.750%, due 08/15/26(a)..................    1,738,000     2,175,013
      5.250%, due 02/15/29(a)..................      220,000       229,961
                                                             -------------
                                                                 4,782,870
                                                             -------------
     U.S. Treasury CPI Note 3.875%, due
       04/15/29(a).............................      507,279       620,466
     U.S. Treasury Inflation Index Note 3.500%,
       due 01/15/11(a).........................      296,865       325,948

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -----------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -----------------------------------------------------------------------

      U.S. Treasury Securities - continued
      U.S. Treasury Note
       3.375%, due 04/30/04(a)................. $    940,000 $     965,740
       2.250%, due 07/31/04(d).................      150,000       152,016
       2.125%, due 08/31/04(a).................   20,180,000    20,410,980
       4.000%, due 11/15/12(a).................       25,000        25,361
                                                             -------------
                                                                21,554,097
                                                             -------------
                                                                27,283,381
                                                             -------------
      Total Domestic Bonds & Debt Securities
        (Cost $152,353,772)....................                157,870,331
                                                             -------------

      Foreign Bonds & Debt Securities - 3.3%
      Luxembourg - 0.0%
      Tyco International Group S A 6.375%, due
        10/15/11...............................       35,000        32,789
                                                             -------------
      Canada - 0.6%
      Alberta Energy Co., Ltd. (Yankee) 7.375%,
        due 11/01/31...........................       60,000        70,700
      Canadian National Railway Co. (Yankee)
        6.900%, due 07/15/28...................      165,000       188,824
      Province of Quebec 7.500%, due
        09/15/29...............................      475,000       594,703
      TransCanada PipeLines, Ltd. 8.625%, due
        05/15/12...............................       55,000        68,369
                                                             -------------
                                                                   922,596
                                                             -------------
      Colombia - 0.1%
      Republic of Colombia 9.750%, due
        04/09/11...............................       94,869        98,189
                                                             -------------
      France - 0.3%
      AXA (Yankee) 8.600%, due 12/15/30........      235,000       269,381
      France Telecom S.A. 9.250%, due
        03/11/11...............................      190,000       220,080
                                                             -------------
                                                                   489,461
                                                             -------------
      Germany - 0.1%
      Deutsche Telekom Finance B.V. (Yankee)
        8.750%, due 06/15/30^..................      130,000       150,682
                                                             -------------
      Italy - 0.1%
      Region of Lombardy 5.804%, due
        10/25/32...............................      245,000       255,905
                                                             -------------
      Mexico - 0.3%
      United Mexican States
       9.875%, due 02/01/10....................      120,000       146,658
       11.375%, due 09/15/16...................      150,000       201,375
       8.125%, due 12/30/19....................       65,000        69,449
       8.300%, due 08/15/31....................      130,000       137,475
                                                             -------------
                                                                   554,957
                                                             -------------

       -----------------------------------------------------------------------
       Security                                   Par            Value
       Description                               Amount         (Note 2)
       -----------------------------------------------------------------------

       Netherlands - 0.3%
       Koninklijke (Royal) KPN NV 8.000%, due
         10/01/10............................ $    100,000    $     117,316
       Telefonica Europe BV 7.750%, due
         09/15/10............................      270,000          312,679
                                                              -------------
                                                                    429,995
                                                              -------------
       Norway - 0.1%
       DnB Holding ASA 7.729%, due 06/29/49
         (144A)(b)^..........................      115,000          130,551
                                                              -------------
       Russia - 0.1%
       Russian Federation
        5.000%, due 05/31/30^................       56,000           44,470
        10.000%, due 06/26/07................       10,000           11,425
        8.250%, due 03/31/10.................       35,000           37,131
        11.000%, due 07/24/18................       15,000           18,005
                                                              -------------
                                                                    111,031
                                                              -------------
       Sweden - 0.3%
       ForeningsSparbanken AB 9.000%, due
         03/17/10 (144A)(b)^.................      180,000          211,825
       Nordea Bank Sweden AB 8.950%, due
         11/29/49 (144A)(b)^.................      305,000          363,869
                                                              -------------
                                                                    575,694
                                                              -------------
       United Kingdom - 1.0%
       Barclays Bank Plc
        8.550%, due 09/29/49 (144A)(b)^......      255,000          311,861
        6.860%, due 06/15/32 (144A)(b)^......      160,000          164,550
       British Sky Broadcasting Group Plc
         8.200%, due 07/15/09................       55,000           59,491
       British Telecom Plc 8.375%, due
         12/15/10............................      290,000          348,306
       HSBC Holdings Plc (Yankee) 7.400%, due
         04/15/03 (144A)(b)..................      100,000          101,458
       Royal Bank of Scotland Group Plc
        7.648%, due 08/31/49^................      100,000          116,182
        9.118%, due 03/31/49.................      305,000          376,735
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)..................       80,000           92,388
       Vodafone Group Plc 7.875%, due
         02/15/30............................      135,000          163,305
                                                              -------------
                                                                  1,734,276
                                                              -------------
       Total Foreign Bonds & Debt Securities
       (Cost $5,066,834)                                          5,486,126
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 40.0%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/02 at 0.25% to be repurchased
       at $58,529,813 on 01/02/03
       collateralized by $55,795,000 USTB
       5.25% due 02/15/29 with a value of
       $59,700,650............................... $58,529,000 $ 58,529,000
     State Street Navigator Securities Lending
       Prime Portfolio(e)........................   7,685,628    7,685,628
                                                              ------------
     Total Short-Term Investments
     (Cost $65,944,628)                                         65,944,628
                                                              ------------

     TOTAL INVESTMENTS - 138.5%
     (Cost $223,635,234)                                       229,571,085

     Other Assets and Liabilities (net) - (38.5%)              (63,796,637)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $165,774,448
                                                              ============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

CPI - Consumer Price Index

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------

                 AAA/Government/Government Agency        87.29%
                 AA                                       0.74%
                 A                                        6.65%
                 BBB                                      4.84%
                 BB                                       0.13%
                 B                                        0.14%
                 Below B                                  0.21%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Common Stocks - 97.1%
          Aerospace & Defense - 1.9%
          Honeywell International, Inc.........  19,500 $     468,000
          Lockheed Martin Corp.................  15,100       872,025
          United Technologies Corp.............  14,200       879,548
                                                        -------------
                                                            2,219,573
                                                        -------------
          Apparel Retailers - 0.1%
          Abercrombie & Fitch Co. - Class A*...   8,100       165,726
                                                        -------------
          Banking - 4.7%
          Bank One Corp........................  36,400     1,330,420
          Capital One Financial Corp.(a).......  31,700       942,124
          Charter One Financial, Inc...........  21,105       606,347
          FleetBoston Financial Corp...........  17,400       422,820
          U.S. Bancorp.........................  76,182     1,616,582
          Wells Fargo Co.......................  10,000       468,700
                                                        -------------
                                                            5,386,993
                                                        -------------
          Beverages, Food & Tobacco - 4.0%
          Coca-Cola Co.........................  28,600     1,253,252
          Kraft Foods, Inc. - Class A..........  23,600       918,748
          Philip Morris Co., Inc...............  29,500     1,195,635
          Unilever NV New York Shares..........  19,554     1,206,677
                                                        -------------
                                                            4,574,312
                                                        -------------
          Chemicals - 1.3%
          Air Products & Chemicals, Inc........  15,200       649,800
          PPG Industries, Inc..................   9,700       486,455
          Praxair, Inc.........................   6,740       389,370
                                                        -------------
                                                            1,525,625
                                                        -------------
          Commercial Services - 0.8%
          Accenture, Ltd. - Class A*...........  33,400       600,866
          Cendant Corp.*.......................  33,575       351,866
                                                        -------------
                                                              952,732
                                                        -------------
          Communications - 3.0%
          American Tower Corp. - Class A*(a)...  98,100       346,293
          Cisco Systems, Inc.*................. 201,700     2,642,270
          Nokia Oyj (ADR)......................  28,400       440,200
                                                        -------------
                                                            3,428,763
                                                        -------------
          Computer Software & Processing - 4.8%
          Microsoft Corp.*.....................  85,700     4,430,690
          NCR Corp.*...........................  26,800       636,232
          Network Appliance, Inc.*.............   8,300        83,000
          Oracle Corp.*........................  38,100       411,480
                                                        -------------
                                                            5,561,402
                                                        -------------
          Computers & Information - 3.0%
          Dell Computer Corp.*.................  37,100       992,054
          Hewlett-Packard Co...................  37,400       649,264
          International Business Machines Corp.  24,000     1,860,000
                                                        -------------
                                                            3,501,318
                                                        -------------

         -------------------------------------------------------------
         Security                                           Value
         Description                             Shares    (Note 2)
         -------------------------------------------------------------

         Cosmetics & Personal Care - 1.1%
         Gillette Co............................  40,900 $   1,241,724
                                                         -------------
         Electric Utilities - 3.3%
         Dominion Resources, Inc................  20,300     1,114,470
         PG&E Corp.*............................  78,800     1,095,320
         Pinnacle West Capital Corp.............  47,495     1,619,105
                                                         -------------
                                                             3,828,895
                                                         -------------
         Electrical Equipment - 3.3%
         Emerson Electric Co....................  11,900       605,115
         General Electric Co.................... 131,400     3,199,590
                                                         -------------
                                                             3,804,705
                                                         -------------
         Electronics - 3.4%
         Altera Corp.*..........................  77,600       956,808
         Analog Devices, Inc.*..................  28,300       675,521
         Intel Corp.............................  85,700     1,334,349
         Intersil Corp. - Class A*(b)...........  28,700       400,078
         Linear Technology Corp.................   8,000       205,760
         Micron Technology, Inc.*...............   8,400        81,816
         Xilinx, Inc.*..........................  15,000       309,000
                                                         -------------
                                                             3,963,332
                                                         -------------
         Entertainment & Leisure - 2.0%
         Mattel, Inc............................ 119,400     2,286,510
                                                         -------------
         Environmental Controls - 1.3%
         Waste Management, Inc..................  66,674     1,528,168
                                                         -------------
         Financial Services - 7.9%
         CIT Group, Inc.........................  22,064       432,454
         Citigroup, Inc......................... 136,809     4,814,309
         Countrywide Credit Industries, Inc.....  31,300     1,616,645
         E*TRADE Group, Inc.*...................  23,767       115,508
         Goldman Sachs Group, Inc...............  16,200     1,103,220
         Morgan Stanley.........................  27,400     1,093,808
                                                         -------------
                                                             9,175,944
                                                         -------------
         Forest Products & Paper - 0.9%
         Smurfit-Stone Container Corp.*.........  32,600       501,747
         Temple Inland, Inc.....................  10,800       483,948
                                                         -------------
                                                               985,695
                                                         -------------
         Health Care Products - 1.2%
         Becton Dickinson & Co..................  14,100       432,729
         Guidant Corp.*.........................  18,600       573,810
         Medtronic, Inc.........................   9,000       410,400
                                                         -------------
                                                             1,416,939
                                                         -------------
         Health Care Providers & Services - 0.3%
         HCA, Inc...............................   7,300       302,950
                                                         -------------
         Heavy Machinery - 2.1%
         Applied Materials, Inc.*...............  23,500       306,205
         Cooper Cameron Corp.*..................  24,700     1,230,554
         Ingersoll-Rand Co. - Class A...........  20,200       869,812
                                                         -------------
                                                             2,406,571
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       ---------------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       ---------------------------------------------------------------------

       Home Construction, Furnishings & Appliances - 0.6%
       Johnson Controls, Inc.......................   8,900 $     713,513
                                                            -------------
       Household Products - 1.9%
       Procter & Gamble Co.........................  25,300     2,174,282
                                                            -------------
       Industrial - Diversified - 2.6%
       Tyco International, Ltd..................... 172,739     2,950,382
                                                            -------------
       Insurance - 4.6%
       Ambac Financial Group, Inc..................  23,137     1,301,225
       American International Group, Inc...........  29,100     1,683,435
       Aon Corp....................................  49,700       938,833
       Cigna Corp..................................  15,400       633,248
       Travelers Property Casualty Corp. - Class A*  43,824       642,021
       Travelers Property Casualty Corp. - Class B*  10,400       152,360
                                                            -------------
                                                                5,351,122
                                                            -------------
       Lodging - 0.3%
       Marriott International, Inc. - Class A......  11,000       361,570
                                                            -------------
       Media - Broadcasting & Publishing - 5.3%
       AOL Time Warner, Inc.*......................  62,000       812,200
       Comcast Corp. - Class A*....................  61,465     1,448,730
       Comcast Corp. - Class A*....................  15,100       341,109
       Liberty Media Corp. - Class A*.............. 160,900     1,438,446
       Tribune Co..................................   6,700       304,582
       Viacom, Inc. - Class B*.....................  43,600     1,777,136
                                                            -------------
                                                                6,122,203
                                                            -------------
       Metals - 0.8%
       Alcoa, Inc..................................  42,816       975,348
                                                            -------------
       Oil & Gas - 7.1%
       Anadarko Petroleum Corp.....................  15,900       761,610
       ChevronTexaco Corp..........................  26,200     1,741,776
       ConocoPhillips..............................  26,240     1,269,753
       Devon Energy Corp...........................  13,000       596,700
       Exxon Mobil Corp............................  61,920     2,163,485
       GlobalSantaFe Corp..........................  29,700       722,304
       Rowan Companies, Inc........................  43,900       996,530
                                                            -------------
                                                                8,252,158
                                                            -------------
       Pharmaceuticals - 11.3%
       Abbott Laboratories.........................  34,800     1,392,000
       Amgen, Inc.*................................  29,900     1,445,366
       Bristol-Myers Squibb Co.....................  14,400       333,360
       Eli Lilly & Co..............................  25,000     1,587,500
       Human Genome Sciences, Inc.*................  15,183       133,762
       Johnson & Johnson...........................  28,772     1,545,344
       MedImmune, Inc.*............................  26,000       706,420
       Pfizer, Inc.................................  74,850     2,288,165
       Pharmacia Corp..............................  42,274     1,767,053
       Schering-Plough Corp........................  20,599       457,298
       Wyeth.......................................  38,100     1,424,940
                                                            -------------
                                                               13,081,208
                                                            -------------

     -----------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     -----------------------------------------------------------------------

     Retailers - 5.1%
     Costco Wholesale Corp.*....................     10,900 $     305,854
     CVS Corp...................................     19,000       474,430
     Home Depot, Inc............................     69,000     1,653,240
     Target Corp................................     22,300       669,000
     TJX Companies, Inc.........................     30,000       585,600
     Wal-Mart Stores, Inc.......................     44,400     2,242,644
                                                            -------------
                                                                5,930,768
                                                            -------------
     Telephone Systems - 3.9%
     AT&T Corp..................................     11,340       296,087
     AT&T Wireless Services, Inc.*..............     26,900       151,985
     BellSouth Corp.............................     12,000       310,440
     SBC Communications, Inc....................     37,877     1,026,845
     Sprint Corp. (FON Group)*..................     27,400       396,752
     Sprint Corp. (PCS Group)*(a)...............    123,900       542,682
     Verizon Communications, Inc................     47,138     1,826,598
                                                            -------------
                                                                4,551,389
                                                            -------------
     Textiles, Clothing & Fabrics - 1.1%
     Jones Apparel Group, Inc.*.................     14,000       496,160
     NIKE, Inc. - Class B.......................     16,500       733,755
                                                            -------------
                                                                1,229,915
                                                            -------------
     U.S. Government Agency - 2.1%
     Federal Home Loan Mortgage Corp............     28,300     1,671,115
     Federal National Mortgage Association......     12,000       771,960
                                                            -------------
                                                                2,443,075
                                                            -------------
     Total Common Stocks (Cost $131,099,443)                  112,394,810
                                                            -------------

     Domestic Bonds & Debt Securities - 0.2%
     U.S. Government Agency - 0.2%
     U.S. Treasury Note, 3.000%,
       due 11/30/03(b).......................... $  230,000       233,765
                                                            -------------
     Total Domestic Bonds & Debt Securities
     (Cost $233,418)                                              233,765
                                                            -------------
     Short-Term Investments - 4.2%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/02
       at .15% to be purchased at $3,277,027
       on 01/02/03 collateralized by $2,385,000
       USTB 7.625% due 02/15/25 with a value
       of $3,347,820............................  3,277,000     3,277,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  1,559,639     1,559,639
                                                            -------------
     Total Short-Term Investments
     (Cost $4,836,639)                                          4,836,639
                                                            -------------

     TOTAL INVESTMENTS - 101.5%
     (Cost $136,169,500)                                    $ 117,465,214

     Other Assets and Liabilities (net) - (1.5%)               (1,765,807)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 115,699,407
                                                            =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002


Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


           ------------------------------------------------------------
           Security                                       Value
           Description                          Shares   (Note 2)
           ------------------------------------------------------------

           Common Stocks - 99.3%
           Aerospace & Defense - 2.1%
           Boeing Co........................... 12,400 $     409,076
           General Dynamics Corp...............    900        71,433
           Honeywell International, Inc........  8,200       196,800
           Lockheed Martin Corp................  8,800       508,200
           Northrop Grumman Corp...............  2,300       223,100
           United Technologies Corp............ 18,100     1,121,114
                                                       -------------
                                                           2,529,723
                                                       -------------
           Agricultural - 0.2%
           Monsanto Co......................... 14,500       279,125
                                                       -------------
           Apparel Retailers - 0.4%
           Abercrombie & Fitch Co. - Class A*.. 17,500       358,050
           Gap, Inc............................  8,800       136,576
                                                       -------------
                                                             494,626
                                                       -------------
           Automobiles - 0.2%
           Harley-Davidson, Inc................  5,300       244,860
                                                       -------------
           Automotive - 1.0%
           Ford Motor Co....................... 33,300       309,690
           General Motors Corp................. 14,400       530,784
           Lear Corp.*.........................  6,200       206,336
           PACCAR, Inc.........................  3,300       152,229
                                                       -------------
                                                           1,199,039
                                                       -------------
           Banking - 6.6%
           Bank of America Corp................  3,700       257,409
           Bank One Corp....................... 31,600     1,154,980
           Capital One Financial Corp.(b)...... 22,700       674,644
           City National Corp..................  1,500        65,985
           Compass Bancshares, Inc.............  2,600        81,302
           FirstMerit Corp.....................  1,300        28,158
           FleetBoston Financial Corp.......... 45,000     1,093,500
           Golden West Financial Corp. Delaware  1,300        93,353
           Greenpoint Financial Corp...........  8,400       379,512
           Hibernia Corp. - Class A............  5,600       107,856
           Marshall and Ilsley Corp............  8,600       235,468
           MBNA Corp...........................  3,700        70,374
           North Fork Bancorporation, Inc......  1,900        64,106
           PNC Financial Services Group........ 14,200       594,980
           Suntrust Banks, Inc................. 10,600       603,352
           TCF Financial Corp..................  2,400       104,856
           U.S. Bancorp........................ 73,000     1,549,060
           Washington Mutual, Inc.............. 18,500       638,805
                                                       -------------
                                                           7,797,700
                                                       -------------
           Beverages, Food & Tobacco - 5.2%
           Archer-Daniels-Midland Co...........  5,700        70,680
           Coca-Cola Co........................ 57,100     2,502,122
           H.J. Heinz Co.......................  3,600       118,332
           Kellogg Co..........................  8,500       291,295
           Kraft Foods, Inc. - Class A......... 14,700       572,271

          --------------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          --------------------------------------------------------------

          Beverages, Food & Tobacco - continued
          PepsiCo, Inc.........................  13,400 $     565,748
          Philip Morris Co., Inc...............  43,300     1,754,949
          SYSCO Corp...........................  10,500       312,795
                                                        -------------
                                                            6,188,192
                                                        -------------
          Business Service - 0.0%
          BearingsPoint, Inc.*.................   4,000        27,600
                                                        -------------
          Chemicals - 1.4%
          Air Products & Chemicals, Inc........  11,100       474,525
          Dow Chemical Co......................   5,000       148,500
          Eastman Chemical Co..................   7,100       261,067
          PPG Industries, Inc..................  11,400       571,710
          Praxair, Inc.........................   3,300       190,641
          Rohm & Haas Co.......................     100         3,248
                                                        -------------
                                                            1,649,691
                                                        -------------
          Commercial Services - 0.2%
          Cendant Corp.*.......................  25,400       266,192
                                                        -------------
          Communications - 1.6%
          Cisco Systems, Inc.*................. 128,000     1,676,800
          Lucent Technologies, Inc.............  76,800        96,768
          QUALCOMM, Inc.*......................   4,600       167,394
                                                        -------------
                                                            1,940,962
                                                        -------------
          Computer Software & Processing - 6.0%
          Automatic Data Processing, Inc.......  18,000       706,500
          Computer Sciences Corp.*.............   2,000        68,900
          Electronic Arts, Inc.*...............   4,200       209,034
          First Data Corp......................   3,500       123,935
          Microsoft Corp.*(a)..................  95,200     4,921,840
          NCR Corp.*...........................  21,700       515,158
          Oracle Corp.*........................  56,300       608,040
          Rational Software Corp.*.............   2,900        30,131
          Siebel Systems, Inc.*................     700         5,236
                                                        -------------
                                                            7,188,774
                                                        -------------
          Computers & Information - 3.7%
          Dell Computer Corp.*.................  40,800     1,090,992
          Hewlett-Packard Co...................  68,800     1,194,368
          International Business Machines Corp.  27,100     2,100,250
          Lexmark International, Inc.*.........     200        12,100
                                                        -------------
                                                            4,397,710
                                                        -------------
          Cosmetics & Personal Care - 0.9%
          Colgate-Palmolive Co.................   3,100       162,533
          Gillette Co..........................  29,900       907,764
                                                        -------------
                                                            1,070,297
                                                        -------------
          Electric Utilities - 2.8%
          Ameren Corp..........................     800        33,256
          American Electric Power Co., Inc.....   4,200       114,786
          CenterPoint Energy, Inc..............  20,200       171,700
          Consolidated Edison, Inc.............   1,700        72,794

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          -----------------------------------------------------------

          Electric Utilities - continued
          Constellation Energy Group, Inc......  10,700 $     297,674
          Dominion Resources, Inc..............   1,400        76,860
          DTE Energy Co........................  12,400       575,360
          Edison International.................   7,000        82,950
          Pepco Holdings, Inc..................   8,400       162,876
          PG&E Corp.*..........................  39,500       549,050
          Pinnacle West Capital Corp...........   7,400       252,266
          PPL Corp.............................     800        27,744
          Progress Energy, Inc.................   6,900       299,115
          Public Service Enterprise Group, Inc.   7,900       253,590
          Xcel Energy, Inc.(b).................  29,900       328,900
                                                        -------------
                                                            3,298,921
                                                        -------------
          Electrical Equipment - 3.2%
          General Electric Co.................. 156,400     3,808,340
                                                        -------------
          Electronics - 3.3%
          Altera Corp.*........................  39,000       480,870
          Analog Devices, Inc.*................   4,400       105,028
          Intel Corp........................... 111,800     1,740,726
          Intersil Corp. - Class A*............  11,300       157,522
          Linear Technology Corp...............   7,600       195,472
          Maxim Integrated Products, Inc.......   6,300       208,152
          Micron Technology, Inc.*.............   8,700        84,738
          Motorola, Inc........................  58,900       509,485
          QLogic Corp.*(b).....................   2,600        89,726
          Teradyne, Inc.*......................     300         3,903
          Texas Instruments, Inc...............   5,100        76,551
          Xilinx, Inc.*........................  13,700       282,220
                                                        -------------
                                                            3,934,393
                                                        -------------
          Entertainment & Leisure - 1.3%
          Carnival Corp........................  24,700       616,265
          Harrah's Entertainment, Inc.*........   6,800       269,280
          Hasbro, Inc..........................  13,800       159,390
          Mattel, Inc..........................   7,900       151,285
          Walt Disney Co.......................  23,500       383,285
                                                        -------------
                                                            1,579,505
                                                        -------------
          Environmental Controls - 0.4%
          Waste Management, Inc................  18,900       433,188
                                                        -------------
          Financial Services - 6.8%
          American Express Co..................   8,400       296,940
          Charles Schwab Corp..................  66,600       722,610
          CIT Group, Inc.......................  15,700       307,720
          Citigroup, Inc....................... 108,400     3,814,596
          Countrywide Credit Industries, Inc...  24,000     1,239,600
          E*TRADE Group, Inc.*.................  39,300       190,998
          Goldman Sachs Group, Inc.............   6,400       435,840
          Household International, Inc.........   9,200       255,852
          LaBranche & Co., Inc.*(b)............     300         7,992
          Mellon Financial Corp................   7,600       198,436

          ------------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          ------------------------------------------------------------

          Financial Services - continued
          Merrill Lynch & Co., Inc...............  2,300 $      87,285
          Morgan Stanley......................... 13,600       542,912
                                                         -------------
                                                             8,100,781
                                                         -------------
          Food & Beverages - 0.0%
          Del Monte Foods Co.*...................  1,876        14,443
                                                         -------------
          Forest Products & Paper - 0.5%
          Bowater, Inc...........................    900        37,755
          Kimberly-Clark Corp....................  4,600       218,362
          Smurfit-Stone Container Corp.*.........  1,800        27,704
          Temple Inland, Inc.....................  4,700       210,607
          Weyerhaeuser Co........................  1,400        68,894
                                                         -------------
                                                               563,322
                                                         -------------
          Health Care Products - 1.9%
          Bard (C.R.), Inc.......................  4,300       249,400
          Baxter International, Inc..............  7,300       204,400
          Becton Dickinson & Co.................. 22,500       690,525
          Biomet, Inc............................  2,700        77,382
          Boston Scientific Corp.*...............  3,000       127,560
          Guidant Corp.*.........................  1,500        46,275
          Medtronic, Inc.........................  7,000       319,200
          St. Jude Medical, Inc.*................ 10,200       405,144
          Stryker Corp...........................  1,200        80,544
                                                         -------------
                                                             2,200,430
                                                         -------------
          Health Care Providers & Services - 1.4%
          Aetna, Inc............................. 11,800       485,216
          HCA, Inc............................... 18,800       780,200
          Tenet Healthcare Corp.*................  8,900       145,960
          Wellpoint Health Networks, Inc.*.......  3,300       234,828
                                                         -------------
                                                             1,646,204
                                                         -------------
          Heavy Machinery - 1.5%
          Applied Materials, Inc.*............... 19,200       250,176
          Baker Hughes, Inc......................  9,400       302,586
          Black & Decker Corp....................  1,300        55,757
          Cooper Cameron Corp.*..................  8,500       423,470
          Eaton Corp.............................  2,400       187,464
          Ingersoll-Rand Co. - Class A........... 10,100       434,906
          Rockwell Automation, Inc...............  5,100       105,621
                                                         -------------
                                                             1,759,980
                                                         -------------
          Home Construction, Furnishings & Appliances - 0.5%
          Johnson Controls, Inc..................  2,500       200,425
          Masco Corp............................. 16,900       355,745
                                                         -------------
                                                               556,170
                                                         -------------
          Household Products - 2.3%
          Fortune Brands, Inc....................  2,000        93,020
          Procter & Gamble Co.................... 31,300     2,689,922
                                                         -------------
                                                             2,782,942
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                               Value
       Description                                  Shares   (Note 2)
       -----------------------------------------------------------------

       Industrial - Diversified - 1.7%
       3M Co.......................................  5,100 $     628,830
       Cooper Industries, Ltd. - Class A...........  1,500        54,675
       SPX Corp.*..................................  2,800       104,860
       Tyco International, Ltd..................... 68,700     1,173,396
                                                           -------------
                                                               1,961,761
                                                           -------------
       Insurance - 5.0%
       Allstate Corp............................... 19,500       721,305
       Ambac Financial Group, Inc.................. 12,800       719,872
       American International Group, Inc........... 27,500     1,590,875
       Aon Corp.................................... 12,600       238,014
       Cigna Corp..................................  7,100       291,952
       John Hancock Financial Services, Inc........  1,600        44,640
       MBIA, Inc................................... 10,100       442,986
       Protective Life Corp........................  2,900        79,808
       St. Paul Companies, Inc.....................    200         6,810
       Torchmark Corp.............................. 11,300       412,789
       Travelers Property Casualty Corp. - Class A* 72,100     1,056,265
       Travelers Property Casualty Corp. - Class B*  3,200        46,880
       UnumProvident Corp.......................... 13,400       235,036
                                                           -------------
                                                               5,887,232
                                                           -------------
       Lodging - 0.0%
       Marriott International, Inc. - Class A......  1,200        39,444
                                                           -------------
       Media - Broadcasting & Publishing - 3.9%
       AOL Time Warner, Inc.*...................... 60,300       789,930
       Clear Channel Communications, Inc.*.........  2,400        89,496
       Comcast Corp. - Class A*.................... 18,400       433,688
       Comcast Corp. - Class A Special*............ 19,200       433,728
       Fox Entertainment Group, Inc. - Class A*....  2,800        72,604
       Gannett Co., Inc............................  5,000       359,000
       Liberty Media Corp. - Class A*.............. 12,900       115,326
       McGraw-Hill Companies, Inc..................  1,000        60,440
       Tribune Co.................................. 15,300       695,538
       Viacom, Inc. - Class B*..................... 38,100     1,552,956
                                                           -------------
                                                               4,602,706
                                                           -------------
       Metals - 0.8%
       Alcoa, Inc.................................. 36,700       836,026
       United States Steel Corp....................  8,500       111,520
                                                           -------------
                                                                 947,546
                                                           -------------
       Office Equipment - 0.0%
       Pitney Bowes Inc............................    700        22,862
                                                           -------------
       Oil & Gas - 5.5%
       Anadarko Petroleum Corp..................... 13,500       646,650
       ChevronTexaco Corp.......................... 16,300     1,083,624
       ConocoPhillips.............................. 23,300     1,127,487
       Devon Energy Corp...........................  3,100       142,290
       Diamond Offshore Drilling, Inc..............  1,500        32,775
       El Paso Corp................................ 11,200        77,952
       ENSCO International, Inc....................    600        17,670

        ---------------------------------------------------------------
        Security                                             Value
        Description                                Shares   (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Exxon Mobil Corp.......................... 82,700 $   2,889,538
        Rowan Companies, Inc...................... 14,500       329,150
        Transocean Sedco Forex, Inc...............  5,700       132,240
        Valero Energy Corp........................  2,300        84,962
                                                          -------------
                                                              6,564,338
                                                          -------------
        Pharmaceuticals - 11.6%
        Abbott Laboratories....................... 36,800     1,472,000
        Amgen, Inc.*.............................. 25,200     1,218,168
        Bristol-Myers Squibb Co................... 33,600       777,840
        Cardinal Health, Inc......................  6,500       384,735
        Eli Lilly & Co............................ 12,400       787,400
        Forest Laboratories, Inc.*................  5,300       520,566
        Gilead Sciences, Inc.*....................    900        30,600
        Human Genome Sciences, Inc.*.............. 10,700        94,267
        Johnson & Johnson......................... 34,400     1,847,624
        McKesson Corp.............................  2,300        62,169
        MedImmune, Inc.*.......................... 12,800       347,776
        Merck & Co., Inc.......................... 19,300     1,092,573
        Pfizer, Inc............................... 83,600     2,555,652
        Pharmacia Corp............................ 35,900     1,500,620
        Schering-Plough Corp...................... 19,000       421,800
        Vertex Pharmaceuticals, Inc.*.............  3,100        49,135
        Wyeth..................................... 16,400       613,360
                                                          -------------
                                                             13,776,285
                                                          -------------
        Photography - 0.1%
        Eastman Kodak Co..........................  2,300        80,592
                                                          -------------
        Real Estate - 0.4%
        Archstone-Smith Trust (REIT)..............  2,600        61,204
        Developers Diversified Realty Corp. (REIT)  2,000        43,980
        General Growth Properties, Inc. (REIT)....  2,300       119,600
        Highwoods Properties, Inc. (REIT).........  1,400        30,940
        ProLogis Trust (REIT).....................  1,800        45,270
        Rouse Co. (REIT)..........................  3,100        98,270
        United Dominion Realty Trust, Inc. (REIT).    900        14,724
                                                          -------------
                                                                413,988
                                                          -------------
        Restaurants - 0.5%
        Wendy's International, Inc................  1,900        51,433
        Yum! Brands, Inc.*........................ 22,800       552,216
                                                          -------------
                                                                603,649
                                                          -------------
        Retailers - 6.7%
        Bed Bath & Beyond, Inc.*..................  7,200       248,616
        CVS Corp.................................. 25,600       639,232
        eBay, Inc.*...............................  7,600       515,432
        Federated Department Stores, Inc.*........  8,000       230,080
        Home Depot, Inc........................... 48,400     1,159,664
        Kohl's Corp.*............................. 13,000       727,350
        Lowes Co., Inc............................ 13,000       487,500
        Pier 1 Imports, Inc.......................    800        15,144

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                           Value
         Description                              Shares   (Note 2)
         -------------------------------------------------------------

         Retailers - continued
         Sears, Roebuck & Co.....................  1,800 $      43,110
         Target Corp............................. 23,000       690,000
         TJX Companies, Inc...................... 12,300       240,096
         Wal-Mart Stores, Inc.................... 57,100     2,884,121
         Walgreen Co.............................  2,100        61,299
                                                         -------------
                                                             7,941,644
                                                         -------------
         Telephone Systems - 4.1%
         AT&T Corp............................... 11,400       297,654
         AT&T Wireless Services, Inc.*........... 68,200       385,330
         BellSouth Corp.......................... 22,600       584,662
         Qwest Communications Intl., Inc.*....... 16,900        84,500
         SBC Communications, Inc................. 50,700     1,374,477
         Sprint Corp. (FON Group)................  9,900       143,352
         Sprint Corp. (PCS Group)*(b)............ 32,300       141,474
         Verizon Communications, Inc............. 49,200     1,906,500
                                                         -------------
                                                             4,917,949
                                                         -------------
         Textiles, Clothing & Fabrics - 0.6%
         Cintas Corp.............................  1,800        82,350
         Jones Apparel Group, Inc.*.............. 13,100       464,264
         NIKE, Inc. - Class B....................  4,200       186,774
                                                         -------------
                                                               733,388
                                                         -------------
         Transportation - 1.4%
         Burlington Northern Santa Fe Corp.......  8,300       215,883
         CSX Corp................................  4,500       127,395
         FedEx Corp..............................  2,200       119,284
         Norfolk Southern Corp...................  2,700        53,973
         Union Pacific Corp......................  2,800       167,636
         United Parcel Service, Inc. - Class B(b) 16,100     1,015,588
                                                         -------------
                                                             1,699,759
                                                         -------------
         U.S. Government Agency - 1.6%
         Federal Home Loan Mortgage Corp......... 20,200     1,192,810
         Federal National Mortgage Association... 11,100       714,063
                                                         -------------
                                                             1,906,873
                                                         -------------
         Total Common Stocks (Cost $142,465,765)           118,053,126
                                                         -------------

      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.9%
      State Street Bank and Trust Co.
        Repurchase Agreement, dated
        12/31/02 at 0.05% to be repurchased
        at $732,002 on 01/02/03
        collateralized by $570,000 USTB
        12.75% due 11/15/10 with a value of
        $747,407................................. $  732,000 $    732,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).......................  1,324,700    1,324,700
      U.S. Treasury Note, 4.250%, due
        03/31/03(a)..............................    135,000      136,044
                                                             ------------
      Total Short-Term Investments
      (Cost $2,192,566)                                         2,192,744
                                                             ------------

      TOTAL INVESTMENTS - 101.2%
      (Cost $144,658,331)                                     120,245,870

      Other Assets and Liabilities (net) - (1.2%)              (1,378,608)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $118,867,262
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Common and Preferred Stocks - 100.3%
        Australia - 4.1%
        Alumina, Ltd............................... 188,397 $    519,500
        Australia & New Zealand Banking Group, Ltd.  30,461      297,413
        Brambles Industries, Ltd.(b)...............  19,604       51,851
        Commonwealth Bank of Australia.............  19,054      289,511
        Foster's Group, Ltd.(b)....................  48,350      122,440
        The News Corporation Ltd. - Preferred(b)...  80,032      430,113
        WMC Resources, Ltd.*(b).................... 188,397      447,406
                                                            ------------
                                                               2,158,234
                                                            ------------
        Belgium - 0.5%
        Fortis(b)..................................  16,636      290,653
                                                            ------------
        Finland - 3.0%
        Nokia Oyj(b)...............................  73,456    1,167,054
        Stora Enso Oyj - R Shares(a)...............  41,574      432,764
                                                            ------------
                                                               1,599,818
                                                            ------------
        France - 11.8%
        BNP Paribas S.A.(a)........................  20,672      841,785
        Carrefour S.A.(a)..........................   3,599      160,142
        Compagnie Generale des Etablissements
          Michelin - Class B.......................   4,899      168,821
        JC Decaux S.A.*(b).........................  14,569      175,703
        L'Oreal S.A.(b)............................   4,873      370,753
        Pechiney S.A. - Class A(b).................   7,886      276,550
        Sanofi-Synthelabo S.A.(b)..................  14,820      905,306
        Societe Generale(b)........................   4,006      233,161
        Technip-Coflexip S.A.(a)...................   3,774      269,921
        Total Fina Elf S.A.(b).....................  11,681    1,667,206
        Valeo S.A.(b)..............................  10,945      343,193
        Vivendi Environnement(a)...................  28,094      654,649
        Vivendi Universal S.A.(a)..................   6,441      103,954
                                                            ------------
                                                               6,171,144
                                                            ------------
        Germany - 3.5%
        Adidas-Salomon AG(b).......................   1,800      155,354
        Bayer AG(b)................................  10,800      231,616
        Continental AG*(b).........................   6,716      104,942
        DaimlerChrysler AG(b)......................   3,600      110,806
        E.On AG(b).................................   1,549       62,459
        Heidelberger Druckmaschinen AG(b)..........   9,957      229,722
        Linde AG(b)................................   2,800      102,772
        Muenchener
          Rueckversicherungs-Gesellschaft AG(b)....   3,300      394,521
        SAP AG(b)..................................   4,258      337,224
        Siemens AG(a)..............................   2,100       89,192
                                                            ------------
                                                               1,818,608
                                                            ------------
        Hong Kong - 1.2%
        Esprit Holdings, Ltd.(b)................... 119,574      200,861
        Sun Hung Kai Properties, Ltd.(b)...........  21,400      126,503

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Hong Kong - continued
        Wharf (Holdings), Ltd.(b).................. 154,000 $    291,272
                                                            ------------
                                                                 618,636
                                                            ------------
        Italy - 3.3%
        ENI SpA(b).................................  53,536      850,569
        Riunione Adriatica di Sicurta SpA..........   7,591       92,344
        UniCredito Italiano SpA(b)................. 197,247      788,109
                                                            ------------
                                                               1,731,022
                                                            ------------
        Japan - 18.5%
        Advantest Corp.(b).........................   9,800      439,003
        Aiful Corp.(b).............................   4,550      170,874
        Chugai Pharmaceutical Co., Ltd.(b).........  26,900      255,953
        Citizen Watch Co., Ltd.(b).................  26,000      115,813
        Daiwa Securities Group, Inc.(b)............  41,000      181,938
        East Japan Railway Co.(b)..................      68      337,252
        FANUC, Ltd.(b).............................   3,400      150,303
        Fast Retailing Co., Ltd.(b)................   3,100      109,111
        Fujitsu, Ltd.(b)...........................  85,000      242,632
        Hitachi, Ltd.(b)...........................  32,000      122,600
        Honda Motor Co., Ltd.(b)...................  15,600      576,659
        Ito-Yokado Co., Ltd.(b)....................   3,000       88,414
        JFE Holdings, Inc.*(b).....................  33,800      410,120
        KDDI Corp.(a)..............................      63      204,235
        Kubota Corp.(b)............................ 202,000      547,693
        Kyocera Corp.(b)...........................   1,700       98,914
        Marubeni Corp.*(a)......................... 149,000      136,755
        Marui Co., Ltd.(b).........................  16,200      158,508
        Matsushita Electric Industrial Co., Ltd.(b)  48,000      472,887
        Minebea Co., Ltd.(b).......................  68,000      236,477
        Mitsubishi Corp.(b)........................  61,000      372,390
        Mitsubishi Pharma Corp.(a).................  44,000      316,403
        Mitsubishi Tokyo Finacial Group, Inc.(b)...      11       59,742
        NEC Corp.(b)...............................  30,000      112,159
        Nintendo Co., Ltd.(b)......................   2,500      233,454
        Nippon Telegraph & Telephone Corp.(b)......     120      435,500
        Nippon Yusen Kabushiki Kaisha(b)...........  69,000      232,402
        Nissan Motor Co., Ltd.(b)..................  63,600      495,904
        Nomura Securities Co., Ltd.(b).............  23,000      258,353
        Omron Corp.(b).............................   9,000      132,620
        Ricoh Co., Ltd.(b).........................  10,000      163,944
        Rohm Co., Ltd.(b)..........................   1,300      165,401
        Sony Corp.(b)..............................  15,500      647,356
        Sumitomo Trust & Banking Co., Ltd.(b)......  23,000       93,154
        Takeda Chemical Industries, Ltd.(b)........   5,600      233,884
        Tokyo Electric Power Co., Inc.(b)..........  30,400      577,231
        Tostem Inax Holding Corp.(b)...............   7,000      106,096
                                                            ------------
                                                               9,692,134
                                                            ------------
        Luxembourg - 0.3%
        Arcelor*(a)................................  12,840      157,813
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                                  Value
      Description                                    Shares    (Note 2)
      -------------------------------------------------------------------

      Netherlands - 7.1%
      Aegon N.V.(b).................................  26,057 $    335,016
      Akzo Nobel N.V.(b)............................   3,465      109,848
      DSM N.V.......................................  15,068      685,482
      European Aeronautic Defence & Space Co.(a)....   4,479       46,267
      Heineken N.V.(b)..............................   5,604      218,621
      ING Groep N.V.(b).............................  19,775      334,712
      Koninklijke (Royal) KPN N.V.*(b)..............  53,651      348,835
      Koninklijke (Royal) Philips Electronics
        N.V.(b).....................................  16,297      285,414
      Koninklijke Numico N.V........................  20,927      263,354
      Reed Elsevier N.V.............................  15,305      186,987
      Royal Dutch Petroleum Co.(a)..................  13,799      607,059
      VNU N.V.(b)...................................   7,418      193,314
      Wolters Kluwer N.V.(b)........................   6,797      118,325
                                                             ------------
                                                                3,733,234
                                                             ------------
      Singapore - 1.7%
      DBS Group Holdings, Ltd.(b)...................  89,000      564,379
      Singapore Telecommunications, Ltd.(b)......... 453,000      323,823
                                                             ------------
                                                                  888,202
                                                             ------------
      Spain - 4.6%
      Acerinox S.A.(a)..............................   4,352      159,692
      Banco Bilbao Vizcaya Argentaria S.A.(a).......  65,087      622,501
      Iberdrola S.A.(a).............................  71,072      995,018
      Telefonica S.A.*(b)...........................  68,420      612,045
                                                             ------------
                                                                2,389,256
                                                             ------------
      Sweden - 0.8%
      Assa Abloy AB - Class B(b)....................  14,124      161,645
      Securitas AB - Class B(b).....................  21,379      255,741
                                                             ------------
                                                                  417,386
                                                             ------------
      Switzerland - 10.5%
      Compagnie Financiere Richemont AG - Units A(b)  21,346      398,183
      Credit Suisse Group*(b).......................  22,969      498,207
      Lonza Group AG(b).............................   4,699      285,385
      Nestle S.A.(b)................................   1,992      421,991
      Novartis AG(b)................................  37,729    1,376,204
      Roche Holding AG(b)...........................  11,000      766,286
      Schindler Holding AG*(b)......................   1,182      230,315
      Serono S.A. - Series B(b).....................     162       86,792
      Swiss Reinsurance(b)..........................   2,336      153,189
      UBS AG*(b)....................................  21,943    1,066,134
      Zurich Financial Services AG(b)...............   2,520      235,037
                                                             ------------
                                                                5,517,723
                                                             ------------
      United Kingdom - 29.4%
      3I Group Plc(b)...............................  23,797      212,572
      Amvescap Plc(b)...............................  13,625       87,279

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      United Kingdom - continued
      AstraZeneca Plc(b).........................      9,859 $    352,271
      Barclays Plc(b)............................    132,421      820,557
      BG Group Plc(b)............................     38,917      167,867
      BP Plc(b)..................................    185,866    1,277,376
      BPB Plc(b).................................     19,198       76,012
      British Airways Plc*(b)....................     84,152      182,848
      British Sky Broadcasting Group Plc*(b).....     45,870      471,759
      BT Group Plc(b)............................    259,496      814,435
      Cadbury Schweppes Plc(b)...................     21,889      136,341
      Centrica Plc(b)............................     77,283      212,702
      Dixons Group Plc(b)........................    139,389      325,303
      Exel Plc(b)................................     33,905      375,442
      GKN Plc(b).................................     27,122       87,633
      GlaxoSmithKline Plc(b).....................     75,285    1,444,361
      Hanson Plc(b)..............................     22,486       99,888
      Hays Plc(b)................................     93,091      138,967
      Hilton Group Plc(b)........................     69,990      188,124
      HSBC Holdings Plc(b).......................     76,225      842,227
      Imperial Chemical Industries Plc(b)........     28,236      104,525
      Imperial Tobacco Group Plc(b)..............     23,700      402,431
      P & O Princess Cruises Plc(a)..............     16,596      115,125
      Peninsular & Oriental Steam Navigation
        Co.......................................     52,142      138,053
      Prudential Plc(b)..........................     66,240      468,032
      Reckitt Benckiser Plc(b)...................     40,777      790,848
      Royal Bank of Scotland Group Plc(b)........     56,475    1,352,540
      Sage Group Plc(b)..........................     38,654       82,744
      Scottish Power Plc(b)......................     56,945      332,242
      Tesco Plc(b)...............................    167,982      524,512
      TI Automotive, Ltd. - Class A*(d)..........     45,100            0
      Unilever Plc(b)............................    130,786    1,244,055
      Vodafone Group Plc(b)......................    844,940    1,540,122
                                                             ------------
                                                               15,409,193
                                                             ------------
      Total Common and Preferred Stocks
      (Cost $58,633,732)                                       52,593,056
                                                             ------------
      Short-Term Investments - 9.1%
      State Street Navigator Securities
        Lending Prime Portfolio(c)
        (Cost $4,767,989)........................ $4,767,989    4,767,989
                                                             ------------

      TOTAL INVESTMENTS - 109.4%
      (Cost $63,401,721)                                       57,361,045

      Other Assets and Liabilities (net) - (9.4%)              (4,902,882)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 52,458,163
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)



Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

              Summary of Total Foreign Securities by Industry Classification 12/31/2002
              -------------------------------------------------------------------------
                                                        Value         Percent of
              Industry                                  (000)         Net Assets
              -------------------------------------------------------------------------
              Advertising                              $   176            0.3%
              Aerospace & Defense                           46            0.1
              Airlines                                     183            0.3
              Apparel Retailers                            264            0.5
              Automotive                                 1,614            3.1
              Auto Parts                                   274            0.5
              Banking                                    7,307           14.0
              Beverages, Food & Tobacco                  3,334            6.4
              Building Construction                        552            1.1
              Chemicals                                  1,417            2.7
              Commercial Services                          922            1.8
              Communications                             2,305            4.4
              Computer Software & Processing               420            0.8
              Computers & Information                      242            0.5
              Cosmetics & Personal Care                    371            0.7
              Diversified Operations                       517            1.0
              Electric Utilities                         1,967            3.8
              Electrical Equipment                       1,591            3.0
              Electronics                                1,272            2.4
              Entertainment & Leisure                      537            1.0
              Financial Services                         2,264            4.3
              Food Retailers                               160            0.3
              Forest Products & Paper                      433            0.8
              Heavy Machinery                            1,008            1.9
              Household Products                           791            1.5
              Industrial - Diversified                     655            1.2
              Insurance                                  2,013            3.8
              Media - Broadcasting & Publishing          1,504            2.9
              Metals & Mining                            1,565            3.0
              Office Equipment                             164            0.3
              Oil & Gas                                  4,783            9.1
              Pharmaceuticals                            5,737           10.9
              Real Estate                                  126            0.2
              Retailers                                  1,287            2.5
              Steel                                        568            1.1
              Telephone Systems                          3,141            6.0
              Transportation                             1,083            2.1
                                                          -------       -----
                                                       $52,593          100.3%
                                                          =======       =====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ------------------------------------------------------------------
        Security                                 Par            Value
        Description                             Amount         (Note 2)
        ------------------------------------------------------------------

        Domestic Bonds & Debt Securities - 84.2%
        Advertising - 1.3%
        Interpublic Group of Companies, Inc.,
          Convertible
         1.800%, due 09/16/04................ $   600,000    $     525,750
         1.870%, due 06/01/06................   1,500,000        1,151,250
        Lamar Media Corp. 9.625%, due
          12/01/06...........................   1,500,000        1,552,500
        R.H. Donnelley Finance Corp.
          8.875%, due 12/15/10 (144A)(a).....     800,000          860,000
        R.H. Donnelley Corp.
         9.125%, due 06/01/08................   1,000,000        1,000,250
                                                             -------------
                                                                 5,089,750
                                                             -------------
        Aerospace & Defense - 1.3%
        Alliant Techsystems, Inc.
         8.500%, due 05/15/11................     750,000          813,750
        BE Aerospace, Inc.
         8.875%, due 05/01/11(b).............   1,000,000          740,000
        Dyncorp, Inc.
         9.500%, due 03/01/07................   1,500,000        1,560,000
        Raytheon Co.
         6.300%, due 03/15/05................   2,000,000        2,134,994
                                                             -------------
                                                                 5,248,744
                                                             -------------
        Airlines - 0.5%
        AMR Corp.
         9.000%, due 08/01/12(b).............      95,000           46,616
         9.000%, due 09/15/16(b).............     150,000           72,113
        Continental Airlines, Inc.
         8.000%, due 12/15/05(b).............   1,200,000          594,000
         6.703%, due 06/15/21................     186,231          161,848
        Delta Air Lines, Inc.
         7.900%, due 12/15/09(b).............     100,000           69,099
         10.375%, due 02/01/11...............   1,250,000          838,674
         8.300%, due 12/15/29................     500,000          295,633
                                                             -------------
                                                                 2,077,983
                                                             -------------
        Apparel Retailers - 0.9%
        Foot Locker, Inc.
         8.500%, due 01/15/22................   1,110,000        1,123,043
        Saks, Inc.
         9.875%, due 10/01/11................   2,500,000        2,625,000
                                                             -------------
                                                                 3,748,043
                                                             -------------
        Automotive - 2.6%
        ArvinMeritor, Inc.
         8.750%, due 03/01/12................   2,000,000        2,114,276
        Collins & Aikman Corp.
         11.500%, due 04/15/06(b)............   1,000,000          845,000
        Dana Corp.
         6.500%, due 03/01/09(b).............     350,000          306,250
         10.125%, due 03/15/10(b)............   1,500,000        1,526,250
         7.000%, due 03/01/29................     725,000          514,750

       --------------------------------------------------------------------
       Security                                   Par            Value
       Description                               Amount         (Note 2)
       --------------------------------------------------------------------

       Automotive - continued
       Delco Remy International, Inc.
        11.000%, due 05/01/09................. $ 1,500,000    $     780,000
       Dura Operating Corp.
        9.000%, due 05/01/09(b)...............   1,000,000          915,000
       Navistar International Corp. - Series B
        9.375%, due 06/01/06..................   1,000,000          965,000
       Oshkosh Truck Corp.
        8.750%, due 03/01/08..................   1,960,000        2,026,150
       Tenneco Automotive, Inc.
        11.625%, due 10/15/09(b)..............     500,000          342,500
                                                              -------------
                                                                 10,335,176
                                                              -------------
       Banking - 0.7%
       Regions Financial Corp.
        7.000%, due 03/01/11..................   1,500,000        1,721,651
       Wachovia Corp.
        6.605%, due 10/01/25..................   1,000,000        1,088,352
                                                              -------------
                                                                  2,810,003
                                                              -------------
       Beverages, Food & Tobacco - 3.2%
       American Seafoods Group LLC
        10.125%, due 04/15/10.................   1,000,000        1,025,000
       ConAgra Foods, Inc.
        6.000%, due 09/15/06..................   1,000,000        1,095,164
       Corn Products International, Inc.
        8.450%, due 08/15/09..................   1,250,000        1,271,300
       Dean Foods Co.
        6.625%, due 05/15/09..................   2,000,000        1,975,552
       Del Monte Corp.
        9.250%, due 05/15/11..................   1,500,000        1,569,375
        8.625%, due 12/15/12 (144A)(a)........     250,000          256,250
       Dole Food Co., Inc.
        7.875%, due 07/15/13..................   2,500,000        2,416,965
       Land O' Lakes, Inc.
        8.750%, due 11/15/11..................   1,000,000          560,000
       Michael Foods, Inc.
        11.750%, due 04/01/11.................     500,000          562,500
       Nestle Holdings, Inc
        3.000%, due 05/09/05..................   2,000,000        2,223,700
                                                              -------------
                                                                 12,955,806
                                                              -------------
       Building Materials - 0.5%
       American Standard, Inc.
        8.250%, due 06/01/09..................   1,500,000        1,620,000
        7.625%, due 02/15/10..................     500,000          532,500
                                                              -------------
                                                                  2,152,500
                                                              -------------
       Cable - 2.1%
       Century Communications Corp.
        8.375%, due 11/15/17(c)...............     700,000          185,500
       Century Communications Corp. - Class A
        9.500%, due 03/01/05(c)...............   1,850,000          490,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------------
      Security                                    Par             Value
      Description                                Amount          (Note 2)
      -------------------------------------------------------------------------

      Cable - continued
      Charter Communications Holdings
        0.000%/11.750% due 5/15/11++(b)....... $   350,000     $      89,250
      Comcast Corp. - Class A
       10.625%, due 07/15/12++................     500,000           558,146
      CSC Holdings, Inc.
       7.625%, due 04/01/11...................     150,000           141,563
       10.500%, due 05/15/16(b)...............     300,000           298,875
       7.625%, due 07/15/18(b)................     900,000           802,125
      CSC Holdings, Inc., - Series B
       8.125%, due 08/15/09...................   1,500,000         1,449,375
      Frontiervision LP/Capital
       11.000%, due 10/15/06(b)(c)............   1,000,000           790,000
       11.875%, due 09/15/07++(c).............   1,000,000           565,000
      Mediacom LLC
       8.500%, due 04/15/08...................   2,500,000         2,262,500
      Renaissance Media Group
        0.000%/10.000%, due 04/15/08++........     750,000           596,250
                                                              --------------
                                                                   8,228,834
                                                              --------------
      Chemicals - 4.2%
      Airgas, Inc. 9.125%, due 10/01/11.......   1,000,000         1,085,000
      ARCO Chemical Co. 9.800%, due 02/01/20..   1,032,000           820,440
      Borden, Inc.
       9.200%, due 03/15/21...................     450,000           285,750
       7.875%, due 02/15/23...................     450,000           272,250
      Ferro Corp. 9.125%, due 01/01/09........   1,000,000         1,056,751
      FMC Corp. 10.250%, due 11/01/09
        (144A)(a).............................     400,000           434,000
      Huntsman ICI Chemicals LLC 10.125%, due
        07/01/09..............................   1,960,000         1,636,600
      IMC Global, Inc.
       6.500%, due 08/01/03(b)................     255,000           259,514
       6.550%, due 01/15/05...................     500,000           480,278
      IMC Global, Inc. - Series B 11.250%, due
        06/01/11..............................   1,000,000         1,080,000
      International Flavors & Fragrances, Inc.
        6.450%, due 05/15/06..................     750,000           810,742
      Johnsondiversey, Inc. 9.625%, due
        05/15/12 (144A)(a)....................   2,000,000         2,115,000
      Lyondell Chemical Co. - Series A 9.625%,
        due 05/01/07..........................   3,000,000         2,895,000
      Methanex Corp. 8.750%, due 08/15/12.....     500,000           532,500
      OM Group, Inc. 9.250%, due 12/15/11.....   1,000,000           545,000
      Scotts Co. 8.625%, due 01/15/09.........   1,000,000         1,060,000
      Solutia, Inc.
       7.375%, due 10/15/27...................     200,000           121,250
       6.720%, due 10/15/37...................   1,000,000           756,250

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Chemicals - continued
      Texas Petrochemical Corp. 11.125%, due
        07/01/06................................ $   875,000 $     573,125
                                                             -------------
                                                                16,819,450
                                                             -------------
      Commercial Services - 3.0%
      Allied Waste North America, Inc. 7.875%,
        due 01/01/09(b).........................   3,000,000     2,970,000
      Avis Group Holdings, Inc. 11.000%, due
        05/01/09................................   1,500,000     1,650,000
      Dun & Bradstreet Corp. 6.625%, due
        03/15/06................................     500,000       543,399
      First Data Corp., Convertible 2.000%, due
        03/01/08(b).............................   3,000,000     3,390,000
      Iron Mountain, Inc. 8.625%, due
        04/01/13................................   2,500,000     2,625,000
      Interim Services SFN, Convertible 4.500%,
        due 06/01/05............................     200,000       182,250
      Unicco Service Co. 9.875%, due
        10/15/07................................     622,000       513,150
                                                             -------------
                                                                11,873,799
                                                             -------------
      Communications - 3.1%
      Crown Castle International Corp. 10.750%,
        due 08/01/11(b).........................     750,000       660,000
      L-3 Communications Corp. 7.625%, due
        06/15/12................................   2,000,000     2,070,000
      L-3 Communications Holdings, Inc. 0.000%/
        4.000%, due 9/15/11++...................   3,500,000     3,941,875
      Lucent Technologies, Inc. 6.450%, due
        03/15/29(b).............................   1,250,000       556,250
      Nextel Communications, Inc.
       9.375%, due 11/15/09(b)..................     600,000       546,000
       5.250%, due 01/15/10(b)..................     700,000       505,750
       9.500%, due 02/01/11.....................   2,850,000     2,579,250
      Nextel Communications, Inc.
        0.000%/9.50%, due 02/15/08++(b).........   1,200,000     1,104,000
      Nortel Networks, Ltd. 6.125%, due
        02/15/06(b).............................     450,000       303,750
      SBA Communications Corp. 10.250%, due
        02/01/09++(c)...........................     500,000       272,500
                                                             -------------
                                                                12,539,375
                                                             -------------
      Computer Software & Processing - 1.7%
      Affiliated Computer Services, Inc.,
        Convertible 3.500%, due 02/15/06
        (144A)(a)...............................     750,000     1,034,062
      Juniper Networks, Inc. 4.750%, due
        03/15/07................................   1,000,000       780,000
      Mentor Graphics Corp., Convertible 6.875%,
        due 06/15/07............................     500,000       406,875
      Mercury Interactive Corp. 4.750%, due
        07/01/07................................   1,750,000     1,579,375

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

       ---------------------------------------------------------------------
       Security                                    Par            Value
       Description                                Amount         (Note 2)
       ---------------------------------------------------------------------

       Computer Software & Processing - continued
       Symantec Corp., Convertible 3.000%, due
         11/01/06.............................. $ 1,000,000    $   1,413,750
       Unisys Corp. 8.125%, due 06/01/06.......   1,000,000        1,047,500
       Wind River Systems, Inc., Convertible
         3.750%, due 12/15/06..................     950,000          730,313
                                                               -------------
                                                                   6,991,875
                                                               -------------
       Computers & Information - 0.2%
       Quantum Corp., Convertible 7.000%, due
         08/01/04..............................   1,075,000          956,750
                                                               -------------
       Containers - 2.1%
       Bway Corp. 10.000%, due 10/15/10
         (144A)(a).............................   1,500,000        1,563,750
       Four M Corp. - Series B 12.000%, due
         06/01/06..............................     350,000          364,000
       Graphic Packaging Corp. 8.625%, due
         02/15/12..............................   2,000,000        2,115,000
       Owens Brockway Glass Container, Inc.
         8.875%, due 02/15/09..................   3,000,000        3,105,000
       Plastipak Holdings, Inc 10.750%, due
         09/01/11 (144A)(a)....................     500,000          528,125
       Plastipak Holdings, Inc. 10.750%, due
         09/01/11..............................     250,000          264,063
       Portola Packaging, Inc.
        10.750%, due 10/01/05..................     500,000          507,500
                                                               -------------
                                                                   8,447,438
                                                               -------------
       Electric Utilities - 2.0%
       AES Corp. (The)
        9.375%, due 09/15/10(b)................     450,000          272,250
        8.875%, due 02/15/11(b)................     615,000          359,775
       Calpine Corp.
        7.875%, due 04/01/08...................   1,500,000          637,500
        8.500%, due 02/15/11(b)................     350,000          154,000
       Kansas City Power & Light Co.
        7.125%, due 12/15/05...................     500,000          555,625
       Mirant Americas Generation LLC
        7.625%, due 05/01/06(b)................   1,000,000          530,000
       PP&L, Inc.
        6.550%, due 03/01/06...................   1,250,000        1,383,151
       PSE&G Energy Holdings, Inc.
        8.500%, due 06/15/11...................   1,500,000        1,224,549
       TXU Corp., Series J
        6.375%, due 06/15/06(b)................   2,500,000        2,289,565
       Virginia Electric & Power Co. - Series A
        7.000%, due 01/01/24...................     700,000          708,243
                                                               -------------
                                                                   8,114,658
                                                               -------------
       Electronics - 3.9%
       Agilent Technologies, Inc., Convertible
        3.000%, due 12/01/21...................   1,000,000          963,750

         -------------------------------------------------------------------
         Security                               Par            Value
         Description                           Amount         (Note 2)
         -------------------------------------------------------------------

         Electronics - continued
         Analog Devices, Inc., Convertible
          4.750%, due 10/01/05.............. $ 1,050,000    $   1,048,687
         ASML Holding N.V., Convertible
          4.250%, due 11/30/04..............     600,000          516,390
         Cypress Semiconductor Corp.
          3.750%, due 07/01/05..............     795,000          637,988
         EDO Corp., Convertible
          5.250%, due 04/15/07..............   1,450,000        1,497,125
         LSI Logic Corp., Convertible
          4.000%, due 11/01/06..............   2,000,000        1,640,000
         RF Micro Devices, Inc., Convertible
          3.750%, due 08/15/05 (144A)(a)....   3,000,000        2,610,000
         Sanmina-SCI Corp.
          10.375%, due 01/15/10 (144A)(a)...   1,500,000        1,522,500
         Sanmina-SCI Corp., Convertible
          0.000%, due 09/12/20+.............   1,450,000          598,125
         Seagate Tech HDD Holding
          8.000%, due 05/15/09 (144A)(a)....   1,500,000        1,560,000
         Thermo Electron Corp., Convertible
          4.000%, due 01/15/05..............   1,500,000        1,488,750
         Vitesse Semiconductor Corp.
          4.000%, due 03/15/05..............   1,750,000        1,470,000
                                                            -------------
                                                               15,553,315
                                                            -------------
         Energy - 0.5%
         PPL Energy Supply LLC
          6.400%, due 11/01/11 (144A)(a)....   2,000,000        1,993,650
                                                            -------------

         Entertainment & Leisure - 4.2%
         Boyd Gaming Corp.
          8.750%, due 04/15/12(b)...........   2,500,000        2,612,500
         Chumash Casino & Resort
          9.000%, due 07/15/10 (144A)(a)....     300,000          319,500
         Harrah's Operation Co., Inc.
          7.500%, due 01/15/09..............   1,700,000        1,902,429
         Isle of Capri Casinos Inc.
          9.000%, due 03/15/12..............   2,500,000        2,612,500
         Mandalay Resort Group
          9.375%, due 02/15/10(b)...........   2,000,000        2,160,000
         Mohegan Tribal Gaming Authority
          8.750%, due 01/01/09..............   3,000,000        3,165,000
         Royal Caribbean Cruises, Ltd.
          7.500%, due 10/15/27..............     800,000          592,000
         Six Flags, Inc.
          9.500%, due 02/01/09(b)...........   2,000,000        1,940,000
         Turning Stone Casino Resort
          9.125%, due 12/15/10 (144A)(a)....   1,500,000        1,541,250
                                                            -------------
                                                               16,845,179
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Financial Services - 2.5%
    BISYS Group, Inc.
     4.000%, due 03/15/06........................ $ 3,900,000 $   3,680,625
    Cendant Corp., Convertible
     0.000%, due 02/13/21+.......................   1,500,000       954,375
    Ford Motor Credit Co.
     7.250%, due 10/25/11........................   3,000,000     2,919,681
    GATX Financial Corp.
     8.875%, due 06/01/09........................   2,000,000     1,881,466
    Merrill Lynch & Co., Inc.
     1.500%, due 12/15/05........................     500,000       480,700
                                                              -------------
                                                                  9,916,847
                                                              -------------
    Food Retailers - 2.0%
    B & G Foods, Inc.
     9.625%, due 08/01/07(b).....................   1,500,000     1,550,625
    Great Atlantic & Pacific Tea Co., Inc.
     7.750%, due 04/15/07(b).....................     750,000       543,750
     9.125%, due 12/15/11(b).....................   1,500,000     1,102,500
    Ingles Markets, Inc.
     8.875%, due 12/01/11........................   1,500,000     1,395,000
    Roundys Inc.
     8.875%, due 06/15/12........................   1,500,000     1,477,500
    Stater Brothers Holdings, Inc.
     10.750%, due 08/15/06.......................   2,000,000     2,040,000
                                                              -------------
                                                                  8,109,375
                                                              -------------
    Forest Products & Paper - 3.4%
    Buckeye Technologies, Inc.
     8.000%, due 10/15/10........................   2,000,000     1,625,000
    Fonda Group, Inc.
     9.500%, due 03/01/07........................     250,000       136,875
    Georgia-Pacific Corp.
     9.500%, due 12/01/11(b).....................     500,000       492,500
     8.250%, due 03/01/23........................   1,500,000     1,222,500
    International Paper Co.
     8.125%, due 07/08/05........................   1,000,000     1,119,939
    Longview Fibre Co.
     10.000%, due 01/15/09.......................   1,500,000     1,582,500
    Smurfit-Stone Container Corp.
     8.250%, due 10/01/12 (144A)(a)..............   1,500,000     1,537,500
    Stone Container Corp.
     9.250%, due 02/01/08........................   1,000,000     1,062,500
     8.375%, due 07/01/12........................     600,000       618,000
    Temple-Inland, Inc. 7.875%, due 05/01/12.....   1,250,000     1,386,243
    Weyerhaeuser Co. 6.125%, due 03/15/07........   2,500,000     2,678,947
                                                              -------------
                                                                 13,462,504
                                                              -------------
    Health Care Products - 1.4%
    Fisher Scientific International, Inc. 9.000%,
      due 02/01/08...............................   1,500,000     1,571,250

     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Health Care Products - continued
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.................................. $ 1,050,000 $   1,036,875
     Hanger Orthopedic Group, Inc. 10.375%,
       due 02/15/09..............................   1,000,000     1,040,000
     Perkinelmer Inc. 8.875% due 01/15/13
       (144A)(a).................................   2,000,000     1,980,000
     Thermedics, Inc., Convertible 0.000%, due
       06/01/03+.................................     100,000        96,534
                                                              -------------
                                                                  5,724,659
                                                              -------------
     Health Care Providers & Services - 4.5%
     Allergan, Inc., Convertible 0.000%, due
       11/06/22+ (144A)(a).......................   1,000,000       856,250
     Coventry Health Care, Inc. 8.125%, due
       02/15/12..................................   1,500,000     1,567,500
     Extendicare Health Services 9.500%, due
       07/01/10 (144A)(a)........................   2,000,000     1,950,000
     HCA, Inc.
      7.690%, due 06/15/25.......................     500,000       496,007
      7.050%, due 12/01/27.......................     300,000       276,488
     HealthSouth Corp.
      10.750%, due 10/01/08(b)...................     500,000       425,000
      8.375%, due 10/01/11(b)....................   1,500,000     1,275,000
      7.625%, due 06/01/12(b)....................     500,000       415,000
     PacifiCare Health Systems, Inc. 10.750%,
       due 06/01/09..............................   3,000,000     3,225,000
     Prime Medical Services, Inc. 8.750%, due
       04/01/08..................................   1,250,000     1,162,500
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12 (144A)(a)........................   2,000,000     2,012,500
     Triad Hospitals, Inc. 8.750%, due
       05/01/09..................................   1,000,000     1,076,250
     Universal Health Services, Inc., Convertible
       0.426%, due 06/23/20......................   5,000,000     3,200,000
                                                              -------------
                                                                 17,937,495
                                                              -------------
     Heavy Machinery - 0.5%
     Briggs & Stratton Corp.
      8.875%, due 03/15/11.......................     500,000       541,250
     Case Corp.
      7.250%, due 08/01/05.......................   1,500,000     1,275,858
     Cummins, Inc.
      9.500%, due 12/01/10 (144A)(a).............     300,000       321,000
                                                              -------------
                                                                  2,138,108
                                                              -------------
     Home Construction, Furnishings & Appliances - 1.9%
     Beazer Homes USA, Inc. 8.375%, due
       04/15/12..................................   1,000,000     1,035,000
     D.R. Horton, Inc. 10.000%, due
       04/15/06..................................   1,000,000     1,013,750
     Lennar Corp. 7.625%, due 03/01/09...........   1,500,000     1,552,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Home Construction, Furnishings & Appliances - continued
      MDC Holdings, Inc. 8.375%, due
        02/01/08................................ $ 1,250,000 $   1,300,000
      Schuler Homes, Inc. 9.375%, due
        07/15/09................................   1,500,000     1,537,500
      Sealy Mattress Co., - Series B 9.875%, due
        12/15/07(b).............................   1,250,000     1,206,250
                                                             -------------
                                                                 7,645,000
                                                             -------------
      Industrial - Diversified - 2.0%
      Danaher Corp., Convertible 0.000%, due
        01/22/21+...............................   5,000,000     3,381,250
      Dresser, Inc. 9.375%, due 04/15/11........   2,100,000     2,121,000
      MascoTech, Inc., Convertible 4.500%, due
        12/15/03................................   1,250,000     1,168,750
      Tembec Industries, Inc. 7.750%, due
        03/15/12................................   1,500,000     1,462,500
                                                             -------------
                                                                 8,133,500
                                                             -------------
      Insurance - 0.9%
      AdvancePCS 8.500%, due 04/01/08...........   2,500,000     2,612,500
      First American Corp., Convertible 4.500%,
        due 04/15/08............................   1,000,000     1,056,250
                                                             -------------
                                                                 3,668,750
                                                             -------------
      Lodging - 2.3%
      Aztar Corp. 8.875%, due 05/15/07..........   3,000,000     3,075,000
      Felcor Lodging LP 8.500%, due 06/01/11....   1,260,000     1,247,400
      Hilton Hotels Corp. 8.250%, due
        02/15/11................................   1,500,000     1,571,404
      John Q Hammons Hotels, Inc. - Series B
        8.875%, due 05/15/12....................     850,000       858,500
      Park Place Entertainment Corp.
       7.875%, due 12/15/05.....................   1,000,000     1,020,000
       9.375%, due 02/15/07.....................   1,500,000     1,605,000
                                                             -------------
                                                                 9,377,304
                                                             -------------
      Media - Broadcasting & Publishing - 3.9%
      Allbritton Communications Co.
       9.750%, due 11/30/07.....................   1,500,000     1,560,000
       7.750%, due 12/15/12 (144A)(a)...........   1,775,000     1,786,094
      AMFM, Inc. 8.000%, due 11/01/08...........     450,000       493,312
      AOL Time Warner, Inc. 6.125%, due
        04/15/06................................   2,000,000     2,066,770
      EchoStar DBS Corp.
       10.375%, due 10/01/07....................     600,000       652,500
       9.125%, due 01/15/09.....................   2,500,000     2,643,750
      Entercom Radio LLC/Entercom Capital, Inc.
        7.625%, due 03/01/14....................     750,000       791,250
      Insight Communications Co., Inc.
        0.000%/12.250%, due 02/15/11
        (144A)(a)++(b)..........................   1,500,000       834,375

    -----------------------------------------------------------------------
    Security                                         Par         Value
    Description                                     Amount      (Note 2)
    -----------------------------------------------------------------------

    Media - Broadcasting & Publishing - continued
    Liberty Media Corp., Convertible 3.250%,
      due 03/15/31............................... $ 3,000,000 $   2,827,500
    Sinclair Broadcast Group, Inc. 8.750%, due
      12/15/11...................................   2,000,000     2,162,500
                                                              -------------
                                                                 15,818,051
                                                              -------------
    Metals - 0.9%
    Armco, Inc. 9.000%, due 09/15/07.............     500,000       512,500
    Century Aluminum Co. 11.750%, due
      04/15/08...................................   1,000,000       975,000
    Glencore Nickel Property, Ltd. 9.000%, due
      12/01/14...................................     750,000       180,000
    Oregon Steel Mills, Inc. 10.000%, due
      07/15/09 (144A)(a).........................     750,000       765,000
    TriMas Corp. 9.875%, due 06/15/12
      (144A)(a)..................................   1,025,000     1,019,875
                                                              -------------
                                                                  3,452,375
                                                              -------------
    Miscellaneous - 0.5%
    American Greetings Corp. 11.750%, due
      07/15/08(b)................................     750,000       825,000
    Lam Research Corp., Convertible 4.000%,
      due 06/01/06...............................   1,250,000     1,093,750
                                                              -------------
                                                                  1,918,750
                                                              -------------
    Office Furnishings & Supplies - 0.4%
    Xerox Corp. 5.500%, due 11/15/03(b)..........   1,525,000     1,494,500
                                                              -------------
    Oil & Gas - 5.6%
    Anadarko Petroleum Corp.,
     0.000%, due 03/07/20+.......................   3,000,000     1,848,750
    Chesapeake Energy Corp.
     8.375%, due 11/01/08........................   1,000,000     1,040,000
     8.500%, due 03/15/12........................     500,000       520,000
    Cooper Cameron Corp., Convertible 1.750%,
      due 05/17/21...............................   1,000,000     1,005,000
    Forest Oil Corp. 8.000%, due 06/15/08........   1,500,000     1,590,000
    Hanover Compressor Co., Convertible
      4.750%, due 03/15/08.......................   1,000,000       806,250
    Kerr-McGee Corp., Convertible 5.250%, due
      02/15/10...................................   2,000,000     2,177,500
    Key Energy Services, Inc., - Series C 8.375%,
      due 03/01/08...............................   1,000,000     1,050,000
    Magnum Hunter Resources, Inc. 9.600%,
      due 03/15/12...............................   2,000,000     2,135,000
    Nuevo Energy Co., - Series B
     9.500%, due 06/01/08(b).....................     400,000       414,000
     9.375%, due 10/01/10........................     600,000       618,000
    Seagull Energy 7.500%, due 09/15/27..........     250,000       275,403

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------------
     Security                                        Par            Value
     Description                                    Amount         (Note 2)
     ----------------------------------------------------------------------------

     Oil & Gas - continued
     Parker Drilling Co. - Series B 10.125%, due
       11/15/09(b)............................... $ 2,500,000    $   2,587,500
     Parker Drilling Corp., Convertible 5.500%,
       due 08/01/04..............................   1,000,000          928,750
     Pennzoil-Quaker State Co. 10.000%, due
       11/01/08..................................     488,000          605,120
     Pioneer Natural Resources Co.
      6.500%, due 01/15/08.......................     500,000          514,335
      7.200%, due 01/15/28.......................   1,510,000        1,459,451
     Pogo Producing Co. 8.750%, due
       05/15/07..................................     500,000          524,375
     Stone Energy Corp. 8.250%, due
       12/15/11..................................     750,000          783,750
     Swift Energy Co. 9.375%, due 05/01/12.......   1,250,000        1,218,750
     Tesoro Petroleum Corp. 9.625%, due
       04/01/12(b)...............................     400,000          262,000
                                                                 -------------
                                                                    22,363,934
                                                                 -------------
     Pharmaceuticals - 1.4%
     Cell Therapeutics, Inc., Convertible 5.750%,
       due 06/15/08..............................     441,000          426,116
     Human Genome Sciences, Inc., Convertible
       3.750%, due 03/15/07......................     970,000          635,350
     IVAX Corp., Convertible 5.500%, due
       05/15/07..................................   3,500,000        3,128,125
     Teva Pharmaceutical Finance B.V.,
       Convertible 0.375%, due 11/15/22
       (144A)(a).................................   1,300,000        1,373,125
                                                                 -------------
                                                                     5,562,716
                                                                 -------------
     Real Estate - 1.3%
     EOP Operating LP, Convertible 7.250%, due
       11/15/08^.................................     500,000          523,125
     Host Marriott Corp. (REIT) - Series B
       7.875%, due 08/01/08......................     850,000          828,750
     Host Marriott LP (REIT)
       8.375%, due 02/15/06(b)...................     300,000          298,500
      9.250%, due 10/01/07.......................   2,000,000        2,030,000
     JDN Realty Corp. (REIT) 6.950%, due
       08/01/07..................................     300,000          267,179
     TriNet Corporate Realty Trust, Inc. (REIT)
       7.950%, due 05/15/06......................     350,000          363,129
     Ventas Realty LP (REIT) 8.750%, due
       05/01/09..................................   1,000,000        1,040,000
                                                                 -------------
                                                                     5,350,683
                                                                 -------------
     Retailers - 1.2%
     Central Garden & Pet Co. 6.000%, due
       11/15/03..................................     500,000          480,000
     Dillard's, Inc. 6.300%, due 02/15/08(b).....   1,700,000        1,589,500

      -------------------------------------------------------------------------
      Security                                     Par            Value
      Description                                 Amount         (Note 2)
      -------------------------------------------------------------------------

      Retailers - continued
      Dollar General Corp. 8.625%, due
        06/15/10(b)............................ $   350,000    $     360,745
      JC Penney, Inc.
       6.875%, due 10/15/15....................   1,250,000        1,068,750
       7.650%, due 08/15/16(b).................     600,000          531,000
       7.950%, due 04/01/17....................     250,000          226,250
      Office Depot, Inc. 10.000%, due
        07/15/08...............................     500,000          572,500
                                                               -------------
                                                                   4,828,745
                                                               -------------
      Telephone Systems - 2.3%
      Alamosa Delaware, Inc.
       12.500%, due 02/01/11...................     850,000          259,250
       13.625%, due 08/15/11...................   1,000,000          335,000
      Alamosa Holdings, Inc. 0.000%/12.875%,
        due 02/15/10++.........................     750,000          138,750
      Block Communications, Inc. 9.250%, due
        04/15/09...............................   2,000,000        2,075,000
      Dobson Communications Corp. 10.875%,
        due 07/01/10(b)........................     800,000          680,000
      Level 3 Communications, Inc. 11.000%, due
        03/15/08(b)............................   1,000,000          650,000
      Rural Cellular Corp. 9.750%, due
        01/15/10...............................     600,000          363,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10...............................   1,000,000        1,080,000
      TeleCorp PCS, Inc. 0.000%/11.625%, due
        04/15/09++(b)..........................     731,000          692,623
      Triton PCS, Inc. 0.000%/11.000%, due
        05/01/08++.............................   3,000,000        2,512,500
      US Unwired, Inc. 0.000%/13.375%, due
        11/01/2009++...........................   1,200,000           78,000
      VoiceStream Wireless Corp. 10.375%, due
        11/15/09...............................     325,000          342,875
                                                               -------------
                                                                   9,206,998
                                                               -------------
      Textiles, Clothing & Fabrics - 0.8%
      Interface, Inc. 9.500%, due 11/15/05.....   2,000,000        1,810,000
      Levi Strauss & Co.
       11.625%, due 01/15/08(b)................     500,000          491,250
       12.250%, due 12/15/12 (144A)(a).........   1,000,000          985,000
                                                               -------------
                                                                   3,286,250
                                                               -------------
      Tires & Rubber - 0.2%
      Goodyear Tire & Rubber Co. 7.857%, due
        08/15/11(b)............................   1,250,000          937,425
                                                               -------------
      Transportation - 0.1%
      American President Co., Ltd. 8.000%, due
        01/15/24...............................     700,000          409,500
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      -----------------------------------------------------------------------
      Security                                      Par            Value
      Description                                  Amount         (Note 2)
      -----------------------------------------------------------------------

      U.S. Government Agency Mortgage Backed Securities - 6.1%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b)................. $10,000,000    $  11,001,530
      Federal National Mortgage Assoc.
       7.000%, due 09/01/29.....................     903,696          951,620
       7.000%, due 03/01/32.....................   1,477,217        1,554,211
       6.000%, due 12/01/32.....................   5,000,000        5,177,367
       7.000%, due 12/01/32.....................   5,526,750        5,814,811
                                                                -------------
                                                                   24,499,539
                                                                -------------
      Water Companies - 0.1%
      National Waterworks, Inc. 10.500%, due
        12/01/12 (144A)(a)......................     400,000          419,500
                                                                -------------
      Total Domestic Bonds & Debt Securities
        (Cost $346,290,173).....................                  338,444,836
                                                                -------------

      Foreign Bonds & Debt Securities - 4.7%
      Financial Services - 0.4%
      MDP Acquisitions Plc 9.625%, due
        10/01/12 (144A)(a)......................   1,500,000        1,567,500
                                                                -------------
      United Kingdom - 0.2%
      Euramax International Plc, (Yankee)
        11.250%, due 10/01/06...................   1,000,000        1,037,500
                                                                -------------
      United Kingdom - 0.2%
      Anglo American Plc, Convertible 3.375%,
        due 04/17/07............................     700,000          700,567
                                                                -------------
      Argentina - 0.1%
      Telefonica de Argentina S.A., 9.125%, due
        05/07/08 (144A)(a)......................     500,000          342,500
                                                                -------------
      Brazil - 0.1%
      Globo Comunicacoes Participation, 10.625%,
        due 12/05/08 (144A)(a)(c)...............     750,000          208,125
                                                                -------------
      Canada - 2.0%
      Abitibi-Consolidated, Inc. (Yankee)
        8.550%, due 08/01/10....................   3,000,000        3,335,250
      Biovail Corp., (Yankee) 7.875%, due
        04/01/10................................   1,700,000        1,708,500
      Microcell Telecommunications, Inc.
        0.000%/11.125%, due
        10/15/07++(c)...........................   1,900,000           36,083
      Rogers Cantel, Inc., (Yankee) 8.300%, due
        10/01/07................................   1,000,000          890,000
      Rogers Wireless Communications, Inc.
        9.625%, due 05/01/11....................   1,000,000          950,000
      Tembec Industries, Inc., (Yankee) 8.625%,
        due 06/30/09............................   1,000,000        1,012,500
                                                                -------------
                                                                    7,932,333
                                                                -------------

       ------------------------------------------------------------------
       Security                                 Shares/Par     Value
       Description                                Amount      (Note 2)
       ------------------------------------------------------------------

       Luxembourg - 0.1%
       Millicom International Cellular S.A.,
         (Yankee) 13.500%, due 06/01/06++...... $ 1,000,000 $     495,000
                                                            -------------
       Mexico - 0.7%
       Gruma S.A. de C.V., (Yankee) 7.625%, due
         10/15/07..............................     500,000       491,250
       Petroleos Mexicanos
        8.625%, due 12/01/23...................     700,000       737,625
        9.500%, due 09/15/27(b)................     350,000       392,875
       TV Azteca S.A., (Yankee) 10.500%, due
         02/15/07..............................   1,500,000     1,359,375
                                                            -------------
                                                                2,981,125
                                                            -------------
       Netherlands - 0.2%
       STMicroelectronics N.V., Convertible
         0.000%, due 09/22/09+.................   1,000,000       870,000
                                                            -------------
       United Kingdom - 0.7%
       Amdocs Ltd., (Yankee) 2.000%, due
         06/01/08..............................   1,000,000       930,000
       Swiss Life Financial Ltd., Convertible
         2.000%, due 05/20/05..................   1,800,000     1,883,250
                                                            -------------
                                                                2,813,250
                                                            -------------
       Total Foreign Bonds & Debt Securities
       (Cost $21,010,505)......................                18,947,900
                                                            -------------

       Common and Preferred Stocks - 4.4%
       Aerospace & Defense - 0.3%
       Raytheon Co., 8.25%.....................      25,000     1,365,000
                                                            -------------
       Automotive - 0.2%
       Ford Motor Co., 6.5%....................      15,000       612,750
                                                            -------------
       Communications - 0.0%
       Call-Net Enterprises, Inc. - Class B....      16,571        10,274
       McDATA Corp. - Class A*(b)..............         440         3,124
                                                            -------------
                                                                   13,398
                                                            -------------
       Computer Services - 0.1%
       Electronic Data Systems Corp.,
         7.625%(b).............................      15,000       328,650
       EMC Corp.*..............................      12,000        73,680
                                                            -------------
                                                                  402,330
                                                            -------------
       Electric Utilities - 0.6%
       Dominion Resources, Inc.................      45,000     2,438,550
       Toledo Edison Co., 4.25%................         300        17,550
                                                            -------------
                                                                2,456,100
                                                            -------------
       Entertainment & Leisure - 0.1%
       Six Flags, Inc., 7.25%..................      30,000       487,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                  Value
      Description                                   Shares     (Note 2)
      --------------------------------------------------------------------

      Financial Services - 1.0%
      Union Pacific Capital Trust, 6.25%.........     60,000 $   3,090,000
      Washington Mutual, Inc., 5.375%............     20,000     1,037,500
                                                             -------------
                                                                 4,127,500
                                                             -------------
      Forest Products & Paper - 0.6%
      PT Indah Kiat Pulp & Paper Corp.*..........  1,867,500        30,255
      Temple-Inland, Inc., 7.5%*.................     50,000     2,269,500
                                                             -------------
                                                                 2,299,755
                                                             -------------
      Health Care Products - 0.3%
      Baxter International, Inc.*................     20,000     1,002,000
                                                             -------------
      Household Products - 0.0%
      Leiner Health Products, Inc.*(d)...........         82            82
                                                             -------------
      Insurance - 0.2%
      ACE, Ltd., 8.25%...........................     10,000       590,000
                                                             -------------
      Media - Broadcasting & Publishing - 0.3%
      Sinclair Broadcast Group, Inc. - Series D..     25,000       972,225
                                                             -------------
      Metals - 0.4%
      Horizon Natural Resources Co.*(d)..........     48,436           485
      Phelps Dodge Corp., 6.75%..................     20,000     1,708,000
                                                             -------------
                                                                 1,708,485
                                                             -------------
      Real Estate - 0.2%
      Simon Property Group, Inc. - 6.5% Series B,
        (REIT)...................................     10,000       930,000
                                                             -------------
      Telephone Systems - 0.1%
      Sprint Corp. (FON Group)...................     57,500       420,325
                                                             -------------
      Transportation - 0.0%
      Trico Marine Services, Inc.*...............     47,412       157,881
                                                             -------------
      Total Common and Preferred Stocks
      (Cost $22,414,563)                                        17,545,331
                                                             -------------

    -----------------------------------------------------------------------
    Security                                     Shares/Par      Value
    Description                                    Amount       (Note 2)
    -----------------------------------------------------------------------

    Warrants - 0.0%
    Cable - 0.0%
    NTL, Inc. (expiring 10/14/08)*
      (144A)(a)(d)..............................         522 $          26
                                                             -------------
    Forest Products & Paper - 0.0%
    Asia Pulp & Paper, Ltd. (expiring
      03/15/05)+* (144A)(a)(d)..................         250             0
                                                             -------------
    Transportation - 0.0%
    Seabulk International, Inc. (expiring
      06/30/07)* (144A)(a)(d)...................       1,423         4,269
    Seabulk International, Inc. (expiring
      12/14/03)*(d).............................         869            18
                                                             -------------
                                                                     4,287
                                                             -------------
    Total Warrants (Cost $7,895)                                     4,313
                                                             -------------

    Short-Term Investments - 16.7%
    State Street Bank and Trust Co.,
      Repurchase Agreement, dated
      12/31/02 at .25% to be repurchased
      at $19,817,275 on 01/02/03
      collateralized by $18,895,000 USTB
      5.25% due 02/15/29 with a value of
      $20,217,650............................... $19,817,000 $  19,817,000
    State Street Navigator Securities Lending
      Prime Portfolio(e)........................  47,320,591    47,320,591
                                                             -------------
    Total Short-Term Investments
    (Cost $67,137,591)                                          67,137,591
                                                             -------------

    TOTAL INVESTMENTS - 110.0%
    (Cost $456,860,727)                                        442,079,971

    Other Assets and Liabilities (net) - (10.0%)               (40,010,160)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 402,069,812
                                                             =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002



Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        21.37%
                 AA                                       0.43
                 A                                        3.55
                 BBB                                     15.18
                 BB                                      22.14
                 B                                       31.05
                 Below B                                  2.33
                 Equities/Other                           3.95
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         --------------------------------------------------------------

         Common Stocks - 95.7%
         Agricultural - 1.4%
         Monsanto Co.............................  93,400 $   1,797,950
                                                          -------------
         Apparel Retailers - 4.0%
         Foot Locker, Inc.*...................... 256,900     2,697,450
         Payless ShoeSource, Inc.*...............  44,500     2,290,415
                                                          -------------
                                                              4,987,865
                                                          -------------
         Automotive - 4.3%
         Dana Corp............................... 184,300     2,167,368
         Genuine Parts Co........................ 104,500     3,218,600
                                                          -------------
                                                              5,385,968
                                                          -------------
         Beverages, Food & Tobacco - 1.9%
         Archer-Daniels-Midland Co............... 193,740     2,402,376
                                                          -------------
         Chemicals - 8.2%
         Crompton Corp........................... 251,200     1,494,640
         Eastman Chemical Co.....................  69,000     2,537,130
         IMC Global, Inc......................... 237,700     2,536,259
         Potash Corporation of Saskatchewan, Inc.  39,800     2,530,882
         Solutia, Inc............................ 343,300     1,246,179
                                                          -------------
                                                             10,345,090
                                                          -------------
         Computer Software & Processing - 1.5%
         Sybase, Inc.*........................... 140,600     1,884,040
                                                          -------------
         Containers & Packaging - 4.8%
         Ball Corp...............................  57,200     2,928,068
         Pactiv Corp.*........................... 139,400     3,047,284
                                                          -------------
                                                              5,975,352
                                                          -------------
         Electric Utilities - 5.8%
         Ameren Corp.............................  64,800     2,693,736
         CMS Energy Corp.(a)..................... 238,500     2,251,440
         Northeast Utilities..................... 150,900     2,289,153
                                                          -------------
                                                              7,234,329
                                                          -------------
         Electrical Equipment - 1.2%
         Grainger (W.W.), Inc....................  28,400     1,464,020
                                                          -------------
         Entertainment & Leisure - 1.5%
         Park Place Entertainment Corp.*......... 222,100     1,865,640
                                                          -------------
         Food Retailers - 0.9%
         Albertson's, Inc........................  53,800     1,197,588
                                                          -------------
         Forest Products & Paper - 3.6%
         Georgia-Pacific Corp.................... 183,700     2,968,592
         MeadWestvaco Corp.......................  65,600     1,620,976
                                                          -------------
                                                              4,589,568
                                                          -------------
         Health Care Products - 3.0%
         Bausch & Lomb, Inc.(a)..................  47,600     1,713,600
         Boston Scientific Corp.*................  47,800     2,032,456
                                                          -------------
                                                              3,746,056
                                                          -------------

           ----------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ----------------------------------------------------------

           Health Care Providers & Services - 3.3%
           Aetna, Inc..........................  31,400 $   1,291,168
           Caremark Rx, Inc.*.................. 178,400     2,899,000
                                                        -------------
                                                            4,190,168
                                                        -------------
           Heavy Machinery - 1.7%
           CNH Global N.V.(a).................. 372,700     1,416,260
           Cummins, Inc.(a)....................  25,500       717,315
                                                        -------------
                                                            2,133,575
                                                        -------------
           Home Construction, Furnishings & Appliances - 1.6%
           Leggett & Platt, Inc.                 87,500     1,963,500
                                                        -------------
           Household Products - 4.3%
           Newell Rubbermaid, Inc..............  72,200     2,189,826
           Snap-On, Inc........................ 113,100     3,179,241
                                                        -------------
                                                            5,369,067
                                                        -------------
           Insurance - 13.3%
           Everest Reinsurance Group, Ltd......  48,000     2,654,400
           Health Net, Inc.*................... 111,000     2,930,400
           PartnerRe, Ltd......................  61,900     3,207,658
           SAFECO Corp.........................  92,000     3,189,640
           St. Paul Companies, Inc.............  30,200     1,028,310
           Transatlantic Holdings, Inc.........   9,200       613,640
           XL Capital, Ltd. - Class A..........  39,900     3,082,275
                                                        -------------
                                                           16,706,323
                                                        -------------
           Metals - 4.3%
           Hubbell, Inc. - Class B.............  92,800     3,260,992
           Timken Co........................... 114,300     2,183,130
                                                        -------------
                                                            5,444,122
                                                        -------------
           Oil & Gas - 10.9%
           EOG Resources, Inc..................  74,100     2,958,072
           Halliburton Co...................... 189,200     3,539,932
           Kerr-McGee Corp.....................  58,400     2,587,120
           Pride Intl., Inc.*(a)............... 181,200     2,699,880
           Southwest Gas Corp..................  80,800     1,894,760
                                                        -------------
                                                           13,679,764
                                                        -------------
           Pharmaceuticals - 2.1%
           Mylan Laboratories, Inc.............  75,500     2,634,950
                                                        -------------
           Real Estate - 3.1%
           Healthcare Realty Trust, Inc. (REIT)  72,355     2,116,384
           Host Marriott Corp. (REIT).......... 207,900     1,839,915
                                                        -------------
                                                            3,956,299
                                                        -------------
           Restaurants - 2.4%
           CBRL Group, Inc.....................  92,600     2,790,038
           Jack in the Box, Inc.*..............  15,900       274,911
                                                        -------------
                                                            3,064,949
                                                        -------------
           Retailers - 5.4%
           Big Lots, Inc.*..................... 196,100     2,594,403
           J.C. Penney Co., Inc................ 105,600     2,429,856

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Retailers - continued
      Office Depot, Inc.*........................    117,600 $  1,735,776
                                                             ------------
                                                                6,760,035
                                                             ------------
      Textiles, Clothing & Fabrics - 1.2%
      Tommy Hilfiger Corp.*......................    213,600    1,484,520
                                                             ------------
      Total Common Stocks (Cost $120,532,365)                 120,263,114
                                                             ------------

      Short-Term Investments - 11.2%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 0.25% to be repurchased
        at $6,151,085 on 01/02/03
        collateralized by $5,935,000 USTB
        5.25% due 11/15/28 with a value of
        $6,276,263............................... $6,151,000    6,151,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  7,904,120    7,904,120
                                                             ------------
      Total Short-Term Investments
      (Cost $14,055,120)                                       14,055,120
                                                             ------------

      TOTAL INVESTMENTS - 106.9%
      (Cost $134,587,485)                                     134,318,234

      Other Assets and Liabilities (net) - (6.9%)              (8,644,123)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $125,674,111
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)

          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Common Stocks - 95.2%
          Aerospace & Defense - 0.4%
          DRS Technologies, Inc.*(a)...............  3,000 $    93,990
                                                           -----------
          Airlines - 0.9%
          SkyWest, Inc............................. 16,400     214,348
                                                           -----------
          Apparel Retailers - 6.2%
          Aeropostale, Inc.*(a)....................  9,600     101,472
          Christopher & Banks Corp.*(a)............ 10,400     215,800
          Hot Topic, Inc.*(a)...................... 10,650     243,672
          Pacific Sunwear of California, Inc.*(a).. 24,975     441,808
          Quiksilver, Inc.*........................ 20,200     538,532
                                                           -----------
                                                             1,541,284
                                                           -----------
          Banking - 1.7%
          Silicon Valley Bancshares*...............  6,700     122,275
          Southwest Bancorp. of Texas, Inc.*(a)....  7,100     204,551
          Texas Regional Bancshares, Inc. - Class A  2,700      95,961
                                                           -----------
                                                               422,787
                                                           -----------
          Beverages, Food & Tobacco - 0.5%
          United Natural Foods, Inc.*(a)...........  5,100     129,285
                                                           -----------
          Commercial Services - 11.9%
          Career Education Corp.*(a)...............  4,200     168,000
          Corporate Executive Board Co.*........... 10,300     328,776
          Education Management Corp.*(a)...........  5,300     199,280
          EGL, Inc.*(a)............................ 10,400     148,200
          First Consulting Group, Inc.*............ 13,900      80,064
          FTI Consulting, Inc.*(a).................  3,900     156,585
          G & K Services, Inc. - Class A...........  6,100     215,946
          Iron Mountain, Inc.*(a)..................  8,600     283,886
          ITT Educational Services, Inc.*..........  8,900     209,595
          Keith Companies, Inc.*(a)................  4,300      56,201
          Labor Ready, Inc.*(a)....................  8,400      53,928
          NCO Group, Inc.*......................... 10,900     173,855
          NDCHealth Corp........................... 10,800     214,920
          Pegasus Solutions, Inc.*.................  8,850      88,765
          PRG-Shultz International, Inc.*(a).......  8,700      77,430
          Raindance Communications, Inc.*.......... 13,600      43,928
          Seattle Genetics, Inc.*..................  5,700      17,670
          Steiner Leisure, Ltd.*(a)................ 12,300     171,462
          Sylvan Learning Systems, Inc.*........... 11,000     180,400
          TeleTech Holdings, Inc.*................. 12,000      87,120
                                                           -----------
                                                             2,956,011
                                                           -----------
          Communications - 1.6%
          @Road, Inc.*(a)..........................  5,300      21,889
          Cable Design Technologies Corp.*.........  9,000      53,100
          Comtech Telecommunications Corp.*........  9,800     106,330
          Metro One Telecommunications, Inc.*(a)... 17,900     115,455
          Plantronics, Inc.*(a)....................  5,600      84,728
          SafeNet, Inc.*(a)........................  1,000      25,350
                                                           -----------
                                                               406,852
                                                           -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - 11.7%
          Activision, Inc.*(a)....................  3,900 $    56,901
          Acxiom Corp.*(a)........................ 16,600     255,308
          Cognizant Technology Solutions Corp.*(a)  1,500     108,345
          Datastream Systems, Inc.*............... 10,400      66,560
          Documentum, Inc.*(a).................... 12,000     187,920
          DoubleClick, Inc.*......................  4,300      24,338
          e.College.com, Inc.*.................... 24,700      85,215
          Echelon Corp.*(a).......................  9,400     105,374
          eMerge Interactive, Inc. - Class A*..... 57,600      14,976
          Intergraph Corp.*(a).................... 19,300     342,768
          Internet Security Systems, Inc.*(a).....  5,600     102,648
          Macromedia, Inc.*(a)....................  7,600      80,940
          Manhattan Associates, Inc.*(a)..........  3,200      75,712
          ManTech International Corp. - Class A*..  7,700     146,839
          Neoware Systems, Inc.*(a)...............  3,000      44,730
          Phoenix Technologies, Ltd.*............. 10,100      58,277
          Rudolph Technologies, Inc.*(a)..........  6,300     120,708
          S1 Corp.*............................... 35,600     158,776
          SeeBeyond Technology Corp.*(a).......... 28,600      69,498
          SI International, Inc.*(a)..............  4,800      51,888
          SkillSoft Plc (ADR)*(a)................. 52,888     145,442
          Take-Two Interactive Software, Inc.*(a).  3,700      86,913
          TIBCO Software, Inc.*(a)................ 17,400     107,532
          Verint Systems, Inc.*(a)................  4,100      82,738
          Verity, Inc.*(a)........................  4,900      65,616
          WatchGuard Technologies, Inc.*.......... 11,300      72,105
          WebEx Communications, Inc.*(a)..........  9,500     142,500
          Websense, Inc.*.........................  2,000      42,722
                                                          -----------
                                                            2,903,289
                                                          -----------
          Computers & Information - 4.5%
          Advanced Digital Information Corp.*..... 32,000     214,720
          Avenue A, Inc.*......................... 11,800      34,220
          Cray, Inc.*(a).......................... 30,000     230,100
          Kronos, Inc.*...........................  2,300      85,077
          Mercury Computer Systems, Inc.*(a)......  2,700      82,404
          MICROS Systems, Inc.*...................  6,300     141,246
          PEC Solutions, Inc.*(a).................  2,100      62,790
          RadiSys Corp.*.......................... 21,100     168,378
          SRA International, Inc. - Class A*......  3,900     105,651
                                                          -----------
                                                            1,124,586
                                                          -----------
          Distribution/Wholesale - 0.3%
          CellStar Corp.*(a)...................... 11,580      66,006
                                                          -----------
          Electrical Equipment - 1.4%
          Analogic Corp...........................  3,500     176,008
          FLIR Systems, Inc.*(a)..................  1,900      92,720
          Kulicke & Soffa Industries, Inc.*(a).... 14,600      83,512
                                                          -----------
                                                              352,240
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Electronics - 3.5%
         Cree, Inc.*(a)............................  1,400 $    22,890
         Dionex Corp.*.............................  2,700      80,217
         Drexler Technology Corp.*(a)..............  4,600      57,960
         Integrated Circuit Systems, Inc.*.........  3,400      62,050
         Molecular Devices Corp.*(a)............... 10,500     172,935
         Monolithic System Technology, Inc.*(a)....  7,500      90,600
         Oak Technology, Inc.*(a).................. 21,100      55,915
         Planar Systems, Inc.*.....................  6,200     127,906
         Silicon Storage Technology, Inc.*(a)...... 12,500      50,500
         Sypris Solutions, Inc.(a).................  4,700      47,987
         Varian Semiconductor Equipment Associates,
           Inc.*(a)................................  4,100      97,420
                                                           -----------
                                                               866,380
                                                           -----------
         Energy - 0.1%
         FuelCell Energy, Inc.*(a).................  3,100      20,311
                                                           -----------
         Entertainment & Leisure - 1.3%
         Action Performance Companies, Inc.(a).....  8,600     163,400
         Shuffle Master, Inc.*(a)..................  8,300     158,613
                                                           -----------
                                                               322,013
                                                           -----------
         Environmental Control - 0.1%
         Fuel-Tech N.V.*...........................  7,400      31,006
                                                           -----------
         Health Care Products - 6.8%
         Bio-Rad Laboratories, Inc. - Class A*(a)..  4,600     178,020
         Coherent, Inc.*...........................  9,700     193,515
         Cooper Companies, Inc.(a).................  7,900     197,658
         Diagnostic Products Corp.(a)..............  7,200     278,064
         Ionics, Inc.*(a)..........................  1,400      31,920
         Martek Biosciences Corp.*(a)..............  1,000      25,160
         Novoste Corp.*(a)......................... 18,400     132,848
         Nu Skin Enterprises, Inc. - Class A.......  3,000      35,910
         Orthofix International N.V.*(a)........... 10,100     283,305
         SangStat Medical Corp.*(a)................ 18,700     211,310
         SonoSite, Inc.*...........................  7,300      95,411
         Zoll Medical Corp.*.......................    600      21,402
                                                           -----------
                                                             1,684,523
                                                           -----------
         Health Care Providers & Services - 7.0%
         AMERIGROUP Corp.*(a)......................  4,000     121,240
         Centene Corp.*(a).........................  7,200     241,848
         Coventry Health Care, Inc.*(a)............  5,900     171,277
         Hanger Orthopedic Group, Inc.*............  5,300      69,695
         Healthcare Services Group, Inc.*.......... 15,550     202,772
         LifePoint Hospitals, Inc.*(a).............  5,700     170,607
         Pharmaceutical Product Development, Inc.*. 16,900     494,663
         Renal Care Group, Inc.*...................  7,300     230,972
         Res-Care, Inc.*...........................  8,000      29,032
                                                           -----------
                                                             1,732,106
                                                           -----------

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Heavy Machinery - 0.5%
         Flow International Corp.*(a).............. 10,900 $    27,795
         Semitool, Inc.*........................... 15,600      96,876
                                                           -----------
                                                               124,671
                                                           -----------
         Home Construction, Furnishings & Appliances - 3.8%
         Beazer Homes USA, Inc.*(a)................  1,585      96,051
         Dominion Homes, Inc.*.....................  3,400      48,450
         La-Z-Boy, Inc.(a).........................  4,400     105,512
         M.D.C. Holdings, Inc.(a)..................  8,684     332,250
         Standard Pacific Corp.(a)................. 14,100     348,975
                                                           -----------
                                                               931,238
                                                           -----------
         Insurance - 1.5%
         AdvancePCS*(a)............................  4,480      99,501
         Hooper Holmes, Inc.(a).................... 42,800     262,792
                                                           -----------
                                                               362,293
                                                           -----------
         Media - Broadcasting & Publishing - 1.1%
         Information Holdings, Inc.*...............  8,200     127,264
         Macrovision Corp.*........................  9,200     147,568
                                                           -----------
                                                               274,832
                                                           -----------
         Metals - 1.5%
         Matthews International Corp. - Class A.... 16,900     377,394
                                                           -----------
         Mining - 0.5%
         North American Palladium, Ltd.*(a)........ 15,700      54,636
         Stillwater Mining Co.*.................... 14,900      79,715
                                                           -----------
                                                               134,351
                                                           -----------
         Miscellaneous Manufacturing - 1.4%
         Armor Holdings, Inc.*(a).................. 24,700     340,119
                                                           -----------
         Oil & Gas - 3.2%
         Cal Dive International, Inc.*.............  7,400     173,900
         EXCO Resources, Inc.*(a).................. 12,500     218,500
         Patina Oil & Gas Corp.....................  4,700     148,755
         Remington Oil & Gas Corp.*................  8,600     141,126
         Spinnaker Exploration Co.*(a).............  5,000     110,250
                                                           -----------
                                                               792,531
                                                           -----------
         Pharmaceuticals - 11.9%
         Albany Molecular Research, Inc.*(a)....... 14,600     215,949
         Alpharma, Inc. - Class A(a)...............  8,100      96,471
         Barr Laboratories, Inc.*(a)...............  3,550     231,069
         Bradley Pharmaceuticals, Inc. -
           Class A*(a).............................  5,300      69,059
         Cell Therapeutics, Inc.*(a)............... 20,100     146,127
         Corixa Corp.*(a).......................... 26,400     168,696
         DOV Pharmaceutical, Inc.*.................  8,800      59,840
         Endo Pharmaceuticals Holdings, Inc.*...... 30,700     236,359
         ILEX Oncology, Inc.*......................  8,300      58,598
         K-V Pharmaceutical Co. - Class A*......... 11,300     262,160
         Ligand Pharmaceuticals, Inc. - Class B*(a) 14,300      76,791
         Medicines Co.*(a).........................  5,800      92,916

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Pharmaceuticals - continued
        Medicis Pharmaceutical Corp. -
          Class A*(a).............................     7,200 $   357,624
        NBTY, Inc.*(a)............................     6,000     105,480
        Noven Pharmaceuticals, Inc.*..............    17,000     156,910
        PAREXEL International Corp.*(a)...........     9,400     103,306
        QLT, Inc.*(a).............................     8,600      73,427
        SICOR, Inc.*(a)...........................    24,700     391,495
        SuperGen, Inc.*(a)........................    10,400      37,752
                                                             -----------
                                                               2,940,029
                                                             -----------
        Restaurants - 1.2%
        Champps Entertainment, Inc.*(a)...........     2,900      27,579
        Jack in the Box, Inc.*....................    10,000     172,900
        Red Robin Gourmet Burgers*(a).............     7,200      91,728
                                                             -----------
                                                                 292,207
                                                             -----------
        Retailers - 5.2%
        Alloy Online, Inc.*(a)....................    21,720     237,834
        Cost Plus, Inc.*..........................     6,050     173,453
        Electronics Boutique Holdings Corp.*(a)...     6,500     102,765
        GameStop Corp. - Class A*(a)..............     8,500      83,300
        Group 1 Automotive, Inc.*.................     7,600     181,488
        MSC Industrial Direct Co., Inc. - Class A*    17,500     310,625
        Pier 1 Imports, Inc.......................    10,900     206,337
                                                             -----------
                                                               1,295,802
                                                             -----------
        Textiles, Clothing & Fabrics - 3.5%
        Kenneth Cole Productions, Inc. -
          Class A*(a).............................     5,780     117,334
        Tarrant Apparel Group*(a).................     5,700      23,313
        Timberland Co. - Class A*(a)..............    15,900     566,199
        Tropical Sportswear International Corp.*..    16,300     146,211
                                                             -----------
                                                                 853,057
                                                             -----------
        Total Common Stocks (Cost $30,101,822)                23,585,541
                                                             -----------
        Convertible Notes - 0.8%
        Oil & Gas - 0.8%
        EXCO Resources, Inc. 5.00%, Convertible
          preferred to 05/23/03 (Cost $226,800)...    10,800     193,104
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 31.8%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 0.15% to be repurchased
        at $1,031,009 on 01/02/03
        collateralized by $665,000 USTB
        12.50% due 08/15/14 with a value of
        $1,054,850................................ $1,031,000 $ 1,031,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  6,865,767   6,865,767
                                                              -----------
      Total Short-Term Investments
      (Cost $7,896,767)                                         7,896,767
                                                              -----------

      TOTAL INVESTMENTS - 127.8%
      (Cost $38,225,389)                                       31,675,412

      Other Assets and Liabilities (net) - (27.8%)             (6,896,788)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $24,778,624
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                                  Value
      Description                                      Shares  (Note 2)
      -------------------------------------------------------------------

      Common Stocks - 95.4%
      Advertising - 1.0%
      Lamar Advertising Co - Class A*.................  5,000 $   168,250
                                                              -----------
      Aerospace & Defense - 1.3%
      Northrop Grumman Corp...........................  2,400     232,800
                                                              -----------
      Banking - 4.8%
      Capital One Financial Corp.(a)..................  2,900      86,188
      Cullen/Frost Bankers, Inc.......................  6,400     209,280
      New York Community Bancorp, Inc................. 15,700     453,416
      Southwest Bancorp. of Texas, Inc.*(a)...........  3,400      97,954
                                                              -----------
                                                                  846,838
                                                              -----------
      Beverages, Food & Tobacco - 2.6%
      American Italian Pasta Co. - Class A*(a)........  6,000     215,880
      Pepsi Bottling Group, Inc.......................  9,500     244,150
                                                              -----------
                                                                  460,030
                                                              -----------
      Commercial Services - 7.2%
      Cerner Corp.*(a)................................  5,200     162,552
      CNF, Inc........................................  8,200     272,568
      Concord EFS, Inc.*..............................  2,800      44,072
      Education Management Corp.*(a)..................  2,100      78,960
      Expedia, Inc. - Class A*(a).....................  3,100     207,484
      Iron Mountain, Inc.*(a).........................  9,050     298,740
      Robert Half International, Inc.*................  5,500      88,605
      Ticketmaster Group, Inc. - Class B*(a)..........  4,900     103,978
                                                              -----------
                                                                1,256,959
                                                              -----------
      Communications - 1.5%
      EchoStar Communications Corp. - Class A*........ 11,400     253,764
                                                              -----------
      Computer Software & Processing - 8.8%
      Activision, Inc.*(a)............................  4,200      61,278
      Affiliated Computer Services, Inc. - Class A*(a)  8,000     421,200
      Fiserv, Inc.*...................................  8,900     302,155
      Intuit, Inc.*...................................  1,700      79,764
      J.D. Edwards & Co.*(a).......................... 23,200     261,696
      Network Associates, Inc.*(a).................... 20,200     325,018
      Sungard Data Systems, Inc.*.....................  4,000      94,240
                                                              -----------
                                                                1,545,351
                                                              -----------
      Containers & Packaging - 1.9%
      Pactiv Corp.*................................... 14,800     323,528
                                                              -----------
      Electronics - 1.7%
      Integrated Circuit Systems, Inc.*(a)............ 13,800     251,850
      Skyworks Solutions, Inc.*(a)....................  6,100      52,582
                                                              -----------
                                                                  304,432
                                                              -----------
      Financial Services - 2.7%
      Affiliated Managers Group, Inc.*(a).............  5,100     256,530
      SLM Corp.(a)....................................  2,000     207,720
                                                              -----------
                                                                  464,250
                                                              -----------
      Health Care Products - 7.5%
      Allergan, Inc...................................  3,600     207,432
      Boston Scientific Corp.*(a).....................  9,100     386,932

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Health Care Products - continued
        Henry Schein, Inc.*.........................  6,900 $   310,500
        Quest Diagnostics, Inc.*(a).................  4,500     256,050
        St. Jude Medical, Inc.*.....................  3,800     150,936
                                                            -----------
                                                              1,311,850
                                                            -----------
        Health Care Providers & Services - 9.4%
        Anthem, Inc.*(a)............................  6,700     421,430
        Caremark Rx, Inc.*.......................... 26,600     432,250
        Pharmaceutical Product Development, Inc.*... 10,100     295,627
        Province Healthcare Co.*(a)................. 10,000      97,300
        Triad Hospitals, Inc.*...................... 11,900     354,977
        WellChoice, Inc.*(a)........................  2,000      47,900
                                                            -----------
                                                              1,649,484
                                                            -----------
        Home Construction, Furnishings & Appliances - 4.0%
        Harman International Industries, Inc.(a)....  6,800     404,600
        Pulte Corp.(a)..............................  6,000     287,220
                                                            -----------
                                                                691,820
                                                            -----------
        Industrial - Diversified - 1.1%
        SPX Corp.*(a)...............................  5,200     194,740
                                                            -----------
        Insurance - 6.5%
        HCC Insurance Holdings, Inc.(a)............. 11,900     292,740
        RenaissanceRe Holdings, Ltd................. 11,200     443,520
        Willis Group Holdings, Ltd.*(a)............. 14,200     407,114
                                                            -----------
                                                              1,143,374
                                                            -----------
        Media - Broadcasting & Publishing - 2.3%
        Univision Communications, Inc. - Class A*(a)  7,700     188,650
        USA Interactive*(a).........................  9,200     210,864
                                                            -----------
                                                                399,514
                                                            -----------
        Oil & Gas - 11.6%
        BJ Services Co.*............................ 11,400     368,334
        ENSCO International, Inc.(a)................ 11,000     323,950
        Kinder Morgan, Inc..........................  6,600     278,982
        Patterson-UTI Energy, Inc.*(a).............. 10,500     316,785
        Pioneer Natural Resources Co.*.............. 12,000     303,000
        Westport Resources Corp.*(a)................  5,900     122,720
        XTO Energy, Inc.(a)......................... 12,350     305,045
                                                            -----------
                                                              2,018,816
                                                            -----------
        Pharmaceuticals - 10.1%
        AmerisourceBergen Corp......................  5,780     313,912
        Barr Laboratories, Inc.*(a).................  1,400      91,126
        Biovail Corp.*(a)...........................  8,600     227,126
        Cephalon, Inc.*(a)..........................    500      24,334
        Gilead Sciences, Inc.*(a)...................  1,900      64,600
        IDEC Pharmaceuticals Corp.*(a)..............  2,100      69,657
        King Pharmaceuticals, Inc.*.................  8,400     144,396
        MedImmune, Inc.*............................  5,035     136,801
        SICOR, Inc.*(a)............................. 17,500     277,375
        Teva Pharmaceutical Industries, Ltd. (ADR).. 10,600     409,266
                                                            -----------
                                                              1,758,593
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                   Shares  (Note 2)
        ----------------------------------------------------------------

        Retailers - 8.2%
        Advance Auto Parts, Inc.*(a).................  3,500 $   171,150
        Dollar Tree Stores, Inc.*....................  9,200     226,044
        GameStop Corp. - Class A*(a)................. 23,100     226,380
        Hollywood Entertainment Corp.*............... 15,700     237,070
        Michaels Stores, Inc.*....................... 11,400     356,820
        MSC Industrial Direct Co., Inc. - Class A*(a) 12,200     216,550
                                                             -----------
                                                               1,434,014
                                                             -----------
        Transportation - 1.2%
        Swift Transportation Co., Inc.*(a)........... 10,600     212,191
                                                             -----------
        Total Common Stocks (Cost $17,197,939)                16,670,598
                                                             -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------
      Short-Term Investments - 32.0%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 0.05% to be repurchased
        at $982,003 on 01/02/03
        collateralized by $750,000 USTB
        7.25% due 08/15/22 with a value of
        $1,005,000................................ $  982,000 $   982,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  4,605,561   4,605,561
                                                              -----------
      Total Short-Term Investments
      (Cost $5,587,561)                                         5,587,561
                                                              -----------

      TOTAL INVESTMENTS - 127.4%
      (Cost $22,785,500)                                       22,258,159

      Other Assets and Liabilities (net) - (27.4%)             (4,786,383)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $17,471,776
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)

         ----------------------------------------------------------------
         Security                                          Value
         Description                          Shares      (Note 2)
         ----------------------------------------------------------------

         Common Stocks - 96.1%
         Aerospace & Defense - 0.9%
         United Technologies Corp...........   174,500 $    10,808,530
                                                       ---------------
         Agricultural - 0.5%
         Monsanto Co........................   333,938       6,428,306
                                                       ---------------
         Airlines - 2.2%
         AMR Corp.*......................... 1,291,400       8,523,240
         Delta Air Lines, Inc...............   436,700       5,284,070
         Southwest Airlines Co..............   910,800      12,660,120
                                                       ---------------
                                                            26,467,430
                                                       ---------------
         Apparel Retailers - 2.3%
         Gap, Inc.(a).......................   733,470      11,383,454
         Limited Brands..................... 1,196,365      16,665,365
                                                       ---------------
                                                            28,048,819
                                                       ---------------
         Banking - 9.4%
         Bank of New York Co., Inc..........   456,175      10,929,953
         Bank One Corp......................   376,900      13,775,695
         FleetBoston Financial Corp.........   541,025      13,146,907
         J.P. Morgan Chase & Co.............   716,400      17,193,600
         MBNA Corp..........................   459,300       8,735,886
         U.S. Bancorp.......................   193,900       4,114,558
         Wachovia Corp......................   658,200      23,984,808
         Wells Fargo Co.....................   511,110      23,955,726
                                                       ---------------
                                                           115,837,133
                                                       ---------------
         Beverages, Food & Tobacco - 3.0%
         Archer-Daniels-Midland Co..........   598,535       7,421,834
         Diageo Plc (ADR)...................    91,600       4,012,080
         Kellogg Co.........................   293,500      10,058,245
         PepsiCo, Inc.......................   363,700      15,355,414
                                                       ---------------
                                                            36,847,573
                                                       ---------------
         Chemicals - 4.0%
         E.I. du Pont de Nemours & Co.......   372,400      15,789,760
         Potash Corporation of Saskatchewan,
           Inc..............................    71,625       4,554,634
         Praxair, Inc.......................   325,775      18,820,022
         Rohm & Haas Co.....................   288,115       9,357,975
                                                       ---------------
                                                            48,522,391
                                                       ---------------
         Computer Software & Processing - 1.9%
         Adobe Systems, Inc.................   172,000       4,265,772
         BMC Software, Inc.*................   295,400       5,054,294
         Compuware Corp.*...................   375,935       1,804,488
         Peoplesoft, Inc.*..................   640,200      11,715,660
                                                       ---------------
                                                            22,840,214
                                                       ---------------
         Computers & Information - 3.0%
         Apple Computer, Inc.*.............. 1,765,605      25,301,120
         EMC Corp.*......................... 1,911,535      11,736,825
                                                       ---------------
                                                            37,037,945
                                                       ---------------

        ---------------------------------------------------------------
        Security                                            Value
        Description                            Shares      (Note 2)
        ---------------------------------------------------------------

        Cosmetics & Personal Care - 2.1%
        Estee Lauder Cos., Inc. - Class A(a).   281,600 $     7,434,240
        Gillette Co..........................   594,100      18,036,876
                                                        ---------------
                                                             25,471,116
                                                        ---------------
        Electric Utilities - 3.4%
        Dominion Resources, Inc..............   218,200      11,979,180
        Duke Energy Corp.....................   253,800       4,959,252
        Progress Energy, Inc.................   448,700      19,451,145
        Public Service Enterprise Group, Inc.   165,800       5,322,180
                                                        ---------------
                                                             41,711,757
                                                        ---------------
        Electrical Equipment - 0.4%
        Emerson Electric Co..................   106,100       5,395,185
                                                        ---------------
        Electronics - 3.3%
        Agilent Technologies, Inc.*..........   406,895       7,307,834
        General Motors Corp. - Class H*......         3              32
        Motorola, Inc........................ 1,955,055      16,911,226
        Teradyne, Inc.*......................   748,300       9,735,383
        Texas Instruments, Inc...............   408,900       6,137,589
                                                        ---------------
                                                             40,092,064
                                                        ---------------
        Entertainment & Leisure - 2.9%
        Carnival Corp........................   345,900       8,630,205
        Walt Disney Co....................... 1,667,500      27,196,925
                                                        ---------------
                                                             35,827,130
                                                        ---------------
        Environmental Controls - 1.0%
        Waste Management, Inc................   534,800      12,257,616
                                                        ---------------
        Financial Services - 6.9%
        Citigroup, Inc.......................   952,275      33,510,557
        Goldman Sachs Group, Inc.............    89,300       6,081,330
        Mellon Financial Corp................ 1,015,250      26,508,178
        Merrill Lynch & Co., Inc.............   475,255      18,035,927
                                                        ---------------
                                                             84,135,992
                                                        ---------------
        Food Retailers - 0.2%
        Safeway, Inc.*.......................   130,100       3,039,136
                                                        ---------------
        Forest Products & Paper - 2.8%
        Bowater, Inc.........................   274,000      11,494,300
        International Paper Co...............   663,000      23,185,110
                                                        ---------------
                                                             34,679,410
                                                        ---------------
        Health Care Products - 0.1%
        Baxter International, Inc............    53,800       1,506,400
                                                        ---------------
        Heavy Machinery - 6.1%
        Baker Hughes, Inc....................   602,605      19,397,855
        Caterpillar, Inc.....................   200,900       9,185,148
        Deere & Co...........................   739,000      33,883,150
        Eaton Corp...........................    17,400       1,359,114
        Parker-Hannifin Corp.(a).............   229,400      10,582,222
                                                        ---------------
                                                             74,407,489
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ---------------------------------------------------------------
          Security                                          Value
          Description                          Shares      (Note 2)
          ---------------------------------------------------------------

          Household Products - 0.5%
          Newell Rubbermaid, Inc.............   204,000 $    6,187,320
                                                        --------------
          Industrial - Diversified - 2.3%
          3M Co..............................    92,000     11,343,600
          Illinois Tool Works, Inc...........   268,900     17,440,854
                                                        --------------
                                                            28,784,454
                                                        --------------
          Industrial Machinery - 0.7%
          Dover Corp.........................   296,200      8,637,192
                                                        --------------
          Insurance - 3.1%
          ACE, Ltd...........................   159,400      4,676,796
          American International Group, Inc..   486,000     28,115,100
          Travelers Property Casualty Corp. -
            Class A*.........................   324,313      4,751,185
                                                        --------------
                                                            37,543,081
                                                        --------------
          Media - Broadcasting & Publishing - 6.3%
          Clear Channel Communications, Inc.*   405,800     15,132,282
          Comcast Corp. - Class A Special*...   596,900     13,483,971
          Gannett Co., Inc...................   176,500     12,672,700
          Tribune Co.........................   443,800     20,175,148
          Viacom, Inc. - Class B*............   394,400     16,075,744
                                                        --------------
                                                            77,539,845
                                                        --------------
          Metals - 2.1%
          Alcoa, Inc......................... 1,043,725     23,776,055
          United States Steel Corp...........   114,800      1,506,176
                                                        --------------
                                                            25,282,231
                                                        --------------
          Mining - 0.9%
          Newmont Mining Corp.(a)............   376,300     10,923,989
                                                        --------------
          Office Equipment - 2.0%
          Xerox Corp.(a)(b).................. 3,029,995     24,391,460
                                                        --------------
          Oil & Gas - 6.1%
          Exxon Mobil Corp................... 1,467,600     51,277,944
          Schlumberger, Ltd..................   444,400     18,704,796
          Total Fina Elf S.A. (ADR)..........    69,500      4,969,250
                                                        --------------
                                                            74,951,990
                                                        --------------
          Pharmaceuticals - 4.9%
          Abbott Laboratories................    71,500      2,860,000
          Bristol-Myers Squibb Co............   311,600      7,213,540
          McKesson Corp......................   145,300      3,927,459
          Merck & Co., Inc...................   122,375      6,927,649
          Pharmacia Corp.....................    77,200      3,226,960
          Schering-Plough Corp............... 1,038,550     23,055,810
          Wyeth..............................   352,810     13,195,094
                                                        --------------
                                                            60,406,512
                                                        --------------
          Retailers - 3.7%
          Big Lots, Inc.*....................    83,400      1,103,382
          RadioShack Corp.(a)................   109,370      2,049,594
          Staples, Inc.*.....................   786,740     14,397,342

    -----------------------------------------------------------------------
    Security                                    Shares/Par      Value
    Description                                   Amount       (Note 2)
    -----------------------------------------------------------------------

    Retailers - continued
    Target Corp................................     936,395 $   28,091,850
                                                            --------------
                                                                45,642,168
                                                            --------------
    Telephone Systems - 3.3%
    BellSouth Corp.............................     312,100      8,074,027
    SBC Communications, Inc....................     316,100      8,569,471
    Verizon Communications, Inc................     623,900     24,176,125
                                                            --------------
                                                                40,819,623
                                                            --------------
    Textiles, Clothing & Fabrics - 1.6%
    NIKE, Inc. - Class B.......................     445,400     19,806,938
                                                            --------------
    Transportation - 2.2%
    CSX Corp...................................     510,335     14,447,584
    Union Pacific Corp.........................     216,005     12,932,219
                                                            --------------
                                                                27,379,803
                                                            --------------
    Total Common Stocks
    (Cost $1,327,540,045)                                    1,179,658,242
                                                            --------------

    Short-Term Investments - 8.2%
    State Street Bank and Trust Co.,
      Repurchase Agreement, dated
      12/31/02 at 0.25% to be repurchased
      at $63,401,881 on 01/02/03
      collateralized by $52,845,000 USTN
      6.50% due 02/15/10 with a value of
      $64,669,069.............................. $63,401,000     63,401,000
    State Street Navigator Securities Lending
      Prime Portfolio(c).......................  36,862,248     36,862,248
                                                            --------------
    Total Short-Term Investments
    (Cost $100,263,248)                                        100,263,248
                                                            --------------

    TOTAL INVESTMENTS - 104.3%
    (Cost $1,427,803,293)                                    1,279,921,490

    Other Assets and Liabilities (net) - (4.3%)                (52,376,944)
                                                            --------------

    TOTAL NET ASSETS - 100.0%                               $1,227,544,546
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Fee for Hold Security. See Note 2(I) to the financial statements

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Common Stocks - 92.6%
          Aerospace & Defense - 2.0%
          General Dynamics Corp................... 12,680 $  1,006,412
                                                          ------------
          Airlines - 2.7%
          Ryanair Holdings Plc (ADR)*(a).......... 10,815      423,515
          Southwest Airlines Co................... 67,250      934,775
                                                          ------------
                                                             1,358,290
                                                          ------------
          Automobiles - 2.8%
          Harley-Davidson, Inc.................... 30,415    1,405,173
                                                          ------------
          Banking - 3.1%
          Bank of New York Co., Inc............... 16,715      400,491
          Fifth Third Bancorp.....................  7,355      430,635
          Northern Trust Corp.....................  9,290      325,615
          TCF Financial Corp......................  8,725      381,195
                                                          ------------
                                                             1,537,936
                                                          ------------
          Beverages, Food & Tobacco - 1.1%
          SYSCO Corp.............................. 17,570      523,410
                                                          ------------
          Commercial Services - 3.6%
          Iron Mountain, Inc.*(a).................  6,050      199,710
          Manpower, Inc.(a)....................... 20,980      669,262
          Stericycle, Inc.*(a).................... 10,970      355,198
          Weight Watchers Intl., Inc.*(a)......... 12,270      564,052
                                                          ------------
                                                             1,788,222
                                                          ------------
          Communications - 1.3%
          Nokia Oyj (ADR)......................... 40,890      633,795
                                                          ------------
          Computer Software & Processing - 2.7%
          Check Point Software Technologies, Ltd.*  8,235      106,808
          Fiserv, Inc.*........................... 24,135      819,383
          Microsoft Corp.*........................  8,240      426,008
                                                          ------------
                                                             1,352,199
                                                          ------------
          Computers & Information - 1.1%
          Yahoo!, Inc.*........................... 34,680      567,018
                                                          ------------
          Containers & Packaging - 2.5%
          Pactiv Corp.*........................... 56,370    1,232,248
                                                          ------------
          Cosmetics & Personal Care - 5.4%
          Avon Products, Inc...................... 26,865    1,447,218
          Colgate-Palmolive Co.................... 16,945      888,426
          Estee Lauder Cos., Inc - Class A(a)..... 12,130      320,232
                                                          ------------
                                                             2,655,876
                                                          ------------
          Electrical Equipment - 1.4%
          General Electric Co..................... 28,710      699,088
                                                          ------------
          Electronics - 5.6%
          Celestica, Inc.*........................  6,975       98,347
          Maxim Integrated Products, Inc.......... 44,340    1,464,994
          NVIDIA Corp.*(a)........................ 46,175      531,474
          Texas Instruments, Inc.................. 46,875      703,594
                                                          ------------
                                                             2,798,409
                                                          ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Financial Services - 5.5%
        BISYS Group, Inc.*.......................... 12,515 $    198,989
        Citigroup, Inc.............................. 26,865      945,379
        Goldman Sachs Group, Inc.................... 14,765    1,005,497
        SLM Corp....................................  5,705      592,521
                                                            ------------
                                                               2,742,386
                                                            ------------
        Food Retailers - 2.3%
        Whole Foods Market, Inc.*(a)................ 21,480    1,132,640
                                                            ------------
        Health Care Products - 7.1%
        Alcon, Inc.*................................ 22,390      883,285
        Guidant Corp.*..............................  8,960      276,416
        Medtronic, Inc.............................. 34,330    1,565,448
        STERIS Corp.*...............................  8,040      194,970
        Zimmer Holdings, Inc.*...................... 14,430      599,134
                                                            ------------
                                                               3,519,253
                                                            ------------
        Health Care Providers & Services - 1.4%
        UnitedHealth Group, Inc.....................  8,180      683,030
                                                            ------------
        Heavy Machinery - 1.6%
        Applied Materials, Inc.*.................... 59,540      775,806
                                                            ------------
        Household Products - 0.2%
        Procter & Gamble Co.........................  1,420      122,035
                                                            ------------
        Industrial - Diversified - 1.3%
        3M Co.......................................  5,085      626,981
                                                            ------------
        Insurance - 4.6%
        AFLAC, Inc.................................. 24,220      729,506
        Berkshire Hathaway, Inc. - Class A*.........      9      654,750
        MGIC Investment Corp........................ 21,315      880,310
                                                            ------------
                                                               2,264,566
                                                            ------------
        Lodging - 4.5%
        Fairmont Hotels Resorts, Inc................ 14,245      335,470
        Four Seasons Hotels, Inc.(a)................ 21,400      604,550
        MGM Mirage, Inc.*(a)........................ 24,655      812,875
        Starwood Hotels & Resorts Worldwide, Inc.(a) 19,820      470,527
                                                            ------------
                                                               2,223,422
                                                            ------------
        Media - Broadcasting & Publishing - 7.1%
        AOL Time Warner, Inc.*...................... 49,595      649,695
        Clear Channel Communications, Inc.*......... 18,240      680,170
        Comcast Corp. - Class A Special*............ 30,650      692,383
        New York Times Co. - Class A................ 19,345      884,647
        USA Interactive*(a)......................... 16,115      369,356
        Viacom, Inc. - Class B*.....................  6,115      249,247
                                                            ------------
                                                               3,525,498
                                                            ------------
        Oil & Gas - 4.6%
        Anadarko Petroleum Corp..................... 13,950      668,205
        Encana Corp................................. 31,550      974,241
        Total Fina Elf S.A. (ADR)...................  9,100      650,650
                                                            ------------
                                                               2,293,096
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Pharmaceuticals - 8.3%
       Amgen, Inc.*................................. 20,355 $    983,961
       Cardinal Health, Inc......................... 12,740      754,081
       Genentech, Inc.*............................. 16,590      550,124
       Pfizer, Inc.................................. 39,000    1,192,230
       Teva Pharmaceutical Industries, Ltd. (ADR)(a) 15,705      606,370
                                                            ------------
                                                               4,086,766
                                                            ------------
       Retailers - 2.3%
       Blockbuster, Inc. - Class A.................. 22,040      269,990
       Costco Wholesale Corp.*...................... 15,340      430,441
       Kohl's Corp.*................................    275       15,386
       Walgreen Co.................................. 13,700      399,903
                                                            ------------
                                                               1,115,720
                                                            ------------
       Semiconductors - 0.3%
       Marvell Technology Group, Ltd.*..............  6,580      124,099
                                                            ------------
       Telephone Systems - 1.1%
       Vodafone Group Plc (ADR)..................... 30,685      556,012
                                                            ------------
       Transportation - 3.0%
       C.H. Robinson Worldwide, Inc................. 22,180      692,016
       United Parcel Service, Inc. - Class B(a)..... 12,795      807,109
                                                            ------------
                                                               1,499,125
                                                            ------------
       U.S. Government Agency - 2.1%
       Federal National Mortgage Association........ 16,145    1,038,608
                                                            ------------
       Total Common Stocks (Cost $48,014,790)                 45,887,119
                                                            ------------

      ----------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      ----------------------------------------------------------------------

      Short-Term Investments - 21.7%
      Federal Home Loan Mortgage Discount Note,
        0.750%, due 01/02/03..................... $5,200,000 $  5,199,892
      General Electric Capital Corp., 1.250%, due
        01/02/03^................................  1,600,000    1,599,944
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  3,947,286    3,947,286
                                                             ------------
      Total Short-Term Investments
      (Cost $10,747,122)                                       10,747,122
                                                             ------------

      TOTAL INVESTMENTS - 114.3%
      (Cost $58,761,912)                                       56,634,241

      Other Assets and Liabilities - (net)(14.3%)              (7,081,218)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 49,553,023
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 85.8%
         Aerospace & Defense - 0.6%
         Alliant Techsystems, Inc.*..............   7,500 $    467,625
                                                          ------------
         Apparel Retailers - 2.7%
         Abercrombie & Fitch Co. - Class A*......   9,890      202,349
         Nordstrom, Inc..........................  23,400      443,898
         Talbots, Inc............................  38,550    1,061,282
         TJX Companies, Inc......................  24,800      484,096
                                                          ------------
                                                             2,191,625
                                                          ------------
         Automobiles - 0.1%
         Harley-Davidson, Inc....................   1,980       91,476
                                                          ------------
         Banking - 2.5%
         First Tennessee National Corp...........  11,830      425,170
         New York Community Bancorp, Inc.........  33,280      961,126
         TCF Financial Corp......................  14,000      611,660
                                                          ------------
                                                             1,997,956
                                                          ------------
         Beverages, Food & Tobacco - 1.0%
         Hershey Foods Corp......................  11,500      775,560
                                                          ------------
         Biotechnology - 1.6%
         Cytyc Corp.*............................ 128,390    1,309,578
                                                          ------------
         Commercial Services - 3.8%
         Apollo Group, Inc. - Class A*...........  10,500      462,000
         ChoicePoint, Inc.*......................  19,800      781,902
         Expedia, Inc. - Class A*................   8,100      542,135
         Manpower, Inc...........................  15,800      504,020
         Weight Watchers Intl., Inc.*(a).........  16,500      758,505
                                                          ------------
                                                             3,048,562
                                                          ------------
         Communications - 4.3%
         Advanced Fibre Communications, Inc.*....  34,260      571,457
         American Tower Corp. - Class A*(a)...... 124,460      439,344
         Comverse Technology, Inc.*..............  37,710      377,854
         Crown Castle International Corp.*....... 153,980      577,425
         EchoStar Communications Corp. - Class A*  69,070    1,537,498
                                                          ------------
                                                             3,503,578
                                                          ------------
         Computer Software & Processing - 9.2%
         BEA Systems, Inc.*......................  75,230      862,888
         Cadence Design Systems, Inc.*...........  15,700      185,103
         DST Systems, Inc.*......................   6,900      245,295
         Intuit, Inc.*...........................  19,490      914,471
         Mercury Interactive Corp.*(a)...........  27,840      825,456
         Network Associates, Inc.*...............  30,700      493,963
         Peoplesoft, Inc.*.......................  67,330    1,232,139
         Sungard Data Systems, Inc.*.............  54,200    1,276,952
         Symantec Corp.*.........................   5,510      223,210
         VERITAS Software Corp.*.................  73,290    1,144,790
                                                          ------------
                                                             7,404,267
                                                          ------------
         Computers & Information - 0.6%
         Yahoo!, Inc.*...........................  28,600      467,610
                                                          ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ----------------------------------------------------------------

        Electronics - 6.6%
        Analog Devices, Inc.*....................... 48,630 $  1,160,798
        KLA-Tencor Corp.*(a)........................ 15,300      541,161
        Linear Technology Corp......................  7,870      202,416
        Maxim Integrated Products, Inc.............. 22,110      730,515
        Microchip Technology, Inc................... 45,370    1,109,297
        Novellus Systems, Inc.*..................... 34,250      961,740
        QLogic Corp.*(a)............................ 13,140      453,461
        RF Micro Devices, Inc.*..................... 25,400      186,182
                                                            ------------
                                                               5,345,570
                                                            ------------

        Entertainment & Leisure - 0.5%
        Mattel, Inc................................. 19,500      373,425
                                                            ------------
        Financial Services - 2.4%
        BISYS Group, Inc.*.......................... 53,690      853,671
        Investors Financial Services Corp........... 25,040      685,845
        Lehman Brothers Holdings, Inc...............  6,900      367,701
                                                            ------------
                                                               1,907,217
                                                            ------------
        Food Retailers - 0.3%
        Starbucks Corp.*............................ 13,200      269,016
                                                            ------------
        Forest Products & Paper - 0.4%
        Smurfit-Stone Container Corp.*.............. 20,200      310,898
                                                            ------------
        Health Care Products - 8.0%
        Applera Corp. - Applied Biosystems Group.... 17,760      311,510
        DENTSPLY International, Inc................. 25,800      959,760
        Guidant Corp.*.............................. 41,200    1,271,020
        Lincare Holdings, Inc.*..................... 27,750      877,455
        Millipore Corp.(a).......................... 29,600    1,006,400
        Stryker Corp................................ 11,950      802,084
        Varian Medical Systems, Inc.*...............  8,500      421,600
        Waters Corp.*............................... 35,380      770,577
                                                            ------------
                                                               6,420,406
                                                            ------------
        Health Care Providers & Services - 3.4%
        Caremark Rx, Inc.*.......................... 88,230    1,433,737
        First Health Group Corp.*................... 19,500      474,825
        Health Management Associates, Inc. - Class A 26,400      472,560
        LifePoint Hospitals, Inc.*.................. 12,900      386,110
                                                            ------------
                                                               2,767,232
                                                            ------------
        Heavy Machinery - 1.4%
        Cooper Cameron Corp.*....................... 13,180      656,628
        Rockwell Automation, Inc.................... 23,900      494,969
                                                            ------------
                                                               1,151,597
                                                            ------------
        Industrial - Diversified - 0.6%
        ITT Industries, Inc.........................  8,300      503,727
                                                            ------------
        Insurance - 3.1%
        ACE, Ltd.................................... 24,230      710,908
        Arthur J. Gallagher & Co.................... 33,940      997,157
        SAFECO Corp................................. 13,880      481,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                                      Value
    Description                                         Shares   (Note 2)
    -----------------------------------------------------------------------

    Insurance - continued
    Willis Group Holdings, Ltd.*(a).................... 11,750 $    336,872
                                                               ------------
                                                                  2,526,157
                                                               ------------
    Lodging - 1.6%
    Hilton Hotels Corp................................. 42,710      542,844
    Starwood Hotels & Resorts Worldwide, Inc. - Class B 31,370      744,724
                                                               ------------
                                                                  1,287,568
                                                               ------------
    Media - Broadcasting & Publishing - 11.0%
    E.W. Scripps Co. - Class A......................... 10,470      805,666
    Entercom Communications Corp.*.....................  9,860      462,631
    Hearst-Argyle Television, Inc.*.................... 28,840      695,332
    Lin TV Corp. - Class A*(a).........................  6,650      161,928
    Macrovision Corp.*................................. 13,720      220,069
    McGraw-Hill Companies, Inc......................... 26,580    1,606,495
    Meredith Corp...................................... 12,370      508,531
    New York Times Co. - Class A....................... 15,600      713,388
    Scholastic Corp.*..................................  7,500      269,625
    Tribune Co......................................... 21,800      991,028
    Univision Communications, Inc. - Class A*(a)....... 39,040      956,480
    USA Interactive*................................... 26,000      595,920
    Westwood One, Inc.*................................ 23,560      880,202
                                                               ------------
                                                                  8,867,295
                                                               ------------
    Oil & Gas - 1.2%
    BJ Services Co.*................................... 18,660      602,905
    Noble Corp.*....................................... 11,640      409,146
                                                               ------------
                                                                  1,012,051
                                                               ------------
    Pharmaceuticals - 10.1%
    Biogen, Inc.*...................................... 22,270      892,136
    Celgene Corp.*..................................... 17,180      368,855
    Genzyme Corp.*..................................... 41,010    1,212,666
    IDEC Pharmaceuticals Corp.*(a).....................  4,470      148,270
    IMS Health, Inc.................................... 34,610      553,760
    Invitrogen Corp.*.................................. 24,430      764,415
    Medimmune, Inc.*................................... 46,080    1,251,993
    Mylan Laboratories, Inc............................ 39,650    1,383,785
    Shire Pharmaceuticals Group Plc (ADR)*............. 35,140      663,794
    Teva Pharmaceutical Industries, Ltd. (ADR)......... 22,780      879,536
                                                               ------------
                                                                  8,119,210
                                                               ------------
    Restaurants - 2.3%
    Brinker International, Inc.*(a).................... 20,620      664,995
    Outback Steakhouse, Inc............................ 34,440    1,186,114
                                                               ------------
                                                                  1,851,109
                                                               ------------
    Retailers - 5.6%
    Blockbuster, Inc. - Class A........................ 15,690      192,203
    CDW Computer Centers, Inc.*........................  2,800      122,780

     ---------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Retailers - continued
     Cost Plus, Inc.*(a).........................       6,630 $   190,082
     Dollar Tree Stores, Inc.*...................      23,320     572,972
     Family Dollar Stores, Inc...................      32,600   1,017,446
     Linens 'n Things, Inc.*.....................      11,400     257,640
     Office Depot, Inc.*.........................      35,450     523,242
     PETsMART, Inc.*.............................      36,260     621,134
     Tiffany & Co................................      35,600     851,196
     Williams-Sonoma, Inc.*......................       7,600     206,340
                                                              -----------
                                                                4,555,035
                                                              -----------
     Semiconductors - 0.1%
     ASML Holding N.V.*..........................      11,600      96,976
                                                              -----------
     Transportation - 0.8%
     Expeditors International of Washington, Inc.      13,000     424,450
     Swift Transportation Co., Inc.*.............      10,600     212,191
                                                              -----------
                                                                  636,641
                                                              -----------
     Total Common Stocks (Cost $69,761,064)                    69,258,967
                                                              -----------

     Short-Term Investments - 18.1%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/02 at 0.25% to be repurchased
       at $10,978,152 on 01/02/03
       collateralized by $6,540,000 USTB
       11.25% due 02/15/15 with a value of
       $11,199,750............................... $10,978,000  10,978,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................   3,612,841   3,612,841
                                                              -----------
     Total Short-Term Investments
     (Cost $14,590,841)                                        14,590,841
                                                              -----------

     TOTAL INVESTMENTS - 103.9%
     (Cost $84,351,905)                                        83,849,808

     Other Assets and Liabilities - (net)(3.9%)                (3,171,472)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $80,678,336
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                  Shares     (Note 2)
       ------------------------------------------------------------------

       Common and Preferred Stocks - 91.4%
       Australia - 2.4%
       Australia & New Zealand Banking Group,
         Ltd......................................    64,470 $    629,467
       John Fairfax Holdings, Ltd.................    99,900      181,024
       News Corporation, Ltd......................    73,826      476,943
       TABCORP Holdings, Ltd......................   100,060      599,688
                                                             ------------
                                                                1,887,122
                                                             ------------
       Austria - 0.2%
       Erste Bank der Oesterreichischen Sparkassen
         AG.......................................     2,720      182,985
                                                             ------------
       Belgium - 0.8%
       Fortis.....................................    34,830      608,527
                                                             ------------
       Canada - 2.1%
       Bank of Nova Scotia........................     8,910      297,019
       Encana Corp.(a)............................    44,280    1,367,334
       Toronto-Dominion Bank......................         5          108
                                                             ------------
                                                                1,664,461
                                                             ------------
       Cayman Islands - 0.5%
       TCL International Holdings, Ltd.(a)........ 1,181,300      363,544
                                                             ------------
       China - 0.8%
       China Oilfield Services, Ltd.*.............   936,000      228,043
       Huaneng Power International, Inc. -
         Series H.................................   534,000      427,964
                                                             ------------
                                                                  656,007
                                                             ------------
       Denmark - 1.3%
       Danske Bank A/S............................    59,400      981,035
                                                             ------------
       France - 9.2%
       Aventis S.A................................    35,220    1,913,243
       BNP Paribas S.A............................    11,790      480,101
       Carrefour S.A..............................     7,190      319,929
       Generale de Sante*.........................    28,659      329,099
       Sanofi-Synthelabo S.A.(a)..................    29,940    1,828,937
       Schneider Electric S.A.....................    11,844      560,054
       Societe Television Francaise 1(a)..........     8,106      216,429
       Total Fina Elf S.A.........................    10,760    1,535,753
                                                             ------------
                                                                7,183,545
                                                             ------------
       Germany - 4.4%
       Bayerische Motoren Werke (BMW) AG..........    28,180      854,654
       Celanese AG................................    18,600      409,622
       Fresenius Medical Care AG - Preferred......    26,590      798,903
       Linde AG...................................    15,960      585,803
       Porsche AG - Preferred(a)..................     1,455      604,240
       Schering AG................................     4,820      209,519
                                                             ------------
                                                                3,462,741
                                                             ------------
       Hong Kong - 0.9%
       Denway Motors, Ltd......................... 1,248,000      424,079

       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Hong Kong - continued
       SmarTone Telecommunications Holding, Ltd.... 261,000 $    291,169
                                                            ------------
                                                                 715,248
                                                            ------------
       Ireland - 1.6%
       Bank of Ireland.............................  88,950      913,229
       Irish Life & Permanent Plc..................  31,560      340,899
                                                            ------------
                                                               1,254,128
                                                            ------------
       Japan - 17.5%
       Brother Industries, Ltd..................... 205,000    1,299,807
       Canon, Inc.(a)..............................  26,000      978,612
       Credit Saison Co., Ltd......................  46,800      797,996
       FANUC, Ltd..................................  16,300      720,571
       Fast Retailing Co., Ltd.....................  19,400      682,823
       Honda Motor Co., Ltd........................  32,400    1,197,676
       Namco, Ltd..................................  30,000      502,189
       Nippon Electric Glass Co., Ltd.(a)..........  54,000      543,365
       Nissan Motor Co., Ltd....................... 187,800    1,464,321
       Shiseido Co., Ltd...........................  96,000    1,247,289
       Sompo Japan Insurance, Inc.................. 104,000      606,871
       Stanley Electric Co., Ltd...................  67,000      747,516
       Tokyo Gas Co., Ltd.......................... 588,000    1,841,832
       Uni-Charm Corp..............................  26,000    1,031,155
                                                            ------------
                                                              13,662,023
                                                            ------------
       Mexico - 0.7%
       America Movil S.A. de C.V.(ADR).............  12,230      175,623
       Coca Cola Femsa, S. A de C.V.(ADR)(a).......  20,000      358,000
                                                            ------------
                                                                 533,623
                                                            ------------
       Netherlands - 7.0%
       Akzo Nobel N.V..............................  25,670      813,795
       Fugro N.V...................................  10,587      478,855
       Koninklijke (Royal) KPN N.V.*............... 183,830    1,195,251
       Koninklijke (Royal) Philips Electronics N.V.  36,610      641,161
       Unilever N.V................................  26,560    1,630,820
       VNU N.V.....................................  27,918      727,548
                                                            ------------
                                                               5,487,430
                                                            ------------
       New Zealand - 1.1%
       Telecom Corp. of New Zealand(a)............. 364,180      863,884
                                                            ------------
       Norway - 0.4%
       Tandberg ASA*(a)............................  48,440      279,398
                                                            ------------
       Singapore - 1.2%
       United Overseas Bank, Ltd................... 141,000      959,156
                                                            ------------
       South Korea - 0.5%
       Korea Tobacco & Ginseng Corp.(144A)
         (GDR)(c)..................................  63,840      408,576
                                                            ------------
       Spain - 2.4%
       Iberdrola S.A.(a)...........................  48,900      684,607
       Telefonica S.A.*............................ 130,112    1,163,904
                                                            ------------
                                                               1,848,511
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ---------------------------------------------------------

           Sweden - 1.9%
           Alfa Laval*.........................  50,510 $    406,683
           Capio AB*...........................  51,550      409,127
           Hennes & Mauritz AB (H&M) - B Shares  33,800      653,140
                                                        ------------
                                                           1,468,950
                                                        ------------
           Switzerland - 9.6%
           Converium Holdings AG*..............  23,020    1,115,133
           Givaudan S.A........................     830      372,063
           Jomed N.V.*(a)......................  29,280      259,330
           Lonza Group AG......................   3,380      205,278
           Novartis AG.........................  65,000    2,370,942
           Syngenta AG.........................  25,000    1,446,931
           Synthes-Stratec, Inc................     955      585,525
           UBS AG*.............................  24,528    1,191,730
                                                        ------------
                                                           7,546,932
                                                        ------------
           United Kingdom - 24.5%
           AstraZeneca Plc.....................  21,910      782,864
           BHP Billiton Plc.................... 177,540      947,978
           BP Plc (ADR)........................  77,800    3,162,570
           British Sky Broadcasting Group Plc*.  65,030      668,814
           BT Group Plc........................ 206,890      649,330
           CGNU Plc............................  87,330      622,670
           Diageo Plc.......................... 164,783    1,790,223
           Intertek Testing Services Plc*......  89,050      577,604
           Johnston Press Plc.................. 117,390      693,407
           Lloyds TSB Group Plc................ 109,420      785,457
           Lonmin Plc..........................  27,860      388,320
           Marks & Spencer Group Plc...........  50,170      254,358
           National Grid Group Plc.............  90,270      663,247
           Next Plc............................  39,560      468,943
           Reckitt Benckiser Plc...............  37,910      735,245
           Reed Elsevier Plc................... 176,390    1,510,346
           Rio Tinto Plc.......................  47,440      946,798
           Royal Bank of Scotland Group Plc.... 118,125    2,829,018
           Standard Chartered Plc..............  63,705      723,884
                                                        ------------
                                                          19,201,076
                                                        ------------

           United States - 0.4%
           Manpower, Inc.(a)...................  10,280      327,932
                                                        ------------
           Total Common and Preferred Stocks
           (Cost $72,139,195)                             71,546,834
                                                        ------------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------
      Short-Term Investments - 14.9%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 0.25% to be repurchased
        at $6,295,087 on 01/02/03
        collateralized by $5,845,000 USTN
        4.75% due 11/15/08 with a value of
        $6,422,194............................... $6,295,000 $ 6,295,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  5,365,796   5,365,796
                                                             -----------
      Total Short-Term Investments
      (Cost $11,660,796)                                      11,660,796
                                                             -----------

      TOTAL INVESTMENTS - 106.3%
      (Cost $83,799,991)                                      83,207,630

      Other Assets and Liabilities (net) - (6.3%)             (4,939,435)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $78,268,195
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified instituitonal buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

USTN - United States Treasury Note

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


Summary of Total Foreign Securities by Industry Classification 12/31/2002
-------------------------------------------------------------------------------------------
                                                                          Value  Percent of
Industry                                                                  (000)  Net Assets
-------------------------------------------------------------------------------------------
Apparel Retailers                                                        $ 1,805     2.3%
Automotive                                                                 4,545     5.8%
Banking                                                                    7,248     9.3%
Beverages, Food & Tobacco                                                  4,188     5.4%
Chemicals                                                                  3,248     4.1%
Commercial Services                                                        1,970     2.5%
Communications                                                               929     1.2%
Communication Services                                                       176     0.2%
Cosmetics & Personal Care                                                  2,278     2.9%
Electric Utilities                                                         1,776     2.3%
Electrical Equipment                                                       3,691     4.7%
Electronics                                                                1,184     1.5%
Entertainment & Leisure                                                    1,102     1.4%
Financial Services                                                         4,473     5.7%
Food Retailers                                                               320     0.4%
Healthcare Products                                                        1,644     2.1%
Healthcare Providers                                                         738     0.9%
Household Products                                                           735     0.9%
Insurance                                                                  2,345     3.0%
Manufacturing                                                                407     0.5%
Media-Broadcasting & Publishing                                            4,475     5.7%
Metals & Mining                                                            2,283     2.9%
Office Equipment                                                             979     1.3%
Oil & Gas                                                                  8,135    10.5%
Pharmaceuticals                                                            7,105     9.1%
Retailers                                                                    254     0.3%
Telephone Systems                                                          3,514     4.5%
                                                                         -------    ----
                                                                         $71,547    91.4%
                                                                         =======    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 88.7%
         Advertising - 0.9%
         Omnicom Group, Inc......................  18,010 $  1,163,446
                                                          ------------
         Aerospace & Defense - 1.6%
         Boeing Co...............................   8,010      264,250
         Honeywell International, Inc............  38,970      935,280
         Northrop Grumman Corp...................   7,890      765,330
                                                          ------------
                                                             1,964,860
                                                          ------------
         Apparel Retailers - 1.0%
         Gap, Inc................................  50,970      791,054
         Gymboree Corp.*.........................  17,000      269,620
         Limited Brands..........................  10,000      139,300
                                                          ------------
                                                             1,199,974
                                                          ------------
         Automobiles - 0.6%
         Harley-Davidson, Inc....................  16,090      743,358
                                                          ------------
         Automotive - 0.1%
         AutoNation, Inc.*.......................   6,500       81,640
                                                          ------------
         Banking - 2.9%
         Bank of America Corp....................  17,200    1,196,604
         Bank One Corp...........................  48,390    1,768,654
         J.P. Morgan Chase & Co..................  24,190      580,560
                                                          ------------
                                                             3,545,818
                                                          ------------
         Beverages, Food & Tobacco - 5.7%
         Anheuser-Busch Co., Inc.................  53,720    2,600,048
         Dean Foods Co.*.........................  25,440      943,824
         General Mills, Inc......................  21,100      990,645
         PepsiCo, Inc............................  48,050    2,028,671
         SYSCO Corp..............................  14,770      439,998
                                                          ------------
                                                             7,003,186
                                                          ------------
         Chemicals - 2.2%
         Air Products & Chemicals, Inc...........  13,900      594,225
         International Flavors & Fragrances, Inc.  27,900      979,290
         Praxair, Inc............................  19,000    1,097,630
                                                          ------------
                                                             2,671,145
                                                          ------------
         Commercial Services - 1.2%
         Covance, Inc.*..........................  25,110      617,455
         Kinder Morgan Management LLC............  16,074      507,778
         Overture Services, Inc.*(a).............  11,500      314,065
                                                          ------------
                                                             1,439,298
                                                          ------------
         Communications - 3.4%
         Cisco Systems, Inc.*....................  88,750    1,162,625
         Lucent Technologies, Inc.(a)............ 106,410      134,077
         Nokia Oyj (ADR)......................... 152,935    2,370,492
         QUALCOMM, Inc.*.........................  13,430      488,718
                                                          ------------
                                                             4,155,912
                                                          ------------
         Computer Software & Processing - 7.2%
         Automatic Data Processing, Inc..........  13,900      545,575
         Cadence Design Systems, Inc.*...........  40,040      472,071

             -------------------------------------------------------
             Security                                      Value
             Description                       Shares     (Note 2)
             -------------------------------------------------------

             Computer Software & Processing - continued
             Electronic Arts, Inc.*(a)........  20,240  $  1,007,345
             First Data Corp..................  12,660       448,291
             Microsoft Corp.*................. 102,460     5,297,182
             Peoplesoft, Inc.*................  26,090       477,447
             Reynolds & Reynolds Co - Class A.   2,300        58,581
             SAP AG (ADR)(a)..................  18,800       366,600
             WebEx Communications, Inc.*(a)...  16,000       240,000
                                                        ------------
                                                           8,913,092
                                                        ------------
             Computers & Information - 0.8%
             Dell Computer Corp.*.............  38,000     1,016,120
                                                        ------------
             Cosmetics & Personal Care - 0.4%
             Avon Products, Inc...............   3,800       204,706
             Estee Lauder Cos., Inc - Class A.   9,760       257,664
                                                        ------------
                                                             462,370
                                                        ------------
             Electric Utilities - 0.6%
             Duke Energy Corp.................  40,650       794,301
                                                        ------------
             Electronics - 4.5%
             Analog Devices, Inc.*............  11,680       278,802
             Cypress Semiconductor Corp.*.....  53,320       304,990
             Flextronics International, Ltd.*.  48,680       398,689
             Intel Corp.......................  93,400     1,454,238
             International Rectifier Corp.*...  23,800       439,348
             Micron Technology, Inc.*.........  50,790       494,695
             National Semiconductor Corp.*....  26,660       400,167
             RF Micro Devices, Inc.*(a).......  44,660       327,358
             Sanmina - SCI Corp. *............  97,060       435,799
             Texas Instruments, Inc...........  25,720       386,057
             Vishay Intertechnology, Inc.*....  47,270       528,479
             Vitesse Semiconductor Corp.*.....  62,700       136,999
                                                        ------------
                                                           5,585,621
                                                        ------------
             Entertainment & Leisure - 3.2%
             Carnival Corp....................  74,820     1,866,759
             Mattel, Inc......................  32,200       616,630
             Royal Caribbean Cruises, Ltd.....  84,040     1,403,468
                                                        ------------
                                                           3,886,857
                                                        ------------
             Environmental Controls - 1.0%
             Waste Management, Inc............  54,270     1,243,868
                                                        ------------
             Financial Services - 7.1%
             American Express Co..............  34,200     1,208,970
             Charles Schwab Corp..............  66,620       722,827
             Citigroup, Inc...................  82,530     2,904,231
             Countrywide Financial Corp.......  17,600       909,040
             Goldman Sachs Group, Inc.........   8,700       592,470
             Merrill Lynch & Co., Inc.........  18,700       709,665
             Morgan Stanley...................  41,000     1,636,720
                                                        ------------
                                                           8,683,923
                                                        ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Food Retailers - 0.6%
       Kroger Co.*.................................   7,640 $    118,038
       Safeway, Inc.*..............................  25,520      596,147
                                                            ------------
                                                                 714,185
                                                            ------------
       Forest Products & Paper - 0.6%
       International Paper Co......................  20,140      704,296
                                                            ------------
       Health Care Products - 1.8%
       Applera Corp - Applied Biosystems Group.....  35,620      624,775
       Medtronic, Inc..............................  16,390      747,384
       Millipore Corp..............................   6,830      232,220
       Quest Diagnostics, Inc.*....................   3,900      221,910
       St. Jude Medical, Inc.*.....................   7,500      297,900
       STERIS Corp.*...............................   6,200      150,350
                                                            ------------
                                                               2,274,539
                                                            ------------
       Health Care Providers & Services - 1.0%
       Anthem, Inc.*(a)............................   9,000      566,100
       Apria Healthcare Group, Inc.*...............   6,200      137,888
       Caremark Rx, Inc.*..........................  19,000      308,750
       Humana, Inc.*...............................  18,100      181,000
                                                            ------------
                                                               1,193,738
                                                            ------------
       Heavy Machinery - 0.6%
       Ingersoll-Rand Co. - Class A................  18,600      800,916
                                                            ------------
       Home Construction, Furnishings & Appliances - 0.6%
       Centex Corp.................................   2,600      130,520
       Ethan Allen Interiors, Inc.(a)..............  16,050      551,638
       Winnebago Industries, Inc.(a)...............   1,300       50,999
                                                            ------------
                                                                 733,157
                                                            ------------
       Industrial - Diversified - 0.4%
       Tyco International, Ltd.....................  26,048      444,900
                                                            ------------
       Industrial Machinery - 0.2%
       Dover Corp..................................   9,200      268,272
                                                            ------------
       Insurance - 2.3%
       American International Group, Inc...........  29,280    1,693,848
       Everest Reinsurance Group, Ltd..............   4,840      267,652
       St. Paul Companies, Inc.....................   9,900      337,095
       XL Capital, Ltd. - Class A..................   6,740      520,665
                                                            ------------
                                                               2,819,260
                                                            ------------
       Lodging - 0.4%
       Mandalay Resort Group*......................  11,400      348,954
       Starwood Hotels & Resorts Worldwide, Inc.(a)   7,900      187,546
                                                            ------------
                                                                 536,500
                                                            ------------
       Media - Broadcasting & Publishing - 16.2%
       AOL Time Warner, Inc.*...................... 205,260    2,688,906
       Cablevision Systems New York Group -
         Class A*(a)...............................  26,880      449,971
       Clear Channel Communications, Inc.*.........  46,920    1,749,647
       Comcast Corp. - Class A Special*............ 168,930    3,816,129
       Fox Entertainment Group, Inc. - Class A*....  21,080      546,604

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Media - Broadcasting & Publishing - continued
        Gannett Co., Inc..........................   6,000 $    430,800
        Gray Television, Inc......................   4,100       39,975
        Hispanic Broadcasting Corp.*..............  21,705      446,038
        McGraw-Hill Companies, Inc................  37,080    2,241,115
        New York Times Co. - Class A..............  20,100      919,173
        News Corp., Ltd. (ADR)(a).................  57,790    1,516,988
        Univision Communications, Inc. -
          Class A*(a).............................  17,970      440,265
        ValueVision Media, Inc. - Class A *.......   4,400       65,912
        Viacom, Inc. - Class B*................... 111,520    4,545,555
                                                           ------------
                                                             19,897,078
                                                           ------------
        Oil & Gas - 6.9%
        Amerada Hess Corp.........................  18,570    1,022,279
        BJ Services Co.*..........................  26,090      842,968
        BP Plc (ADR)..............................   7,800      317,070
        El Paso Corp..............................  42,950      298,932
        Encana Corp...............................  26,200      809,037
        Exxon Mobil Corp..........................  63,180    2,207,509
        Halliburton Co............................  12,830      240,049
        Noble Corp.*..............................  11,470      403,171
        Rowan Companies, Inc......................  14,360      325,972
        Total Fina Elf S.A. (ADR).................  25,860    1,848,990
        Varco International, Inc.*................  13,420      233,508
                                                           ------------
                                                              8,549,485
                                                           ------------
        Pharmaceuticals - 4.9%
        Abbott Laboratories.......................  17,900      716,000
        Amgen, Inc.*..............................  25,300    1,223,002
        IDEC Pharmaceuticals Corp.*(a)............  13,740      455,756
        McKesson Corp.............................  10,620      287,059
        MedImmune, Inc.*..........................   2,000       54,340
        Perrigo Co.*..............................  31,910      387,706
        Pfizer, Inc...............................  77,270    2,362,144
        Serono SA (ADR)...........................  29,920      405,715
        Teva Pharmaceutical Industries, Ltd. (ADR)   4,900      189,189
                                                           ------------
                                                              6,080,911
                                                           ------------
        Real Estate - 0.4%
        Host Marriott Corp. (REIT)................  63,040      557,904
                                                           ------------
        Restaurants - 0.7%
        Brinker International, Inc.*..............  26,000      838,500
                                                           ------------
        Retailers - 2.9%
        Best Buy Co., Inc.*.......................  22,800      550,620
        Costco Wholesale Corp.*...................  22,100      620,126
        Kohl's Corp.*.............................  15,300      856,035
        Pier 1 Imports, Inc.......................  10,300      194,979
        Target Corp...............................  34,200    1,026,000
        Tiffany & Co..............................  13,290      317,764
                                                           ------------
                                                              3,565,524
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Telephone Systems - 1.3%
          Sprint Corp. (FON Group)*..............  31,070 $    449,894
          Sprint Corp. (PCS Group)*(a)...........   5,100       22,338
          Telefonos de Mexico S.A. de C.V. (ADR).  16,300      521,274
          Vodafone Group Plc (ADR)(a)............  35,280      639,273
                                                          ------------
                                                             1,632,779
                                                          ------------
          Textiles, Clothing & Fabrics - 0.3%
          NIKE, Inc. - Class B...................   7,740      344,198
                                                          ------------
          Transportation - 0.2%
          CP Railway, Ltd........................  15,000      295,784
                                                          ------------
          U.S. Government Agency - 1.9%
          Federal Home Loan Mortgage Corp........  27,630    1,631,552
          Federal National Mortgage Association..  10,680      687,044
                                                          ------------
                                                             2,318,596
                                                          ------------
          Water Companies - 0.1%
          Philadelphia Suburban Corp.............   3,200       65,920
                                                          ------------
          Total Common Stocks (Cost $121,399,379)          109,191,231
                                                          ------------
          Mutual Funds - 0.4%
          Nasdaq-100 Index Tracking Stock
            (Cost $535,712)......................  20,600      502,022
                                                          ------------

     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 23.3%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/02 at 0.25% to be repurchased
       at $25,277,351 on 01/02/03
       collateralized by $24,100,000 USTB
       5.25% due 02/15/29 with a value of
       $25,787,000............................... $25,277,000 $ 25,277,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................   4,400,794    3,464,691
                                                              ------------
     Total Short-Term Investments
     (Cost $28,741,691)                                         28,741,691
                                                              ------------

     TOTAL INVESTMENTS -  112.4%
     (Cost $150,676,782)                                       138,434,944

     Other Assets and Liabilities (net) - (12.4%)              (15,343,060)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $123,091,884
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                    Par        Value
        Description                                Amount     (Note 2)
        ----------------------------------------------------------------

        Commercial Paper - 86.1%
        Banking - 24.4%
        ANZ (Delaware), Inc.
         1.300%, due 01/16/03................... $  800,000 $    799,567
         1.310%, due 01/16/03...................  2,500,000    2,498,635
         1.510%, due 01/16/03...................    700,000      699,560
        CBA Finance (Delaware), Inc. 1.320%, due
          02/06/03..............................  3,800,000    3,794,984
        Danske Corp.
         1.310%, due 02/07/03...................    500,000      499,327
         1.320%, due 02/27/03...................  3,200,000    3,195,049
         1.350%, due 02/27/03...................    500,000      498,931
        Lloyds Bank Plc 1.300%, due 03/11/03....  4,000,000    3,990,033
        PB Finance, Inc. 1.700%, due 02/11/03...  3,300,000    3,293,611
        Rabobank Nederland 1.320%, due
          01/17/03..............................  4,000,000    3,997,653
        Svenska Handelsbanken AB 1.320%, due
          01/15/03..............................  4,000,000    3,997,947
        Swedbank Forenings 1.520%, due
          02/05/03..............................  4,100,000    4,093,941
                                                            ------------
                                                              31,359,238
                                                            ------------
        Beverages, Food & Tobacco - 9.2%
        Fonterra Co-Operative Group Ltd.
         1.300%, due 01/29/03...................  1,400,000    1,398,584
         1.350%, due 01/29/03...................  1,700,000    1,698,215
         1.360%, due 02/26/03...................  2,000,000    1,995,769
        Kraft Foods, Inc. 1.330%, due 02/06/03..  3,500,000    3,495,345
        Nestle Capital Corp. 1.730%, due
          02/05/03..............................  3,200,000    3,194,618
                                                            ------------
                                                              11,782,531
                                                            ------------
        Communications - 3.1%
        UBN (Delaware) Inc. 1.330%, due
          01/07/03..............................  4,000,000    3,999,113
                                                            ------------
        Financial Services - 16.0%
        CDC Commercial Paper, Inc. 1.330%, due
          01/03/03..............................  4,000,000    3,999,704
        Eksportfinans ASA 1.310%, due 02/21/03..  3,900,000    3,892,762
        Goldman Sachs Group 1.360%, due
          01/14/03..............................    600,000      599,705
        HBOS Treasury Services Plc
         1.770%, due 01/15/03...................  3,000,000    2,997,935
         1.510%, due 01/17/03...................  1,000,000      999,329
         1.350%, due 02/20/03...................    200,000      199,625
         1.350%, due 03/06/03...................    100,000       99,760
         1.320%, due 03/10/03...................    300,000      299,252
        Toyota Motor Credit Corp. 1.320%, due
          01/30/03..............................  4,000,000    3,995,747
        Westpac Capital Corp.
         1.300%, due 02/13/03...................  1,300,000    1,297,981
         1.750%, due 04/11/03...................    400,000      398,056

       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Westpactrust Securities, Ltd. 1.320%, due
         02/13/03................................ $1,847,000 $  1,844,088
                                                             ------------
                                                               20,623,944
                                                             ------------
       Foreign Government & Agency - 10.1%
       KFW International Finance 1.310%, due
         01/13/03................................  4,000,000    3,998,253
       Reseau Ferre De France 1.310%, due
         02/19/03................................  4,000,000    3,992,868
       Statens Bostads Finance
        1.340%, due 02/20/03.....................  3,050,000    3,044,324
        1.340%, due 03/06/03.....................  1,000,000      997,618
        1.340%, due 03/17/03.....................  1,000,000      997,208
                                                             ------------
                                                               13,030,271
                                                             ------------
       Foreign Municipals - 2.5%
       Province of British Columbia 1.720%, due
         03/31/03................................  3,200,000    3,186,393
                                                             ------------
       Media - Broadcasting & Publishing - 3.3%
       Washington Post Co. 1.720%, due
         02/05/03................................  4,200,000    4,192,977
                                                             ------------
       Medical Supplies - 2.9%
       Becton, Dickinson & Co. 1.700%, due
         01/06/03................................  3,700,000    3,699,126
                                                             ------------
       Oil & Gas - 4.1%
       BP America 1.510%, due 01/16/03...........  2,500,000    2,498,427
       Shell Finance (Netherlands) 1.760%, due
         01/10/03................................  2,800,000    2,798,768
                                                             ------------
                                                                5,297,195
                                                             ------------
       Pharmaceuticals - 10.5%
       Abbott Laboratories 1.300%, due
         01/17/03................................  4,600,000    4,597,342
       GlaxoSmithkline Finance Plc
        1.300%, due 01/06/03.....................  4,000,000    3,999,278
        1.350%, due 02/24/03.....................  1,500,000    1,496,963
       Merck & Co., Inc. 1.300%, due 01/10/03....    400,000      399,870
       Pfizer Inc. 1.290%, due 02/06/03..........  3,000,000    2,996,130
                                                             ------------
                                                               13,489,583
                                                             ------------
       Total Commercial Paper (Cost $110,660,371)             110,660,371
                                                             ------------
       Corporate Notes - 8.6%
       Banking - 1.4%
       BankAmerica Corp. 6.850%, due
         03/01/03................................  1,815,000    1,829,411
                                                             ------------
       Financial Services - 5.7%
       Associates Corp. of North America 1.860%,
         due 05/08/03............................  2,500,000    2,501,865
       Citicorp 7.125%, due 06/01/03.............    500,000      510,573
       General Electric Capital Corp. 5.375%, due
         01/15/03................................    575,000      575,638

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                        Par        Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Financial Services - continued
      Morgan Stanley 7.125%, due 08/15/03......... $2,500,000 $  2,582,124
      National Rural Utilities Cooperative Finance
        Corp 7.375%, due 02/10/03.................  1,100,000    1,104,839
                                                              ------------
                                                                 7,275,039
                                                              ------------
      Foreign Government - 0.7%
      Province of Ontario 7.375%, due
        01/27/03..................................    971,000      974,684
                                                              ------------
      Retailers - 0.8%
      Wal-Mart Stores, Inc. 6.375%, due
        03/01/03..................................  1,000,000    1,007,650
                                                              ------------
      Total Corporate Notes (Cost $11,086,784)                  11,086,784
                                                              ------------
      U.S. Government & Agency Obligations - 5.0%
      Federal Home Loan Bank
       5.000%, due 02/28/03.......................  2,000,000    2,010,752
       4.500%, due 04/25/03.......................    765,000      771,293
      Federal National Mortgage Association
       5.000%, due 02/14/03.......................    976,000      979,757
       5.750%, due 04/15/03.......................  2,625,000    2,655,604
                                                              ------------
      Total U.S. Government & Agency Obligations
      (Cost $6,417,406)                                          6,417,406
                                                              ------------

      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------
      U.S. Government & Agency Discount Notes - 0.7%
      Federal Farm Credit Bank 1.300%, due
        04/15/03................................. $  500,000 $    498,122
      Federal National Mortgage Association
        1.720%, due 01/15/03.....................    362,000      361,758
                                                             ------------
      Total U.S. Government & Agency Discount
      Notes (Cost $859,880)                                       859,880
                                                             ------------
      Repurchase Agreement - 0.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/02 at 0.05% to be
        repurchased at $317,001 on 01/02/03
        collateralized by $220,000 USTB 8.50%
        due 02/15/20 with a value of $325,875
        (Cost $317,000)..........................    317,000      317,000
                                                             ------------

      TOTAL INVESTMENTS - 100.6%
      (Cost $129,341,441)                                     129,341,441

      Other Assets and Liabilities (net) - (0.6%)                (801,596)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $128,539,845
                                                             ============

Portfolio Footnotes:

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------------
     Security                                        Par            Value
     Description                                    Amount         (Note 2)
     ----------------------------------------------------------------------------

     Municipals - 0.8%
     Florida State 5.000%, due 06/01/32
       Series A................................. $  1,250,000    $   1,269,200
     Georgia State 5.000%, due 05/01/20
       Series B.................................    2,000,000        2,083,040
     New York Str Dormitory Authority Revenues
       5.000%, due 03/15/27.....................      600,000          604,248
     Tacoma Washington Regional Water Supply
       Systems 5.000%, due 12/01/32.............      800,000          806,808
                                                                 -------------
     Total Municipals (Cost $4,654,970)                              4,763,296
                                                                 -------------

     Domestic Bonds & Debt Securities - 13.0%
     Asset Backed Securities - 0.6%
     Bear Stearns Asset Backed Securities, Inc.
       1.820%, due 10/25/32^....................      511,839          511,904
     Compucredit Credit Card Master Trust
       1.640%, due 03/15/07 (144A)(c)^..........      300,000          300,150
     Credit-Based Asset Servicing and
       Securitization 1.720%, due
       08/25/29^................................      998,502          998,989
     Mid-State Trust 7.791%, due 03/15/38.......      535,253          584,836
     MLCC Mortgage Investors, Inc. 1.800%, due
       03/15/25^................................      346,789          346,616
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.....................      200,000          213,394
     United Air Lines, Inc.
      (0.000)%, due 03/02/04^...................      341,348          238,944
      7.186%, due 04/01/11......................      736,183          566,386
                                                                 -------------
                                                                     3,761,219
                                                                 -------------
     Automotive - 2.2%
     DaimlerChrysler NA Holding Corp.
       7.300%, due 01/15/12.....................    1,300,000        1,461,248
     Ford Motor Co.
      6.625%, due 10/01/28......................    1,700,000        1,359,128
      7.450%, due 07/16/31......................    4,200,000        3,663,278
     Ford Motor Credit Co. 6.700%, due
       07/16/04.................................      400,000          407,707
     General Motors Acceptance Corp. 8.000%,
       due 11/01/31.............................    6,300,000        6,352,145
                                                                 -------------
                                                                    13,243,506
                                                                 -------------
     Cable - 0.2%
     Tele-Communications, Inc. 8.250%, due
       01/15/03.................................    1,000,000        1,000,299
                                                                 -------------
     Collateralized Mortgage Obligations - 5.9%
     Bear Stearns Adjustable Rate Mortgage Trust
      6.623%, due 09/25/31^.....................       99,667          100,347
      6.103%, due 12/25/31^.....................      354,306          360,931
      6.227%, due 01/25/32^.....................      475,933          480,116
      6.073%, due 02/25/32^.....................      463,544          466,182
      5.200%, due 01/25/33^.....................    2,500,000        2,550,194

      -------------------------------------------------------------------
      Security                                     Par         Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due
        11/15/16.............................. $    483,159 $     510,155
      Cendant Mortgage Corp. 6.750%, due
        04/25/31..............................       52,562        53,426
      Countrywide Home Loans 6.500%, due
        11/25/13..............................      254,314       261,078
      Credit Suisse First Boston Mortgage
        Securities Corp.
       1.770%, due 08/25/31^..................      118,947       118,339
       1.820%, due 02/25/32^..................    1,494,773     1,495,501
       2.478%, due 03/25/32 (144A)(c)^........    1,353,740     1,338,933
       2.361%, due 08/25/33 (144A)(c)^........    3,935,961     3,935,961
      E-Trade Bank Arm Trust 7.018%, due
        09/25/31^.............................       97,727        98,778
      FFCA Secured Lending Corp. 7.850%, due
        10/18/17 (144A)(c)....................      300,000       330,081
      GMACCM Mortgage Trust I 1.388%, due
        07/20/03 (144A)(c)^...................      113,927       113,927
      Indymac Arm Trust 6.480%, due
        01/25/31^.............................       92,772        94,311
      Mellon Residential Funding Corp. 6.580%,
        due 07/25/29..........................      499,145       503,374
      PNC Mortgage Securites Corp. 7.500%, due
        05/25/27..............................    1,906,729     1,904,260
      Prudential Home Mortgage Securities
       7.000%, due 12/25/07...................      524,475       523,901
       7.000%, due 02/25/08...................      333,319       332,954
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................      779,147       791,786
      Residential Funding Mortgage Security
       6.500%, due 06/25/09...................       86,957        89,160
       6.000%, due 08/25/31...................    2,337,817     2,357,209
       5.684%, due 09/25/32^..................    2,765,672     2,847,222
      United Mortgage Securities Corp.
       4.886%, due 06/25/32^..................       76,745        78,937
       5.566%, due 09/25/33^..................       25,816        26,528
      Washington Mutual, Inc.
       5.237%, due 10/25/32^..................    3,124,410     3,219,550
       6.550%, due 10/19/39^..................      997,830       966,037
       3.681%, due 12/25/40^..................       34,431        34,896
      Wells Fargo Mortgage Backed Securities
        Trust
       6.598%, due 10/25/31^..................      177,851       181,720
       6.177%, due 01/25/32^..................      528,803       531,958
       5.400%, due 04/25/32...................    4,404,950     4,460,651
       4.967%, due 09/25/32^..................    1,924,074     1,986,942
       5.218%, due 09/25/32^..................    2,929,176     2,976,793
                                                            -------------
                                                               36,122,138
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)

     ---------------------------------------------------------------------------
     Security                                       Par            Value
     Description                                   Amount         (Note 2)
     ---------------------------------------------------------------------------

     Communications - 1.2%
     Cingular Wireless LLC 6.500%, due
       12/15/11................................ $    700,000    $     756,332
     Qwest Corp.
      7.625%, due 06/09/03(b)..................      500,000          492,500
      7.200%, due 11/01/04.....................      900,000          859,500
      8.875%, due 03/15/12 (144A)(c)...........    1,500,000        1,462,500
     Sprint Capital Corp.
      5.875%, due 05/01/04.....................      800,000          792,305
      6.000%, due 01/15/07.....................      700,000          662,198
      6.125%, due 11/15/08.....................    1,830,000        1,667,697
      6.375%, due 05/01/09(b)..................      470,000          428,349
                                                                -------------
                                                                    7,121,381
                                                                -------------
     Electric Utilities - 0.4%
     Dominion Resources, Inc. 6.000%, due
       01/31/03................................    1,000,000        1,001,934
     Entergy Gulf States, Inc., 2.626%, due
       06/02/03 (144A)(c)^.....................      200,000          200,142
     Oncor Electric Delivery Company 6.375%,
       due 01/15/15 (144A)(c)..................    1,500,000        1,533,981
                                                                -------------
                                                                    2,736,057
                                                                -------------
     Financial Services - 1.2%
     Associates Corp. of North America 6.200%,
       due 05/16/05............................      500,000          538,835
     Gemstone Investors Ltd. 7.710%, due
       10/31/04 (144A)(c)......................      700,000          538,276
     General Elec Cap Corp. 5.450%, due
       01/15/13 Series A.......................    2,000,000        2,081,484
     GMAC Mortgage Corp. 5.940%, due
       07/01/13................................      216,629          219,169
     Heller Financial, Inc. 6.375%, due
       03/15/06................................      400,000          443,763
     Qwest Capital Funding, Inc.
      7.750%, due 08/15/06.....................      700,000          507,500
      7.250%, due 02/15/11.....................      510,000          328,950
     Small Business Administration
      6.353%, due 03/01/11.....................      286,440          312,523
      5.500%, due 10/01/18.....................      282,260          302,952
     Verizon Global Funding Corp., Convertible
       5.750%, due 04/01/03 (144A)(c)..........      400,000          405,400
     Verizon Global Funding, Corp., Convertible
       5.750%, due 04/01/03....................    1,700,000        1,711,371
                                                                -------------
                                                                    7,390,223
                                                                -------------
     Industrial Development/Pollution Bonds - 0.2%
     Waste Management Incorporated Delaware
       6.375%, due 11/15/12 (144A)(c)..........    1,000,000        1,030,926
                                                                -------------
     Media - Broadcasting & Publishing - 0.1%
     AOL Time Warner, Inc. 7.700%, due
       05/01/32................................      930,000          971,339
                                                                -------------

      --------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - 0.9%
      El Paso Corp. 7.750%, due 01/15/32(b).... $  3,000,000 $   1,864,467
      Pemex Project Funding Master Trust
        7.375%, due 12/15/14 (144A)(c).........    1,700,000     1,746,750
      Williams Cos., Inc.
       6.750%, due 01/15/06 Series A(b)^.......    1,500,000     1,057,500
       7.625%, due 07/15/19(b).................      800,000       508,000
       8.750%, due 03/15/32 (144A)(c)..........      500,000       330,000
                                                             -------------
                                                                 5,506,717
                                                             -------------
      Transportation - 0.1%
      Limestone Electron Trust 8.625%, due
        03/15/03 (144A)(c).....................      900,000       850,527
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $78,874,177)                                        79,734,332
                                                             -------------

      Foreign Bonds & Debt Securities - 8.4%
      Communications - 0.8%
      France Telecom S.A.,
       4.160%, due 03/14/03....................      200,000       200,093
       7.750%, due 03/01/11....................    1,500,000     1,737,469
       8.500%, due 03/01/31....................    2,200,000     2,686,790
                                                             -------------
                                                                 4,624,352
                                                             -------------
      Foreign Government - 6.9%
      Federative Republic of Brazil
       2.563%, due 04/15/06^...................    1,400,000     1,081,560
       11.000%, due 01/11/12...................      750,000       500,625
       8.000%, due 04/15/14....................    6,526,473     4,302,284
      Republic of Germany
       4.250%, due 03/14/03....................    8,490,000     8,928,655
       6.000%, due 01/04/07....................    7,400,000     8,528,654
       5.250%, due 01/04/11....................    6,100,000     6,907,553
      Republic of Panama
       8.250%, due 04/22/08....................      750,000       780,000
       9.375%, due 01/16/23....................      500,000       516,250
      Republic of Peru
       9.125%, due 01/15/08....................      800,000       810,000
       9.125%, due 02/21/12....................      700,000       687,750
      Republic of South Africa 9.125%, due
        05/19/09...............................    1,000,000     1,195,050
      United Mexican States
       9.750%, due 04/06/05....................      500,000       571,250
       6.250%, due 12/31/19 Series B...........      250,000       245,640
       8.000%, due 09/24/22 Series A...........    1,500,000     1,556,250
       8.300%, due 08/15/31....................    5,600,000     5,922,000
                                                             -------------
                                                                42,533,521
                                                             -------------
      Telephone Systems - 0.7%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/05^..................      600,000       656,482

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------------
     Security                                        Par            Value
     Description                                    Amount         (Note 2)
     ----------------------------------------------------------------------------

     Telephone Systems - continued
     Deutsche Telekom International Finance B.V.
       8.750%, due 06/15/30^.................... $  3,000,000    $   3,477,279
                                                                 -------------
                                                                     4,133,761
                                                                 -------------
     Total Foreign Bonds & Debt Securities
     (Cost $48,558,049)                                             51,291,634
                                                                 -------------

     U.S. Government & Agency Obligations - 62.4%
     Federal Agencies - 0.5%
     FHA Virginia Reperforming 6.500%, due
       01/30/43.................................    2,800,000        2,958,374
                                                                 -------------
     Federal Home Loan Mortgage Corp.
      5.500%, due 07/01/07......................    5,042,869        5,251,517
      7.000%, due 07/01/07......................        7,302            7,433
      6.500%, due 05/15/08......................    5,232,597        5,423,607
      7.000%, due 09/01/10......................       53,536           57,074
      6.500%, due 04/01/11......................      443,012          470,294
      6.000%, due 05/01/11......................      553,455          584,310
      5.500%, due 06/15/12......................    5,684,498        5,760,254
      5.500%, due 11/15/13......................    4,202,420        4,304,276
      5.500%, due 05/01/14......................      303,234          317,041
      6.000%, due 06/01/14......................      616,815          648,095
      6.000%, due 10/01/14......................      223,279          234,603
      6.000%, due 03/01/15......................       13,793           14,493
      5.500%, due 04/01/16......................      368,883          383,185
      5.750%, due 12/15/16......................   10,000,000       10,325,874
      6.000%, due 02/15/17......................    2,256,344        2,294,989
      6.000%, due 11/15/17......................    4,804,633        4,891,398
      5.500%, due 03/15/18......................   15,000,000       15,191,056
      6.000%, due 03/15/20......................    6,500,000        6,670,743
      5.750%, due 06/15/21......................      406,638          406,999
      6.500%, due 07/15/22......................    7,425,058        7,556,261
      6.000%, due 10/15/22......................    2,892,613        3,028,461
      6.375%, due 10/15/22......................    1,500,000        1,564,134
      6.000%, due 02/15/24......................    2,287,465        2,330,199
      6.500%, due 02/15/25......................    2,919,632        2,981,639
      6.000%, due 06/15/25......................    3,103,053        3,159,866
      6.000%, due 07/15/25......................    5,426,651        5,537,522
      6.250%, due 02/15/27......................    2,018,691        2,058,010
      5.625%, due 07/15/28......................    8,301,233        8,549,365
      5.000%, due 02/15/29......................   13,414,731       13,652,896
      6.500%, due 04/01/29......................      257,012          267,946
      6.500%, due 06/01/29......................       21,678           22,601
      6.500%, due 07/01/29......................       19,545           20,377
      6.500%, due 11/01/30......................       21,908           22,840
      5.963%, due 11/01/31......................    2,908,028        3,014,124
      6.500%, due TBA(a)........................   80,500,000       83,845,741
                                                                 -------------
                                                                   200,849,223
                                                                 -------------
     Federal National Mortgage Assoc.
      6.125%, due 11/25/03......................      207,670          213,302

            -------------------------------------------------------------
            Security                         Par            Value
            Description                     Amount         (Note 2)
            -------------------------------------------------------------

            Federal Agencies - continued
            Federal National Mortgage Assoc. - continued
             4.150%, due 04/22/04....... $  5,000,000    $   5,042,250
             4.020%, due 03/18/05.......    4,800,000        4,895,160
             6.500%, due 08/25/08.......    4,864,604        4,901,901
             6.090%, due 10/01/08.......      497,174          549,272
             6.000%, due 11/01/08.......      119,111          126,072
             6.500%, due 03/01/09.......       20,741           21,515
             5.500%, due 03/25/09.......   10,000,000       10,395,474
             5.000%, due 09/25/10.......    5,629,710        5,717,435
             6.625%, due 11/15/10(b)....    1,000,000        1,175,964
             7.000%, due 04/01/11.......      331,331          353,347
             7.000%, due 05/01/11.......      151,684          161,817
             6.000%, due 04/01/13.......      636,189          668,675
             5.500%, due 07/01/13.......      259,899          272,151
             8.000%, due 11/01/13.......      211,362          227,009
             6.500%, due 12/01/13.......      145,370          154,144
             5.500%, due 01/01/14.......      293,057          306,335
             6.000%, due 03/01/14.......       44,696           46,952
             8.000%, due 08/01/14.......       75,774           82,216
             6.500%, due 04/01/16.......       15,463           16,353
             6.500%, due 04/01/16.......    1,853,801        1,960,531
             6.500%, due 06/01/16.......      793,416          839,095
             6.500%, due 07/01/16.......    1,557,329        1,646,991
             6.500%, due 07/01/16.......      317,155          335,415
             6.500%, due 08/01/16.......      122,805          129,876
             6.500%, due 09/01/16.......      728,368          770,303
             6.500%, due 10/01/16.......    1,406,529        1,487,508
             6.500%, due 02/01/17.......      643,817          680,884
             6.500%, due 07/01/17.......      138,869          146,588
             6.500%, due 07/01/17.......      678,169          715,862
             6.500%, due 10/01/17.......      181,671          191,769
             5.000%, due 09/25/18.......    4,730,613        4,838,803
             6.250%, due 04/18/21.......    2,925,896        2,940,493
             8.000%, due 10/01/25.......       51,333           55,866
             6.000%, due 12/25/28.......    3,534,305        3,619,268
             6.000%, due 06/01/29.......      339,645          352,246
             6.500%, due 06/01/29.......      294,448          306,884
             6.500%, due 09/01/29.......      105,847          110,317
             7.500%, due 09/01/30.......       16,001           16,999
             5.500%, due TBA(a).........   10,500,000       10,880,625
                                                         -------------
                                                            67,353,667
                                                         -------------
            Federal National Mortgage Assoc., REMIC
             6.500%, due 05/17/15.......      438,737          447,724
             6.000%, due 01/25/22.......    6,480,534        6,572,021
             3.500%, due 07/25/22.......    6,768,348        6,816,092
             6.000%, due 08/25/22.......    1,857,235        1,963,144
             6.250%, due 10/25/22.......    6,638,523        6,944,326
             6.250%, due 08/25/28.......    2,844,426        2,897,123
                                                         -------------
                                                            25,640,430
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


            -------------------------------------------------------------
            Security                         Par            Value
            Description                     Amount         (Note 2)
            -------------------------------------------------------------

            Federal Agencies - continued
            Government National Mortgage Assoc.
             8.250%, due 02/15/09....... $     89,266    $      95,607
             6.000%, due 04/15/14.......      332,231          351,763
             7.000%, due 10/15/23.......      254,432          271,729
             5.500%, due 09/20/25.......    6,000,000        6,272,404
             7.500%, due 01/15/26.......      270,317          289,484
             6.500%, due 03/15/29.......       83,241           87,501
             6.500%, due 04/15/29.......      115,997          121,933
             6.500%, due 05/15/29.......      167,021          175,568
             6.500%, due 06/15/29.......      119,286          125,390
             6.500%, due 07/15/29.......      280,709          295,075
             6.500%, due 07/15/29.......      315,257          331,390
             6.500%, due 08/15/29.......      413,146          434,289
             6.500%, due 02/15/31.......      260,341          273,511
             6.500%, due 04/15/31.......      586,517          616,190
             6.500%, due 04/15/31.......      711,402          747,392
             6.500%, due 05/15/31.......       30,841           32,401
             6.500%, due 06/15/31.......      387,329          406,925
             6.500%, due 06/15/31.......       35,100           36,876
             6.500%, due 06/15/31.......      225,747          237,167
             6.500%, due 06/15/31.......      261,254          274,471
             6.500%, due 06/15/31.......       37,671           39,577
             6.500%, due 07/15/31.......      439,728          461,974
             6.500%, due 07/15/31.......      110,520          116,112
             6.500%, due 07/15/31.......      274,307          288,184
             6.500%, due 07/15/31.......       32,779           34,438
             6.500%, due 08/15/31.......       33,432           35,123
             6.500%, due 09/15/31.......       36,132           37,960
             6.500%, due 09/15/31.......       26,131           27,453
             6.500%, due 10/15/31.......      361,296          379,575
             6.500%, due 10/15/31.......      115,840          121,700
             6.500%, due 10/15/31.......       27,286           28,666
             6.500%, due 11/15/31.......      294,841          309,758
             6.500%, due 11/15/31.......      998,832        1,049,363
             6.500%, due 11/15/31.......      751,850          789,886
             6.500%, due 11/15/31.......       24,067           25,285
             5.500%, due 11/20/31.......    6,000,000        6,206,196
             6.500%, due 12/15/31.......      261,307          274,527
             6.500%, due 12/15/31.......      307,596          323,157
             6.500%, due 12/15/31.......      278,022          292,087
             6.500%, due 12/15/31.......      866,950          910,809
             6.500%, due 12/15/31.......      908,730          954,704
             6.500%, due 12/15/31.......      278,619          292,715
             6.500%, due 12/15/31.......      237,750          249,779
             6.500%, due 12/15/31.......       31,784           33,392
             6.500%, due 12/15/31.......      250,061          262,712
             6.500%, due 12/15/31.......      226,821          238,296
             6.500%, due 01/15/32.......      895,901          941,239
             6.500%, due 02/15/32.......      332,477          349,303
             6.500%, due 04/15/32.......      377,165          396,252
             6.500%, due 06/15/32.......    1,697,314        1,783,210

     ------------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ------------------------------------------------------------------------

     Federal Agencies - continued
     Government National Mortgage Assoc. - continued
      6.500%, due 07/15/32..................... $    137,139 $     144,079
      6.500%, due 08/15/32.....................      799,409       839,865
                                                             -------------
                                                                29,714,442
                                                             -------------
     Government National Mortgage Assoc., REMIC
      1.920%, due 02/16/30 ^...................      251,089       252,349
      1.920%, due 01/16/31 ^...................    1,946,786     1,946,539
                                                             -------------
                                                                 2,198,888
                                                             -------------
     U.S. Treasury Bond
      9.250%, due 02/15/16 (b).................    2,910,000     4,319,077
      7.500%, due 11/15/16 (b).................    6,800,000     8,894,720
      8.750%, due 05/15/17 (b).................      500,000       723,047
      8.875%, due 08/15/17 (b).................    2,000,000     2,923,672
      5.500%, due 08/15/28 (b).................   23,150,000    25,020,103
                                                             -------------
                                                                41,880,619
                                                             -------------
     U.S. Treasury Bond STRIPS 0.000%, due
       11/15/21 (b)............................    1,225,000       456,456
                                                             -------------
     U.S. Treasury Inflation Index Note
      3.625%, due 01/15/08 (b).................    2,805,400     3,078,929
      3.875%, due 01/15/09 (b).................    2,431,946     2,711,241
      3.375%, due 01/15/07 (b).................    4,577,000     4,958,182
                                                             -------------
                                                                10,748,352
                                                             -------------
     Total U.S. Government & Agency Obligations
     (Cost $379,414,903)                                       381,800,451
                                                             -------------
     Warrants - 0.0%
     United Mexican States
      0.000%, due 06/01/04 (d).................    1,500,000         4,875
      0.000%, due 06/01/05 (d).................    1,500,000           825
      0.000%, due 06/30/06 (d).................    1,500,000           825
      0.000%, due 06/01/07 (d).................    1,500,000           825
                                                             -------------
     Total Warrants (Cost $0)                                        7,350
                                                             -------------

     Short-Term Investments - 41.5%
     Financial Services - 9.6%
     Eksportfinans AS
      1.250%, due 01/02/03..................... $  3,200,000     3,199,889
      1.325%, due 02/21/03.....................    7,200,000     7,186,485
     HBOS Treasury Services Plc
      1.330%, due 02/11/03.....................   20,400,000    20,369,099
      1.345%, due 03/10/03.....................    2,400,000     2,393,903
     UBS Finance, Inc.
      1.200%, due 01/02/03.....................   10,000,000     9,999,667
      1.320%, due 02/19/03.....................    3,000,000     2,994,610
      1.350%, due 03/19/03.....................   11,500,000    11,466,794
      1.315%, due 04/04/03.....................    1,200,000     1,195,923
                                                             -------------
                                                                58,806,370
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------------
     Security                                     Shares/Par        Value
     Description                                    Amount         (Note 2)
     ----------------------------------------------------------------------------

     U.S. Government & Agency Obligations - 13.0%
     Federal Home Loan Mortgage Corp.
       1.283%, due 03/27/03..................... $  2,500,000    $   2,492,430
     Federal National Mortgage Assoc.
      1.700%, due 01/15/03......................    7,900,000        7,894,777
      1.705%, due 01/15/03......................    7,000,000        6,995,359
      1.235%, due 02/12/03......................       90,000           89,870
      1.240%, due 02/12/03......................      705,000          703,980
      1.270%, due 05/14/03......................    9,400,000        9,355,895
      1.290%, due 05/14/03......................    9,300,000        9,255,678
      1.250%, due 05/27/03......................   37,000,000       36,812,431
     U.S. Treasury Bill
      1.190%, due 02/13/03......................    2,000,000        1,997,157
      1.190%, due 02/13/03(b)...................    1,565,000        1,562,955
      1.195%, due 02/13/03......................      175,000          174,750
      1.200%, due 02/13/03......................    1,000,000          998,567
      1.115%, due 02/20/03......................       10,000            9,984
      1.125%, due 02/20/03......................      380,000          379,426
      1.135%, due 02/20/03......................      500,000          499,212
      1.139%, due 02/20/03......................      100,000           99,842
      1.157%, due 02/20/03......................      250,000          249,598
      1.192%, due 02/20/03......................      325,000          324,462
                                                                 -------------
                                                                    79,896,373
                                                                 -------------
     Commercial Paper - 9.4%
     BP America Inc. 1.340%, due 03/26/03.......   10,000,000        9,968,733
     CDC Commercial Paper, Inc.
      1.310%, due 02/19/03......................    2,200,000        2,196,077
      1.320%, due 03/06/03......................    2,700,000        2,693,664
     Danske Corp.
      1.320%, due 03/13/03......................   20,500,000       20,446,632
      1.310%, due 03/18/03......................    3,200,000        3,191,150
     Lloyds Bank Plc
      1.300%, due 03/11/03......................    2,400,000        2,394,020
      1.305%, due 03/19/03......................    5,500,000        5,484,648
      1.310%, due 03/19/03......................    2,300,000        2,293,556
     National Australia Funding (Delaware), Inc.
       1.410%, due 01/02/03.....................    8,600,000        8,599,663
                                                                 -------------
                                                                    57,268,143
                                                                 -------------
     Repurchase Agreement - 0.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/02 at 0.25% to be repurchased
       at $5,312,074 on 01/02/03
       collateralized by $3,810,000 USTB
       8.125% due 05/15/21 with a value of
       $5,424,411...............................    5,312,000        5,312,000
                                                                 -------------
     Money Market - 8.6%
     State Street Navigator Securities Lending
       Prime Portfolio(e).......................   52,790,791       52,790,791
                                                                 -------------
     Total Short-Term Investments
     (Cost $254,073,435)                                           254,073,677
                                                                 -------------

         -------------------------------------------------------------
         Security                                           Value
         Description                                       (Note 2)
         -------------------------------------------------------------

         TOTAL INVESTMENTS - 126.1%
         (Cost $765,575,534)                            $ 771,670,740

         Other Assets and Liabilities (net) - (26.1%)    (159,757,637)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 611,913,103
                                                        =============

Portfolio Footnotes:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTB - United States Treasury Bond

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2002, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------

                 AAA/Government/Government Agency        76.61%
                 AA                                       0.34
                 A                                       15.27
                 BBB                                      5.46
                 BB                                       0.85
                 B                                        1.36
                 Below B                                  0.11
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002


Portfolio Footnotes - continued

                                             Strike   Number of      Value
  Put Options                     Expiration Price    Contracts     (Note 2)
  ----------------------------------------------------------------------------
  10 Year U.S. Treasury Note
   Futures....................... 02/21/2003 $109.00         (97) $   (10,609)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005    7.00 (11,200,000)    (128,195)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005    6.65 (51,800,000)    (736,855)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005    6.00 (19,900,000)    (578,831)
                                                                  -----------
  (Written Option Premium
   $1,768,034)...................                                 $(1,454,490)
                                                                  ===========

                                               Strike   Number of     Value
 Call Options                       Expiration Price    Contracts    (Note 2)
 -----------------------------------------------------------------------------
 10 Year U.S. Treasury Note Futures 02/21/2003 $117.00         (97) $ (63,657)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 01/07/2005    4.00 (11,200,000)  (218,322)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 10/20/2003    4.00 (19,300,000)  (310,614)
 OTC 3 Month LIBOR Interest Rate
  Swap............................. 09/23/2005    4.00 (19,900,000)  (344,230)
                                                                    ---------
 (Written Option Premium
  $1,022,986)......................                                 $(936,823)
                                                                    =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Common Stocks - 94.9%
          Biotechnology - 1.4%
          Genentech, Inc.*(a).....................     200 $     6,632
          Gilead Sciences, Inc.*(a)...............  11,900     404,600
                                                           -----------
                                                               411,232
                                                           -----------
          Commercial Services - 2.7%
          Accenture, Ltd. - Class A *(a)..........  44,800     805,952
                                                           -----------
          Communications - 6.7%
          CIENA Corp.*(a).........................  58,400     300,176
          JDS Uniphase Corp.*(a)..................  93,200     230,204
          Nokia Oyj (ADR)(a)......................  36,100     559,550
          QUALCOMM, Inc.*.........................  12,700     462,153
          UTStarcom, Inc.*(a).....................  20,700     410,481
                                                           -----------
                                                             1,962,564
                                                           -----------
          Computer Software & Processing - 20.7%
          BEA Systems, Inc.*(a)...................  61,300     703,111
          Cognizant Technology Solutions Corp.*(a)   3,300     238,359
          Infosys Technologies Ltd (ADR)(a).......   3,000     208,650
          Mercury Interactive Corp.*(a)...........  25,300     750,145
          Microsoft Corp.*........................  16,600     858,220
          Oracle Corp.*...........................  81,404     879,163
          Pixar, Inc.*(a).........................   5,500     291,445
          SAP AG (ADR)(a).........................  29,100     567,450
          Siebel Systems, Inc.*(a)................  31,400     234,872
          Symantec Corp.*(a)......................  15,000     607,650
          VERITAS Software Corp.*.................  28,400     443,608
          WebMD Corp.*(a).........................  33,700     288,135
                                                           -----------
                                                             6,070,808
                                                           -----------
          Computers & Business Equipment - 1.3%
          Seagate Technology, Inc.*(a)............  35,200     377,696
                                                           -----------
          Computers & Information - 13.3%
          Dell Computer Corp. *...................  32,500     869,050
          Emulex Corp.*(a)........................  38,472     713,656
          Hewlett-Packard Co......................  31,000     538,160
          International Business Machines Corp....   9,800     759,500
          Juniper Networks, Inc.*(a)..............  41,700     283,560
          Western Digital Corp.*(a)...............  45,300     289,467
          Yahoo!, Inc.*(a)........................  28,300     462,705
                                                           -----------
                                                             3,916,098
                                                           -----------
          Electrical Equipment - 0.8%
          Kulicke & Soffa Industries, Inc.*(a)....  42,800     244,816
                                                           -----------
          Electronics - 17.2%
          Agere Systems, Inc. - Class A*..........  96,100     138,384
          Altera Corp.*...........................  38,600     475,938
          Broadcom Corp. - Class A*(a)............  38,800     584,328
          Cypress Semiconductor Corp.*(a).........  25,800     147,576
          Flextronics International, Ltd.*........  59,000     483,210
          GlobespanVirata, Inc.*..................   7,035      31,024

        ----------------------------------------------------------------
        Security                                                Value
        Description                                   Shares   (Note 2)
        ----------------------------------------------------------------

        Electronics - continued
        Microchip Technology, Inc....................  18,578 $  454,232
        Novellus Systems, Inc.*(a)...................  10,400    292,032
        QLogic Corp.*(a).............................  12,700    438,277
        RF Micro Devices, Inc.*(a)...................  74,100    543,153
        Sanmina Corp.*...............................  92,915    417,188
        United Microelectronics Corp. (ADR)(a).......  62,579    210,266
        Vishay Intertechnology, Inc.*(a).............  24,300    271,674
        Vitesse Semiconductor Corp.*(a)..............  28,900     63,147
        Xilinx, Inc.*(a).............................  24,700    508,820
                                                              ----------
                                                               5,059,249
                                                              ----------
        Entertainment & Leisure - 0.6%
        International Game Technology*(a)............   2,300    174,616
                                                              ----------
        Health Care Products - 2.8%
        Boston Scientific Corp.*(a)..................   9,300    395,436
        Zimmer Holdings, Inc.*.......................  10,100    419,352
                                                              ----------
                                                                 814,788
                                                              ----------
        Heavy Machinery - 1.0%
        Applied Materials, Inc.*(a)..................  21,700    282,751
                                                              ----------
        Media - Broadcasting & Publishing - 0.6%
        Clear Channel Communications, Inc.*..........   4,700    175,263
        Comcast Corp. - Class A*(a)..................       1         23
                                                              ----------
                                                                 175,286
                                                              ----------
        Networking - 1.0%
        Cisco Systems, Inc.*.........................  22,800    298,680
                                                              ----------
        Pharmaceuticals - 4.5%
        Amgen, Inc.*.................................  10,600    512,404
        Cephalon, Inc.*(a)...........................   5,400    262,807
        IDEC Pharmaceuticals Corp.*(a)...............     100      3,317
        Scios, Inc.*(a)..............................     200      6,516
        Teva Pharmaceutical Industries, Ltd. (ADR)(a)  13,700    528,957
                                                              ----------
                                                               1,314,001
                                                              ----------
        Retailers - 4.8%
        Amazon.com, Inc.*(a).........................  34,900    659,261
        eBay, Inc.*(a)...............................  11,000    746,020
                                                              ----------
                                                               1,405,281
                                                              ----------
        Semiconductors - 13.9%
        Cree, Inc.*(a)...............................  17,400    284,490
        Intel Corp...................................  19,600    305,172
        International Rectifier Corp.*(a)............   6,400    118,144
        KLA-Tencor Corp.*(a).........................  14,300    505,791
        Marvell Technology Group, Ltd.*(a)...........  29,699    560,123
        Maxim Integrated Products, Inc...............   3,400    112,336
        National Semiconductor Corp.*(a).............  44,300    664,943
        Silicon Laboratories, Inc.*(a)...............   8,200    156,456
        Taiwan Semiconductor Manufacturing Co., Ltd.
          (ADR)(a)................................... 100,941    711,634
        Teradyne, Inc. *(a)..........................  51,656    672,045
                                                              ----------
                                                               4,091,134
                                                              ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                   Shares/Par   Value
       Description                                  Amount    (Note 2)
       -----------------------------------------------------------------

       Telephone Systems - 1.6%
       Amdocs, Ltd.*(a)..........................     22,800 $   223,896
       Vodafone Group Plc (ADR)(a)...............     12,900     233,748
                                                             -----------
                                                                 457,644
                                                             -----------
       Total Common Stocks (Cost $29,051,173)                 27,862,596
                                                             -----------

       Short-Term Investments - 34.6%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated 12/31/02 at
         0.15% to be repurchased at $1,124,009 on
         01/02/03 collateralized by $670,000
         USTB 11.25% due 02/15/15 with a value of
         $1,147,375.............................. $1,124,000   1,124,000
       State Street Navigator Securities Lending
         Prime Portfolio(b)......................  9,037,575   9,037,575
                                                             -----------
       Total Short-Term Investments
       (Cost $10,161,575)                                     10,161,575
                                                             -----------

          -----------------------------------------------------------
          Security                                          Value
          Description                                      (Note 2)
          -----------------------------------------------------------

          TOTAL INVESTMENTS - 129.5%
          (Cost $39,212,748)                             $38,024,171

          Other Assets and Liabilities (net) - (29.5%)    (8,656,021)
                                                         -----------

          TOTAL NET ASSETS - 100.0%                      $29,368,150
                                                         ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Common Stocks - 97.3%
         Aerospace & Defense - 1.8%
         Honeywell International, Inc............... 20,600 $   494,400
         Lockheed Martin Corp.......................  6,000     346,500
         Raytheon Co................................  9,100     279,825
                                                            -----------
                                                              1,120,725
                                                            -----------
         Airlines - 1.2%
         Southwest Airlines Co...................... 50,900     707,510
                                                            -----------
         Automotive - 0.9%
         AutoZone, Inc.*............................  7,700     544,005
                                                            -----------
         Banking - 7.9%
         Bank of America Corp.......................  2,800     194,796
         Bank of New York Co., Inc.................. 35,000     838,600
         Capital One Financial Corp................. 10,400     309,088
         Comerica, Inc..............................  8,850     382,674
         Fifth Third Bancorp........................  3,500     204,925
         MBNA Corp.................................. 21,500     408,930
         TCF Financial Corp.........................  4,800     209,712
         U.S. Bancorp............................... 59,600   1,264,712
         Wells Fargo Co.............................  7,600     356,212
         Zions Bancorporation....................... 15,700     617,779
                                                            -----------
                                                              4,787,428
                                                            -----------
         Beverages, Food & Tobacco - 6.2%
         General Mills, Inc.........................  4,400     206,580
         Kraft Foods, Inc. - Class A................ 21,600     840,888
         PepsiCo, Inc............................... 30,600   1,291,932
         Philip Morris Co., Inc..................... 34,800   1,410,444
                                                            -----------
                                                              3,749,844
                                                            -----------
         Chemicals - 1.3%
         Ciba Specialty Chemicals AG................  2,537     176,825
         PPG Industries, Inc........................  8,900     446,335
         Rohm & Haas Co.............................  5,600     181,888
                                                            -----------
                                                                805,048
                                                            -----------
         Commercial Services - 0.1%
         BearingPoint, Inc.*........................ 11,300      77,970
                                                            -----------
         Communications - 1.3%
         EchoStar Communications Corp. - Class A*(a) 20,400     454,104
         Nokia Oyj (ADR)............................ 10,900     168,950
         QUALCOMM, Inc.*............................  4,800     174,672
                                                            -----------
                                                                797,726
                                                            -----------
         Computer Software & Processing - 5.7%
         Adobe Systems, Inc.........................  7,000     173,607
         BMC Software, Inc.*........................ 10,900     186,499
         Computer Associates International, Inc..... 42,400     572,400
         Microsoft Corp.*........................... 45,300   2,342,010
         NCR Corp.*.................................  7,800     185,172
                                                            -----------
                                                              3,459,688
                                                            -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Computers & Information - 4.1%
           Dell Computer Corp.*................... 24,700 $   660,478
           Hewlett-Packard Co..................... 82,200   1,426,992
           Lexmark International, Inc.*...........  6,100     369,050
                                                          -----------
                                                            2,456,520
                                                          -----------
           Cosmetics & Personal Care - 0.3%
           Avon Products, Inc.....................  3,900     210,093
                                                          -----------
           Electric Utilities - 3.4%
           CenterPoint Energy, Inc................ 28,000     238,000
           Edison International................... 42,200     500,070
           Entergy Corp...........................  5,300     241,627
           FirstEnergy Corp.......................  5,900     194,523
           Nisource, Inc.......................... 10,100     202,000
           PG&E Corp.*............................ 15,900     221,010
           Progress Energy, Inc...................  4,500     195,075
           Reliant Resources, Inc.*............... 81,205     259,856
                                                          -----------
                                                            2,052,161
                                                          -----------
           Electrical Equipment - 0.3%
           Emerson Electric Co....................  4,000     203,400
                                                          -----------
           Electronics - 3.0%
           Advantest Corp. (ADR).................. 15,100     162,023
           Analog Devices, Inc.*..................  6,800     162,316
           Intel Corp............................. 75,300   1,172,421
           Motorola, Inc.......................... 33,500     289,775
                                                          -----------
                                                            1,786,535
                                                          -----------
           Entertainment & Leisure - 1.5%
           International Game Technology*.........  2,500     189,800
           Royal Caribbean Cruises, Ltd........... 28,900     482,630
           Walt Disney Co......................... 14,800     241,388
                                                          -----------
                                                              913,818
                                                          -----------
           Environmental Controls - 0.3%
           Waste Management, Inc..................  8,100     185,652
                                                          -----------
           Financial Services - 4.0%
           Citigroup, Inc......................... 68,300   2,403,477
                                                          -----------
           Forest Products & Paper - 2.3%
           Kimberly-Clark Corp.................... 20,350     966,014
           Smurfit-Stone Container Corp.*......... 13,800     212,396
           Weyerhaeuser Co........................  4,800     236,208
                                                          -----------
                                                            1,414,618
                                                          -----------
           Health Care Products - 1.8%
           Baxter International, Inc.............. 26,000     728,000
           Boston Scientific Corp.*...............  4,500     191,340
           Medtronic, Inc.........................  3,400     155,040
                                                          -----------
                                                            1,074,380
                                                          -----------
           Health Care Providers & Services - 0.7%
           HCA, Inc...............................  6,400     265,600
           Wellpoint Health Networks, Inc.*.......  2,423     172,421
                                                          -----------
                                                              438,021
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Heavy Machinery - 2.3%
          Ingersoll-Rand Co. - Class A............ 16,600 $   714,796
          Parker-Hannifin Corp.................... 14,300     659,659
                                                          -----------
                                                            1,374,455
                                                          -----------
          Industrial - Diversified - 1.7%
          Tyco International, Ltd................. 61,180   1,044,954
                                                          -----------
          Industrial Machinery - 1.1%
          Dover Corp.............................. 22,000     641,520
                                                          -----------
          Insurance - 5.9%
          ACE, Ltd................................ 21,000     616,140
          American International Group, Inc....... 37,650   2,178,053
          Radian Group, Inc.......................  9,800     364,070
          XL Capital, Ltd. - Class A..............  5,201     401,777
                                                          -----------
                                                            3,560,040
                                                          -----------
          Lodging - 1.1%
          Hilton Hotels Corp...................... 51,900     659,649
                                                          -----------
          Media - Broadcasting & Publishing - 2.9%
          AOL Time Warner, Inc.*.................. 17,500     229,250
          Comcast Corp. - Class A*................ 33,469     788,864
          Liberty Media Corp. - Class A*.......... 80,620     720,743
                                                          -----------
                                                            1,738,857
                                                          -----------
          Metals - 0.3%
          Alcoa, Inc..............................  7,700     175,406
                                                          -----------
          Mining - 0.3%
          BHP Billiton, Ltd....................... 32,935     188,122
                                                          -----------
          Oil & Gas - 6.4%
          Burlington Resources, Inc...............  4,400     187,660
          ENI SpA................................. 20,550     326,494
          Exxon Mobil Corp........................ 76,900   2,686,886
          GlobalSantaFe Corp......................  8,700     211,584
          Total Fina Elf S.A. (ADR)...............  6,000     429,000
                                                          -----------
                                                            3,841,624
                                                          -----------
          Pharmaceuticals - 12.6%
          Abbott Laboratories..................... 27,500   1,100,000
          Amgen, Inc.*............................ 10,000     483,400
          Cardinal Health, Inc.................... 17,538   1,038,074
          Forest Laboratories, Inc.*..............  9,400     923,268
          Johnson & Johnson....................... 27,350   1,468,969
          MedImmune, Inc.*........................  6,600     179,322
          Novartis AG (ADR).......................     14         514
          Pfizer, Inc............................. 26,500     810,105
          Pharmacia Corp.......................... 33,700   1,408,660
          Wyeth...................................  4,900     183,260
                                                          -----------
                                                            7,595,572
                                                          -----------
          Real Estate - 0.3%
          Equity Office Properties Trust (REIT)...  7,200     179,856
                                                          -----------
          Restaurants - 0.6%
          Yum! Brands, Inc.*...................... 15,200     368,144
                                                          -----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Retailers - 6.6%
      Best Buy Co., Inc.*........................      7,500 $   181,125
      J.C. Penney Co., Inc.......................      7,800     179,478
      Kohl's Corp.*..............................      4,250     237,788
      Lowes Co., Inc.............................     21,100     791,250
      Office Depot, Inc.*........................     39,200     578,592
      Target Corp................................     31,900     957,000
      TJX Companies, Inc.........................     13,000     253,760
      Wal-Mart Stores, Inc.......................     16,200     818,262
                                                             -----------
                                                               3,997,255
                                                             -----------
      Telephone Systems - 3.6%
      AT&T Corp..................................      7,800     203,658
      BellSouth Corp.............................     32,500     840,775
      CenturyTel, Inc............................      6,700     196,846
      Verizon Communications, Inc................     24,100     933,875
                                                             -----------
                                                               2,175,154
                                                             -----------
      Transportation - 1.5%
      Union Pacific Corp.........................     14,750     883,083
                                                             -----------
      U.S. Government Agency - 2.0%
      Federal Home Loan Mortgage Corp............     20,700   1,222,335
                                                             -----------
      Total Common Stocks
      (Cost $ 62,082,882)                                     58,834,645
                                                             -----------
      Short-Term Investments - 3.1%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 0.15% to be repurchased
        at $1,577,013 on 01/02/03
        collateralized by $940,000 USTB
        11.25% due 02/15/15 with a value of
        $1,609,750............................... $1,577,000   1,577,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................    297,344     297,344
                                                             -----------
      Total Short-Term Investments
      (Cost $ 1,874,344)                                       1,874,344
                                                             -----------

      TOTAL INVESTMENTS - 100.4%
      (Cost $ 63,957,226)                                     60,708,989

      Other Assets and Liabilities (net) - (0.4%)               (255,325)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $60,453,664
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

USTB - United States Treasury Bond

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Common Stocks - 86.5%
         Advertising - 0.8%
         Getty Images, Inc.*....................... 13,900 $    424,645
                                                           ------------
         Aerospace & Defense - 0.4%
         Engineered Support Systems, Inc...........  6,700      245,622
                                                           ------------
         Airlines - 0.2%
         Frontier Airlines, Inc.*(a)............... 19,500      131,820
                                                           ------------
         Apparel Retailers - 5.0%
         Chico's FAS, Inc.*(a)..................... 23,698      448,129
         Christopher & Banks Corp.*(a)............. 11,700      242,775
         Fossil, Inc.*(a)..........................  9,750      198,315
         Gymboree Corp.*(a)........................ 18,100      287,066
         Hot Topic, Inc.*(a)....................... 15,350      351,208
         J. Jill Group, Inc.*(a)................... 16,649      232,753
         Pacific Sunwear of California, Inc.*(a)... 17,550      310,460
         Quiksilver, Inc.*.........................  8,300      221,278
         Too, Inc.*................................ 12,800      301,056
         Urban Outfitters, Inc.*(a)................  8,300      195,631
                                                           ------------
                                                              2,788,671
                                                           ------------
         Automotive - 1.5%
         CarMax, Inc.*(a).......................... 15,300      273,564
         Copart, Inc.*(a).......................... 15,050      178,192
         Monaco Coach Corp.*(a).................... 13,900      230,045
         Superior Industries International, Inc.(a)  3,600      148,896
                                                           ------------
                                                                830,697
                                                           ------------
         Banking - 2.4%
         East West Bancorp, Inc....................  5,600      202,048
         Prosperity Bancshares, Inc.(a)............ 12,500      237,500
         Silicon Valley Bancshares*(a).............  8,300      151,475
         Southwest Bancorp. of Texas, Inc.*(a).....  8,400      242,004
         Sterling Bancshares, Inc..................  9,000      109,980
         UCBH Holdings, Inc.(a)....................  5,600      237,720
         Whitney Holding Corp......................  4,200      139,986
                                                           ------------
                                                              1,320,713
                                                           ------------
         Beverages, Food & Tobacco - 1.6%
         Horizon Organic Holding Corp.*............ 11,100      179,709
         Performance Food Group Co.*(a)............ 11,100      376,945
         United Natural Foods, Inc.*............... 13,900      352,365
                                                           ------------
                                                                909,019
                                                           ------------
         Biotechnology - 1.1%
         Affymetrix, Inc.*(a)...................... 11,100      254,079
         Cytyc Corp.*.............................. 27,800      283,560
         Genencor Intl., Inc.*(a)..................  9,700       94,866
                                                           ------------
                                                                632,505
                                                           ------------
         Building Materials - 1.1%
         D.R. Horton, Inc.(a)......................  8,200      142,270
         Insight Enterprises, Inc.*................ 19,500      162,045

           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Building Materials - continued
           Toll Brothers, Inc.*(a)..............  5,600 $    113,120
           Trex Co., Inc.*(a)...................  5,600      197,680
                                                        ------------
                                                             615,115
                                                        ------------
           Chemicals - 0.4%
           Spartech Corp........................  9,700      200,111
                                                        ------------
           Commercial Services - 10.9%
           Advisory Board Co.*..................  8,300      248,170
           ASE Test, Ltd.*(a)................... 16,800       67,200
           Career Education Corp.*(a)...........  5,600      224,000
           Cerner Corp.*(a).....................  9,700      303,222
           Coinstar, Inc.*(a)...................  8,300      187,995
           Corinthian Colleges, Inc.*(a)........  5,600      212,016
           Corporate Executive Board Co.*(a).... 11,100      354,312
           Covance, Inc.*(a)....................  7,800      191,802
           Digital Insight Corp.*(a)............  9,700       84,293
           Education Management Corp.*(a).......  8,300      312,080
           Euronet Worldwide, Inc.*(a).......... 25,900      194,509
           Express Scripts, Inc. - Class A*(a)..  5,600      269,024
           Forrester Research, Inc.*............ 11,100      172,827
           FTI Consulting, Inc.*(a).............  5,600      224,840
           ICON Plc (ADR)*......................  8,300      223,353
           InterCept, Inc.*.....................  8,300      140,528
           Iron Mountain, Inc.*................. 10,400      343,304
           NCO Group, Inc.*(a).................. 11,100      177,045
           Pediatrix Medical Group, Inc.*(a)....  6,700      268,402
           PRG-Shultz International, Inc.*(a)... 19,500      173,550
           ProBusiness Services, Inc.*(a)....... 25,000      250,000
           Rent-A-Center, Inc.*(a)..............  7,800      389,610
           ScanSource, Inc.*(a).................  4,700      231,710
           Steiner Leisure, Ltd.*(a)............ 11,100      154,734
           Stericycle, Inc.*(a).................  8,900      288,173
           Waste Connections, Inc.*(a)..........  9,700      374,517
                                                        ------------
                                                           6,061,216
                                                        ------------
           Communications - 1.7%
           Aeroflex, Inc.*(a)................... 23,700      163,530
           Anaren Microwave, Inc.*(a)........... 12,500      110,000
           SafeNet, Inc.*(a).................... 11,100      281,385
           Titan Corp.*......................... 16,700      173,680
           UTStarcom, Inc.*(a)..................  9,700      192,351
                                                        ------------
                                                             920,946
                                                        ------------
           Computer Software & Processing - 7.2%
           Activision, Inc.*(a).................  6,600       96,294
           Autodesk, Inc........................ 12,500      178,750
           Business Objects S.A. (ADR)*(a)...... 12,400      186,000
           Catapult Communications Corp.*.......  7,500       89,625
           Cognos, Inc. (Canada)*(a)............ 11,100      260,295
           Documentum, Inc.*(a)................. 22,300      349,218
           DoubleClick, Inc.*................... 19,500      110,370
           EPIQ Systems, Inc.*(a)............... 11,100      170,052

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computer Software & Processing - continued
          Internet Security Systems, Inc.*(a)....  9,700 $    177,801
          Intrado, Inc.*(a)......................  6,900       67,620
          Macromedia, Inc.*(a)................... 27,800      296,070
          National Instruments Corp.*(a)......... 11,100      360,639
          NetScreen Technologies, Inc.*(a)....... 13,900      234,076
          Network Associates, Inc.*(a)........... 10,377      166,966
          Pinnacle Systems, Inc.*................ 27,800      378,358
          Red Hat, Inc.*(a)...................... 39,000      230,490
          SonicWALL, Inc.*(a).................... 22,300       80,949
          Take-Two Interactive Software, Inc.*(a) 11,100      260,739
          Websense, Inc.*........................ 13,900      296,918
                                                         ------------
                                                            3,991,230
                                                         ------------
          Computers & Information - 3.1%
          Avocent Corp.*......................... 13,100      291,082
          CACI International, Inc. - Class A*....  8,300      295,812
          FactSet Research Systems, Inc.(a)......  9,500      268,565
          Kronos, Inc.*..........................  5,600      207,144
          M-Systems Flash Disk Pioneers, Ltd.*(a) 19,500      142,545
          MCSi, Inc.*(a)......................... 10,300       48,925
          OneSource Information Services, Inc.*.. 13,900      107,030
          Pixar, Inc.*(a)........................  7,000      370,930
                                                         ------------
                                                            1,732,033
                                                         ------------
          Distribution/Wholesale - 0.5%
          Daisytek International Corp.*(a)....... 13,900      110,227
          Fastenal Co.(a)........................  4,200      157,038
                                                         ------------
                                                              267,265
                                                         ------------
          Electrical Equipment - 2.6%
          Advanced Energy Industries, Inc.*(a)...  8,300      105,576
          Credence Systems Corp.*(a)............. 13,400      125,022
          FEI Co.*(a)............................ 12,200      186,538
          FLIR Systems, Inc.*(a).................  6,700      326,960
          Keithley Instruments, Inc.............. 15,600      195,000
          Mykrolis Corp.*........................ 33,400      243,820
          Tektronix, Inc.*....................... 14,300      260,117
                                                         ------------
                                                            1,443,033
                                                         ------------
          Electronics - 7.6%
          02Micro Intl., Ltd.*(a)................ 16,700      162,808
          Actel Corp.*(a)........................ 15,700      254,654
          ChipPAC, Inc. - Class A*(a)............ 43,800      155,490
          Cree, Inc.*(a)......................... 18,100      295,935
          Cymer, Inc.*(a)........................  7,000      225,750
          Exar Corp.*(a)......................... 12,500      155,000
          Fisher Scientific Int'l., Inc.*........  4,700      141,376
          II-VI, Inc.*........................... 10,000      160,600
          Integrated Circuit Systems, Inc.*(a)... 16,700      304,775
          Integrated Defense Technologies, Inc.*.  8,300      120,350
          Intersil Corp. - Class A*(a)........... 10,376      144,642
          KEMET Corp.*(a)........................ 13,900      121,486

        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Electronics - continued
        NVIDIA Corp.*(a)...........................  9,700 $    111,647
        OmniVision Technologies, Inc.*(a).......... 11,100      150,627
        Photon Dynamics, Inc.*(a).................. 13,900      316,920
        Pixelworks, Inc.*(a)....................... 16,700       96,860
        Power-One, Inc.*(a)........................ 20,900      118,503
        Semtech Corp.*(a).......................... 16,600      181,272
        Silicon Storage Technology, Inc.*(a)....... 21,200       85,648
        Varian Semiconductor Equipment Associates,
          Inc.*(a)................................. 11,100      263,747
        Wilson Greatbatch Techologies, Inc.*(a).... 13,900      405,880
        Zoran Corp.*(a)............................ 15,900      223,713
                                                           ------------
                                                              4,197,683
                                                           ------------
        Entertainment & Leisure - 1.3%
        Alliance Gaming Corp.*..................... 13,900      236,717
        Kerzner International, Ltd.*...............  8,300      166,664
        Regal Entertainment Group - Class A........  5,400      115,668
        Shuffle Master, Inc.*(a)................... 11,100      212,121
                                                           ------------
                                                                731,170
                                                           ------------
        Financial Services - 1.3%
        Affiliated Managers Group, Inc.*(a)........  3,900      196,170
        Doral Financial Corp.......................  6,700      191,620
        eSPEED, Inc. - Class A*(a)................. 11,100      188,045
        Investors Financial Services Corp.(a)......  5,600      153,384
                                                           ------------
                                                                729,219
                                                           ------------
        Food Retailers - 0.5%
        Whole Foods Market, Inc.*(a)...............  5,600      295,288
                                                           ------------
        Health Care Products - 7.8%
        Advanced Neuromodulation Systems, Inc.*....  3,600      126,360
        American Medical Systems Holdings, Inc.*(a)  8,300      134,543
        Biosite, Inc.*(a)..........................  7,000      238,140
        Bruker AXS, Inc.*(a)....................... 26,500       47,965
        Bruker Daltonics, Inc.*(a)................. 16,700       81,162
        Cambrex Corp.(a)...........................  9,700      293,037
        CTI Molecular Imaging, Inc.*(a)............  7,000      172,620
        Diagnostic Products Corp...................  6,400      247,168
        DIANON Systems, Inc.*(a)...................  6,400      305,344
        ICU Medical, Inc.*.........................  8,350      311,455
        Integra LifeSciences Holdings*.............  9,700      171,205
        Med-Design Corp.*(a)....................... 15,500      124,899
        Priority Healthcare Corp. - Class B*(a).... 11,100      257,520
        ResMed, Inc.*(a)...........................  8,900      272,073
        SangStat Medical Corp.*(a)................. 14,700      166,110
        STERIS Corp.*.............................. 11,100      269,175
        Techne Corp.*(a)...........................  9,700      277,109
        Varian, Inc.*.............................. 13,900      398,791
        Wright Medical Group, Inc.*(a).............  8,300      144,910
        Zoll Medical Corp.*(a).....................  8,100      288,927
                                                           ------------
                                                              4,328,513
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Health Care Providers & Services - 5.1%
        Accredo Health, Inc.*(b)................... 15,049 $    530,477
        Centene Corp.*(a)..........................  4,200      141,078
        DaVita, Inc.*(a)........................... 11,100      273,837
        First Health Group Corp.*.................. 11,100      270,285
        IMPAC Medical Systems, Inc.*(a)............  8,800      162,976
        Laboratory Corporation of America Holdings*  4,800      111,552
        LifePoint Hospitals, Inc.*(a).............. 15,000      448,965
        Odyssey Healthcare, Inc.*..................  7,000      242,900
        Pharmaceutical Product Development, Inc.*.. 11,100      324,897
        Triad Hospitals, Inc.*(a).................. 11,100      331,113
                                                           ------------
                                                              2,838,080
                                                           ------------
        Heavy Machinery - 1.1%
        AGCO Corp.*(a).............................  7,500      165,750
        Asyst Technologies, Inc.*(a)............... 18,100      133,035
        FMC Technologies, Inc.*(a)................. 11,100      226,773
        Manitowoc Co., Inc.(a).....................  3,900       99,450
                                                           ------------
                                                                625,008
                                                           ------------
        Industrial - Diversified - 0.3%
        Shaw Group, Inc.*(a).......................  8,000      131,600
        Summa Industries*..........................  5,600       53,648
                                                           ------------
                                                                185,248
                                                           ------------
        Insurance - 1.3%
        Fidelity National Financial, Inc.(a).......  6,769      222,226
        HCC Insurance Holdings, Inc.(a)............ 11,100      273,060
        Hilb, Rogal & Hamilton Co.(a)..............  5,600      229,040
                                                           ------------
                                                                724,326
                                                           ------------
        Lodging - 0.4%
        Station Casinos, Inc.*(a).................. 12,500      221,250
                                                           ------------
        Media - Broadcasting & Publishing - 2.1%
        Cox Radio, Inc. - Class A*(a)..............  6,100      139,141
        Entercom Communications Corp.*(a)..........  3,100      145,452
        Entravision Communications Corp.*.......... 25,000      249,500
        Macrovision Corp.*......................... 15,300      245,412
        Radio One, Inc. - Class A*................. 12,500      182,750
        Radio One, Inc. - Class D*(a).............. 14,800      213,564
                                                           ------------
                                                              1,175,819
                                                           ------------
        Metals - 0.3%
        Gibraltar Steel Corp.......................  8,300      158,032
                                                           ------------
        Miscellaneous Manufacturing - 1.1%
        Applied Films Corp.*(a).................... 16,700      333,833
        Armor Holdings, Inc.*(a)...................  9,700      133,569
        TiVo, Inc.*(a)............................. 27,800      145,394
                                                           ------------
                                                                612,796
                                                           ------------
        Oil & Gas - 6.0%
        Cal Dive International, Inc.*.............. 19,500      458,250
        Chesapeake Energy Corp.(a)................. 39,000      301,860
        Forest Oil Corp.*(a).......................  8,300      229,495

      -------------------------------------------------------------------
      Security                                                  Value
      Description                                     Shares   (Note 2)
      -------------------------------------------------------------------

      Oil & Gas - continued
      Key Energy Services, Inc.*..................... 30,600 $    274,482
      National-Oilwell, Inc.*........................  7,000      152,880
      Newfield Exploration Co.*......................  7,000      252,350
      Newpark Resources, Inc.*(a).................... 25,800      112,230
      Patterson-UTI Energy, Inc.*(a)................. 14,500      437,465
      Pride Intl., Inc.*(a).......................... 16,700      248,830
      Spinnaker Exploration Co.*(a)..................  9,700      213,885
      TETRA Technologies, Inc.*......................  8,300      177,371
      Universal Compression Holdings, Inc.*.......... 11,100      212,343
      Varco International, Inc.*.....................  9,700      168,780
      Willbros Group, Inc.*.......................... 12,700      104,394
                                                             ------------
                                                                3,344,615
                                                             ------------
      Pharmaceuticals - 4.1%
      aaiPharma, Inc.*(a)............................ 11,100      155,622
      Albany Molecular Research, Inc.*(a)............  9,700      143,472
      Array BioPharma, Inc.*(a)...................... 14,100       78,255
      Barr Laboratories, Inc.*(a)....................  2,800      182,252
      Cephalon, Inc.*(a).............................  3,600      175,205
      Charles River Laboratories Intl., Inc.*........  9,700      373,256
      Connetics Corp.*............................... 15,300      183,906
      First Horizon Pharmaceutical Corp.*(a)......... 11,600       86,745
      Invitrogen Corp.*(a)...........................  7,000      219,030
      Medicis Pharmaceutical Corp. - Class A*(a).....  7,000      347,690
      Taro Pharmaceutical Industries, Ltd. (Israel) -
         Class A*(a).................................  8,300      312,080
                                                             ------------
                                                                2,257,513
                                                             ------------
      Restaurants - 2.9%
      Krispy Kreme Doughnuts, Inc.*(a)...............  6,700      226,259
      P.F. Chang's China Bistro, Inc.*(a)............ 11,100      402,930
      Panera Bread Co. - Class A*(a).................  9,700      337,657
      RARE Hospitality Intl., Inc.*.................. 12,000      331,440
      Sonic Corp.*(a)................................ 15,700      321,693
                                                             ------------
                                                                1,619,979
                                                             ------------
      Retailers - 2.3%
      99 Cents Only Stores*(a)....................... 12,500      335,750
      Cosi, Inc.*(a)................................. 14,100       78,396
      Fred's, Inc. - Class A.........................  9,700      249,290
      GameStop Corp. - Class A*(a)................... 15,300      149,940
      Hollywood Entertainment Corp.*.................  9,700      146,470
      Restoration Hardware, Inc.*(a)................. 22,300      111,723
      Tractor Supply Co.*............................  5,400      203,040
                                                             ------------
                                                                1,274,609
                                                             ------------
      Transportation - 0.5%
      GulfMark Offshore, Inc.*....................... 16,700      246,325
                                                             ------------
      Total Common Stocks (Cost $50,477,359)                   48,080,114
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------
     Short-Term Investments - 41.8%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/02 at 1.18% to be repurchased
       at 9,121,598 on 01/02/03
       collateralized by $9,015,000 FHLB
       3.25% due 11/15/04 with a value of
       $9,304,571................................ $ 9,121,000 $  9,121,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  13,619,091   13,619,091
     U.S. Treasury Bill, 1.180%, due
       03/20/03(b)...............................     500,000      498,722
                                                              ------------
     Total Short-Term Investments
     (Cost $23,238,813)                                         23,238,813
                                                              ------------

     TOTAL INVESTMENTS - 128.3%
     (Cost $73,716,172)                                         71,318,927

     Other Assets and Liabilities (net) - (28.3%)              (15,713,822)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 55,605,105
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Common Stocks - 81.1%
         Advertising - 1.3%
         Omnicom Group, Inc........................  8,300 $   536,180
                                                           -----------
         Aerospace & Defense - 2.0%
         Northrop Grumman Corp.....................  4,000     388,000
         Raytheon Co............................... 14,500     445,875
                                                           -----------
                                                               833,875
                                                           -----------
         Banking - 0.9%
         Marshall and Ilsley Corp..................  7,100     194,398
         TCF Financial Corp........................  4,200     183,498
                                                           -----------
                                                               377,896
                                                           -----------
         Beverages, Food & Tobacco - 1.0%
         Campbell Soup Co.......................... 17,500     410,725
                                                           -----------
         Building Materials - 0.7%
         Martin Marietta Materials, Inc............  9,800     300,468
                                                           -----------
         Chemicals - 1.9%
         Engelhard Corp............................ 17,500     391,125
         Rohm & Haas Co............................ 12,200     396,256
                                                           -----------
                                                               787,381
                                                           -----------
         Commercial Services - 5.5%
         Ceridian Corp.*(a)........................ 66,500     958,930
         Certegy, Inc.*............................ 22,700     557,285
         Convergys Corp.*.......................... 28,700     434,805
         Kennametal, Inc...........................  8,700     299,976
                                                           -----------
                                                             2,250,996
                                                           -----------
         Communications - 1.1%
         Advanced Fibre Communications, Inc.*...... 26,300     438,684
                                                           -----------
         Computer Software & Processing - 6.7%
         Affiliated Computer Services, Inc. - Class
           A*(a)...................................  7,800     410,670
         BMC Software, Inc.*....................... 22,900     391,819
         Computer Associates International, Inc.... 76,200   1,028,700
         Diebold, Inc.............................. 10,200     420,444
         Peoplesoft, Inc.*......................... 28,500     521,550
                                                           -----------
                                                             2,773,183
                                                           -----------
         Containers & Packaging - 1.0%
         Pactiv Corp.*............................. 19,400     424,084
                                                           -----------
         Cosmetics & Personal Care - 1.3%
         Avon Products, Inc........................  9,700     522,539
                                                           -----------
         Electric Utilities - 2.4%
         FPL Group, Inc............................  2,800     168,364
         Wisconsin Energy Corp..................... 33,000     831,600
                                                           -----------
                                                               999,964
                                                           -----------
         Electrical Equipment - 0.7%
         Molex, Inc. - Class A..................... 15,500     308,295
                                                           -----------
         Electronics - 4.2%
         Amphenol Corp. - Class A*(a).............. 14,500     551,000
         Microchip Technology, Inc................. 13,750     336,187

           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Electronics - continued
           Novellus Systems, Inc.*............... 11,600 $   325,728
           Vishay Intertechnology, Inc.*(a)...... 15,800     176,644
           Xilinx, Inc.*......................... 16,300     335,780
                                                         -----------
                                                           1,725,339
                                                         -----------
           Entertainment & Leisure - 2.6%
           Brunswick Corp.(a).................... 41,300     820,218
           Mattel, Inc........................... 13,800     264,270
                                                         -----------
                                                           1,084,488
                                                         -----------
           Environmental Controls - 1.8%
           Republic Services, Inc.*.............. 35,200     738,496
                                                         -----------
           Food Retailers - 2.4%
           Kroger Co.*........................... 35,400     546,930
           Safeway, Inc.*........................ 18,200     425,152
                                                         -----------
                                                             972,082
                                                         -----------
           Forest Products & Paper - 0.8%
           Louisiana-Pacific Corp.*(a)........... 42,200     340,132
                                                         -----------
           Health Care Products - 7.8%
           Apogent Technologies, Inc.*........... 39,500     821,600
           Bard (C.R.), Inc......................  6,800     394,400
           Beckman Coulter, Inc.................. 13,900     410,328
           Mettler-Toledo International, Inc.*... 15,500     496,930
           Millipore Corp.(a).................... 10,600     360,400
           Waters Corp.*......................... 34,400     749,232
                                                         -----------
                                                           3,232,890
                                                         -----------
           Heavy Machinery - 4.3%
           Black & Decker Corp...................  9,200     394,588
           Cooper Cameron Corp.*.................  6,300     313,866
           Flowserve Corp.*...................... 19,800     292,842
           Rockwell Automation, Inc.............. 20,500     424,555
           Zebra Technologies Corp. - Class A*(a)  6,100     349,530
                                                         -----------
                                                           1,775,381
                                                         -----------
           Home Construction, Furnishings & Appliances - 2.4%
           Herman Miller, Inc.(a)................ 32,800     603,520
           Whirlpool Corp........................  7,700     402,094
                                                         -----------
                                                           1,005,614
                                                         -----------
           Household Products - 1.9%
           Dial Corp............................. 25,300     515,361
           Fortune Brands, Inc...................  5,700     265,107
                                                         -----------
                                                             780,468
                                                         -----------
           Industrial - Diversified - 4.0%
           ITT Industries, Inc...................  3,900     236,691
           Pentair, Inc.......................... 12,700     438,785
           Roper Industries, Inc................. 13,700     501,420
           SPX Corp.*............................ 12,100     453,145
                                                         -----------
                                                           1,630,041
                                                         -----------
           Industrial Machinery - 2.4%
           Dover Corp............................ 33,700     982,692
                                                         -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Insurance - 3.8%
           ACE, Ltd............................... 19,300 $   566,262
           MGIC Investment Corp...................  7,900     326,270
           Principal Financial Group, Inc......... 16,500     497,145
           XL Capital, Ltd. - Class A.............  2,400     185,400
                                                          -----------
                                                            1,575,077
                                                          -----------
           Oil & Gas - 3.3%
           BJ Services Co.*.......................  9,900     319,869
           Noble Corp.*...........................  8,300     291,745
           Valero Energy Corp.(a)................. 12,400     458,056
           Weatherford International, Ltd.*.......  7,100     283,503
                                                          -----------
                                                            1,353,173
                                                          -----------
           Pharmaceuticals - 3.7%
           IMS Health, Inc........................ 46,400     742,400
           Teva Pharmaceutical Industries, Ltd.
             (ADR)*(a)............................ 13,500     521,235
           Watson Pharmaceuticals, Inc.*..........  9,000     254,430
                                                          -----------
                                                            1,518,065
                                                          -----------
           Restaurants - 1.9%
           Jack in the Box, Inc.*................. 20,300     350,987
           Outback Steakhouse, Inc................ 12,500     430,500
                                                          -----------
                                                              781,487
                                                          -----------
           Retailers - 4.1%
           Barnes & Noble, Inc.*.................. 16,200     292,734
           Best Buy Co., Inc.*.................... 24,000     579,600
           BJ's Wholesale Club, Inc.*............. 20,900     382,470
           Family Dollar Stores, Inc.............. 13,600     424,456
                                                          -----------
                                                            1,679,260
                                                          -----------
           Textiles, Clothing & Fabrics - 2.6%
           Mohawk Industries, Inc.*...............  9,663     550,308
           NIKE, Inc. - Class B................... 12,100     538,087
                                                          -----------
                                                            1,088,395
                                                          -----------
           Transportation - 0.6%
           Norfolk Southern Corp.................. 12,500     249,875
                                                          -----------
           Total Common Stocks (Cost $ 35,092,285)         33,477,225
                                                          -----------

      -------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 24.7%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/02 at 1.18% to be repurchased
        at $9,525,624 on 01/02/03
        collateralized by $9,580,000 FNMA
        3.30% due 02/25/04 with a value of
        $9,718,967............................... $9,525,000 $ 9,525,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................    675,180     675,180
                                                             -----------
      Total Short-Term Investments
      (Cost $10,200,180)                                      10,200,180
                                                             -----------

      TOTAL INVESTMENTS - 105.8%
      (Cost $45,292,464)                                      43,677,405

      Other Assets and Liabilities (net) - (5.8%)             (2,379,093)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $41,298,312
                                                             ===========

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


             ------------------------------------------------------
             Security                                     Value
             Description                        Shares   (Note 2)
             ------------------------------------------------------

             Common Stocks - 68.6%
             Australia - 5.8%
             BHP Billiton, Ltd.................  24,900 $   142,227
             QBE Insurance Group, Ltd.......... 274,000   1,256,677
                                                        -----------
                                                          1,398,904
                                                        -----------
             Finland - 3.5%
             Huhtamaki Oyj.....................  85,500     856,289
                                                        -----------
             France - 8.9%
             Carrefour S.A.....................   7,600     338,172
             CNP Assurances....................   6,600     244,672
             Groupe Danone.....................   9,400   1,263,767
             Renault S.A.......................   6,600     309,941
                                                        -----------
                                                          2,156,552
                                                        -----------
             Germany - 1.3%
             Continental AG *..................  20,600     321,888
                                                        -----------
             Hong Kong - 4.6%
             Cathay Pacific Airways, Ltd....... 404,600     552,538
             CNOOC, Ltd........................ 429,000     561,104
                                                        -----------
                                                          1,113,642
                                                        -----------
             Italy - 3.5%
             Saipem SpA........................ 124,700     833,023
                                                        -----------
             Japan - 16.0%
             Denso Corp........................  48,000     786,932
             FANUC, Ltd........................   4,400     194,510
             Fujisawa Pharmaceutical Co., Ltd..  15,000     342,918
             Nikon Corp........................  57,000     428,124
             Rohm Co., Ltd.....................   1,600     203,570
             Sumitomo Trust & Banking Co., Ltd. 101,000     409,069
             Takeda Chemical Industries, Ltd...  29,000   1,211,182
             Tokyo Broadcasting System, Inc....  24,000     301,516
                                                        -----------
                                                          3,877,821
                                                        -----------
             Netherlands - 1.4%
             Heineken N.V......................   8,800     343,302
                                                        -----------
             Norway - 1.5%
             Norsk Hydro ASA...................   8,000     358,188
                                                        -----------
             Sweden - 10.3%
             Assa Abloy AB - Series B..........  58,600     670,658
             Autoliv, Inc. (SDR)...............  38,500     790,459
             Skandinaviska Enskilda Banken AB..  58,400     487,002
             Telefonaktiebolaget LM Ericsson*.. 766,900     538,083
                                                        -----------
                                                          2,486,202
                                                        -----------

       -----------------------------------------------------------------
       Security                                   Shares/Par   Value
       Description                                  Amount    (Note 2)
       -----------------------------------------------------------------

       Switzerland - 4.4%
       Novartis AG...............................      8,700 $   317,342
       Swatch Group AG...........................     43,600     737,647
                                                             -----------
                                                               1,054,989
                                                             -----------
       United Kingdom - 7.4%
       Anglo American Plc........................     13,400     198,958
       British Sky Broadcasting Group Plc *......     77,300     795,008
       GlaxoSmithKline Plc.......................     24,000     460,446
       Invensys Plc..............................    387,700     329,161
                                                             -----------
                                                               1,783,573
                                                             -----------
       Total Common Stocks (Cost $16,932,058)                 16,584,373
                                                             -----------

       Preferred Stock - 3.8%
       France - 3.8%
       Sagem S.A. (Cost $923,566)................     18,400     914,634
                                                             -----------

       Short-Term Investments - 27.2%
       American Express Credit Corp., 1.290%, due
         01/03/03................................ $1,042,000   1,041,925
       American Express Credit Corp., 1.330%, due
         01/07/03................................    433,000     432,904
       Caterpillar, Inc., 1.200%, due 01/02/03...    982,000     981,967
       Federal Home Loan Mortgage Corp., 1.180%,
         due 01/16/03............................  1,375,000   1,374,324
       Gannett Co., Inc., 1.290%, due 01/06/03...    640,000     639,885
       Merck & Co., Inc., 1.280%, due 01/10/03...    827,000     826,735
       Merck & Co., Inc., 1.300%, due 01/21/03...    275,000     274,802
       Wells Fargo & Company, 1.320%, due
         01/13/03................................  1,000,000     999,560
                                                             -----------
       Total Short-Term Investments
       (Cost $6,572,102)                                       6,572,102
                                                             -----------

       TOTAL INVESTMENTS - 99.6%
       (Cost $24,427,726)                                     24,071,109
       Other Assets and Liabilities (net) - 0.4%                 105,357
                                                             -----------

       TOTAL NET ASSETS - 100.0%                             $24,176,466
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

SDR - Swedish Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


             Summary of Total Foreign Securities by Industry Classification 12/31/2002
             -------------------------------------------------------------------------
                                                     Value        Percent of Net
             Industry                                (000)            Assets
             -------------------------------------------------------------------------
             Airlines                                   553             2.3%
             Automotive                               2,209             9.2%
             Banking                                    896             3.7%
             Beverages, Food & Tobacco                1,607             6.6%
             Commercial Services                        671             2.8%
             Communications                             538             2.2%
             Electronics                              1,642             6.8%
             Entertainment & Leisure                    428             1.8%
             Food Retailers                             338             1.4%
             Industrial--Diversified                  1,214             5.0%
             Insurance                                1,501             6.2%
             Media-Broadcasting & Publishing          1,097             4.5%
             Mining                                     341             1.4%
             Oil & Gas                                1,394             5.8%
             Pharmaceuticals                          2,332             9.6%
             Retailers                                  738             3.1%
                                                       -------         ----
                                                    $17,499            72.4%
                                                       =======         ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 91.1%
          Apparel Retailers - 3.0%
          Maxwell Shoe Co., Inc. - Class A*......  98,200 $  1,141,084
                                                          ------------
          Banking - 2.2%
          Brookline Bancorp, Inc.................  70,700      841,330
                                                          ------------
          Building Construction - 2.6%
          Modtech Holdings, Inc.*................ 101,900      988,430
                                                          ------------
          Chemicals - 0.8%
          Agrium, Inc............................  26,400      298,584
                                                          ------------
          Communications - 10.5%
          CIENA Corp.*(a)........................ 139,300      716,002
          CommScope, Inc.*(a).................... 146,100    1,154,190
          Comverse Technology, Inc.*............. 108,800    1,090,176
          Sycamore Networks, Inc.*............... 133,100      384,659
          Tellabs, Inc.*(a)......................  82,400      599,048
                                                          ------------
                                                             3,944,075
                                                          ------------
          Computer Software & Processing - 3.7%
          Cap Gemini SA..........................   5,000      114,203
          Geac Computer Corp., Ltd.*............. 185,200      504,121
          Roxio, Inc.*(a)........................  27,100      129,267
          Ulticom, Inc.*(a)......................  85,300      638,897
                                                          ------------
                                                             1,386,488
                                                          ------------
          Diversified Operations - 0.9%
          Trinity Industries, Inc.(a)............  18,500      350,760
                                                          ------------
          Electrical Equipment - 6.5%
          American Power Conversion Corp.*(a)....  20,000      303,000
          Credence Systems Corp.*(a).............  70,000      653,100
          Electro Scientific Industries, Inc.*(a)  46,100      922,000
          Makita Corp. (ADR).....................  75,800      549,550
                                                          ------------
                                                             2,427,650
                                                          ------------
          Electronics - 11.5%
          AVX Corp.(a)........................... 102,100    1,000,580
          Bel Fuse, Inc. - Class B(a)............   2,000       40,300
          CyberOptics Corp.*.....................  43,600      207,623
          KEMET Corp.*(a)........................ 148,400    1,297,016
          Park Electrochemical Corp.(a)..........  52,900    1,015,680
          TriQuint Semiconductor, Inc.*(a)....... 180,100      763,624
                                                          ------------
                                                             4,324,823
                                                          ------------
          Energy - 0.2%
          Aquila, Inc.(a)........................  35,000       61,950
                                                          ------------
          Financial Services - 12.1%
          BKF Capital Group, Inc.*...............  55,000      970,750
          Ichiyoshi Securities Co., Ltd.......... 252,000      424,385
          Instinet Group, Inc.(a)................ 259,700    1,098,531
          SWS Group, Inc.(a).....................  48,500      657,660
          Westwood Holdings Group, Inc.(a)....... 102,875    1,379,554
                                                          ------------
                                                             4,530,880
                                                          ------------

       ------------------------------------------------------------------
       Security                                   Shares/Par    Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Forest Products & Paper - 3.4%
       SFK Pulp Fund.............................     87,500 $    564,981
       TimberWest Forest Corp....................     95,900      728,493
                                                             ------------
                                                                1,293,474
                                                             ------------
       Health Care Products - 2.0%
       Coherent, Inc.*(a)........................     37,200      742,140
                                                             ------------
       Heavy Machinery - 2.9%
       Alamo Group, Inc.(a)......................     88,300    1,081,675
                                                             ------------
       Home Construction, Furnishings & Appliances - 0.5%
       Herman Miller, Inc.(a)....................     10,300      189,520
                                                             ------------
       Insurance - 4.5%
       E-L Financial Corp........................      4,350      633,348
       FBL Financial Group, Inc. - Class A.......     46,000      895,620
       Phoenix Companies, Inc.(a)................     22,000      167,200
                                                             ------------
                                                                1,696,168
                                                             ------------
       Metals - 2.8%
       RTI International Metals, Inc.*...........    102,700    1,037,270
                                                             ------------
       Pharmaceuticals - 1.8%
       PAREXEL International Corp.*(a)...........     60,300      662,697
                                                             ------------
       Real Estate - 15.5%
       Avatar Holdings, Inc.*(a).................     16,600      381,800
       Brookfield Properties Corp................     12,500      252,500
       Catellus Development Corp.*(a)............     20,600      408,910
       Forest City Enterprises, Inc. - Class A(a)     36,000    1,200,600
       LNR Property Corp.(a).....................     18,500      654,900
       St. Joe Co.(a)............................      5,600      168,000
       Trammell Crow Co.*(a).....................    163,200    1,468,800
       Wellsford Real Properties, Inc.*..........     82,900    1,306,504
                                                             ------------
                                                                5,842,014
                                                             ------------
       Restaurants - 1.1%
       Jack in the Box, Inc.*....................     25,000      432,250
                                                             ------------
       Transportation - 2.6%
       Alexander & Baldwin, Inc..................     22,600      582,854
       Bergesen D.Y. ASA.........................     19,750      375,925
                                                             ------------
                                                                  958,779
                                                             ------------
       Total Common Stocks (Cost $ 35,103,793)                 34,232,041
                                                             ------------
       Short-Term Investments - 36.7%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/31/02 at .15% to be repurchased
         at $4,991,042 on 01/02/03
         collateralized by $3,800,000 USTB
         7.25% due 08/15/22 with a value of
         $5,092,000.............................. $4,991,000    4,991,000
       State Street Navigator Securities Lending
         Prime Portfolio(b)......................  8,770,967    8,770,967
                                                             ------------
       Total Short-Term Investments
       (Cost $13,761,967)                                      13,761,967
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2002
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                          Value
          Description                                      (Note 2)
          ------------------------------------------------------------

          TOTAL INVESTMENTS - 127.8%
          (Cost $48,865,760)                             $ 47,994,008

          Other Assets and Liabilities (net) - (27.8%)    (10,425,562)
                                                         ------------

          TOTAL NET ASSETS - 100.0%                      $ 37,568,446
                                                         ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

USTB - United States Treasury Bond

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002


                                                                           J.P. Morgan    J.P. Morgan    J.P. Morgan
                                                                         Small Cap Stock  Quality Bond  Select Equity
                                                                            Portfolio      Portfolio      Portfolio
                                                                         ---------------  ------------  -------------
Assets
   Investments, at value (Note 2)*                                          $ 55,152,215  $171,042,085   $114,188,214
   Repurchase Agreement                                                        1,897,000    58,529,000      3,277,000
   Cash                                                                              193           595            465
   Cash denominated in foreign currencies**                                           --         3,923             --
   Receivable for investments sold                                               256,829    34,375,938        140,331
   Receivable for Trust shares sold                                                   --        36,850             --
   Dividends receivable                                                           43,182            --        114,859
   Interest receivable                                                             2,498     1,066,168            954
   Net variation margin on financial futures contracts (Note 6)                       --            --          4,550
   Unrealized appreciation on forward currency contracts (Note 7)                     --            --             --

                                                                         ---------------  ------------  -------------
      Total assets                                                            57,351,917   265,054,559    117,726,373

                                                                         ---------------  ------------  -------------
Liabilities
   Payables for:
      Investments purchased                                                      585,868            --        272,552
      When-issued / delayed delivery investments (Note 2)                             --    91,289,499             --
      Trust shares redeemed                                                       48,020       185,577         86,137
      Net variation margin on financial futures contracts (Note 6)                    --         2,312             --
      Unrealized depreciation on forward currency contracts (Note 7)                  --            --             --
      Cash denominated in foreign currencies**                                        --            --             --
      Distribution and services fees - Class B                                       443         6,215          1,459
      Distribution and services fees - Class E                                        --            --             --
      Collateral on securities on loan                                         7,414,733     7,685,628      1,559,639
      Investment advisory fee payable (Note 3)                                    36,106        67,183         62,867
      Administration fee payable                                                   2,480         6,187          4,747
      Custodian and accounting fees payable                                        7,162         8,458          5,915
   Accrued expenses                                                               27,532        29,052         33,650

                                                                         ---------------  ------------  -------------
      Total liabilities                                                        8,122,344    99,280,111      2,026,966

                                                                         ---------------  ------------  -------------
Net Assets                                                                  $ 49,229,573  $165,774,448   $115,699,407
                                                                         ===============  ============  =============
Net Assets Represented by:
   Paid in surplus                                                          $ 67,556,922  $154,164,518   $178,579,467
   Accumulated net realized gain (loss)                                      (14,923,106)   (1,101,069)   (44,820,725)
   Unrealized appreciation (depreciation) on investments, futures
      contracts and foreign currency                                          (3,404,243)    5,849,945    (18,755,107)
   Undistributed (distributions in excess of) net investment income                   --     6,861,054        695,772

                                                                         ---------------  ------------  -------------
      Total                                                                 $ 49,229,573  $165,774,448   $115,699,407
                                                                         ===============  ============  =============
Net Assets
   Class A                                                                  $ 47,150,897  $134,925,177   $108,912,563
                                                                         ===============  ============  =============
   Class B                                                                     2,078,676    30,849,271      6,786,844
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============
Capital Shares Outstanding
   Class A                                                                     5,090,538    11,364,340     11,480,415
                                                                         ===============  ============  =============
   Class B                                                                       225,283     2,609,032        718,404
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============
Net Asset Value and Offering Price Per Share
   Class A                                                                         $9.26        $11.87          $9.49
                                                                         ===============  ============  =============
   Class B                                                                          9.23         11.82           9.45
                                                                         ===============  ============  =============
   Class E                                                                            --            --             --
                                                                         ===============  ============  =============

----------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                       $ 58,556,458  $165,106,234   $132,892,500
**Cost of cash denominated in foreign currencies                                      --         1,430             --

                       See notes to financial statements

 J.P. Morgan        J.P. Morgan        Lord Abbett     Lord Abbett
Enhanced Index  International Equity  Bond Debenture  Mid-Cap Value
  Portfolio          Portfolio          Portfolio       Portfolio
--------------  --------------------  --------------  -------------
  $119,513,870          $ 57,361,045    $422,262,971   $128,167,234
       732,000                    --      19,817,000      6,151,000
           968                76,507         460,013            489
            --                    --              --             --
        65,411                    --              --             --
           450                   234         620,178         27,437
       195,604                46,906          85,000        143,672
         1,669                 1,909       6,936,436          1,476
         1,845                    --              --             --
            --               270,463              --             --
--------------  --------------------  --------------  -------------
   120,511,817            57,757,064     450,181,598    134,491,308
--------------  --------------------  --------------  -------------
        71,788                57,180         459,608        759,215
            --                    --              --             --
       150,796                44,734          55,346         24,372
            --                    --              --             --
            --               352,434              --             --
            --                 1,211              --             --
           968                   327          39,080         10,707
            --                    --             285             --
     1,324,700             4,767,989      47,320,591      7,904,120
        48,576                19,654          84,933         74,106
         4,861                 2,565          14,034          4,924
         7,432                20,847           9,547          4,512
        35,434                31,960         128,362         35,241
--------------  --------------------  --------------  -------------
     1,644,555             5,298,901      48,111,786      8,817,197
--------------  --------------------  --------------  -------------
  $118,867,262          $ 52,458,163    $402,069,812   $125,674,111
==============  ====================  ==============  =============
  $200,107,834          $ 94,331,684    $433,343,939   $122,661,211
   (58,129,011)          (35,877,642)    (32,201,027)     2,237,981
   (24,437,383)           (6,120,180)    (14,780,755)      (269,251)
     1,325,822               124,301      15,707,655      1,044,170
--------------  --------------------  --------------  -------------
  $118,867,262          $ 52,458,163    $402,069,812   $125,674,111
==============  ====================  ==============  =============
  $114,385,230          $ 50,896,930    $202,139,702   $ 74,031,655
==============  ====================  ==============  =============
     4,482,032             1,561,233     197,446,550     51,642,456
==============  ====================  ==============  =============
            --                    --       2,483,560             --
==============  ====================  ==============  =============
    10,464,466             7,006,860      19,736,383      5,138,713
==============  ====================  ==============  =============
       411,632               215,908      19,347,224      3,598,974
==============  ====================  ==============  =============
            --                    --         243,035             --
==============  ====================  ==============  =============
        $10.93                 $7.26          $10.24         $14.41
==============  ====================  ==============  =============
         10.89                  7.23           10.21          14.35
==============  ====================  ==============  =============
            --                    --           10.22             --
==============  ====================  ==============  =============

--------------------------------------------------------------------
  $143,926,331          $ 63,401,721    $437,043,727   $128,436,485
            --                (1,192)             --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002


                                                        Lord Abbett         Lord Abbett          Lord Abbett
                                                     Developing Growth  Growth Opportunities  Growth and Income
                                                         Portfolio           Portfolio            Portfolio
                                                     -----------------  --------------------  -----------------
Assets
   Investments, at value (Note 2)*                         $30,644,412           $21,276,159     $1,216,520,490
   Repurchase Agreement                                      1,031,000               982,000         63,401,000
   Cash                                                          5,183                   599            287,602
   Cash denominated in foreign currencies**                         --                    --                 --
   Receivable for investments sold                             192,314                    --         11,182,977
   Receivable for Trust shares sold                                 --                    --            726,070
   Dividends receivable                                          1,744                 1,225          1,593,370
   Interest receivable                                           1,933                   894              9,179
   Receivable from investment adviser (Note 3)                      --                    --                 --

                                                     -----------------  --------------------  -----------------
      Total assets                                          31,876,586            22,260,877      1,293,720,688

                                                     -----------------  --------------------  -----------------
Liabilities
   Payables for:
      Investments purchased                                    159,793               140,248         28,242,606
      Trust shares redeemed                                     25,149                 5,242            272,867
      Distribution and services fees - Class B                     975                 2,931             69,257
      Distribution and services fees - Class E                      --                    --                 --
      Collateral on securities on loan                       6,865,767             4,605,561         36,862,248
      Investment advisory fee payable (Note 3)                  13,619                 7,860            563,063
      Administration fee payable                                 1,668                 1,415             41,126
      Custodian and accounting fees payable                      5,919                 4,681             13,926
   Accrued expenses                                             25,072                21,163            111,049

                                                     -----------------  --------------------  -----------------
      Total liabilities                                      7,097,962             4,789,101         66,176,142

                                                     -----------------  --------------------  -----------------
Net Assets                                                 $24,778,624           $17,471,776     $1,227,544,546
                                                     =================  ====================  =================
Net Assets Represented by:
   Paid in surplus                                         $40,141,152           $21,392,298     $1,381,182,766
   Accumulated net realized gain (loss)                     (8,812,551)           (3,388,985)       (17,243,294)
   Unrealized appreciation (depreciation) on
      investments, futures contracts and foreign
      currency                                              (6,549,977)             (527,341)      (147,881,803)
   Undistributed (distributions in excess of) net
      investment income                                             --                (4,196)        11,486,877

                                                     -----------------  --------------------  -----------------
      Total                                                $24,778,624           $17,471,776     $1,227,544,546
                                                     =================  ====================  =================
Net Assets
   Class A                                                 $20,187,106           $ 3,807,118     $  890,215,459
                                                     =================  ====================  =================
   Class B                                                   4,591,518            13,664,658        337,329,088
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================
Capital Shares Outstanding
   Class A                                                   2,666,571               561,210         47,207,857
                                                     =================  ====================  =================
   Class B                                                     608,732             2,024,805         17,964,532
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================
Net Asset Value and Offering Price Per Share
   Class A                                                 $      7.57           $      6.78     $        18.86
                                                     =================  ====================  =================
   Class B                                                        7.54                  6.75              18.78
                                                     =================  ====================  =================
   Class E                                                          --                    --                 --
                                                     =================  ====================  =================

----------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreement                                                $37,194,389           $21,803,500     $1,364,402,293
**Cost of cash denominated in foreign currencies                    --                    --                 --

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $56,634,241    $ 72,871,808    $76,912,630          $113,157,944
               --      10,978,000      6,295,000            25,277,000
           95,935             281            350                   147
            5,878              --        198,556                 3,221
               --              --        239,295                    --
          348,530         447,115        365,344               641,648
           35,763          48,830         75,229                65,402
              929           1,086          2,463                 1,308
               --          41,036             --                    --
-----------------  --------------  -------------  --------------------
       57,121,276      84,388,156     84,088,867           139,146,670
-----------------  --------------  -------------  --------------------
        3,558,895              --        341,751            12,469,009
               --          12,901         20,637                    --
            9,318          12,607         12,987                24,720
               --             254            208                    --
        3,947,286       3,612,841      5,365,796             3,464,691
           20,406              --         12,203                58,280
            2,364           3,821          3,640                 4,672
            7,521           9,265         26,040                 7,325
           22,463          58,131         37,410                26,089
-----------------  --------------  -------------  --------------------
        7,568,253       3,709,820      5,820,672            16,054,786
-----------------  --------------  -------------  --------------------
      $49,553,023    $ 80,678,336    $78,268,195          $123,091,884
=================  ==============  =============  ====================
      $59,143,700    $108,390,813    $83,481,889          $137,787,264
       (7,456,487)    (27,200,847)    (4,640,249)           (2,446,631)
       (2,127,921)       (502,097)      (587,719)          (12,242,074)
          (6,269 )         (9,533)        14,274                (6,675)
-----------------  --------------  -------------  --------------------
      $49,553,023    $ 80,678,336    $78,268,195          $123,091,884
=================  ==============  =============  ====================
      $ 2,718,494    $ 16,008,758    $ 9,372,007          $    692,800
=================  ==============  =============  ====================
       46,834,529      62,574,328     67,103,097           122,399,084
=================  ==============  =============  ====================
               --       2,095,250      1,793,091                    --
=================  ==============  =============  ====================
          506,384       3,432,300      1,252,032               107,094
=================  ==============  =============  ====================
        8,766,860      13,488,219      8,979,538            18,967,760
=================  ==============  =============  ====================
               --         450,608        239,795                    --
=================  ==============  =============  ====================
      $      5.37    $       4.66    $      7.49          $       6.47
=================  ==============  =============  ====================
             5.34            4.64           7.47                  6.45
=================  ==============  =============  ====================
               --            4.65           7.48                    --
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $58,761,912    $ 73,373,905    $77,504,991          $125,399,782
            5,772              --        194,952                 3,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002



                                                                                           PIMCO         PIMCO        PIMCO
                                                                                        Money Market  Total Return  Innovation
                                                                                         Portfolio     Portfolio    Portfolio
                                                                                        ------------  ------------ ------------
Assets
   Investments, at value (Note 2)*                                                      $129,024,441  $766,358,740 $ 36,900,171
   Repurchase Agreement                                                                      317,000     5,312,000    1,124,000
   Cash                                                                                          635           751           --
   Cash denominated in foreign currencies**                                                       --     4,004,822           --
   Receivable for investments sold                                                                --       204,401    1,369,236
   Receivable for Trust shares sold                                                            4,796     2,626,505      595,013
   Dividends receivable                                                                           --            --        2,208
   Interest receivable                                                                       307,329     4,475,151        3,187
   Net variation margin on financial futures contracts (Note 6)                                   --            --           --
   Unrealized appreciation on forward currency contracts (Note 7)                                 --       195,583           --
   Receivable from investment adviser (Note 3)                                                    --            --           --

                                                                                        ------------  ------------ ------------
      Total assets                                                                       129,654,201   783,177,953   39,993,815

                                                                                        ------------  ------------ ------------
Liabilities
   Due to bank                                                                                    --            --       43,606
   Payables for:
      Investments purchased                                                                       --    18,923,458    1,489,079
      When-issued / delayed delivery investments (Note 2)                                         --    94,146,756           --
      Trust shares redeemed                                                                1,018,004       470,249          117
      Net variation margin on financial futures contracts (Note 6)                                --        72,060           --
      Open swap contracts at fair value (Note 9)                                                  --     1,472,716           --
      Unrealized depreciation on forward currency contracts (Note 7)                              --       273,546           --
      Outstanding written options                                                                 --     2,391,313           --
      Distribution and services fees - Class B                                                26,012        84,371        3,306
      Distribution and services fees - Class E                                                    --         3,278          147
      Collateral on securities on loan                                                            --    52,790,791    9,037,575
      Interest payable swap position                                                              --       317,415           --
      Investment advisory fee payable (Note 3)                                                41,627       212,722       10,642
      Administration fee payable                                                               4,859        20,101        2,312
      Custodian and accounting fees payable                                                    3,668        13,259        6,649
   Accrued expenses                                                                           20,186        72,815       32,232

                                                                                        ------------  ------------ ------------
      Total liabilities                                                                    1,114,356   171,264,850   10,625,665

                                                                                        ------------  ------------ ------------
Net Assets                                                                              $128,539,845  $611,913,103 $ 29,368,150
                                                                                        ============  ============ ============
Net Assets Represented by:
   Paid in surplus                                                                      $128,545,265  $582,417,762 $ 50,930,244
   Accumulated net realized gain (loss)                                                           --     9,467,564  (20,366,119)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign
      currency                                                                                    --     8,010,042   (1,188,577)
   Undistributed (distributions in excess of) net investment income                           (5,420)   12,017,735       (7,398)

                                                                                        ------------  ------------ ------------
      Total                                                                             $128,539,845  $611,913,103 $ 29,368,150
                                                                                        ============  ============ ============
Net Assets
   Class A                                                                              $      4,823  $154,986,639 $ 12,963,785
                                                                                        ============  ============ ============
   Class B                                                                               128,535,022   427,747,665   15,210,517
                                                                                        ============  ============ ============
   Class E                                                                                        --    29,178,799    1,193,848
                                                                                        ============  ============ ============
Capital Shares Outstanding
   Class A                                                                                     4,823    13,670,264    4,239,751
                                                                                        ============  ============ ============
   Class B                                                                               128,542,580    37,877,688    5,002,191
                                                                                        ============  ============ ============
   Class E                                                                                        --     2,581,495      391,985
                                                                                        ============  ============ ============
Net Asset Value and Offering Price Per Share
   Class A                                                                              $       1.00  $      11.34 $       3.06
                                                                                        ============  ============ ============
   Class B                                                                                      1.00         11.29         3.04
                                                                                        ============  ============ ============
   Class E                                                                                        --         11.30         3.05
                                                                                        ============  ============ ============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                    $129,024,441  $760,263,534 $ 38,088,748
**Cost of cash denominated in foreign currencies                                                  --     3,928,670           --

                       See notes to financial statements

                                                  State Street
                                                    Research
 Met/Putnam       Met/AIM           Met/AIM       Concentrated    Third Avenue
  Research    Small Cap Growth    Mid Cap Core    International  Small Cap Value
 Portfolio       Portfolio      Equity Portfolio    Portfolio       Portfolio
------------  ----------------  ----------------  -------------  ---------------
$ 59,131,989       $62,197,927       $34,152,405    $24,071,109      $43,003,008
   1,577,000         9,121,000         9,525,000             --        4,991,000
           8             7,821           200,442          1,061              351
          --                --                --             --               --
          --                --            88,346             --               --
     101,640           232,910           170,703        134,184          147,636
      88,384             5,757            17,791         10,585           34,105
         141             3,945               727            466            1,840
          --               300                --             --               --
      12,786                --                --             --               --
          --                --                --          5,262               --
------------  ----------------  ----------------  -------------  ---------------
  60,911,948        71,569,660        44,155,414     24,222,667       48,177,940
------------  ----------------  ----------------  -------------  ---------------
          --                --                --             --               --
       9,848         2,274,418         2,111,745             --        1,801,117
          --                --                --             --               --
       1,522               378            16,976          4,093               --
          --                --                --             --               --
          --                --                --             --               --
      78,243                --                --             --               --
          --                --                --             --               --
       6,951             9,427             6,680          3,426            6,484
          --               204               512            177               --
     297,344        13,619,091           675,180             --        8,770,967
          --                --                --             --               --
      29,157             1,824             4,340             --           14,061
       2,800             3,013             2,582          2,011            1,996
       7,702            15,231             6,472          6,823            4,118
      24,717            40,969            32,615         29,671           10,751
------------  ----------------  ----------------  -------------  ---------------
     458,284        15,964,555         2,857,102         46,201       10,609,494
------------  ----------------  ----------------  -------------  ---------------
$ 60,453,664       $55,605,105       $41,298,312    $24,176,466      $37,568,446
============  ================  ================  =============  ===============
$ 78,990,124       $60,844,994       $43,782,997    $25,676,528      $38,428,024
 (15,202,470)       (2,823,407)         (870,316)    (1,129,810)              --
  (3,313,695)       (2,411,966)       (1,615,059)      (356,288)        (871,905)
     (20,295)           (4,516)              690        (13,964)          12,327
------------  ----------------  ----------------  -------------  ---------------
$ 60,453,664       $55,605,105       $41,298,312    $24,176,466      $37,568,446
============  ================  ================  =============  ===============
$ 26,634,262       $ 6,730,765       $ 4,220,600    $ 4,763,564      $ 4,152,158
============  ================  ================  =============  ===============
  33,819,402        47,114,139        32,801,714     17,878,815       33,416,288
============  ================  ================  =============  ===============
          --         1,760,201         4,275,998      1,534,087               --
============  ================  ================  =============  ===============
   4,142,922           777,758           428,695        535,641          501,011
============  ================  ================  =============  ===============
   5,276,904         5,462,796         3,338,502      2,015,362        4,036,604
============  ================  ================  =============  ===============
          --           203,685           434,773        172,860               --
============  ================  ================  =============  ===============
$       6.43       $      8.65       $      9.85    $      8.89      $      8.29
============  ================  ================  =============  ===============
        6.41              8.62              9.83           8.87             8.28
============  ================  ================  =============  ===============
          --              8.64              9.84           8.87               --
============  ================  ================  =============  ===============

---------------------------------------------------------------------------------
$ 62,380,226       $64,595,172       $35,767,464    $24,427,726      $43,874,760
          --                --                --             --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year ended December 31, 2002


                                                  J.P. Morgan    J.P. Morgan    J.P. Morgan
                                                Small Cap Stock  Quality Bond  Select Equity
                                                   Portfolio      Portfolio      Portfolio
                                                ---------------  ------------  -------------
Investment Income:
   Dividends (1)                                   $    709,562   $        --   $  1,827,293
   Interest (2)                                          56,950     7,502,217         62,238

                                                ---------------  ------------  -------------
       Total investment income                          766,512     7,502,217      1,889,531

                                                ---------------  ------------  -------------
Expenses:
   Investment advisory fee (Note 3)                     539,055       773,703        927,582
   Administration fees                                   35,676        70,557         72,015
   Custody and accounting fees                          103,482       110,198         81,765
   Distribution fee - Class B                             4,187        44,137         16,218
   Distribution fee - Class E                                --            --             --
   Transfer agent fees                                    9,917        10,099          9,978
   Audit                                                 20,001        20,640         20,074
   Legal                                                 20,292        20,293         20,292
   Trustee fees and expenses                              9,329         9,329          9,329
   Shareholder reporting                                 17,637        25,294         30,751
   Insurance                                              3,519         6,077          8,007
   Other                                                  2,335            --          3,916

                                                ---------------  ------------  -------------
       Total expenses                                   765,430     1,090,327      1,199,927
       Less fees waived and expenses
          reimbursed by the adviser                          --      (162,747)            --
       Less broker commission recapture                  (1,833)           --         (6,165)

                                                ---------------  ------------  -------------
   Net expenses                                         763,597       927,580      1,193,762

                                                ---------------  ------------  -------------
   Net investment income                                  2,915     6,574,637        695,769

                                                ---------------  ------------  -------------
Net Realized and Unrealized Gain (Loss)
on Investments, Futures Contracts and
Foreign Currency Related Transactions
   Net realized gain (loss) on:
     Investments                                    (12,768,718)    2,005,549    (26,056,639)
     Futures contracts                                       --      (633,037)      (759,859)
     Foreign currency related
       transactions                                           2            --             --

                                                ---------------  ------------  -------------
       Net realized gain (loss) on
          investments, futures
          contracts and foreign
          currency related transactions             (12,768,716)    1,372,512    (26,816,498)

                                                ---------------  ------------  -------------
       Unrealized appreciation
          (depreciation) on
          investments, futures
          contracts and foreign currency
          Beginning of period                          (830,015)    1,043,751      2,982,792
          End of period                              (3,404,243)    5,849,945    (18,755,107)

                                                ---------------  ------------  -------------
   Net change in unrealized
       appreciation (depreciation) on
       investments, futures contracts
       and foreign currency                          (2,574,228)    4,806,194    (21,737,899)

                                                ---------------  ------------  -------------
   Net realized and unrealized gain
       (loss) on investments, futures
       contracts and foreign currency
       related transactions                         (15,342,944)    6,178,706    (48,554,397)
                                                ---------------  ------------  -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          $(15,340,029)  $12,753,343   $(47,858,628)
                                                ===============  ============  =============

---------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                          $      1,749   $        --   $      5,017
(2) Interest income includes security
    lending income of:                                   49,499        47,120         23,617

                       See notes to financial statements

 J.P. Morgan        J.P. Morgan        Lord Abbett     Lord Abbett
Enhanced Index  International Equity  Bond Debenture  Mid-Cap Value
  Portfolio          Portfolio          Portfolio       Portfolio
--------------  --------------------  --------------  -------------
  $  2,303,296          $  1,255,097    $    832,401   $  2,072,163
        23,347                34,620      21,697,673         58,362
--------------  --------------------  --------------  -------------
     2,326,643             1,289,717      22,530,074      2,130,525
--------------  --------------------  --------------  -------------
       869,834               528,035       1,667,067        768,497
        73,337                37,832         128,490         54,926
       102,025               240,355         111,827         65,331
        10,982                 3,479         219,339         86,256
            --                    --           1,242             --
        10,035                 9,820          14,502         10,069
        20,077                21,607          20,438         20,008
        20,293                20,293          20,293         20,677
         9,329                 9,329           9,329          9,329
        34,701                21,824         173,343         33,948
         8,200                 3,689          12,026          4,715
         4,573                 2,649           5,857          3,840
--------------  --------------------  --------------  -------------
     1,163,386               898,912       2,383,753      1,077,596
      (153,964)             (191,183)       (219,786)       (10,223)
        (3,671)                   --              --         (4,435)
--------------  --------------------  --------------  -------------
     1,005,751               707,729       2,163,967      1,062,938
--------------  --------------------  --------------  -------------
     1,320,892               581,988      20,366,107      1,067,587
--------------  --------------------  --------------  -------------
   (29,925,974)          (13,279,108)    (16,283,551)     2,318,850
      (199,771)               58,436              --             --
            --                15,159              --             --
--------------  --------------------  --------------  -------------
   (30,125,745)          (13,205,513)    (16,283,551)     2,318,850
--------------  --------------------  --------------  -------------
    (7,656,362)           (7,004,909)     (8,509,833)    14,540,802
   (24,437,383)           (6,120,180)    (14,780,755)      (269,251)
--------------  --------------------  --------------  -------------
   (16,781,021)              884,729      (6,270,922)   (14,810,053)
--------------  --------------------  --------------  -------------
   (46,906,766)          (12,320,784)    (22,554,473)   (12,491,203)
--------------  --------------------  --------------  -------------
  $(45,585,874)         $(11,738,796)   $ (2,188,366)  $(11,423,616)
==============  ====================  ==============  =============

--------------------------------------------------------------------
  $      3,373          $    226,953    $         --   $      5,239
        17,822                37,528          77,002         23,842

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year ended December 31, 2002


                                                   Lord Abbett         Lord Abbett          Lord Abbett
                                                Developing Growth  Growth Opportunities  Growth and Income
                                                    Portfolio           Portfolio            Portfolio
                                                -----------------  --------------------  -----------------
Investment Income:
   Dividends (1)                                     $     36,601           $    35,858      $  19,518,799
   Interest (2)                                            38,019                10,687            393,446

                                                -----------------  --------------------  -----------------
       Total investment income                             74,620                46,545         19,912,245

                                                -----------------  --------------------  -----------------
Expenses:
   Investment advisory fee (Note 3)                       233,256                99,876          7,305,609
   Administration fees                                     22,159                15,106            533,114
   Custody and accounting fees                             81,848                63,383            195,909
   Distribution fee - Class B                               9,684                28,347            526,771
   Distribution fee - Class E                                  --                    --                 --
   Transfer agent fees                                      9,856                 9,645              9,662
   Audit                                                   19,978                19,963             20,705
   Legal                                                   20,293                20,053             20,293
   Trustee fees and expenses                                9,330                 9,329              9,330
   Shareholder reporting                                   13,367                 5,622            267,300
   Insurance                                                1,687                   586             60,598
   Other                                                    2,431                 1,867                 --

                                                -----------------  --------------------  -----------------
       Total expenses                                     423,889               273,777          8,949,291
       Less fees waived and expenses
          reimbursed by the adviser                      (119,049)             (124,154)          (261,347)
       Less broker commission recapture                        --                    --           (262,591)

                                                -----------------  --------------------  -----------------
   Net expenses                                           304,840               149,623          8,425,353

                                                -----------------  --------------------  -----------------
   Net investment income (loss)                          (230,220)             (103,078)        11,486,892

                                                -----------------  --------------------  -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Related Transactions
   Net realized gain (loss) on:
     Investments                                       (5,494,134)           (2,844,545)       (14,613,963)
     Foreign currency related
       transactions                                            --                    --                 --

                                                -----------------  --------------------  -----------------
       Net realized gain (loss) on
          investments and foreign
          currency related transactions                (5,494,134)           (2,844,545)       (14,613,963)

                                                -----------------  --------------------  -----------------
   Unrealized appreciation
       (depreciation) on investments
       and foreign currency
          Beginning of period                          (1,474,859)              438,224        101,506,320
          End of period                                (6,549,977)             (527,341)      (147,881,803)

                                                -----------------  --------------------  -----------------
   Net change in unrealized
       appreciation (depreciation) on
       investments and foreign currency                (5,075,118)             (965,565)      (249,388,123)

                                                -----------------  --------------------  -----------------
   Net realized and unrealized gain
       (loss) on investments and
       foreign currency related
       transactions                                   (10,569,252)           (3,810,110)      (264,002,086)

                                                -----------------  --------------------  -----------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            $(10,799,472)          $(3,913,188)     $(252,515,194)
                                                =================  ====================  =================

-----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of
   withholding taxes of:                             $         29           $        47      $      68,917
(2)Interest income includes security
   lending income of:                                      34,055                 8,551            101,016

                       See notes to financial statements

      Janus             MFS        MFS Research       Oppenheimer
Aggressive Growth  Mid Cap Growth  International  Capital Appreciation
    Portfolio        Portfolio       Portfolio         Portfolio
-----------------  --------------  -------------  --------------------
      $   164,861    $    183,313    $   603,855          $    528,804
           71,118          54,911         34,968                80,613
-----------------  --------------  -------------  --------------------
          235,979         238,224        638,823               609,417
-----------------  --------------  -------------  --------------------
          216,931         339,766        316,349               402,546
           21,236          35,883         30,549                35,610
           89,140          98,158        288,376                88,113
           62,489          89,526         78,674               153,365
               --           1,435            899                    --
            9,219          14,305         13,868                 9,306
           19,965          19,974         22,342                19,969
           20,053          28,881         20,053                20,053
            9,329           9,329          9,329                 9,329
              373          69,990         17,270                 7,917
            1,274           2,311          1,491                 2,061
            2,141           2,176          2,122                 2,490
-----------------  --------------  -------------  --------------------
          452,150         711,734        801,322               750,759
         (159,172)       (202,596)      (326,312)             (132,940)
          (13,034)        (22,024)          (223)                   --
-----------------  --------------  -------------  --------------------
          279,944         487,114        474,787               617,819
-----------------  --------------  -------------  --------------------
          (43,965)       (248,890)       164,036                (8,402)
-----------------  --------------  -------------  --------------------
       (5,581,079)    (26,784,134)    (3,366,323)           (2,166,263)
               25              --         10,777                   (20)
-----------------  --------------  -------------  --------------------
       (5,581,054)    (26,784,134)    (3,355,546)           (2,166,283)
-----------------  --------------  -------------  --------------------
          721,113         106,436        378,648              (112,622)
       (2,127,921)       (502,097)      (587,719)          (12,242,074)
-----------------  --------------  -------------  --------------------
       (2,849,034)       (608,533)      (966,367)          (12,129,452)
-----------------  --------------  -------------  --------------------
       (8,430,088)    (27,392,667)    (4,321,913)          (14,295,735)
-----------------  --------------  -------------  --------------------
      $(8,474,053)   $(27,641,557)   $(4,157,877)         $(14,304,137)
=================  ==============  =============  ====================

-----------------------------------------------------------------------
      $     1,637    $        265    $    71,965          $      3,876
            8,197          17,279         21,768                18,947

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period ended December 31, 2002


                                                                                 PIMCO         PIMCO         PIMCO
                                                                              Money Market  Total Return   Innovation
                                                                               Portfolio     Portfolio     Portfolio
                                                                              ------------  ------------  ------------
Investment Income:
   Dividends (1)                                                                $       --   $        --  $     21,776
   Interest (2)                                                                  1,267,696    11,071,524        17,451

                                                                              ------------  ------------  ------------
      Total investment income                                                    1,267,696    11,071,524        39,227

                                                                              ------------  ------------  ------------
Expenses:
   Investment advisory fee (Note 3)                                                283,685     1,480,483       290,673
   Deferred Expense Reimbursement (Note 3)                                              --        14,962            --
   Administration fees                                                              39,411       137,317        25,709
   Custody and accounting fees                                                      44,036       131,078        80,024
   Distribution fee - Class B                                                      176,346       466,294        30,025
   Distribution fee - Class E                                                           --        12,999           644
   Transfer agent fees                                                               9,600        14,255        13,932
   Audit                                                                            19,969        37,408        19,968
   Legal                                                                            20,053        27,718        20,053
   Trustee fees and expenses                                                         9,329         9,329         9,329
   Shareholder reporting                                                             1,652        64,769        13,308
   Insurance                                                                         1,644         7,308         1,414
   Organizational expense                                                               --            --            --
   Other                                                                             2,433            --         1,929

                                                                              ------------  ------------  ------------
      Total expenses                                                               608,158     2,403,920       507,008
      Less fees waived and expenses reimbursed by the adviser                      (78,237)           --      (171,885)
      Less broker commission recapture                                                  --            --       (18,435)

                                                                              ------------  ------------  ------------
   Net expenses                                                                    529,921     2,403,920       316,688

                                                                              ------------  ------------  ------------
   Net investment income                                                           737,775     8,667,604      (277,461)

                                                                              ------------  ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Options Contracts, Swap Contracts and Foreign
Currency Related Transactions
   Net realized gain (loss) on:
   Investments                                                                       8,897     8,380,725   (19,688,462)
   Futures contracts                                                                    --     6,733,423            --
   Options contracts                                                                    --    (1,510,510)           --
   Swap contracts                                                                       --      (805,011)           --
   Foreign currency related transactions                                                --       518,630            --

                                                                              ------------  ------------  ------------
      Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, options contracts, swap contracts and
         foreign currency related transactions                                       8,897    13,317,257   (19,688,462)

                                                                              ------------  ------------  ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                           --       543,940      (337,626)
          End of period                                                                 --     8,010,042    (1,188,577)

                                                                              ------------  ------------  ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
      currency                                                                          --     7,466,102      (850,951)

                                                                              ------------  ------------  ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
      transactions                                                                   8,897    20,783,359   (20,539,413)

                                                                              ------------  ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                 $  746,672   $29,450,963  $(20,816,874)
                                                                              ============  ============  ============

------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $       --   $        --  $      4,171
(2)Interest income includes security lending income of:                                 --        25,209        12,696
*For the period from 5/1/2002 (Commencement of operations) through 12/31/2002

                                                                               Met/Putnam
                                                                                Research
                                                                               Portfolio
                                                                              ------------
Investment Income:
   Dividends (1)                                                              $    749,362
   Interest (2)                                                                     36,182

                                                                              ------------
      Total investment income                                                      785,544

                                                                              ------------
Expenses:
   Investment advisory fee (Note 3)                                                437,134
   Deferred Expense Reimbursement (Note 3)                                              --
   Administration fees                                                              33,260
   Custody and accounting fees                                                      68,214
   Distribution fee - Class B                                                       58,334
   Distribution fee - Class E                                                           --
   Transfer agent fees                                                              10,060
   Audit                                                                            36,790
   Legal                                                                            19,961
   Trustee fees and expenses                                                         9,329
   Shareholder reporting                                                                --
   Insurance                                                                         2,244
   Organizational expense                                                               --
   Other                                                                                --

                                                                              ------------
      Total expenses                                                               675,326
      Less fees waived and expenses reimbursed by the adviser                     (152,623)
      Less broker commission recapture                                             (39,458)

                                                                              ------------
   Net expenses                                                                    483,245

                                                                              ------------
   Net investment income                                                           302,299

                                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Options Contracts, Swap Contracts and Foreign
Currency Related Transactions
   Net realized gain (loss) on:
   Investments                                                                  (7,352,696)
   Futures contracts                                                                    --
   Options contracts                                                                  (693)
   Swap contracts                                                                       --
   Foreign currency related transactions                                                --

                                                                              ------------
      Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts, options contracts, swap contracts and
         foreign currency related transactions                                  (7,353,389)

                                                                              ------------
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                    1,965,142
          End of period                                                         (3,313,695)

                                                                              ------------
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
      currency                                                                  (5,278,837)

                                                                              ------------
   Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
      transactions                                                             (12,632,226)

                                                                              ------------
Net Increase (Decrease) in Net Assets Resulting from Operations               $(12,329,927)
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $      2,277
(2)Interest income includes security lending income of:                             16,676
*For the period from 5/1/2002 (Commencement of operations) through 12/31/2002

                       See notes to financial statements

                                       State Street
                                         Research
    Met/AIM             Met/AIM        Concentrated    Third Avenue
Small Cap Growth  Mid Cap Core Equity  International  Small Cap Value
   Portfolio           Portfolio         Portfolio      Portfolio*
----------------  -------------------  -------------  ---------------
     $    23,360          $   151,594    $   134,063        $ 199,598
          79,407               76,622         42,898           11,984
----------------  -------------------  -------------  ---------------
         102,767              228,216        176,961          211,582
----------------  -------------------  -------------  ---------------
         228,091              153,006         98,278           82,684
              --                   --             --               --
          24,259               22,289         18,781           11,190
         180,111               79,388         81,060           31,460
          51,401               40,449         19,170           20,353
             875                2,389            637               --
          13,763               13,798         13,111            5,529
          18,205               18,204         20,580           13,300
          19,246               19,249         25,801            8,828
           9,329                9,329          9,329            4,576
          31,272               20,061         10,379            1,686
             625                  482            221              186
              --                   --             --           16,671
           2,008                2,046          1,916            1,024
----------------  -------------------  -------------  ---------------
         579,185              380,690        299,263          197,487
        (260,811)            (154,244)      (152,274)         (72,400)
          (5,260)              (6,760)        (4,022)              --
----------------  -------------------  -------------  ---------------
         313,114              219,686        142,967          125,087
----------------  -------------------  -------------  ---------------
        (210,347)               8,530         33,994           86,495
----------------  -------------------  -------------  ---------------
      (2,836,070)            (861,783)    (1,074,243)          51,703
          36,141                   --             --               --
              --                   --             --               --
              --                   --             --               --
              --                   --            352               --
----------------  -------------------  -------------  ---------------

      (2,799,929)            (861,783)    (1,073,891)          51,703
----------------  -------------------  -------------  ---------------

       1,041,901              314,464        509,481               --
      (2,411,966)          (1,615,059)      (356,288)        (871,905)
----------------  -------------------  -------------  ---------------

      (3,453,867)          (1,929,523)      (865,769)        (871,905)
----------------  -------------------  -------------  ---------------
      (6,253,796)          (2,791,306)    (1,939,660)        (820,202)
----------------  -------------------  -------------  ---------------
     $(6,464,143)         $(2,782,776)   $(1,905,666)       $(733,707)
================  ===================  =============  ===============

----------------------------------------------------------------------
     $       131          $       378    $    15,078        $      --
          16,393                7,504          7,383            5,681


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                             J.P. Morgan                   J.P. Morgan
                                                      Small Cap Stock Portfolio      Quality Bond Portfolio
                                                     --------------------------    --------------------------
                                                      Year Ended    Year Ended      Year Ended    Year Ended
                                                     December 31,  December 31,    December 31,  December 31,
                                                         2002          2001            2002          2001
                                                     ----------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $      2,915  $    112,985    $  6,574,637  $  6,826,963
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (12,768,716)   (2,109,019)      1,372,512     3,984,586
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts and foreign currency related
       transactions                                    (2,574,228)   (6,818,311)      4,806,194    (2,339,523)
                                                     ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                      (15,340,029)   (8,814,345)     12,753,343     8,472,026
                                                     ------------  ------------    ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                              (47,428)     (143,647)     (6,076,884)   (5,864,067)
     Class B                                               (1,467)         (102)     (1,352,065)      (38,790)
     Class E                                                   --            --              --            --
   From net realized gains
     Class A                                                   --   (11,524,560)             --            --
     Class B                                                   --        (8,171)             --            --
     Class E                                                   --            --              --            --
                                                     ------------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      (48,895)  (11,676,480)     (7,428,949)   (5,902,857)
                                                     ------------  ------------    ------------  ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            1,357,997       803,015      17,927,918    13,778,037
     Class B                                            1,786,510     1,033,668      23,002,987     7,572,750
     Class E                                                   --            --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --            --              --    24,199,997
     Class B                                                   --            --              --            --
     Class E                                                   --            --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               47,428    11,668,206       6,076,884     5,864,067
     Class B                                                1,467         8,273       1,352,065        38,790
     Class E                                                   --            --              --            --
   Cost of shares repurchased
     Class A                                          (16,052,854)  (13,127,536)    (20,179,414)  (13,567,597)
     Class B                                             (212,447)     (147,678)     (1,021,541)     (368,078)
     Class E                                                   --            --              --            --
                                                     ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                     (13,071,899)      237,948      27,158,899    37,517,966
                                                     ------------  ------------    ------------  ------------
Total increase (decrease) in net assets               (28,460,823)  (20,252,877)     32,483,293    40,087,135
   Net assets at beginning of year                     77,690,396    97,943,273     133,291,155    93,204,020
                                                     ------------  ------------    ------------  ------------
   Net assets at end of year                         $ 49,229,573  $ 77,690,396    $165,774,448  $133,291,155
                                                     ============  ============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $         --  $      9,720    $  6,861,054  $  7,118,660
                                                     ============  ============    ============  ============

                       See notes to financial statements

                   J.P. Morgan                   J.P. Morgan
             Select Equity Portfolio      Enhanced Index Portfolio
           --------------------------    --------------------------
            Year Ended    Year Ended      Year Ended    Year Ended
           December 31,  December 31,    December 31,  December 31,
               2002          2001            2002          2001
           ----------------------------  ---------------------------
           $    695,769  $    887,928    $  1,320,892  $  1,362,402
            (26,816,498)  (15,658,764)    (30,125,745)  (22,792,369)
            (21,737,899)      649,785     (16,781,021)   (6,235,304)
           ------------  ------------    ------------  ------------
            (47,858,628)  (14,121,051)    (45,585,874)  (27,665,271)
           ------------  ------------    ------------  ------------
               (838,826)     (955,461)     (1,314,169)   (1,722,833)
                (48,274)       (4,460)        (48,707)       (4,350)
                     --            --              --            --
                     --    (4,330,596)             --            --
                     --       (20,213)             --            --
                     --            --              --            --
           ------------  ------------    ------------  ------------
               (887,100)   (5,310,730)     (1,362,876)   (1,727,183)
           ------------  ------------    ------------  ------------
                314,806     1,035,709       4,138,891     1,721,648
              3,781,031     5,195,427       2,784,048     3,498,965
                     --            --              --            --
                     --            --              --            --
                     --            --              --            --
                     --            --              --            --
                838,826     5,286,057       1,314,169     1,722,833
                 48,274        24,673          48,707         4,350
                     --            --              --            --
            (35,131,452)  (24,571,624)    (38,892,067)  (25,423,122)
               (323,149)      (25,820)       (489,420)      (31,895)
                     --            --              --            --
           ------------  ------------    ------------  ------------
            (30,471,664)  (13,055,578)    (31,095,672)  (18,507,221)
           ------------  ------------    ------------  ------------
            (79,217,392)  (32,487,359)    (78,044,422)  (47,899,675)
            194,916,799   227,404,158     196,911,684   244,811,359
           ------------  ------------    ------------  ------------
           $115,699,407  $194,916,799    $118,867,262  $196,911,684
           ============  ============    ============  ============
           $    695,772  $    887,103    $  1,325,822  $  1,361,593
           ============  ============    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                             J.P. Morgan
                                                     International Equity Portfolio
                                                     -----------------------------
                                                      Year Ended      Year Ended
                                                     December 31,    December 31,
                                                         2002            2001
                                                     ------------    -------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $    581,988    $    583,490
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (13,205,513)    (22,325,893)
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts and foreign currency related
       transactions                                       884,729      (1,635,196)
                                                      ------------   ------------
   Net increase (decrease) in net assets
       resulting from operations                      (11,738,796)    (23,377,599)
                                                      ------------   ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                   --      (1,224,410)
     Class B                                                   --          (2,709)
     Class E                                                   --              --
   From net realized gains
     Class A                                                   --     (11,619,058)
     Class B                                                   --         (25,706)
     Class E                                                   --              --
                                                      ------------   ------------
   Net decrease in net assets resulting from
       distributions                                           --     (12,871,883)
                                                      ------------   ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            6,635,597       7,459,578
     Class B                                            2,386,098       1,312,789
     Class E                                                   --              --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --              --
     Class B                                                   --              --
     Class E                                                   --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                   --      12,843,469
     Class B                                                   --          28,413
     Class E                                                   --              --
   Cost of shares repurchased
     Class A                                          (24,717,531)    (20,891,835)
     Class B                                           (1,602,418)       (282,491)
     Class E                                                   --              --
                                                      ------------   ------------
   Net increase (decrease) in net assets from
       capital share transactions                     (17,298,254)        469,923
                                                      ------------   ------------
Total increase (decrease) in net assets               (29,037,050)    (35,779,559)
   Net assets at beginning of year                     81,495,213     117,274,772
                                                      ------------   ------------
   Net assets at end of year                         $ 52,458,163    $ 81,495,213
                                                      ============   ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    124,301    $   (511,759)
                                                      ============   ============

                       See notes to financial statements

                   Lord Abbett                    Lord Abbett
            Bond Debenture Portfolio        Mid-Cap Value Portfolio
           ---------------------------     -------------------------
            Year Ended    Year Ended        Year Ended    Year Ended
           December 31,  December 31,      December 31,  December 31,
               2002          2001              2002          2001
           ------------  ------------      ------------  ------------
           $ 20,366,107  $ 12,772,190      $  1,067,587  $   595,272
            (16,283,551)  (11,855,449)        2,318,850    5,059,863
             (6,270,922)    5,301,060       (14,810,053)     784,329
           ------------  ------------  -   ------------  -----------
             (2,188,366)    6,217,801       (11,423,616)   6,439,464
           ------------  ------------  -   ------------  -----------
            (12,896,402)  (12,506,102)         (359,053)    (311,212)
             (5,165,839)     (256,120)         (235,825)      (9,609)
                   (848)           --                --           --
                     --            --        (2,989,513)  (5,756,445)
                     --            --        (2,056,058)    (177,733)
                     --            --                --           --
           ------------  ------------  -   ------------  -----------
            (18,063,089)  (12,762,222)       (5,640,449)  (6,254,999)
           ------------  ------------  -   ------------  -----------
             13,069,643     6,208,746        13,630,605   14,801,939
            181,396,382    31,934,579        38,576,058   16,179,348
              2,178,240            --                --           --
             70,161,352            --                --           --
                     --            --                --           --
                344,984            --                --           --
             12,896,402    12,506,102         3,348,566    6,067,658
              5,165,839       256,120         2,291,883      187,342
                    848            --                --           --
            (29,457,532)  (12,965,715)       (6,869,076)  (5,203,427)
            (19,361,164)     (581,913)         (228,084)    (209,138)
                (77,370)           --                --           --
           ------------  ------------  -   ------------  -----------
            236,317,624    37,357,919        50,749,952   31,823,722
           ------------  ------------  -   ------------  -----------
            216,066,169    30,813,498        33,685,887   32,008,187
            186,003,643   155,190,145        91,988,224   59,980,037
           ------------  ------------  -   ------------  -----------
           $402,069,812  $186,003,643      $125,674,111  $91,988,224
           ============  ============  =   ============  ===========
           $ 15,707,655  $ 12,540,590      $  1,044,170  $   594,876
           ============  ============  =   ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                 Lord Abbett Developing        Lord Abbett Growth
                                                                    Growth Portfolio         Opportunities Portfolio
                                                               -------------------------    ------------------------
                                                                Year Ended    Year Ended     Year Ended  Period Ended
                                                               December 31,  December 31,   December 31, December 31,
                                                                   2002          2001           2002        2001*
                                                               ---------------------------  -------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                $   (230,220) $  (261,422)   $  (103,078)  $  (31,030)
   Net realized gain (loss) on investments, futures
       contracts and foreign currency related transactions       (5,494,134)  (1,283,353)    (2,844,545)    (544,440)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency
       related transactions                                      (5,075,118)  (1,607,168)      (965,565)     438,224
                                                               ------------  -----------    -----------   ----------
   Net increase (decrease) in net assets resulting from
       operations                                               (10,799,472)  (3,151,943)    (3,913,188)    (137,246)
                                                               ------------  -----------    -----------   ----------
Distributions to Shareholders:
   From net investment income
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   From net realized gains
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
                                                               ------------  -----------    -----------   ----------
   Net decrease in net assets resulting from distributions               --           --             --           --
                                                               ------------  -----------    -----------   ----------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                                        387,986    1,757,062      4,194,420      921,657
     Class B                                                      3,634,160    2,434,281     11,057,301    8,624,420
     Class E                                                             --           --             --           --
   Net asset value of shares issued through acquisition
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                             --           --             --           --
     Class B                                                             --           --             --           --
     Class E                                                             --           --             --           --
   Cost of shares repurchased
     Class A                                                     (6,287,258)  (5,260,907)      (332,637)     (58,618)
     Class B                                                       (226,663)    (104,208)    (2,830,269)     (54,064)
     Class E                                                             --           --             --           --
                                                               ------------  -----------    -----------   ----------
   Net increase (decrease) in net assets from capital share
       transactions                                              (2,491,775)  (1,173,772)    12,088,815    9,433,395
                                                               ------------  -----------    -----------   ----------
Total increase (decrease) in net assets                         (13,291,247)  (4,325,715)     8,175,627    9,296,149
   Net assets at beginning of year                               38,069,871   42,395,586      9,296,149           --
                                                               ------------  -----------    -----------   ----------
   Net assets at end of year                                   $ 24,778,624  $38,069,871    $17,471,776   $9,296,149
                                                               ============  ===========    ===========   ==========
   Net assets at end of period includes undistributed
       (distributions in excess of) net investment income      $         --  $        --    $    (4,196)  $       --
                                                               ============  ===========    ===========   ==========

---------------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                    Lord Abbett                 Janus Aggressive
            Growth and Income Portfolio         Growth Portfolio
          ------------------------------    ------------------------
            Year Ended      Year Ended       Year Ended  Period Ended
           December 31,    December 31,     December 31, December 31,
               2002            2001             2002        2001*
          --------------------------------  -------------------------
          $   11,486,892  $   12,562,598    $   (43,965) $    (7,316)

             (14,613,963)     93,123,272     (5,581,054)  (1,875,453)

            (249,388,123)    (81,722,501)    (2,849,034)     721,113
          --------------  --------------    -----------  -----------
            (252,515,194)     23,963,369     (8,474,053)  (1,161,656)
          --------------  --------------    -----------  -----------
              (9,220,759)    (11,375,027)        (1,654)          --
              (3,339,466)        (94,323)        (2,181)          --
                      --              --             --           --
             (65,695,101)             --             --           --
             (24,220,593)             --             --           --
                      --              --             --           --
          --------------  --------------    -----------  -----------
            (102,475,919)    (11,469,350)        (3,835)          --
          --------------  --------------    -----------  -----------
              14,435,120      25,105,875      3,639,904   16,411,942
             282,039,942      95,188,310     43,918,089           --
                      --              --             --           --
                      --     338,019,377             --           --
                      --              --             --           --
                      --              --             --           --
              74,915,859      11,375,027          1,654           --
              27,560,060          94,323          2,181           --
                      --              --             --           --
            (118,653,993)   (122,589,606)          (446)     (35,098)
              (1,963,920)        (65,161)    (4,745,659)          --
                      --              --             --           --
          --------------  --------------    -----------  -----------
             278,333,068     347,128,145     42,815,723   16,376,844
          --------------  --------------    -----------  -----------
             (76,658,045)    359,622,164     34,337,835   15,215,188
           1,304,202,591     944,580,427     15,215,188           --
          --------------  --------------    -----------  -----------
          $1,227,544,546  $1,304,202,591    $49,553,023  $15,215,188
          ==============  ==============    ===========  ===========

          $   11,486,877  $   12,560,233    $    (6,269) $       410
          ==============  ==============    ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              MFS
                                                                                         Mid Cap Growth
                                                                                           Portfolio
                                                                                   -------------------------
                                                                                    Year Ended   Period Ended
                                                                                   December 31,  December 31,
                                                                                       2002         2001*
                                                                                   --------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                                    $   (248,890) $   (56,387)
   Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                (26,784,134)      83,992
   Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency related transactions                             (608,533)     106,436
                                                                                   ------------  -----------
   Net increase (decrease) in net assets resulting from operations                  (27,641,557)     134,041
                                                                                   ------------  -----------
Distributions to Shareholders:
   From net investment income
     Class A                                                                                 --           --
     Class B                                                                                 --           --
     Class E                                                                                 --           --
   From net realized gains
     Class A                                                                            (93,921)          --
     Class B                                                                           (354,168)          --
     Class E                                                                            (11,926)          --
                                                                                   ------------  -----------
   Net decrease in net assets resulting from distributions                             (460,015)          --
                                                                                   ------------  -----------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                                         17,519,418   14,187,690
     Class B                                                                         62,392,181   24,164,104
     Class E                                                                          2,749,424       26,834
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                             93,921           --
     Class B                                                                            354,168           --
     Class E                                                                             11,926           --
   Cost of shares repurchased
     Class A                                                                         (5,285,892)    (912,483)
     Class B                                                                         (5,758,265)    (624,044)
     Class E                                                                           (273,115)          --
                                                                                   ------------  -----------
   Net increase (decrease) in net assets from capital share transactions             71,803,766   36,842,101
                                                                                   ------------  -----------
Total increase (decrease) in net assets                                              43,702,194   36,976,142
Net assets at beginning of year                                                      36,976,142           --
                                                                                   ------------  -----------
Net assets at end of year                                                          $ 80,678,336  $36,976,142
                                                                                   ============  ===========
Net assets at end of period includes undistributed (distributions in excess of)
   net investment income                                                           $     (9,533) $     1,552
                                                                                   ============  ===========

-------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                       MFS                      Oppenheimer
              Research International        Capital Appreciation
                    Portfolio                    Portfolio
            --------------------------   --------------------------
             Year Ended   Period Ended    Year Ended   Period Ended
            December 31,  December 31,   December 31,  December 31,
                2002         2001*           2002         2001*
            ---------------------------  --------------------------
            $    164,036  $     7,224    $     (8,402) $     3,166
              (3,355,546)  (1,333,086)     (2,166,283)    (275,965)
                (966,367)     378,648     (12,129,452)    (112,622)
            ------------  -----------    ------------  -----------
              (4,157,877)    (947,214)    (14,304,137)    (385,421)
            ------------  -----------    ------------  -----------
                 (15,462)      (7,666)           (351)          --
                 (77,895)     (10,475)         (4,242)      (9,434)
                  (2,696)         (27)             --           --
                      --           --              --           --
                      --           --              --           --
                      --           --              --           --
            ------------  -----------    ------------  -----------
                 (96,053)     (18,168)         (4,593)      (9,434)
            ------------  -----------    ------------  -----------
              15,763,526    7,654,971       2,414,227           --
              75,017,918   17,459,026     113,740,604   27,577,952
               1,963,234       15,669              --           --
                  15,462        7,666             351           --
                  77,895       10,475           4,242        9,434
                   2,696           27              --           --
              (9,229,291)  (3,836,249)     (1,500,314)          --
             (19,440,587)  (1,870,608)     (4,200,145)    (250,882)
                (124,323)          --              --           --
            ------------  -----------    ------------  -----------
              64,046,530   19,440,977     110,458,965   27,336,504
            ------------  -----------    ------------  -----------
              59,792,600   18,475,595      96,150,235   26,941,649
              18,475,595           --      26,941,649           --
            ------------  -----------    ------------  -----------
            $ 78,268,195  $18,475,595    $123,091,884  $26,941,649
            ============  ===========    ============  ===========
            $     14,274  $    (6,035)   $     (6,675) $     1,834
            ============  ===========    ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                               PIMCO                           PIMCO
                                                            Money Market                   Total Return
                                                             Portfolio                       Portfolio
                                                     -------------------------      --------------------------
                                                      Year Ended   Period Ended      Year Ended   Period Ended
                                                     December 31,  December 31,     December 31,  December 31,
                                                         2002         2001*             2002         2001*
                                                     ------------  ------------     ------------  ------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $    737,775  $   203,005      $  8,667,604  $  1,050,002
   Net realized gain (loss) on investments,
       futures contracts, swap contracts, options
       and foreign currency related transactions            8,897        1,484        13,317,257       959,310
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts and foreign currency related
       transactions                                            --           --         7,466,102       543,940
                                                     ------------  -----------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                          746,672      204,489        29,450,963     2,553,252
                                                     ------------  -----------  -   ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                               (6,052)          --                --      (696,698)
     Class B                                             (740,620)    (211,493)               --      (584,919)
     Class E                                                   --           --                --          (293)
   From net realized gains
     Class A                                                   --           --                --      (420,491)
     Class B                                                   --         (554)               --      (418,935)
     Class E                                                   --           --                --          (118)
                                                     ------------  -----------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                     (746,672)    (212,047)               --    (2,121,454)
                                                     ------------  -----------  -   ------------  ------------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                            4,755,921   26,558,306       105,065,578    32,446,264
     Class B                                          176,836,037           --       376,072,673    51,875,929
     Class E                                                   --           --        28,769,037        87,564
   Net asset value of shares issued through
       acquisition
     Class A                                                   --           --                --    28,688,977
     Class B                                                   --           --                --            --
     Class E                                                   --           --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                6,052           --                --     1,117,189
     Class B                                              740,620                             --     1,003,854
     Class E                                                   --           --                --           411
   Cost of shares repurchased
     Class A                                           (4,757,150)          --       (18,937,372)   (3,812,656)
     Class B                                          (75,592,383)                   (13,222,572)   (6,496,799)
     Class E                                                   --           --          (627,735)           --
                                                     ------------  -----------  -   ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                     101,989,097   26,558,306       477,119,609   104,910,733
                                                     ------------  -----------  -   ------------  ------------
Total increase (decrease) in net assets               101,989,097   26,550,748       506,570,572   105,342,531
   Net assets at beginning of year                     26,550,748           --       105,342,531            --
                                                     ------------  -----------  -   ------------  ------------
   Net assets at end of year                         $128,539,845  $26,550,748      $611,913,103  $105,342,531
                                                     ============  ===========  =   ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $     (5,420) $      (565)     $ 12,017,735  $    (65,107)
                                                     ============  ===========  =   ============  ============

---------------------------------------------------------------------------------------------------------------

* For the period from 2/12/2001 (commencement of operations) through 12/31/2001

                       See notes to financial statements

                      PIMCO                        Met/Putnam
                   Innovation                       Research
                    Portfolio                      Portfolio
           --------------------------      -------------------------
            Year Ended   Period Ended       Year Ended   Period Ended
           December 31,  December 31,      December 31,  December 31,
               2002         2001*              2002         2001*
           ------------  ------------      ------------  ------------
           $   (277,461) $    (72,964)     $    302,299  $    76,538
            (19,688,462)     (677,657)       (7,353,389)  (7,621,542)
               (850,951)     (337,626)       (5,278,837)   1,965,142
           ------------  ------------  -   ------------  -----------
            (20,816,874)   (1,088,247)      (12,329,927)  (5,579,862)
           ------------  ------------  -   ------------  -----------
                     --            --          (135,829)     (24,304)
                     --            --          (144,587)     (74,716)
                     --            --                --           --
                     --            --                --           --
                     --            --                --           --
                     --            --                --           --
           ------------  ------------  -   ------------  -----------
                     --            --          (280,416)     (99,020)
           ------------  ------------  -   ------------  -----------
             37,581,364    29,390,300         8,651,118      360,467
             18,116,225    11,473,025        29,021,704   25,478,147
              1,547,548        10,000                --           --
                     --            --                --   39,356,530
                     --            --                --           --
                     --            --                --           --
                     --            --           135,829       24,304
                     --            --           144,587       74,716
                     --            --                --           --
            (28,314,925)  (13,631,619)       (9,563,003)  (1,254,576)
             (4,283,264)     (501,106)      (13,522,533)    (164,401)
               (114,277)           --                --           --
           ------------  ------------  -   ------------  -----------
             24,532,671    26,740,600        14,867,702   63,875,187
           ------------  ------------  -   ------------  -----------
              3,715,797    25,652,353         2,257,359   58,196,305
             25,652,353            --        58,196,305           --
           ------------  ------------  -   ------------  -----------
           $ 29,368,150  $ 25,652,353      $ 60,453,664  $58,196,305
           ============  ============  =   ============  ===========
           $     (7,398) $         --      $    (20,295) $     9,063
           ============  ============  =   ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                              Met/AIM                     Met/AIM
                                                         Small Cap Growth           Mid Cap Core Equity
                                                             Portfolio                   Portfolio
                                                     ------------------------    ------------------------
                                                      Year Ended  Period Ended    Year Ended  Period Ended
                                                     December 31, December 31,   December 31, December 31,
                                                         2002        2001*           2002        2001*
                                                     --------------------------  -------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                      $  (210,347)  $  (12,513)   $     8,530   $     (449)
   Net realized gain (loss) on investments,
       futures contracts and foreign currency
       related transactions                           (2,799,929)     (23,478)      (861,783)      20,180
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts and foreign currency related
       transactions                                   (3,453,867)   1,041,901     (1,929,523)     314,464
                                                     -----------   ----------    -----------   ----------
   Net increase (decrease) in net assets
       resulting from operations                      (6,464,143)   1,005,910     (2,782,776)     334,195
                                                     -----------   ----------    -----------   ----------
Distributions to shareholders:
   From net investment income
     Class A                                                  --           --         (2,106)      (2,475)
     Class B                                                  --           --         (3,343)          --
     Class E                                                  --           --         (1,545)          --
   From net realized gains
     Class A                                                  --           --         (2,977)          --
     Class B                                                  --           --        (22,834)          --
     Class E                                                  --           --         (2,901)          --
                                                     -----------   ----------    -----------   ----------
   Net decrease in net assets resulting from
       distributions                                          --           --        (35,706)      (2,475)
                                                     -----------   ----------    -----------   ----------
Capital share transactions (Note 4):
   Proceeds from shares sold
     Class A                                           8,589,891           --      4,799,244           --
     Class B                                          51,005,960    6,653,971     35,583,517    4,199,462
     Class E                                           4,950,300           --      5,664,509           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                  --           --          5,083           --
     Class B                                                  --           --         26,177        2,475
     Class E                                                  --           --          4,446           --
   Cost of shares repurchased
     Class A                                            (386,771)          --        (22,738)          --
     Class B                                          (6,714,613)     (25,672)    (5,334,843)        (650)
     Class E                                          (3,009,728)          --     (1,141,608)          --
                                                     -----------   ----------    -----------   ----------
   Net increase (decrease) in net assets from
       capital share transactions                     54,435,039    6,628,299     39,583,787    4,201,287
                                                     -----------   ----------    -----------   ----------
Total increase (decrease) in net assets               47,970,896    7,634,209     36,765,305    4,533,007
   Net assets at beginning of year                     7,634,209           --      4,533,007           --
                                                     -----------   ----------    -----------   ----------
   Net assets at end of year                         $55,605,105   $7,634,209    $41,298,312   $4,533,007
                                                     ===========   ==========    ===========   ==========
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    (4,516)  $      264    $       690   $    1,617
                                                     ===========   ==========    ===========   ==========

----------------------------------------------------------------------------------------------------------

* For the period from 10/9/2001 (commencement of operations) through 12/31/2001 ** For the period from 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

                     State Street Research     Third Avenue
                   Concentrated International Small Cap Value
                           Portfolio             Portfolio
                   -------------------------  ---------------
                    Year Ended   Period Ended  Period Ended
                   December 31,  December 31,  December 31,
                       2002         2001*         2002**
                   ------------  ------------ ---------------
                   $     33,994  $      (890)   $    86,495
                     (1,073,891)     (13,104)        51,703
                       (865,769)     509,481       (871,905)
                   ------------  -----------    -----------
                     (1,905,666)     495,487       (733,707)
                   ------------  -----------    -----------
                         (7,005)      (4,567)        (9,664)
                        (16,750)          --        (66,065)
                         (1,956)          --             --
                             --      (62,731)        (6,087)
                             --           --        (45,614)
                             --           --             --
                   ------------  -----------    -----------
                        (25,711)     (67,298)      (127,430)
                   ------------  -----------    -----------
                      5,531,115           --      4,990,886
                     23,682,117    6,618,860     34,145,908
                      2,186,933           --             --
                          7,005           --         15,751
                         16,750       67,298        111,679
                          1,955           --             --
                         (9,159)          --            (42)
                    (10,459,097)  (1,363,935)      (834,600)
                       (600,188)          --             --
                   ------------  -----------    -----------
                     20,357,431    5,322,223     38,429,583
                   ------------  -----------    -----------
                     18,426,054    5,750,412     37,568,446
                      5,750,412           --             --
                   ------------  -----------    -----------
                   $ 24,176,466  $ 5,750,412    $37,568,446
                   ============  ===========    ===========
                   $    (13,964) $     1,645    $    12,327
                   ============  ===========    ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                         Net Asset                   Net Realized/  Total      Distributions Distributions
                                         Value                       Unrealized     from       from Net      from Net
Selected Per Share Data for the Year or  Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Period Ended:                            Period       Income (Loss)  Investments    Operations Income        Capital Gains
J.P. Morgan Small Cap Stock Portfolio    ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $11.74      $ 0.00+(a)     $(2.47)(a)    $(2.47)      $(0.01)       $    --
 12/31/2001                                  14.82        0.02 (a)      (1.22)(a)     (1.20)       (0.02)        (1.86)
 12/31/2000                                  17.27            0.02         (1.78)     (1.76)        0.00+        (0.69)
 12/31/1999                                  11.98            0.01           5.31       5.32       (0.03)            --
 12/31/1998                                  13.11            0.05         (0.72)     (0.67)       (0.02)        (0.44)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  11.72       (0.02)(a)      (2.46)(a)     (2.48)       (0.01)            --
 04/03/2001 to 12/31/2001(b)                 12.25        0.00+(a)       1.35 (a)       1.35       (0.02)        (1.86)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Quality Bond Portfolio       ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $11.41      $ 0.54 (a)     $ 0.48 (a)    $  1.02      $(0.56)       $    --
 12/31/2001                                  11.19        0.64 (a)       0.13 (a)       0.77       (0.55)            --
 12/31/2000                                  10.67            0.75           0.42       1.17       (0.65)            --
 12/31/1999                                  11.02            0.46         (0.63)     (0.17)       (0.12)        (0.06)
 12/31/1998                                  10.40            0.49           0.37       0.86       (0.24)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  11.40        0.47 (a)       0.51 (a)       0.98       (0.56)            --
 04/03/2001 to 12/31/2001(b)                 11.52        0.39 (a)       0.04 (a)       0.43       (0.55)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Select Equity Portfolio      ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $12.86      $ 0.05 (a)     $(3.35)(a)    $(3.30)      $(0.07)       $    --
 12/31/2001                                  14.03        0.06 (a)      (0.89)(a)     (0.83)       (0.06)        (0.28)
 12/31/2000                                  16.11            0.06         (1.00)     (0.94)       (0.08)        (1.06)
 12/31/1999                                  16.07            0.07           1.45       1.52       (0.04)        (1.44)
 12/31/1998                                  13.97            0.09           2.98       3.07       (0.05)        (0.92)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  12.83        0.03 (a)      (3.34)(a)     (3.31)       (0.07)            --
 04/03/2001 to 12/31/2001(b)                 12.35        0.03 (a)       0.79 (a)       0.82       (0.06)        (0.28)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan Enhanced Index Portfolio     ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $14.73      $ 0.11 (a)     $(3.78)(a)    $(3.67)      $(0.13)       $    --
 12/31/2001                                  16.76        0.11 (a)      (2.02)(a)     (1.91)       (0.12)            --
 12/31/2000                                  20.68            0.10         (2.34)     (2.24)       (0.13)        (1.55)
 12/31/1999                                  18.12            0.11           3.05       3.16       (0.03)        (0.57)
 12/31/1998                                  13.85            0.09           4.36       4.45       (0.04)        (0.14)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                  14.70        0.08 (a)         (3.77)     (3.69)       (0.12)            --
 04/03/2001 to 12/31/2001(b)                 14.64        0.05 (a)       0.13 (a)       0.18       (0.12)            --
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------
J.P. Morgan International Equity
 Portfolio                               ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                 $ 8.68      $ 0.07 (a)     $(1.49)(a)    $(1.42)      $    --       $    --
 12/31/2001                                  12.61        0.06 (a)      (2.54)(a)     (2.48)       (0.14)        (1.31)
 12/31/2000                                  16.23            0.05         (2.64)     (2.59)       (0.07)        (0.96)
 12/31/1999                                  12.86            0.08           3.54       3.62       (0.07)        (0.18)
 12/31/1998                                  11.47            0.12           1.49       1.61       (0.22)        (0.00)+
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                   8.66        0.04 (a)      (1.47)(a)     (1.43)           --            --
 04/03/2001 to 12/31/2001(b)                 10.72       (0.02)(a)      (0.59)(a)     (0.61)       (0.14)        (1.31)
 -----------------------------------
                                         ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
Certain prior amounts have been reclassified to conform to current year presentation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/03/2001.

                       See notes to financial statements

                                                               Ratio of       Ratio of      Ratio of Net
                                     Net Assets    Ratio of    Expenses to    Expenses to   Investment
              Net Asset              End of        Expenses to Average Net    Average Net   Income (Loss) to Portfolio
Total         Value End              Period        Average Net Assets After   Assets Before Average          Turnover
Distributions of Period Total Return (in millions) Assets      Broker Rebates Reimbursement Net Assets       Rate
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.01)     $ 9.26     (21.05)%      $ 47.2        1.20%        1.20%            N/A           0.01%        77.6%
    (1.88)      11.74       (8.42)        76.8         1.09          N/A            N/A            0.14         79.9
    (0.69)      14.82      (10.55)        97.9         1.03          N/A            N/A            0.17        107.1
    (0.03)      17.27        44.56       109.3         1.05          N/A          1.09%            0.11        123.5
    (0.46)      11.98       (5.40)        78.2         0.95          N/A           1.12            0.45         62.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.01)       9.23      (21.19)         2.1         1.47         1.47            N/A          (0.23)         77.6
    (1.88)      11.72        10.61         0.9        1.40*          N/A            N/A         (0.10)*         79.9
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.56)     $11.87        8.94%      $134.9        0.60%          N/A          0.71%           4.53%       282.5%
    (0.55)      11.41         7.03       126.0         0.60          N/A           0.70            5.59        229.4
    (0.65)      11.19        11.42        93.2         0.64          N/A           0.72            6.33        221.9
    (0.18)      10.67       (1.54)        95.6         0.64          N/A           0.71            5.67        369.5
    (0.24)      11.02         8.37        45.8         0.65          N/A           0.86            5.59        255.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.56)      11.82         8.59        30.8         0.85          N/A           0.96            3.95        282.5
    (0.55)      11.40         3.87         7.3        0.85*          N/A          0.95*           4.40*        229.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.07)     $ 9.49     (25.65)%      $108.9        0.79%        0.79%            N/A           0.47%        63.7%
    (0.34)      12.86       (6.05)       189.6         0.73          N/A            N/A            0.43         79.3
    (1.14)      14.03       (6.18)       227.4         0.75          N/A            N/A            0.39         77.6
    (1.48)      16.11         9.71       249.7         0.77          N/A            N/A            0.55        133.8
    (0.97)      16.07        22.56       197.8         0.78          N/A          0.86%            0.68        182.9
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.07)       9.45      (25.83)         6.8         1.05         1.05           N/A             0.25         63.7
    (0.34)      12.83         6.56         5.3        0.98*          N/A           N/A            0.28*         79.3
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $(0.13)     $10.93     (24.96)%      $114.4        0.65%        0.65%          0.75%           0.87%        52.1%
    (0.12)      14.73      (11.42)       193.4         0.66          N/A           0.69            0.63         51.4
    (1.68)      16.76      (11.55)       244.8         0.74          N/A           N/A             0.65         69.8
    (0.60)      20.68        17.64       263.1         0.75          N/A           0.76            0.75         63.2
    (0.18)      18.12        32.31       103.8         0.75          N/A           0.94            0.77         62.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

    (0.12)      10.89      (25.12)         4.5         0.90         0.90           1.01            0.66         52.1
    (0.12)      14.70         1.21         3.5        0.90*          N/A          0.93*           0.46*         51.4
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

   $    --     $ 7.26     (16.36)%      $ 50.9        1.05%          N/A          1.33%           0.87%        84.4%
    (1.45)       8.68      (20.34)        80.5         1.06          N/A           1.17            0.62         88.3
    (1.03)      12.61      (16.76)       117.3         1.16          N/A           N/A             0.34        101.0
    (0.25)      16.23        28.52       138.1         1.10          N/A           1.15            0.62         82.8
    (0.22)      12.86        14.07       104.5         0.91          N/A           1.09            0.97         74.0
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

        --       7.23      (16.51)         1.6         1.30          N/A           1.61            0.54         84.4
    (1.45)       8.66       (6.49)         1.0        1.30*          N/A          1.41*         (0.34)*         88.3
------------- --------- ------------ ------------- ----------- -------------- ------------- ---------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      Net Asset                   Net Realized/             Distributions
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Bond Debenture Portfolio             ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $11.22      $  0.77(a)     $(0.79)(a)    $(0.02)      $(0.96)
       12/31/2001                                         11.75         0.90(a)      (0.48)(a)       0.42       (0.95)
       12/31/2000                                         12.48            1.00         (0.90)       0.10       (0.83)
       12/31/1999                                         12.38            0.71         (0.29)       0.42       (0.24)
       12/31/1998                                         12.11            0.68           0.08       0.76       (0.35)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         11.20         0.72(a)      (0.76)(a)     (0.04)       (0.95)
       03/22/2001 to 12/31/2001(b)                        12.03         0.64(a)      (0.52)(a)       0.12       (0.95)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class E
       04/01/2002 to 12/31/2002(c)                        11.27         0.53(a)      (0.62)(a)     (0.09)       (0.96)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $16.64      $  0.16(a)     $(1.71)(a)    $(1.55)      $(0.07)
       12/31/2001                                         16.92         0.14(a)       1.14 (a)       1.28       (0.08)
       12/31/2000                                         11.17            0.08           5.79       5.87       (0.04)
       12/31/1999                                         10.58            0.04           0.56       0.60       (0.01)
       12/31/1998                                         10.48            0.03           0.09       0.12       (0.02)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         16.62         0.13(a)      (1.72)(a)     (1.59)       (0.07)
       04/03/2001 to 12/31/2001(d)                        16.41         0.08(a)       1.69 (a)       1.77       (0.08)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Developing Growth Portfolio          ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $10.66      $(0.06)(a)     $(3.03)(a)    $(3.09)          $--
       12/31/2001                                         11.44       (0.08)(a)      (0.70)(a)     (0.78)           --
       12/31/2000                                         14.88          (0.08)         (2.69)     (2.77)           --
       12/31/1999                                         11.24          (0.07)           3.71       3.64           --
       12/31/1998                                         10.55          (0.03)           0.72       0.69           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         10.64       (0.08)(a)      (3.02)(a)     (3.10)           --
       04/03/2001 to 12/31/2001(d)                         9.10       (0.07)(a)       1.61 (a)       1.54           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $ 8.95      $(0.04)(a)     $(2.13)(a)    $(2.17)      $    --
       05/01/2001 to 12/31/2001(e)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)           --
       02/12/2001 to 12/31/2001(f)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------
     Lord Abbett Growth and Income Portfolio          ------------ -------------- -------------- ---------- -------------

       Class A
       12/31/2002                                        $25.05       $ 0.21(a)     $(4.67)(a)    $(4.46)      $(0.21)
       12/31/2001                                         26.82         0.25(a)      (1.80)(a)     (1.55)       (0.22)
       12/31/2000                                         24.07           0.00+           3.42       3.42       (0.28)
       01/08/1999 to 12/31/1999(g)                        21.60         0.27(a)       2.20 (a)       2.47           --
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

       Class B
       12/31/2002                                         25.01         0.17(a)      (4.67)(a)     (4.50)       (0.21)
       03/22/2001 to 12/31/2001(b)                        23.59         0.13(a)       1.51 (a)       1.64       (0.22)
------------------------------------
                                                      ------------ -------------- -------------- ---------- -------------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Bond Debenture Portfolio             -------------

       Class A
       12/31/2002                                        $    --
       12/31/2001                                             --
       12/31/2000                                             --
       12/31/1999                                         (0.08)
       12/31/1998                                         (0.14)
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       03/22/2001 to 12/31/2001(b)                            --
------------------------------------
                                                      -------------

       Class E
       04/01/2002 to 12/31/2002(c)                            --
------------------------------------
                                                      -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       12/31/2002                                        $(0.61)
       12/31/2001                                         (1.48)
       12/31/2000                                         (0.08)
       12/31/1999                                             --
       12/31/1998                                             --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                         (0.61)
       04/03/2001 to 12/31/2001(d)                        (1.48)
------------------------------------
                                                      -------------
     Lord Abbett Developing Growth Portfolio          -------------

       Class A
       12/31/2002                                        $    --
       12/31/2001                                             --
       12/31/2000                                         (0.67)
       12/31/1999                                             --
       12/31/1998                                         (0.00)+
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       04/03/2001 to 12/31/2001(d)                            --
------------------------------------
                                                      -------------
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       12/31/2002                                        $    --
       05/01/2001 to 12/31/2001(e)                            --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                             --
       02/12/2001 to 12/31/2001(f)                            --
------------------------------------
                                                      -------------
     Lord Abbett Growth and Income Portfolio          -------------

       Class A
       12/31/2002                                        $(1.52)
       12/31/2001                                             --
       12/31/2000                                         (0.39)
       01/08/1999 to 12/31/1999(g)                            --
------------------------------------
                                                      -------------

       Class B
       12/31/2002                                         (1.52)
       03/22/2001 to 12/31/2001(b)                            --
------------------------------------
                                                      -------------

* Annualized
+ Rounds to less than $0.005 per share
Certain prior amounts have been reclassified to conform to current year presentation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 03/22/2001.
(c) Commencement of operations - 04/01/2002.

                       See notes to financial statements

                                                                                                         Ratio of Net
                                                                     Ratio of Expenses Ratio of Expenses Investment
              Net Asset              Net Assets    Ratio of Expenses to Average Net    to Average Net    Income (Loss) to  Portfolio
Total         Value End              End of Period to Average Net    Assets After      Assets Before     Average           Turnover
Distributions of Period Total Return (in millions) Assets            Broker Rebates    Reimbursement     Net Assets        Rate
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
   $(0.96)     $10.24      (0.39)%     $  202.1          0.70%                N/A            0.77%             7.43%         45.8%
    (0.95)      11.22         3.76        154.2           0.72                N/A             0.75              7.76          66.2
    (0.83)      11.75         0.87        155.2           0.85                N/A             0.86              7.78          64.9
    (0.32)      12.48         3.40        170.2           0.85                N/A             0.86              6.74          46.7
    (0.49)      12.38         6.26        120.0           0.85                N/A             0.93              6.58          84.7
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

    (0.95)      10.21       (0.57)        197.4           0.95                N/A             1.05              7.12          45.8
    (0.95)      11.20         1.17         31.8          0.95*                N/A            0.98*             7.38*          66.2
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

    (0.96)      10.22    (1.03)(c)          2.5          0.85*                N/A            0.98*             7.12*          45.8
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

   $(0.68)     $14.41      (9.31)%     $   74.0          0.89%             0.89%             0.90%             1.04%         29.0%
    (1.56)      16.64         8.10         75.1           0.92                N/A             0.94              0.86          40.0
    (0.12)      16.92        52.87         60.0           1.26                N/A             N/A               0.79          66.4
    (0.01)      11.17         5.71         29.4           1.25                N/A             1.41              0.50          64.3
    (0.02)      10.58         1.11         18.3           1.10                N/A             1.68              0.44          41.0
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

    (0.68)      14.35       (9.58)         51.6           1.14              1.14              1.16              0.83          29.0
    (1.56)      16.62        11.33         16.9          1.15*                N/A            1.17*             0.68*          40.0
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

   $    --     $ 7.57     (28.99)%     $   20.2          0.95%                N/A            1.33%           (0.71)%         53.5%
        --      10.66       (6.82)         35.5           0.98                N/A             1.21            (0.70)          48.7
    (0.67)      11.44      (18.87)         42.4           1.20                N/A             1.24            (0.71)          42.5
        --      14.88        32.47         33.6           1.15                N/A             1.34            (0.73)          53.2
        --      11.24         6.60         15.9           1.00                N/A             1.70            (0.47)          18.7
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

        --       7.54      (29.14)          4.6           1.20                N/A             1.61            (0.94)          53.5
        --      10.64        16.92          2.5          1.20*                N/A            1.44*           (0.94)*          48.7
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

   $    --     $ 6.78     (24.25)%     $    3.8          0.85%                N/A            1.69%           (0.52)%         89.6%
        --       8.95       (6.58)          0.9          0.85*                N/A            5.19*           (0.54)*          89.1
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

        --       6.75      (24.41)         13.7           1.10                N/A             1.98            (0.77)          89.6
        --       8.93      (10.70)          8.4          1.10*                N/A            5.44*           (0.78)*          89.1
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

   $(1.73)     $18.86     (17.95)%     $  890.2          0.65%             0.63%             0.67%             0.94%         55.4%
    (0.22)      25.05       (5.77)      1,205.5           0.64                N/A             0.64              1.04          69.7
    (0.67)      26.82        14.68        944.6           0.70                N/A             N/A               1.32          51.7
        --      24.07        11.38        887.0          0.70*                N/A             N/A              1.24*          70.8
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

    (1.73)      18.78      (18.12)        337.3           0.90               0.88             0.93              0.78          55.4
    (0.22)      25.01         6.96         98.7          0.89*                N/A            0.89*             0.72*          69.7
------------- --------- ------------ ------------- ----------------- ----------------- ----------------- ----------------  ---------

(d) Commencement of operations - 04/03/2001.
(e) Commencement of operations - 05/01/2001.
(f) Commencement of operations - 02/12/2001.
(g) Commencement of operations - 01/08/1999.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                              Net Asset                   Net Realized/  Total      Distributions Distributions
                                              Value                       Unrealized     from       from Net      from Net
Selected Per Share Data for the Year or       Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Period Ended:                                 Period       Income (Loss)  Investments    Operations Income        Capital Gains
Janus Aggressive Growth Portfolio             ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 7.44      $ 0.01 (a)    $  (2.08)(a)   $(2.07)     $(0.00)+       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        7.40       (0.01)(a)       (2.05)(a)    (2.06)      (0.00)+            --
 02/12/2001 to 12/31/2000(c)                      10.00        0.00+(a)       (2.60)(a)    (2.60)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
MFS Mid Cap Growth Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $ 8.37      $(0.02)(a)    $  (3.66)(a)   $(3.68)         $ --       $(0.03)
 05/01/2001 to 12/31/2001(d)                       9.76       (0.02)(a)       (1.37)(a)    (1.39)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.34       (0.03)(a)       (3.64)(a)    (3.67)           --        (0.03)
 02/12/2001 to 12/31/2001(c)                      10.00       (0.04)(a)       (1.62)(a)    (1.66)           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                        8.36       (0.02)(a)       (3.66)(a)    (3.68)           --        (0.03)
 10/31/2001 to 12/31/2001(e)                       7.42       (0.01)(a)        0.95 (a)      0.94           --            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
MFS Research International Portfolio          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $ 8.48      $ 0.06 (a)    $  (1.04)(a)   $(0.98)     $ (0.01)       $    --
 05/01/2001 to 12/31/2001(d)                       9.55       (0.01)(a)       (1.04)(a)    (1.05)       (0.02)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.48        0.03 (a)       (1.03)(a)    (1.00)       (0.01)            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.01 (a)       (1.52)(a)    (1.51)       (0.01)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                        8.48        0.03 (a)       (1.02)(a)    (0.99)       (0.01)            --
 10/31/2001 to 12/31/2001(e)                       8.15       (0.01)(a)        0.35 (a)      0.34       (0.01)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
Oppenheimer Capital Appreciation Portfolio    ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 8.57      $ 0.01 (a)    $  (2.11)(a)   $(2.10)     $(0.00)+       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        8.57        0.00+(a)       (2.12)(a)    (2.12)      (0.00)+            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.00+(a)       (1.43)(a)    (1.43)      (0.00)+            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
PIMCO Money Market Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(b)                     $ 1.00      $ 0.02 (a)    $  (0.01)(a)   $  0.01     $ (0.01)       $    --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                        1.00        0.01 (a)     $  0.00+(a)      0.01       (0.01)            --
 02/12/2001 to 12/31/2001(c)                       1.00        0.03 (a)        0.00+(a)      0.03       (0.03)            --
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------
PIMCO Total Return Portfolio                  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                                      $10.35      $ 0.33 (a)    $   0.66 (a)   $  0.99         $ --       $    --
 05/01/2001 to 12/31/2001(d)                      10.03        0.27 (a)        0.40 (a)      0.67       (0.20)        (0.15)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                       10.33        0.31 (a)        0.65 (a)      0.96           --            --
 02/12/2001 to 12/31/2001(c)                      10.00        0.32 (a)        0.34 (a)      0.66       (0.18)        (0.15)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                       10.33        0.33 (a)        0.64 (a)      0.97           --            --
 10/31/2001 to 12/31/2001(e)                      10.65        0.07 (a)       (0.26)(a)    (0.19)       (0.09)        (0.04)
 -----------------------------------
                                              ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 01/03/2002.
(c) Commencement of operations - 02/12/2001.
(d) Commencement of operations - 05/01/2001.
(e) Commencement of operations - 10/31/2001.
(f) Excludes effect of Deferred Expense Reimbursement. See Note 3 to financial statements.

                       See notes to financial statements

                                                           Ratio of       Ratio of      Ratio of Net
                                               Ratio of    Expenses to    Expenses to   Investment
              Net Asset          Net Assets    Expenses to Average Net    Average Net   Income (Loss) Portfolio
Total         Value End Total    End of Period Average Net Assets After   Assets Before to Average    Turnover
Distributions of Period Return   (in millions) Assets      Broker Rebates Reimbursement Net Assets    Rate
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.00)+      $ 5.37   (27.78)%    $   2.7      0.85%*        0.77%*         1.43%*        0.11%*      92.7%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.00)+        5.34    (27.83)       46.8        1.10          1.00           1.69        (0.18)       92.7
      --         7.40    (26.00)       15.2       1.10*         N/A            4.03*       (0.11)*       98.4
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.03)       $ 4.66   (44.00)%    $  16.0       0.80%         0.73%          1.10%       (0.34)%     157.2%
      --         8.37    (14.24)       13.5       0.80*         N/A            2.35*       (0.35)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.03)         4.64    (44.04)       62.6        1.05          0.96           1.41        (0.54)      157.2
      --         8.34    (16.60)       23.4       1.05*         N/A            2.60*       (0.53)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.03)         4.65    (44.05)        2.1        0.95          0.84           1.34        (0.38)      157.2
      --         8.36      12.67         --       0.95*         N/A            2.49*       (0.70)*       86.3
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.01)       $ 7.49   (11.52)%    $   9.4       1.00%         1.00%          1.86%         0.73%     114.1%
  (0.02)         8.48    (11.04)        3.7       1.00*         N/A            5.08*       (0.01)*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         7.47    (11.80)       67.1        1.25          1.25           2.07          0.34      114.1
  (0.01)         8.48    (15.14)       14.7       1.25*         N/A            5.33*         0.13*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         7.48    (11.65)        1.8        1.15          1.15           1.82          0.34      114.1
  (0.01)         8.48       4.22         --       1.15*         N/A            5.23*       (1.02)*      133.6
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.00)+      $ 6.47   (24.47)%    $   0.7      0.75%*         N/A           0.99%*        0.17%*      20.6%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.00)+        6.45    (24.73)      122.4        1.00         N/A             1.22        (0.02)       20.6
  (0.00)+        8.57    (14.27)       26.9       1.00*         N/A            3.21*         0.04*       29.7
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

 $(0.01)       $ 1.00      1.31%      $  --      0.50%*         N/A           0.76%*        1.57%*        N/A
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

  (0.01)         1.00       1.09      128.5        0.75         N/A             0.86          1.04        N/A
  (0.03)         1.00       2.82       26.5       0.75*         N/A            2.42*         2.37*        N/A
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $  --       $11.34      9.57%    $155.00       0.65%         N/A         0.64%(f)         3.06%     474.4%
  (0.35)        10.35       6.68       59.1       0.65*         N/A            1.15*         3.76*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

      --        11.29       9.29      427.7        0.90         N/A          0.90(f)         2.85%      474.4
  (0.33)        10.33       6.68       46.2       0.90*         N/A            1.40*         3.48*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

      --        11.30       9.39       29.2        0.80         N/A          0.80(f)          3.00      474.4
  (0.13)        10.33     (1.81)        0.1       0.80*         N/A            1.30*         3.71*      346.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                    Net Asset                   Net Realized/             Distributions Distributions
                                    Value                       Unrealized     Total from from Net      from Net
Selected Per Share Data for the     Beginning of Net Investment Gain (Loss) on Investment Investment    Realized
Year or Period Ended:               Period       Income (Loss)  Investments    Operations Income        Capital Gains
PIMCO Innovation Portfolio          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                               $ 6.18     $(0.04)(a)     $(3.08)(a)    $(3.12)     $      --       $    --
 05/01/2001 to 12/31/2001(b)                8.06      (0.04)(a)      (1.84)(a)     (1.88)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                 6.16      (0.04)(a)      (3.08)(a)     (3.12)            --            --
 02/12/2001 to 12/31/2001(c)               10.00      (0.06)(a)      (3.78)(a)     (3.84)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 12/31/2002                                 6.17      (0.03)(a)      (3.09)(a)     (3.12)            --            --
 10/31/2001 to 12/31/2001(d)                5.24      (0.01)(a)       0.94 (a)       0.93            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/Putnam Research Portfolio       ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 12/31/2002                               $ 8.14     $ 0.05 (a)     $(1.73)(a)    $(1.68)     $  (0.03)       $    --
 10/16/2001 to 12/31/2001(e)                7.59       0.01 (a)       0.55 (a)       0.56        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                 8.13       0.03 (a)      (1.72)(a)     (1.69)        (0.03)            --
 02/12/2001 to 12/31/2001(c)               10.00       0.02 (a)      (1.86)(a)     (1.84)        (0.03)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/AIM Small Cap Growth Portfolio  ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $11.85     $(0.06)(a)     $(3.14)(a)    $(3.20)     $      --       $    --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                11.89      (0.08)(a)      (3.19)(a)     (3.27)            --            --
 10/09/2001 to 12/31/2001(g)               10.00      (0.02)(a)       1.91 (a)       1.89            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               11.54      (0.05)(a)      (2.85)(a)     (2.90)            --            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Met/AIM Mid Cap Core Equity
 Portfolio                          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $10.98     $ 0.03 (a)     $(1.15)(a)    $(1.12)     $ (0.00)+       $(0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                11.02       0.00+(a)      (1.18)(a)     (1.18)       (0.00)+        (0.01)
 10/09/2001 to 12/31/2001(g)               10.00       0.00+(a)       1.03 (a)       1.03        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               11.60       0.01 (a)      (1.76)(a)     (1.75)         0.00+        (0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
State Street Research Concentrated
 International Portfolio            ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 01/03/2002 to 12/31/2002(f)              $10.81     $ 0.06 (a)     $(1.97)(a)    $(1.91)     $  (0.01)       $    --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 12/31/2002                                10.84       0.01 (a)      (1.97)(a)     (1.96)        (0.01)            --
 10/09/2001 to 12/31/2001(g)               10.00      (0.02)(a)       0.99 (a)       0.97        (0.01)        (0.12)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class E
 04/01/2002 to 12/31/2002(h)               10.70      (0.01)(a)      (1.81)(a)     (1.82)        (0.01)            --
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------
Third Avenue Small Cap Value
 Portfolio                          ------------ -------------- -------------- ---------- ------------- -------------

 Class A
 05/01/2002 to 12/31/2002(i)              $10.00     $ 0.04 (a)     $(1.72)(a)    $(1.68)     $  (0.02)       $(0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

 Class B
 05/01/2002 to 12/31/2002(i)               10.00       0.04 (a)      (1.73)(a)     (1.69)        (0.02)        (0.01)
 ---------------------------------
                                    ------------ -------------- -------------- ---------- ------------- -------------

* Annualized
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 05/01/2001.
(c) Commencement of operations - 02/12/2001.
(d) Commencement of operations - 10/31/2001.

                       See notes to financial statements


                                                           Ratio of       Ratio of      Ratio of Net
                                               Ratio of    Expenses to    Expenses to   Investment
              Net Asset          Net Assets    Expenses to Average Net    Average Net   Income (Loss) Portfolio
Total         Value End Total    End of Period Average Net Assets After   Assets Before to Average    Turnover
Distributions of Period Return   (in millions) Assets      Broker Rebates Reimbursement Net Assets    Rate
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $    --     $ 3.06   (50.49)%     $13.0        1.10%          1.04%        1.73%        (0.90)%     227.2%
        --       6.18    (23.33)      16.1        1.10*            N/A        3.97*        (0.90)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       3.04    (50.65)      15.2         1.35           1.27         1.96         (1.13)      227.2
        --       6.16    (38.40)       9.6        1.35*            N/A        4.21*        (1.01)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       3.05    (50.57)       1.2         1.25           1.12         1.83         (0.97)      227.2
        --       6.17      17.75       0.1        1.25*            N/A        4.11*        (1.18)*      346.9
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.03)     $ 6.43   (20.61)%     $26.6        0.85%          0.78%        1.13%          0.64%     170.1%
    (0.01)       8.14       7.32      35.5        0.85*            N/A        1.69*          0.43*      128.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.03)       6.41    (20.81)      33.8         1.10           1.03         1.38           0.44      170.1
    (0.03)       8.13    (18.33)      22.7        1.10*            N/A        1.94*          0.33*      128.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $    --     $ 8.65   (27.00)%     $ 6.7       1.05%*         1.03%*       2.10%*       (0.64)%*      19.5%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       8.62    (27.50)      47.1         1.30           1.28         2.32         (0.87)       19.5
        --      11.89      18.90       7.6        1.30*            N/A        5.22*        (0.92)*        5.1
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

        --       8.64    (25.13)       1.8        1.20*          1.18*        2.23*        (0.77)*       19.5
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.01)     $ 9.85   (10.18)%     $ 4.2       0.90%*         0.86%*       1.64%*         0.26%*      37.1%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       9.83    (10.73)      32.8         1.15           1.12         1.91             --       37.1
    (0.01)      11.02      10.26       4.5        1.15*            N/A        7.18*        (0.06)*       18.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       9.84    (15.17)       4.3        1.05*          1.02*        1.75*          0.13*       37.1
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.01)     $ 8.89   (17.64)%     $ 4.8       1.10%*         1.08%*       2.49%*         0.68%*      82.0%
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       8.87    (18.09)      17.9         1.35           1.31         2.64           0.15       82.0
    (0.13)      10.84       9.69       5.8        1.35*            N/A        5.69*        (0.07)*       22.5
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.01)       8.87    (16.99)       1.5        1.25*          1.22*        2.42*        (0.16)*       82.0
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

   $(0.03)     $ 8.29   (16.78)%     $ 4.2       0.95%*            N/A       2.07%*         0.75%*      8.0%*
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

    (0.03)       8.28    (16.90)      33.4        1.20*            N/A        1.69*          0.80*       8.0*
------------- --------- -------- ------------- ----------- -------------- ------------- ------------- ---------

(e) Commencement of operations - 10/16/2001.
(f) Commencement of operations - 01/03/2002.
(g) Commencement of operations - 10/09/2001.
(h) Commencement of operations - 04/01/2002.
(i) Commencement of operations - 05/01/2002.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-two portfolios, two of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2002, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio (commenced operations on 5/1/02).

The Trust currently offers three classes of shares: Class A Shares and Class B Shares are offered by all Portfolios. Class E Shares are offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio, the PIMCO Innovation Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Small Cap Growth Portfolio, the Met/AIM Mid Cap Core Equity Portfolio and the State Street Research Concentrated International Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to Agreements and Plans of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to Agreements and Plans of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2002, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows: J.P. Morgan Small Cap Stock Portfolio: $1,451,261 expiring in 2009 and $12,179,845 expiring in 2010, J.P. Morgan Quality Bond Portfolio:
$1,001,499 expiring in 2008, J.P. Morgan Select Equity Portfolio: $12,484,300 expiring in 2009 and $19,278,948 expiring in 2010, J.P. Morgan International Equity Portfolio: $19,744,541 expiring in 2009 and $11,694,451 expiring in 2010, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007, $889,406 expiring in 2008, $9,231,887 expiring in 2009 and $19,018,651 expiring in 2010, Lord Abbett Growth and Income Portfolio: $7,144,999 expiring in 2010, J.P. Morgan Enhanced Index Portfolio: $4,533,984 expiring in 2008 and $19,505,488 expiring in 2009 and $28,690,142 expiring in 2010, Lord Abbett Developing Growth Portfolio: $1,934,268 expiring in 2008 and $1,332,584 expiring in 2009 and $4,499,968 expiring in 2010, PIMCO Innovation Portfolio:
$415,292 expiring in 2009 and $11,678,842 expiring in 2010, MFS Mid Cap Growth
Portfolio: $22,176,637 expiring in 2010, MFS Research International Portfolio:
$686,260 expiring in 2009 and $2,484,752 expiring in 2010, Met/Putnam Research
Portfolio: $7,222,412 expiring in 2009 and $3,562,723 expiring in 2010, Lord Abbett Growth Opportunities Portfolio: $467,029 expiring in 2009 and $2,699,682 expiring in 2010, Janus Aggressive Growth Portfolio: $1,582,768 expiring in 2009 and $4,746,618 expiring in 2010, Oppenheimer Capital Appreciation
Portfolio: $86,642 expiring in 2009 and $1,851,279 expiring in 2010, Met/AIM Mid Cap Core Equity Portfolio: $764,477 expiring in 2010, Met/AIM Small Cap Growth Portfolio: $20,401 expiring in 2009 and $2,205,296 expiring in 2010, State Street Research Concentrated International Portfolio: $1,058,209 expiring in 2010.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Oppenheimer Capital Portfolio, Janus Aggressive Growth Portfolio, Met/Putnam Research Portfolio, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. The Portfolios may also enter into agreements with qualified borrowers whereby in anticipation of lending securities at a future date, the Portfolios agree, for a fee, not to lend such securities to other qualified borrowers ("Fee for Hold"). Portfolios with outstanding loans and fee for hold securities at December 31, 2002 are noted on each applicable Portfolio's schedule of investments.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

2. Significant Accounting Policies - continued


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Interest Rate Transactions - Among the strategic transactions into which the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio and the State Street Research Concentrated International Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will ensure that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio and the State Street Concentrated International Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

N. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into Advisory Agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., Pacific Investment Management Co. LLC (PIMCO), PIMCO Equity Advisors, Massachusetts Financial Services Company, Putnam Investment Management LLC, Janus Capital Management LLC, OppenheimerFunds Inc., AIM Capital Management, Inc., State Street Research & Management Company and Third Avenue Management LLC. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with Affiliates - continued


Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                                           Management Fees
                                                           earned by
                                                           Met Investors
                                                           Advisory LLC.
                                                           For the Year ended
Portfolio                                                  December 31, 2002  % Per Annum Average Daily Net Assets
---------                                                  -----------------  ----------- ------------------------
J.P. Morgan Quality Bond Portfolio                            $  773,703         0.55%    First $75 Million
                                                                                 0.50%    Over $75 Million
J.P. Morgan Small Cap Stock Portfolio                            539,055         0.85%    All
J.P. Morgan Enhanced Index Portfolio                             869,834         0.60%    First $50 Million
                                                                                 0.55%    Over $50 Million
J.P. Morgan Select Equity Portfolio                              927,582         0.65%    First $50 Million
                                                                                 0.60%    Over $50 Million
J.P. Morgan International Equity Portfolio                       528,035         0.80%    First $50 Million
                                                                                 0.75%    Over $50 Million up to $350 Million
                                                                                 0.70%    Over $350 Million
Lord Abbett Bond Debenture Portfolio                           1,667,067         0.60%    All
Lord Abbett Mid-Cap Value Portfolio                              768,497         0.70%    First $200 Million
                                                                                 0.65%    Over $200 Million up to $500 Million
                                                                                 0.625%   Over $500 Million
Lord Abbett Developing Growth Portfolio                          233,256         0.75%    All
Lord Abbett Growth and Income Portfolio                        7,305,609         0.60%    First $800 Million
                                                                                 0.55%    Over $800 Million up to $2 Billion
                                                                                 0.50%    Over $2 Billion
Lord Abbett Growth Opportunities Portfolio                        99,876         0.70%    First $200 Million
                                                                                 0.65%    Over $200 Million up to $500 Million
                                                                                 0.625%   Over $500 Million
PIMCO Total Return Portfolio                                   1,480,483         0.50%    All
PIMCO Money Market Portfolio                                     283,685         0.40%    All
PIMCO Innovation Portfolio                                       290,673         1.05%    All
MFS Mid Cap Growth Portfolio                                     339,766         0.65%    First $150 Million
                                                                                 0.625%   Over $150 Million up to $300 Million
                                                                                 0.60%    Over $300 Million
MFS Research International Portfolio                             316,349         0.80%    First $200 Million
                                                                                 0.75%    Over $200 Million up to $500 Million
                                                                                 0.70%    Over $500 Million up to $1 Billion
                                                                                 0.65%    Over $1 Billion
Met/Putnam Research Portfolio                                    437,134         0.80%    First $250 Million
                                                                                 0.75%    Over $250 Million
Janus Aggressive Growth Portfolio                                216,931         0.80%    First $100 Million
                                                                                 0.75%    Over $100 Million up to $500 Million
                                                                                 0.70%    Over $500 Million
Oppenheimer Capital Appreciation Portfolio                       402,546         0.65%    First $150 Million
                                                                                 0.625%   Over $150 Million up to $300 Million
                                                                                 0.60%    Over $300 Million to $500 Million
                                                                                 0.55%    Over $500 Million
Met/AIM Mid Cap Core Equity Portfolio                            153,006         0.75%    All
Met/AIM Small Cap Growth Portfolio                               228,091         0.90%    All
State Street Research Concentrated International Portfolio        98,278         0.85%    All
Third Avenue Small Cap Value Portfolio                            82,684         0.75%    All

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with Affiliates - continued




State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2002, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company - Zenith Variable Annuity, MetLife Investors Group - Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company - Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2003 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual Operating Expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the respective expense ratios as a percentage of each Portfolio's average daily net assets as noted in the table below. Amounts reimbursed by the Manager for the year ended December 31, 2002 are shown as fees waived and reimbursed by the advisor in the Statements of Operations of the respective Portfolios.

                                                                                   Expenses Deferred in
-                                                                                  -----------------------
                                                                                     2001           2002
-                                                           Maximum Expense Ratio   --------       --------
                                                            under current Expense  Subject to repayment until
                                                            Limitation Agreement     December 31,
-                                                          ----------------------  -----------------------
Portfolio                                                  Class A Class B Class E   2006           2007
---------                                                  ------- ------- -------  --------       --------

JP Morgan Quality Bond Portfolio                            0.60%   0.85%   0.75%  $113,581       $162,747

JP Morgan Enhanced Index Portfolio                          0.65%   0.90%   0.80%    61,036        153,964

JP Morgan International Equity Portfolio                    1.05%   1.30%   1.20%    90,398        191,183

Lord Abbett Bond Debenture Portfolio                        0.70%   0.95%   0.85%    56,325        219,786

Lord Abbett Mid-Cap Value Portfolio                         0.90%   1.15%   1.05%    14,305         10,223

Lord Abbett Developing Growth Portfolio                     0.95%   1.20%   1.10%    57,349        119,049

Lord Abbett Growth Opportunities Portfolio                  0.85%   1.10%   1.00%   175,679        124,154

Lord Abbett Growth and Income Portfolio                     0.65%   0.90%   0.80%        --        261,347

Janus Aggressive Growth Portfolio                           0.85%   1.10%   1.00%   190,545        159,172

MFS Mid Cap Growth Portfolio                                0.80%   1.05%   0.95%   183,235        202,596

MFS Research International Portfolio                        1.00%   1.25%   1.15%   322,886        326,312

Oppenheimer Capital Portfolio                               0.75%   1.00%   0.90%   179,200        132,940

PIMCO Money Market Portfolio                                0.50%   0.75%   0.65%   142,951         78,237

PIMCO Total Return Portfolio                                0.65%   0.90%   0.80%   133,278             --

PIMCO Innovation Portfolio                                  1.10%   1.35%   1.25%   219,301        171,885

Met/Putnam Research Portfolio                               0.85%   1.10%   1.00%   176,669        152,623

Met/AIM Small Cap Growth Portfolio                          1.05%   1.30%   1.20%    53,284        260,811

Met/AIM Mid-Cap Core Equity Portfolio                       0.90%   1.15%   1.05%    47,797        154,244

State Street Research Concentrated International Portfolio  1.10%   1.35%   1.25%    53,485        152,274

Third Avenue Small Cap Value Portfolio                      0.95%   1.20%   1.10%        --         72,400

If in any year during which the total assets of a Portfolio are greater than $100 million and in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year,

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

3. Investment Management Agreement and Other Transactions with
Affiliates - continued


(subject to quarterly approval by the Trust's Board of Trustees) Met Investors Advisory LLC shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              Shares Issued    Shares Issued             Net Increase
                                                              in Connection    Through                   (Decrease)
                                         Beginning  Shares    with Acquisition Dividend      Shares      in Shares    Ending
                                         Shares     Sold      (Note 10)        Reinvestment  Repurchased Outstanding  Shares
J.P. Morgan Small Cap Stock Portfolio    ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                               6,538,232   116,788           --          5,144    (1,569,626)  (1,447,694)  5,090,538
 12/31/2001                               6,606,875    60,129           --        965,911    (1,094,683)     (68,643)  6,538,232
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                  79,567   167,386           --            159       (21,829)     145,716     225,283
 04/03/2001 - 12/31/2001                         --    92,778           --            685       (13,896)      79,567      79,567
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Quality Bond Portfolio       ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              11,040,765 1,508,736           --        514,119    (1,699,280)     323,575  11,364,340
 12/31/2001                               8,331,002 1,204,710    2,172,334        528,771    (1,196,052)   2,709,763  11,040,765
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 637,441 1,943,322           --        114,874       (86,605)   1,971,591   2,609,032
 04/03/2001 - 12/31/2001                         --   667,104           --          3,498       (33,161)     637,441     637,441
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Select Equity Portfolio      ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              14,750,515    29,316           --         86,656    (3,386,072)  (3,270,100) 11,480,415
 12/31/2001                              16,203,104    76,776           --        399,249    (1,928,614)  (1,452,589) 14,750,515
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 412,143   334,061           --          5,008       (32,808)     306,261     718,404
 04/03/2001 - 12/31/2001                         --   412,368           --          1,866        (2,091)     412,143     412,143
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------
J.P. Morgan Enhanced Index Portfolio     ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class A
 12/31/2002                              13,133,060   391,848           --        117,757    (3,178,199)  (2,668,594) 10,464,466
 12/31/2001                              14,608,012   109,155           --        110,509    (1,694,616)  (1,474,952) 13,133,060
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

 Class B
 12/31/2002                                 237,350   210,442           --          4,384       (40,544)     174,282     411,632
 04/03/2001 - 12/31/2001                         --   239,232           --            279        (2,161)     237,350     237,350
 ------------------------
                                         ---------- --------- ---------------- ------------- ----------- ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                          Shares Issued    Shares Issued              Net Increase
                                                          in Connection    Through                    (Decrease)
                                    Beginning  Shares     with Acquisition Dividend      Shares       in Shares    Ending
                                    Shares     Sold       (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
J.P. Morgan International Equity
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                          9,275,201    833,741            --             --   (3,102,082)   (2,268,341)  7,006,860
 12/31/2001                          9,301,535    758,422            --      1,393,001   (2,177,757)      (26,334)  9,275,201
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            116,907    291,593            --             --     (192,592)       99,001     215,908
 04/03/2001 - 12/31/2001                    --    147,264            --          3,085      (33,442)      116,907     116,907
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Bond Debenture
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                         13,741,213    664,778     7,005,648      1,232,926   (2,908,182)    5,995,170  19,736,383
 12/31/2001                         13,210,973    523,111            --      1,136,918   (1,129,789)      530,240  13,741,213
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          2,836,074 17,871,836            --        494,812   (1,855,498)   16,511,150  19,347,224
 03/22/2001 - 12/31/2001                    --  2,865,188            --         23,284      (52,398)    2,836,074   2,836,074
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class E
 04/01/2002 - 12/31/2002                    --    217,793        32,855             81       (7,694)      243,035     243,035
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Mid-Cap Value Portfolio ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                          4,508,997    847,447            --        232,378      (450,109)     629,716   5,138,713
 12/31/2001                          3,544,528    908,754            --        386,475      (330,760)     964,469   4,508,997
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          1,019,278  2,435,256            --        159,602       (15,162)   2,579,696   3,598,974
 04/03/2001 - 12/31/2001                    --  1,021,706            --         11,933       (14,361)   1,019,278   1,019,278
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Developing Growth
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                          3,333,605     47,533            --             --      (714,567)    (667,034)  2,666,571
 12/31/2001                          3,705,046    167,792            --             --      (539,233)    (371,441)  3,333,605
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            238,946    397,033            --             --       (27,247)     369,786     608,732
 04/03/2001 - 12/31/2001                    --    250,581            --             --       (11,635)     238,946     238,946
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Growth Opportunities
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                             97,317    507,878            --             --       (43,985)     463,893     561,210
 05/01/2001 - 12/31/2001                    --    104,039            --             --        (6,722)      97,317      97,317
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                            943,720  1,415,851            --             --      (334,766)   1,081,085   2,024,805
 02/12/2001 - 12/31/2001                    --    950,126            --             --        (6,406)     943,720     943,720
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------
Lord Abbett Growth and Income
 Portfolio                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class A
 12/31/2002                         48,113,587    625,555            --      3,910,014    (5,441,299)    (905,730) 47,207,857
 12/31/2001                         35,223,959  1,007,861    16,411,106        451,032    (4,980,371)  12,889,628  48,113,587
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

 Class B
 12/31/2002                          3,947,018 12,670,776            --      1,444,447       (97,709)  14,017,514  17,964,532
 03/22/2001 - 12/31/2001                    --  3,949,004            --          3,741        (5,727)   3,947,018   3,947,018
 -----------------------
                                    ---------- ---------- ---------------- ------------- -----------  ------------ ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                           Shares Issued    Shares Issued              Net Increase
                                                           in Connection    Through                    (Decrease)
                                    Beginning  Shares      with Acquisition Dividend      Shares       in Shares    Ending
                                    Shares     Sold        (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
Janus Aggressive Growth Portfolio   ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --     506,161           --            304            (81)     506,384      506,384
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          2,055,236   7,405,716           --            403       (694,495)   6,711,624    8,766,860
 02/12/2001 - 12/31/2001                    --   2,062,234           --             --         (6,998)   2,055,236    2,055,236
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
MFS Mid Cap Growth Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                          1,613,814   2,691,894           --         19,899       (893,307)   1,818,486    3,432,300
 05/01/2001 - 12/31/2001                    --   1,727,016           --             --       (113,202)   1,613,814    1,613,814
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B                                                                                                        --
 12/31/2002                          2,809,295  11,513,178           --         75,355       (909,609)  10,678,924   13,488,219
 02/12/2001 - 12/31/2001                    --   2,884,828           --             --        (75,533)   2,809,295    2,809,295
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              3,400     489,886           --          2,532        (45,210)     447,208      450,608
 10/31/2001 - 12/31/2001                    --       3,400           --             --             --        3,400        3,400
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
MFS Research International
 Portfolio                          ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                            440,114   1,925,320           --          2,095     (1,115,497)     811,918    1,252,032
 05/01/2001 - 12/31/2001                    --     886,027           --            912       (446,825)     440,114      440,114
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          1,736,568   9,694,490           --         10,569     (2,462,089)   7,242,970    8,979,538
 02/12/2001 - 12/31/2001                    --   1,958,972           --          1,246       (223,650)   1,736,568    1,736,568
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              1,907     252,695           --            366        (15,173)     237,888      239,795
 10/31/2001 - 12/31/2001                    --       1,904           --              3             --        1,907        1,907
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
Oppenheimer Capital Appreciation
 Portfolio                          ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --     300,637           --             54       (193,597)     107,094      107,094
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          3,144,020  16,387,613           --            649       (564,522)  15,823,740   18,967,760
 02/12/2001 - 12/31/2001                    --   3,172,880           --          1,098        (29,958)   3,144,020    3,144,020
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
PIMCO Money Market Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 01/03/2002 - 12/31/2002                    --   4,755,920           --          6,052     (4,757,149)       4,823        4,823
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                         26,558,306 176,836,037           --        740,620    (75,592,383) 101,984,274  128,542,580
 02/12/2001 - 12/31/2001                    --  41,307,065           --        212,029    (14,960,788)  26,558,306   26,558,306
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------
PIMCO Total Return Portfolio        ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class A
 12/31/2002                          5,711,544   9,717,255           --             --     (1,758,535)   7,958,720   13,670,264
 05/01/2001 - 12/31/2001                    --   3,112,224    2,852,990        107,777       (361,447)   5,711,544    5,711,544
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class B
 12/31/2002                          4,467,579  34,615,075           --             --     (1,204,966)  33,410,109   37,877,688
 02/12/2001 - 12/31/2001                    --   4,989,447           --         96,755       (618,623)   4,467,579    4,467,579
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

 Class E
 12/31/2002                              8,495   2,632,163           --             --        (59,163)   2,573,000    2,581,495
 10/31/2001 - 12/31/2001                    --       8,455           --             40             --        8,495        8,495
 ---------------------
                                    ---------- ----------- ---------------- ------------- -----------  ------------ -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

4. Shares of Beneficial Interest - continued


                                                             Shares Issued    Shares Issued              Net Increase
                                                             in Connection    Through                    (Decrease)
                                         Beginning Shares    with Acquisition Dividend      Shares       in Shares    Ending
                                         Shares    Sold      (Note 10)        Reinvestment  Repurchased  Outstanding  Shares
PIMCO Innovation Portfolio               --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 12/31/2002                              2,597,240 9,063,745           --            --      (7,421,234)  1,642,511   4,239,751
 05/01/2001 - 12/31/2001                        -- 4,834,188           --            --      (2,236,948)  2,597,240   2,597,240
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                              1,555,330 4,465,088           --            --      (1,018,227)  3,446,861   5,002,191
 02/12/2001 - 12/31/2001                        -- 1,636,368           --            --         (81,038)  1,555,330   1,555,330
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 12/31/2002                                  1,908   420,260           --            --         (30,183)    390,077     391,985
 10/31/2001 - 12/31/2001                        --     1,908           --            --              --       1,908       1,908
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/Putnam Research Portfolio            --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 12/31/2002                              4,362,132 1,104,705           --        20,833      (1,344,748)   (219,210)  4,142,922
 10/16/2001 - 12/31/2001                        --    46,361    4,478,929         2,974        (166,132)  4,362,132   4,362,132
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                              2,789,804 4,209,569           --        22,244      (1,744,713)  2,487,100   5,276,904
 02/12/2001 - 12/31/2001                        -- 2,801,338           --         9,801         (21,335)  2,789,804   2,789,804
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/AIM Small Cap Growth Portfolio       --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   822,154           --            --        (44,396)     777,758     777,758
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                641,906 5,433,207           --            --       (612,317)   4,820,890   5,462,796
 10/09/2001 - 12/31/2001                        --   644,159           --            --         (2,253)     641,906     641,906
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   536,177           --            --       (332,492)     203,685     203,685
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Met/AIM Mid Cap Core Equity Portfolio    --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   430,450           --           516         (2,271)     428,695     428,695
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                411,418 3,414,200           --         2,663       (489,779)   2,927,084   3,338,502
 10/09/2001 - 12/31/2001                        --   411,257           --           224            (63)     411,418     411,418
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   548,758           --           452       (114,437)     434,773     434,773
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
State Street Research Concentrated
 International Portfolio                 --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 01/03/2002 - 12/31/2002                        --   535,846           --           797         (1,002)     535,641     535,641
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 12/31/2002                                530,566 2,503,692           --         1,910     (1,020,806)   1,484,796   2,015,362
 10/09/2001 - 12/31/2001                        --   652,852           --         6,301       (128,587)     530,566     530,566
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class E
 04/01/2002 - 12/31/2002                        --   238,086           --           223        (65,449)     172,860     172,860
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------
Third Avenue Small Cap Value Portfolio   --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class A
 05/01/2002 - 12/31/2002                        --   499,105           --         1,911             (5)     501,011     501,011
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

 Class B
 05/01/2002 - 12/31/2002                        -- 4,122,830           --        13,570        (99,796)   4,036,604   4,036,604
 -------------------------
                                         --------- --------- ---------------- ------------- -----------  ------------ ---------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

5. Investment Transactions



Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2002 were as follows:

                                                                               Purchases
                                                           --------------------------------------------------
                                                           U.S. Government Non-U.S. Government     Total
                                                           --------------- ------------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $           --     $ 48,141,719     $   48,141,719

J.P. Morgan Quality Bond Portfolio                            412,887,743       26,436,326        439,324,069

J.P. Morgan Select Equity Portfolio                               542,242       94,328,868         94,871,110

J.P. Morgan Enhanced Index Portfolio                              238,586       79,987,434         80,226,020

J.P. Morgan International Equity Portfolio                             --       56,701,444         56,701,444

Lord Abbett Bond Debenture Portfolio                           44,086,757      245,120,244        289,207,001

Lord Abbett Mid-Cap Value Portfolio                                    --       73,947,887         73,947,887

Lord Abbett Developing Growth Portfolio                                --       16,238,417         16,238,417

Lord Abbett Growth Opportunities Portfolio                             --       22,985,744         22,985,744

Lord Abbett Growth and Income Portfolio                                --      837,100,612        837,100,612

Janus Aggressive Growth Portfolio                                      --       63,490,254         63,490,254

MFS Mid Cap Growth Portfolio                                           --      138,462,010        138,462,010

MFS Research International Portfolio                                   --      101,169,553        101,169,553

Oppenheimer Capital Appreciation Portfolio                             --      113,247,866        113,247,866

PIMCO Total Return Portfolio                                1,489,343,665      305,766,335      1,795,110,000

PIMCO Innovation Portfolio                                             --       83,284,090         83,284,090

Met/Putnam Research Portfolio                                          --      105,397,176        105,397,176

Met/AIM Mid-Cap Core Equity Portfolio                                  --       39,055,187         39,055,187

Met/AIM Small Cap Growth Portfolio                                     --       52,354,536         52,354,536

State Street Research Concentrated International Portfolio             --       22,115,417         22,115,417

Third Avenue Small Cap Value Portfolio                                 --       36,298,635         36,298,635

                                                                                 Sales
                                                           --------------------------------------------------
                                                           U.S. Government Non-U.S. Government     Total
                                                           --------------- ------------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $           --     $ 59,743,818     $   59,743,818

J.P. Morgan Quality Bond Portfolio                            368,651,770       32,165,398        400,817,168

J.P. Morgan Select Equity Portfolio                             1,200,000      125,963,138        127,163,138

J.P. Morgan Enhanced Index Portfolio                              190,000      111,990,410        112,180,410

J.P. Morgan International Equity Portfolio                             --       73,268,111         73,268,111

Lord Abbett Bond Debenture Portfolio                           33,712,488       85,682,793        119,395,281

Lord Abbett Mid-Cap Value Portfolio                                    --       30,628,525         30,628,525

Lord Abbett Developing Growth Portfolio                                --       18,014,660         18,014,660

Lord Abbett Growth Opportunities Portfolio                             --       12,320,822         12,320,822

Lord Abbett Growth and Income Portfolio                                --      677,536,175        677,536,175

Janus Aggressive Growth Portfolio                                      --       23,263,247         23,263,247

MFS Mid Cap Growth Portfolio                                           --       76,149,626         76,149,626

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

5. Investment Transactions - continued


                                                                                 Sales
                                                           -------------------------------------------------
                                                                U.S.
                                                             Government   Non-U.S. Government     Total
                                                           -------------- ------------------- --------------

MFS Research International Portfolio                       $           --    $ 43,538,528     $   43,538,528

Oppenheimer Capital Appreciation Portfolio                             --      11,138,875         11,138,875

PIMCO Total Return Portfolio                                1,121,999,627     201,374,942      1,323,374,569

PIMCO Innovation Portfolio                                             --      60,001,777         60,001,777

Met/Putnam Research Portfolio                                          --      91,471,386         91,471,386

Met/AIM Mid-Cap Core Equity Portfolio                                  --       6,272,306          6,272,306

Met/AIM Small Cap Growth Portfolio                                     --       4,408,149          4,408,149

State Street Research Concentrated International Portfolio             --       7,966,826          7,966,826

Third Avenue Small Cap Value Portfolio                                 --       1,215,665          1,215,665

At December 31, 2002, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                                                            Net Unrealized
                                                           Federal Income Gross Unrealized Gross Unrealized Appreciation/
Portfolio                                                     Tax Cost      Appreciation     Depreciation   (Depreciation)
---------                                                  -------------- ---------------- ---------------- --------------

J.P. Morgan Small Cap Stock Portfolio                      $   60,820,911   $ 4,544,557      $  8,316,253   $  (3,771,696)

J.P. Morgan Quality Bond Portfolio                            223,777,089     5,884,020            90,024       5,793,996

J.P. Morgan Select Equity Portfolio                           141,243,327     4,037,866        27,815,979     (23,778,113)

J.P. Morgan Enhanced Index Portfolio                          147,260,230     3,940,180        30,954,540     (27,014,360)

J.P. Morgan International Equity Portfolio                     65,997,407     1,623,858        10,260,220      (8,636,362)

Lord Abbett Bond Debenture Portfolio                          457,407,845    11,466,641        26,794,515     (15,327,874)

Lord Abbett Mid-Cap Value Portfolio                           134,657,595    12,208,286        12,547,647        (339,361)

Lord Abbett Developing Growth Portfolio                        38,256,616     2,366,549         8,947,753      (6,581,204)

Lord Abbett Growth Opportunities Portfolio                     22,969,143       904,484         1,615,468        (710,984)

Lord Abbett Growth and Income Portfolio                     1,435,616,353    38,959,346       194,654,209    (155,694,863)

Janus Aggressive Growth Portfolio                              59,659,643     1,117,457         4,142,859      (3,025,402)

MFS Mid Cap Growth Portfolio                                   88,099,354     2,753,898         7,003,444      (4,249,546)

MFS Research International Portfolio                           84,613,239     2,341,681         3,747,290      (1,405,609)

Oppenheimer Capital Appreciation Portfolio                    151,010,165     1,051,726        13,626,947     (12,575,221)

PIMCO Total Return Portfolio                                  766,119,166     7,883,540         2,331,966       5,551,574

PIMCO Innovation Portfolio                                     44,769,366       831,705         7,576,900      (6,745,195)

Met/Putnam Research Portfolio                                  67,153,635     1,435,110         7,879,756      (6,444,646)

Met/AIM Small Cap Growth Portfolio                             73,800,044     2,257,463         4,738,580      (2,481,117)

Met/AIM Mid Cap Core Equity Portfolio                          45,320,284       848,937         2,491,816      (1,642,879)

State Street Research Concentrated International Portfolio     24,427,726       603,836           960,453        (356,617)

Third Avenue Small Cap Value Portfolio                         48,865,760     1,450,244         2,321,996        (871,752)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




6. Futures Contracts

The futures contracts outstanding as of December 31, 2002 and the description and unrealized appreciation or depreciation were as follows:

                                                                                                              Net Unrealized
                                                                                     Number of   Notional     Appreciation/
Portfolio                                Description               Expiration Date   Contracts    Value       (Depreciation)
---------                                -----------               ---------------   ---------  --------      --------------

J.P. Morgan Quality
  Bond Portfolio:             U.S. Treasury Note 2 Year Futures  March 2003--Long       10     $ 2,151,875    $    26,039

                              U.S. Treasury Bonds Futures        March 2003--Long       41       4,620,188        114,110

                              U.S. Treasury Note 5 Year Futures  March 2003--Short     (17)     (1,925,250)       (28,781)

                              U.S. Treasury Note 10 Year Futures March 2003--Short     (60)     (6,902,813)      (199,768)
                                                                                                               -----------

                                                                                                              $   (88,400)
                                                                                                               ===========

J.P. Morgan Select
  Equity Portfolio:           S&P Index Futures                  March 2003--Long       13       2,856,425    $   (50,822)
                                                                                                               ===========

J.P. Morgan Enhanced
  Index Portfolio:            S&P Index Futures                  March 2003--Long        4         878,900    $   (24,922)
                                                                                                               ===========

PIMCO Total Return Portfolio: Euro Dollar Futures                December 2003--Long   397      97,488,313    $   870,250

                              Germany Federal Republic Bonds
                              10 Year Futures                    March 2003--Long      575      68,464,872      1,471,325

                              Germany Federal Republic Bonds
                              5 Year Futures                     March 2003--Long       93      10,838,404        193,632

                              Euribor Futures                    December 2003--Long   194      49,506,456         56,643

                              U.S. Treasury Note 10 Year Futures March 2003--Long       20       2,300,938         68,750

                              U.S. Treasury Bonds Futures        March 2003--Long      199      22,424,813        867,531
                                                                                                               -----------

                                                                                                               $3,528,131
                                                                                                               ===========

Met/AIM Small Cap Growth
  Portfolio:                  Russell 2000 Index Futures         March 2003--Long        3         574,800    $   (14,721)
                                                                                                               ===========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2002, were as follows:

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:

                                           Value at      In Exchange Net Unrealized
  Settlement Date Contracts to Deliver December 31, 2002 for U.S. $   Appreciation
  --------------- -------------------- ----------------- ----------- --------------

     2/10/2003        173,388    AUD      $   97,196         96,551     $    645

     2/10/2003        277,772    EUR         290,793        280,000       10,793

     2/10/2003        140,000    EUR         146,562        140,851        5,711

     2/10/2003         36,922    EUR          38,653         36,641        2,012

     2/10/2003        400,000    EUR         418,750        402,912       15,838

     2/10/2003        550,000    EUR         575,781        549,643       26,138

     2/10/2003        380,000    EUR         397,813        384,064       13,749

     2/10/2003        330,000    EUR         345,469        337,491        7,978

     2/10/2003        296,948    GBP         476,549        463,418       13,131

     2/10/2003        250,000    GBP         401,206        395,115        6,091

     2/10/2003         79,780    GBP         128,032        123,870        4,162

     2/10/2003        320,000    GBP         513,543        503,856        9,687

     2/10/2003      3,277,996    HKD         420,277        419,992          285

     2/10/2003    171,959,122    JPY       1,450,230      1,419,847       30,383

     2/10/2003     22,355,100    JPY         188,533        180,000        8,533

     2/10/2003     67,581,800    JPY         569,956        550,000       19,956

     2/10/2003     71,593,280    JPY         603,787        584,626       19,161

     2/10/2003     37,000,000    JPY         312,042        308,861        3,181

     2/10/2003     91,866,520    JPY         774,763        751,803       22,960

     2/10/2003     23,256,570    JPY         196,136        190,000        6,136

     2/10/2003     30,747,250    JPY         259,309        250,000        9,309

     2/10/2003     41,678,220    JPY         351,496        340,000       11,496

     2/10/2003     55,132,840    JPY         464,967        460,000        4,967

     2/10/2003      3,104,757    SEK         356,086        337,925       18,161
                                                                        --------
                                                                        $270,463
                                                                        ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

7. Forward Foreign Currency Contracts - continued




J.P. Morgan International Equity Portfolio - continued

Forward Foreign Currency Contracts to Sell:

                                           Value at      In Exchange Net Unrealized
  Settlement Date Contracts to Deliver December 31, 2002 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     2/10/2003       137,691    CHF       $   99,643         93,259    $  (6,384)

     2/10/2003       640,924    CHF          463,820        441,210      (22,610)

     2/10/2003       860,000    CHF          622,360        584,626      (37,734)

     2/10/2003       398,200    EUR          416,866        393,804      (23,062)

     2/10/2003        85,413    EUR           89,417         89,265         (152)

     2/10/2003       370,000    EUR          387,344        365,268      (22,076)

     2/10/2003       160,000    EUR          167,500        157,880       (9,620)

     2/10/2003       760,000    EUR          795,625        751,803      (43,822)

     2/10/2003       431,449    EUR          451,673        440,000      (11,673)

     2/10/2003       390,000    GBP          625,880        612,904      (12,976)

     2/10/2003       878,351    GBP        1,409,597      1,367,478      (42,119)

     2/10/2003       349,230    GBP          560,452        549,643      (10,809)

     2/10/2003    34,279,700    JPY          289,100        279,903       (9,197)

     2/10/2003    14,432,640    JPY          121,719        120,000       (1,719)

     2/10/2003    32,409,180    JPY          273,325        270,000       (3,325)

     2/10/2003    83,827,710    JPY          706,967        675,000      (31,967)

     2/10/2003    83,934,900    JPY          707,871        675,000      (32,871)

     2/10/2003    61,600,000    JPY          519,508        503,856      (15,652)

     2/10/2003    40,514,496    JPY          341,682        337,491       (4,191)

     2/10/2003    45,728,250    JPY          385,652        380,000       (5,652)

     2/10/2003       734,881    SGD          423,900        419,077       (4,823)
                                                                       ---------
                                                                       $(352,434)
                                                                       =========

AUD -- Australian Dollar
GBP -- British Pound
EUR -- Euro
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
SGD -- Singapore Dollar
SEK -- Swedish Krona
CHF -- Swiss Franc
U.S. $ -- United States Dollar

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                            Value at      In Exchange Net Unrealized
   Settlement Date Contracts to Deliver December 31, 2002 for U.S. $   Appreciation
   --------------- -------------------- ----------------- ----------- --------------
      2/10/2003      367,000     EUR       $  384,203        363,174     $ 21,029
      2/10/2003    2,906,000     EUR        3,042,219      2,977,241       64,978
      2/10/2003    2,197,000     EUR        2,299,985      2,190,409      109,576
                                                                         --------
                                                                         $195,583
                                                                         ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

7. Forward Foreign Currency Contracts - continued




PIMCO Total Return Portfolio - continued

Forward Foreign Currency Contracts to Sell:

                                           Value at      In Exchange Net Unrealized
   Settlement Date Contacts to Deliver December 31, 2002 for U.S. $  (Depreciation)
   --------------- ------------------- ----------------- ----------- --------------
      2/10/2003    2,308,000    EUR       $2,416,188      2,309,523    $(106,664)
      2/10/2003    3,346,000    EUR        3,502,844      3,335,962     (166,882)
                                                                       ---------
                                                                       $(273,546)
                                                                       =========

EUR -- Euro
U.S. $ -- United States Dollar

Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                          Value at      In Exchange Net Unrealized
  Settlement Date Contacts to Deliver December 31, 2002 for U.S. $   Appreciation
  --------------- ------------------- ----------------- ----------- --------------
     3/19/2003       230,000    CHF       $166,582        156,580      $ 10,002
     3/19/2003       192,000    GBP        307,334        304,550         2,784
                                                                       --------
                                                                       $ 12,786
                                                                       ========

  Forward Foreign Currency Contracts to Sell:
                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
  Settlement Date Contacts to Deliver December 31, 2002 for U.S. $  (Depreciation)
  --------------- ------------------- ----------------- ----------- --------------
     3/19/2003       317,000    AUD       $177,092        175,420      $ (1,672)
     3/19/2003         2,000    CAD          1,262          1,277            15
     3/19/2003       486,000    CHF        351,995        330,612       (21,383)
     3/19/2003       748,200    EUR        782,088        742,880       (39,208)
     3/19/2003       192,000    GBP        307,334        298,944        (8,390)
     3/19/2003    19,859,000    JPY        167,713        160,108        (7,605)
                                                                       --------
                                                                       $(78,243)
                                                                       ========

AUD -- Australian Dollar
GBP -- British Pound
CAD -- Canadian Dollar
EUR -- Euro
JPY -- Japanese Yen
CHF -- Swiss Franc
U.S. $ -- United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002



8. Security Lending

As of December 31, 2002, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                           Value of Securities Value of Collateral
                                           ------------------- -------------------

J.P. Morgan Small Cap Stock Portfolio          $ 7,132,477         $ 7,414,733

J.P. Morgan Quality Bond Portfolio              30,669,303          31,285,943*

J.P. Morgan Select Equity Portfolio              1,414,098           1,559,639

J.P. Morgan Enhanced Index Portfolio             1,247,570           1,324,700

J.P. Morgan International Equity Portfolio       4,565,801           4,767,989

Lord Abbett Bond Debenture Portfolio            46,190,427          47,320,591

Lord Abbett Mid-Cap Value Portfolio              7,633,006           7,904,120

Lord Abbett Developing Growth Portfolio          6,510,866           6,865,767

Lord Abbett Growth Opportunities Portfolio       4,500,372           4,605,561

Lord Abbett Growth and Income Portfolio         35,470,389          36,862,248

Janus Aggressive Growth Portfolio                3,807,992           3,947,286

MFS Mid Cap Growth Portfolio                     3,489,619           3,612,841

MFS Research International Portfolio             5,094,487           5,365,796

Oppenheimer Capital Appreciation Portfolio       3,320,790           3,464,691

PIMCO Total Return Portfolio                    58,383,429          59,908,971**

PIMCO Innovation Portfolio                       8,570,888           9,037,575

Met/Putnam Research Portfolio                      287,777             297,344

Met/AIM Small Cap Growth Portfolio              12,975,858          13,619,091

Met/AIM Mid-Cap Core Equity Portfolio              660,760             675,180

Third Avenue Small Cap Value Portfolio           8,183,909           8,770,967

* Comprised of $7,685,628 and $23,600,315 of cash collateral and securities collateral, respectively
** Comprised of $52,790,791 and $7,118,180 of cash collateral and securities collateral, respectively

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002




9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at December 31, 2002, were as follows:

                                                                                            Net
                Expiration                                                               Unrealized
Notional Amount    Date                            Description                          Depreciation
--------------- ----------                         -----------                          ------------

1,800,000 USD   6/18/2023  Agreement with Bank of America Securities dated 12/23/02     $  (197,250)
                           to receive semi-annually the notional amount multiplied by
                           6.0% and to pay semi-annually the notional amount
                           multiplied by the 3 month LIBOR.
                           (Proceeds: $151,650)

11,500,000 USD  6/18/2013  Agreement with Bank of America Securities dated 12/11/02        (519,524)
                           to receive semi-annually the notional amount multiplied by
                           5.0% and to pay semi-annually the notional amount
                           multiplied by the 3 month LIBOR.
                           (Proceeds: $230,000)

11,700,000 EUR  6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated          (638,520)
                           4/8/02 to receive annually the notional amount multiplied by
                           6 month EURIBOR and to pay annually the notional amount
                           multiplied by 5%.
                           (Cost: $381,326)

241,000,000 JPY 6/20/2011  Agreement with Goldman Sachs Capital Markets, LP dated          (117,422)
                           4/8/02 to receive semi-annually the notional amount
                           multiplied by the 6 month LIBOR and to pay semi-annually
                           the notional amount multiplied by 1.4%.
                           (Proceeds: $19,325)
                                                                                        -----------
                                                                                        $(1,472,716)
                                                                                        ===========

10. Acquisitions

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio ("High Yield Bond") pursuant to a plan of reorganization approved by Loomis Sayles High Yield Bond Portfolio shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 shares of Bond Debenture Portfolio shares (valued at $73.3 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 47,657 Class E shares of Bond Debenture Portfolio (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($73.3 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation, $2,300 of accumulated net realized gains, and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

On October 16, 2001, PIMCO Total Return Portfolio ("PIMCO Total Return") acquired all the net assets of BlackRock U.S. Government Income Portfolio ("BlackRock Gov't Income") pursuant to a plan of reorganization approved by BlackRock Gov't Income shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 2,852,990 shares of PIMCO Total Return Portfolio Class A shares (valued at $29.9 million) in exchange for the 5,662,071 shares of BlackRock Gov't Income outstanding on October 15, 2001. BlackRock Gov't Income's net assets at that date ($29.9 million), including $1.2 million of unrealized appreciation and approximately $397,000 of accumulated net realized losses, were combined with those of PIMCO Total Return. The aggregate net assets of PIMCO Total Return and BlackRock Gov't Income immediately before the acquisition were $42,958,945 and $29,899,339, respectively. The aggregate net assets of PIMCO Total Return immediately after the acquisition were $72,858,284.

On October 16, 2001, Met/Putnam Research Portfolio ("Putnam Research") acquired all the net assets of BlackRock Equity Portfolio ("BlackRock Equity") pursuant to a plan of reorganization approved by BlackRock Equity shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 4,478,929 shares of Putnam Research Class A shares (valued at $34.0 million) in exchange for the 6,756,930 shares of BlackRock Equity outstanding on October 15, 2001. BlackRock Equity's net assets at that date ($34.0 million), including

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2002

10. Acquisitions - continued


$5.4 million of unrealized depreciation and $2.2 million of accumulated net realized losses, were combined with those of Putnam Research. The aggregate net assets of Putnam Research and BlackRock Equity immediately before the acquisition were $16,100,329 and $33,995,071, respectively. The aggregate net assets of Putnam Research immediately after the acquisition were $50,095,400.

On February 12, 2001, J.P. Morgan Quality Bond Portfolio ("JPM Quality Bond") acquired all the net assets of Neuberger Berman Bond Series ("Bond Series") pursuant to a plan of reorganization approved by Bond Series shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 2,172,334 shares of JPM Quality Bond Class A shares (valued at $24.7 million) in exchange for the 6,430,666 shares of Bond Series outstanding on February 9, 2001. Bond Series' net assets at that date ($24.7 million), including $0.5 million of unrealized appreciation, were combined with those of JPM Quality Bond. The aggregate net assets of JPM Quality Bond and Bond Series immediately before the acquisition were $95,198,648 and $24,733,891, respectively. The aggregate net assets of JPM Quality Bond immediately after the acquisition were $119,932,539.

On February 12, 2001, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of T. Rowe Price Growth and Income Series ("T. Rowe Growth & Income") and Large Cap Research Portfolio ("Large Cap") pursuant to a plan of reorganization approved by T. Rowe Growth & Income and Large Cap shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 16,411,106 shares of Growth and Income Class A shares (valued at $426.8 million) in exchange for the 22,872,984 shares of T. Rowe Growth & Income and the 3,434,599 shares of Large Cap outstanding on February 9, 2001. T. Rowe Growth & Income's net assets at that date ($376.1 million), including $81.1 million of unrealized appreciation, were combined with those of Growth and Income. Large Cap's net assets at that date ($50.6 million), including $7.6 million of unrealized appreciation, were combined with those of Growth and Income. The aggregate net assets of Growth and Income, T. Rowe Growth & Income and Large Cap immediately before the acquisition were $909,553,539, $376,122,895 and $50,684,361, respectively. The aggregate net assets of Growth and Income immediately after the acquisition were $1,336,360,795.

11. Subsequent Events

A. Adviser changes:

Effective December 31, 2002, State Street Research & Management Company resigned as Adviser to State Street Research Concentrated International Portfolio ("the Portfolio"). The resignation was the result of the Adviser's decision to not manage any international portfolios in the future. On November 13, 2002, the Board of Trustees of the Trust approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and Harris Associates L.P. ("Harris"). The Agreement is not subject to shareholder approval and will become effective on January 1, 2003. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect and fees payable thereunder to the Manager will not change. The name of the Portfolio will be changed to the "Harris Oakmark International Portfolio" at the time the Agreement takes effect.

Effective January 1, 2003, the Manager terminated MFS Financial Services Company ("MFS") as the Adviser to ("the Portfolio"). On November 13, 2002, the Board of Trustees of the Trust approved a new Investment Advisory Agreement with respect to the Portfolio between the Manager and T. Rowe Price Associates, Inc. ("T. Rowe Price"). The Investment Advisory Agreement is not subject to shareholder approval and will become effective January 1, 2003. On December 30, 2002, shareholders approved a new Management Agreement between the Trust and the Manager which will increase the fee paid to the Manager to 0.75% of the Portfolio's assets to cover the increased fees paid by the Manager to T. Rowe Price. The name of the Portfolio will be changed to the "T. Rowe Price Mid-Cap Growth Portfolio" at the time the Agreement takes effect.

B. Reorganizations:

The following Portfolio reorganizations will be presented to the Board of Trustees on February 19, 2002, for approval. If approved, the reorganizations will be presented to shareholders on or about April 25, 2003. If approved by shareholders, the reorganizations will occur on or about April 28, 2003.

The proposed reorganizations provide for the acquisition of all of the assets of:

J.P. Morgan Enhanced Index Portfolio in exchange for shares of Lord Abbett Growth & Income Portfolio; J.P. Morgan International Equity Portfolio in exchange for shares of MFS Research International Portfolio; Janus Growth Portfolio (a series of Metropolitan Series Fund, Inc.) in exchange for shares of Janus Aggressive Growth Portfolio; Lord Abbett Developing Growth Portfolio in exchange for shares of Lord Abbett Growth Opportunities Portfolio. All Portfolios are series of Met Investors Series Trust unless otherwise noted.

REPORT OF INDEPENDENT AUDITORS

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Met Investors Series Trust (the "Trust") comprising J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, State Street Research Concentrated International Portfolio and Third Avenue Small Cap Value Portfolio - the "Portfolios", as of December 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2003

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below.
Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660.

                                                                                                                   Number of
                                                                                                                   Portfolios
                                                                                                                    Overseen
                               Position(s)         Term of Office/              Principal Occupation(s)            Within the
Name, Age and Address      Held with the Trust  Length of Time Served             During Past 5 Years                Trust
---------------------      -------------------  ---------------------           -----------------------            ----------
Elizabeth M. Forget* (36) President and Trustee  From December 2000   Since January 2001, President of Met             22
                                                     to present       Investors Advisory LLC; since July 2000,
                                                                      Executive Vice President of MetLife
                                                                      Investors Group, Inc.; from June 1996 to
                                                                      July 2000, Senior Vice President of
                                                                      Equitable Distributors, Inc.

Stephen M. Alderman (43)  Trustee                From December 2000   Since November 1991, Partner in the law          22
                                                     to present       firm of Garfield and Merel, Ltd.

Jack R. Borsting (73)     Trustee                From December 2000   Currently, Professor of Business                 22
                                                     to present       Administration & Dean Emeritus, Marshall
                                                                      School of Business, University of Southern
                                                                      California (USC); from 1995-2001, Executive
                                                                      Director, Center for Telecommunications
                                                                      Management, USC; from 1988-1995, Dean of
                                                                      Marshall School of Business, USC

Theodore A. Myers (72)    Trustee                From December 2000   Since 1993, Financial Consultant                 22
                                                     to present

Tod A. Parrott (65)       Trustee                From December 2000   Since June 1996, Managing Partner,               22
                                                     to present       Rockaway Partners Ltd. (financial
                                                                      consultants)

Dawn M. Vroegop (36)      Trustee                From December 2000   Since September 1999, Managing Director,         22
                                                     to present       Dresdner RCM Global Investors; from July
                                                                      1994 to July 1999, Director, Schroder
                                                                      Capital Management International

Roger T. Wickers (68)     Trustee                From December 2000   Since 1995, retired; from 1980 to 1995,          22
                                                     to present       Senior Vice President and General Counsel,
                                                                      Keystone Group Inc. and the Keystone Group
                                                                      of Mutual Funds

Michael K. Farrell (49)   Executive Vice          From August 2002    Since July 2002, Chief Executive Officer of      22
                          President                  to present       MetLife Investors Group, Inc. and Met
                                                                      Investors Advisory LLC; since April 2001,
                                                                      Chief Executive Officer of MetLife Resources
                                                                      and Senior Vice President of Metropolitan
                                                                      Life Insurance Company; since January
                                                                      1990, President of Michael K. Farrell
                                                                      Associates

Richard C. Pearson (59)   Vice President and     From December 2000   Since July 2002, President of MetLife            22
                          Secretary                  to present       Investors Distribution Company; since
                                                                      January 2002, Secretary of Met Investors
                                                                      Advisory LLC; since January 2001, Senior
                                                                      Vice President and General Counsel of Met
                                                                      Investors Advisory LLC; since November
                                                                      2000, Executive Vice President, General
                                                                      Counsel and Secretary of MetLife Investors
                                                                      Group, Inc.; from 1998 to November 2000,
                                                                      President, Security First Group, Inc.; from
                                                                      1983 to 1997, Senior Vice President,
                                                                      General Counsel, Security First Group, Inc.

Jeffrey A. Tupper (32)    Chief Financial         From August 2002    Since February 2001, Assistant Vice              22
                          Officer and Treasurer      to present       President of MetLife Investors Distribution
                                                                      Company; from 1997 to January 2001, Vice
                                                                      President of PIMCO Advisors L.P.



                             Other Directorships Held
Name, Age and Address           Outside the Trust
---------------------     -------------------------------
Elizabeth M. Forget* (36)              None






Stephen M. Alderman (43)               None


Jack R. Borsting (73)     Director, Whitman Education
                          Group, Ivax Diagnostics and Los
                          Angeles Orthopedic Hospital;
                          Trustee, Institute of Defense
                          Analyses (IDA) and The Rose
                          Hills Foundation


Theodore A. Myers (72)    Trustee of 38 Van Kampen
                          closed-end funds

Tod A. Parrott (65)       Director, U.S. Stock Transfer
                          Corporation; Director Bonfire
                          Foundation

Dawn M. Vroegop (36)      Board member of City College of
                          San Francisco Foundation



Roger T. Wickers (68)     From 1995 to 1998, Chairman of
                          the Board of Directors of two
                          American International Group
                          mutual funds

Michael K. Farrell (49)                None








Richard C. Pearson (59)                None












Jeffrey A. Tupper (32)                 None



--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

                                                                ANNUAL 1202

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